UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRANSMERIDIAN EXPLORATION INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[                ] [    ], 2008

Dear Fellow Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Transmeridian Exploration Incorporated to be held at [10:00 a.m.], local time, on [                ], [        ], 2008 at [                    ].

The matters to be acted on at the meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

It is important that your shares are represented at the meeting, whether or not you plan to attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to submit a proxy containing your voting instructions as soon as possible by signing, dating and mailing your proxy card in the manner described in the accompanying proxy statement. Our Board of Directors recommends that stockholders vote FOR each of the matters described in the accompanying proxy statement to be presented at the meeting.

We look forward to seeing you on [                    ] [    ], 2008 in Houston.

Sincerely,

Lorrie T. Olivier
Chairman of the Board
and Chief Executive Officer

TRANSMERIDIAN EXPLORATION INCORPORATED

5847 SAN FELIPE, SUITE 4300

HOUSTON, TEXAS 77057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                    ], 2008

Notice is hereby given that the Annual Meeting of stockholders of Transmeridian Exploration Incorporated will be held on [                ], [        ], 2008 at [10:00 a.m.], local time, at [                    ], for the following purposes:

(1)	To elect eight directors of Transmeridian Exploration Incorporated, a Delaware corporation (“Transmeridian” or the “Company”), four of which will be elected by the holders of the Company’s Common Stock, par value $0.0006 per share (“Common Stock”), and four of which will be elected by the holders of the 20% Junior Redeemable Convertible Preferred Stock, par value $0.0006 per share (the “Junior Preferred Stock”), to hold office in accordance with Transmeridian’s Amended and Restated Certificate of Incorporation and bylaws until the 2009 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified.

(2)	To approve the proposed issuance of Common Stock, the 15% Redeemable Convertible Preferred Stock, Series B-1 and B-2, par value $0.0006 per share, of the Company (collectively, the “New Preferred Stock”), and warrants to purchase Common Stock pursuant to the Investment Agreement, dated as of June 11, 2008, as amended and restated as of September 22, 2008, by and between Transmeridian and United Energy Group Limited, an exempted company with limited liability existing under the laws of Bermuda (“UEGL”) (the “Investment Agreement”), attached as Annex A, which may result in a potential change of control of the Company.

(3)	To approve the sale of a number of shares of Common Stock in excess of 20% of the Company’s currently issued and outstanding shares of Common Stock at a price below the greater of book value or market price as a result of the Company’s issuing Common Stock, the New Preferred Stock and warrants convertible into or exercisable for shares of Common Stock to UEGL.

(4)	To amend and restate the Transmeridian Amended and Restated Certificate of Incorporation, in the form of Annex B, pursuant to the Investment Agreement.

(5)	To amend the Certificate of Designations of the Company’s 15% Senior Redeemable Convertible Preferred Stock, $0.0006 par value per share (the “Senior Preferred Stock”), in the form of Annex C, pursuant to the Investment Agreement.

(6)	To amend the Certificate of Designations of the Junior Preferred Stock, in the form of Annex D, pursuant to the Investment Agreement.

(7)	To ratify the appointment of UHY LLP (“UHY”) as the Company’s independent auditors for the fiscal year ending December 31, 2008.

(8)	To amend the Transmeridian Amended and Restated Certificate of Incorporation so as to increase the number of shares of Common Stock authorized for issuance from 200 million to 500 million, in the event the transactions contemplated by the Investment Agreement are not consummated.

(9)	To approve a proposal to adjourn the meeting, if necessary, to solicit additional proxies.

Proposals Two, Three, Four, Five and Six are interrelated. Approval of each of these proposals is a condition to the closing of the transactions contemplated by the Investment Agreement, and none of Proposals Two, Three, Four, Five and Six will be implemented unless all of such proposals are approved by the Company’s common stockholders.

The close of business on October 24, 2008 has been fixed as the record date for determining stockholders entitled to notice of, and to vote, either in person or by proxy, at, the Annual Meeting or any adjournments or postponement thereof. For at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to any stockholder’s examination during ordinary business hours at our offices at 5847 San Felipe, Suite 4300, Houston, Texas 77057.

A proxy for the meeting and a proxy statement with information concerning the matters to be acted upon is enclosed herewith.

By Order of the Board of Directors

Earl W. McNiel
Chief Financial Officer

Houston, Texas

[                    ] [    ], 2008

Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the meeting in person, you are urged to immediately complete, date, sign, detach and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

TRANSMERIDIAN EXPLORATION INCORPORATED

5847 SAN FELIPE, SUITE 4300

HOUSTON, TEXAS 77057

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [            ], 2008

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of Transmeridian (the “Board of Directors” or the “Board”), in connection with the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the [location] on [                    ], [            ], 2008 at [10:00 a.m.], local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy will first be mailed to common stockholders of record on or about [                    ] [    ], 2008.

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on October 24, 2008 as the record date (herein so called) for determining the holders of Common Stock entitled to notice of, and to vote, either in person or by proxy, at, the Annual Meeting. As of the record date, Transmeridian had 117,092,229 shares of Common Stock outstanding. Each holder of Common Stock is entitled to a number of votes equal to the number of shares held by it.

RECOMMENDATIONS OF THE BOARD

Unless a stockholder gives other instructions on the accompanying proxy, the persons named as proxy holders on the accompanying proxy will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is set forth, together with a description of each proposal, in this proxy statement. In summary, the Board unanimously recommends a vote:

•	FOR the election of the four directors nominated to the Board of Directors that the holders of Common Stock are entitled to elect.

•

FOR the approval of the proposed issuance of Common Stock, the New Preferred Stock and warrants to purchase Common Stock pursuant to the Investment Agreement, which may result in a potential change of control of the Company.

•

FOR the sale of a number of shares of Common Stock in excess of 20% of the Company’s currently issued and outstanding shares of Common Stock at a price below the greater of book value or market price as a result of the Company’s issuing Common Stock, the New Preferred Stock and warrants convertible into or exercisable for shares of Common Stock to UEGL.

•	FOR the amendment and restatement of the Transmeridian Amended and Restated Certificate of Incorporation.

•	FOR the amendment of the Certificate of Designations of the Senior Preferred Stock.

•	FOR the amendment of the Certificate of Designations of the Junior Preferred Stock.

•	FOR the appointment of UHY as independent auditor for the Company for the year ending December 31, 2008.

•

FOR the amendment of the Transmeridian Amended and Restated Certificate of Incorporation so as to increase the number of shares of Common Stock authorized for issuance from 200 million to 500 million, in the event the transactions contemplated by the Investment Agreement are not consummated.

•	FOR the approval of a proposal to adjourn the meeting, if necessary, to solicit additional proxies.

QUORUM AND VOTING

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is not present or represented by proxy, the stockholders entitled to vote at the Annual Meeting that are present in person or represented by proxy have the power to adjourn the Annual Meeting without notice, other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the Annual Meeting as originally called.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote thereon is required for the election of the four director nominees entitled to be elected by holders of Common Stock. Stockholders do not have cumulative voting rights with respect to the election of directors. Abstentions will have the effect of votes against and broker non-votes will have no effect on the election of directors elected by holders of Common Stock.

Pursuant to the American Stock Exchange (“AMEX”) shareholder approval requirements, the affirmative vote of a majority of the votes cast on the proposal in person or by proxy is required to approve the potential change of control of Transmeridian resulting from the Investment Agreement. Abstentions and broker non-votes will have no effect on the outcome of this vote. In addition, under the Company’s bylaws, the vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote thereon is required to approve this proposal. Abstentions will be treated as votes against and broker non-votes will have no effect on the outcome of this vote.

Pursuant to AMEX shareholder approval requirements, the affirmative vote of a majority of the votes cast on the proposal in person or by proxy is required to approve the issuance or potential issuance of Common Stock, at a price less than the greater of book or market value, representing 20% or more of the current outstanding Common Stock. Abstentions and broker non-votes will have no effect on the outcome of this vote. In addition, the vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote thereon is required to approve this proposal pursuant to the Company’s bylaws. Abstentions will be treated as votes against and broker non-votes will have no effect on the outcome of this vote.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to amend and restate the Transmeridian Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and the holders of 66- 2/3% of the outstanding shares of our Senior Preferred Stock is required to amend the Certificate of Designations of the Company’s Senior Preferred Stock. Holders of Senior Preferred Stock are not being solicited hereby to approve this proposal, and the Board does not intend to submit this proposal for approval by the holders of Senior Preferred Stock at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and the holders of 66- 2/3% of the outstanding shares of our Junior Preferred Stock is required to amend the Certificate of Designations of the Company’s Junior Preferred Stock. Holders of Junior Preferred Stock are not being solicited hereby to approve this proposal, and the Board does not intend to submit this proposal for approval by the holders of Junior Preferred Stock at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The affirmative vote of a majority of the shares of Common Stock having voting power present, in person or represented by proxy, at the Annual Meeting is required to ratify the appointment of UHY as independent auditor for Transmeridian. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to amend the Transmeridian Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The affirmative vote of the holders of a majority of the shares of Common Stock having voting power present, in person or represented by proxy, at the Annual Meeting is required to approve the proposal to adjourn the Annual Meeting, if necessary to solicit additional proxies. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

Delaware law does not afford our stockholders the opportunity to seek appraisal rights in connection with the actions described in the proposals herein and receive value for their shares of Common Stock.

PROXY SOLICITATION

The expenses of the solicitation of proxies will be borne by Transmeridian. Solicitation of proxies may be made in person or by mail, electronic mail, telephone or facsimile by directors, executive officers and other employees of Transmeridian. Transmeridian will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and Transmeridian will reimburse such entities for their reasonable out-of-pocket expenses. Transmeridian has retained Georgeson Inc. to assist with the solicitation of proxies from brokers, nominees and other institutional holders for an estimated fee of $17,500, plus its out-of-pocket expenses.

REVOCATION OF PROXY

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by (a) giving written notice to the Secretary, Assistant Secretary or Chief Financial Officer of Transmeridian of such revocation, (b) voting in person at the Annual Meeting or (c) executing and delivering to the Secretary, Assistant Secretary or Chief Financial Officer of Transmeridian a later-dated proxy.

PROPOSAL ONE: ELECTION OF DIRECTORS

The number of directors constituting the full Board of Directors of Transmeridian has been fixed at eight by the Board, in accordance with Transmeridian’s bylaws. The four director nominees indicated below that the holders of the Common Stock are entitled to elect (the “Common Nominees”) and the four director nominees indicated below that the holders of the Junior Preferred Stock are entitled to elect (the “Preferred Nominees”) have been nominated by the Board. Proxies are being solicited hereby for the election of the Common Nominees, and such proxies may not be voted for more than four persons. Eight directors will be elected at the Annual Meeting to hold office until the 2009 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. If the transactions contemplated by the Investment Agreement are consummated, the number of directors will be reduced from eight to seven, UEGL will nominate six candidates for the Board of Directors and, at least five days prior to the Swap Closing (as defined below), the four Preferred Nominees and three of the four Common Nominees, if elected, will resign as directors of the Company.

NOMINEES FOR ELECTION AS DIRECTORS:

Name, Age (as of October 31, 2008) and Business Experience	Director Since
Common Nominees

Lorrie T. Olivier, 57, has served as Chief Executive Officer of the Company since its inception in 2000 and as President from inception to May 2007. Mr. Olivier became Chairman of the Board in February 2002. From 1991 to 2000, Mr. Olivier was employed by American International Petroleum Corporation (AIPC) as Vice President of Operations and President of AIPC Kazakhstan. He was the key executive in charge of developing AIPC’s interests in the Caspian Sea region. Mr. Olivier has devoted his entire career to international oil and gas exploration and production, serving with Occidental Petroleum and Shell Oil prior to his employment with AIPC.

2000

James H. Dorman, 76, joined the Board in October 2002. He is the Chairman of the Nominating and Governance Committee. Mr. Dorman has almost 50 years of experience as a professional geologist and oil and gas executive. In October 2005, Mr. Dorman worked with Platinum Energy Resources as an Executive Vice President and Chief Geologist. In 1996, Mr. Dorman founded Doreal Energy Corporation, a publicly-held international exploration and production company, and served as President, Chief Executive Officer and a Director until retiring in 2001. He began his career with Chevron and was later employed by Tenneco, Inc., serving for 25 years, where he last held the position of Exploration Vice President.

2002

Marvin R. Carter, 79, joined the Board in April 2004. He is the Chairman of the Compensation Committee. Mr. Carter has over 50 years of experience in the international oil and gas exploration and production business. From 1971 until 1990, he served as President and General Manager for three Occidental Petroleum subsidiaries in South America. He also served as Vice President of Latin America Operations and as Vice President, Executive Operations for Occidental until his retirement in 1994.	2004

Alfred L. Shacklett, Jr., 60, joined the Board in December 2006. Mr. Shacklett has over 30 years of experience in the petroleum industry, including 13 years in Russia and Kazakhstan. Most recently, he was a senior financial executive with YUKOS Oil Company, a fully-integrated oil and gas company headquartered in Moscow, Russia, from 1998 to 2000 and from 2002 until his retirement in September 2005. From 2000 to 2001, he was the business development country manager in Rome, Italy for Crown Castle International, an owner and operator of wireless infrastructure. Previously, Mr. Shacklett worked for the Republic of Kazakhstan as a financial advisor to the Minister of Economics and Trade, the State Property Committee and Uzenmunaigaz, a regional Kazakh oil producer. In Russia, he held the position of director of energy consulting for Ernst & Young, LLP, Moscow. Mr. Shacklett is a graduate of the University of Texas at Austin, and is a certified public accountant and registered petroleum engineer in the State of Texas. He began his career as an auditor with Ernst & Young in Houston, Texas.

2006

Name, Age (as of October 31, 2008) and Business Experience	Director Since
Preferred Nominees

Thomas E. Dans, 39, joined the Board in May 2008. Mr. Dans is President of Grand River Capital LLC, a privately held investment firm based in Houston, Texas. Mr. Dans has over 17 years of principal investing and investment banking experience with an emphasis on the countries of the former Soviet Union. Prior to founding Grand River in April 2006, Mr. Dans was a principal in the emerging markets group of Burlington Capital Group, an Omaha, Nebraska investment firm, where he worked from September 2000 to November 2005. During his tenure at Burlington, Mr. Dans worked extensively in Kazakhstan and Central Asia, while establishing Cantera Partners, a commodity processing business based around the firm’s regional agribusiness holdings. Previously, Mr. Dans held investment banking assignments at Evercore Partners, Allen & Company Incorporated and Merrill Lynch & Co. in New York. From 1995 to 1997, Mr. Dans ran the Moscow office of The U.S. Russia Investment Fund, a $440 million private equity fund. He has been a director and early stage investor in several prominent businesses in Russia, Ukraine, Kazakhstan and Georgia, including Saint Springs Water Limited (now Nestlé Waters), Sun Brewing Limited (now InBev), TV3 Russia (now Prof-Media) and Russian Petroleum Investor, Inc. Mr. Dans holds a Bachelor of Arts (Honors) in History and Russian Studies from Brown University and completed semester studies at the Moscow Energy Institute in 1990. Mr. Dans is a CFA and is fluent in Russian.

2008

Daniel A. Franchi, 52, joined the Board in May 2008. Mr. Franchi is currently the acting President of Proteus California and Vice President of Operations of Proteus Energy Corporation, a private independent petroleum producer that acquires and operates oil and gas fields in California. Mr. Franchi has been serving in such capacity with Proteus Energy Corporation since March 2007. Prior to joining Proteus in March 2007, Mr. Franchi served as Director, Petroleum Operations of Watt Mineral Holdings, a Santa Monica, California-based private petroleum producer. From 1978 to November 2005, Mr. Franchi was employed by Unocal Corporation in various positions with responsibility for foreign and domestic corporate financing and served as Unocal’s Assistant Treasurer. Mr. Franchi holds a Bachelor of Science in Industrial Engineering from California Polytechnic State University and Master of Science in Industrial and Systems Engineering and Master of Business Administration degrees from the University of Southern California.

2008

Gary W. Neus, 56, joined the Board in May 2008. Mr. Neus has served as a business consultant since January 2006, and has assisted in general corporate matters, including a financing project in the United Kingdom, a corporate restructuring and in the portfolio management of a fund’s projects. Prior to January 2006, Mr. Neus served as an Assistant Treasurer for Project Structure and Acquisition Finance at Unocal (1998-September 2005), Vice President for commercial development at Amoco Power Resources (1996-1998) and Managing Director for mergers and acquisitions at Central and Southwest Energy (1995-1996). Between 1987 and 1995, Mr. Neus served in various executive positions for National Westminster Bank Plc, and previously was employed by Vicon Recovery Systems, Inc. as its controller/chief financial officer (1986-1987), Foster Wheeler as a manager and director (1980-1986) and the U.S. Department of Energy as an auditor (1975-1980). Mr. Neus holds a Bachelor of Science degree in Accounting from Northeastern University and a Master of Business Administration degree from Fairleigh Dickinson University.

2008

Name, Age (as of October 31, 2008) and Business Experience	Director Since

Fred S. Zeidman, 62, joined the Board in May 2008. Mr. Zeidman was appointed Chairman of the United States Holocaust Memorial Council by President George W. Bush in March 2002. A prominent Houston-based business and civic leader, Mr. Zeidman is interim President of Nova Biosource Fuels, Inc. serving in such capacity since March 2008. Mr. Zeidman is also the Chairman of the Board of Corporate Strategies, Inc., serving in such capacity since September 2005, and was the Chairman of the Board of Seitel, Inc. from June 2002 until its sale in February 2007. Mr. Zeidman holds a Bachelor’s degree from Washington University in St. Louis and a Masters in Business Administration degree from New York University.

2008

Each of the nominees for election as a director has agreed to serve if elected. Transmeridian knows of no reason why any of the nominees for election as directors would be unable to serve. Should any of the nominees be unable to serve, all proxies returned to Transmeridian will be voted in accordance with the best judgment of the persons named as proxies except where a contrary instruction is given.

The Board of Directors recommends a vote FOR the election of Messrs. Olivier, Dorman, Carter and Shacklett to the Board of Directors.

VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

Each Common Nominee must receive the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote thereon. Abstentions will be treated as votes against and broker non-votes will have no effect on the election of Common Nominees.

DIRECTORS’ MEETINGS AND COMMITTEES

The Board has standing audit, compensation and nominating and governance committees. The Board has adopted written charters for the audit, compensation and nominating and governance committees. These charters are available on the Company’s website at www.tmei.com. The Board has also established a Special Committee in connection with the review of strategic alternatives for the Company to enhance shareholder value, including the acquisition of some or all of the Company.

The Board held 10 meetings and acted by unanimous written consent 3 times during 2007. Each director attended at least 75% of the total number of fiscal year 2007 meetings of the Board (held during the period for which he has been a director) and the committee(s) on which he served (during the period that he served).

BOARD INDEPENDENCE

The Board has determined that each of the director-nominees is “independent,” as defined under the rules and regulations of the Securities and Exchange Commission (the “SEC”), except for Mr. Olivier, the Chairman of the Board and Chief Executive Officer of the Company. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are “independent directors,” as defined under the applicable rules and regulations of the SEC and AMEX.

COMMITTEES OF THE BOARD

Audit Committee

During 2007, the Audit Committee consisted of J. Frank Haasbeek, James H. Dorman and Alfred L. Shacklett. On May 19, 2008, Mr. Haasbeek resigned from the Board of Directors. Currently, the Audit Committee consists of Messrs. Zeidman, Dorman and Shacklett. Mr. Zeidman is the Chairman of the Audit Committee. The Board has determined that Messrs. Zeidman and Shacklett are “audit committee financial experts” and “independent” as defined under the applicable rules of the SEC and the listing requirements of AMEX.

The functions of the Audit Committee include: (i) appointing the independent auditor for the annual audit and approving fee arrangements with the independent auditor; (ii) monitoring the independence, qualifications and performance of the independent auditor; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, any significant adjustments proposed by the independent auditor and our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K; (v) making a recommendation to the Board regarding inclusion of the audited financial statements in our Annual Reports on Form 10-K; (vi) reviewing recommendations, if any, by the independent auditor resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing disagreements, if any, between management and the independent auditor; (viii) meeting privately on a periodic basis with the independent auditor and management to review the adequacy of our internal controls; (ix) monitoring our accounting management and controls; (x) monitoring our policies and procedures regarding compliance with the Foreign Corrupt Practices Act, compliance with our Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (each of which is available on the Company’s website at www.tmei.com); (xi) monitoring any litigation involving the Company that may have a material financial impact on the Company or relate to matters entrusted to the Audit Committee; and (xii) reviewing and approving related party transactions in accordance with the Company’s Policy Statement Regarding Related Party Transactions.

The Audit Committee held 7 meetings and acted by unanimous written consent once during 2007.

Compensation Committee

During 2007, the Compensation Committee consisted of Marvin R. Carter, James H. Dorman and J. Frank Haasbeek. On May 19, 2008, Mr. Haasbeek resigned from the Board of Directors. Currently, the Compensation Committee consists of Messrs. Carter, Dorman and Neus. Mr. Carter is the Chairman of the Compensation Committee. The functions of this committee are to: (i) establish the compensation of the Company’s executive officers; (ii) periodically review the succession plans for the Company’s executive officers; and (iii) serve as the administrative committee for the Company’s stock option and stock compensation plans.

The Compensation Committee held 10 meetings during 2007.

Nominating and Governance Committee

During 2007, the Nominating and Governance Committee consisted of Marvin R. Carter, James H. Dorman and Dr. Wolfgang Rupf. On May 19, 2008, Dr. Rupf resigned from the Board of Directors. Currently, the Nominating and Governance Committee consists of Messrs. Dorman, Carter and Dans. Mr. Dorman is the Chairman of the Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to ensure continuation of the effectiveness and independence of the Board. The Committee is responsible for: (i) reviewing the credentials of persons suggested as prospective directors; (ii) nominating persons to serve as directors and as officers of the Company, including the slate of directors to be elected each year at the annual meeting of stockholders; (iii) making recommendations concerning the size and composition of the Board, as well as criteria for Board membership; (iv) making recommendations concerning the Board’s committee structure and makeup; (v) providing for continuing education of the directors and self-assessment of the Board’s effectiveness; and (vi) overseeing the Company’s Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (each of which is available on the Company’s website at www.tmei.com).

The Nominating and Governance Committee held 2 meetings during 2007.

The Nominating and Governance Committee’s process for identifying and evaluating nominees is as follows: (a) for incumbent directors whose terms are expiring, it reviews the quality of their prior service to the Company, including the nature and extent of their participation in the Company’s governance and their contributions of management and financial expertise and experience to the Board and the Company; and (b) for new director candidates, in addition to their expertise, experience, reputation and stature, it considers whether their skills are complementary to those of existing Board members, whether they will fulfill the Board’s then-existing needs for management, financial, technological or other expertise and whether they are likely to have sufficient time to perform responsibly all of their duties as directors.

The Nominating and Governance Committee considers candidates brought to its attention by current Board members, search firms, stockholders and other persons.

Special Committee

Our Special Committee was formed on June 13, 2007 in connection with our review of strategic alternatives, including the potential acquisition of some or all of the Company, and consisted of Messrs. Marvin R. Carter and J. Frank Haasbeek and Dr. Wolfgang Rupf. On May 19, 2008, Messrs. Neus, Dans, Franchi and Zeidman were appointed as members of the Special Committee. The Special Committee reviewed the original investment agreement (prior to its amendment and restatement) with UEGL, dated as of June 11, 2008 (the “Original Investment Agreement”), as well as the Investment Agreement. The initial term of the Special Committee expired June 13, 2008. On June 9, 2008, in view of the series of transactions contemplated by the Original Investment Agreement and in an effort to fulfill its fiduciary duties to the Company and the stockholders and to assure that the stockholders were adequately represented in the performance of the Original Investment Agreement and the transactions contemplated thereby, the Board voted to reestablish the Special Committee for a term of one year. The Special Committee consists of Messrs. Neus, Carter, Dans, Franchi and Zeidman. Mr. Neus is the Chairman of the Special Committee.

The Special Committee held 52 meetings during 2007.

DIRECTOR NOMINEES RECOMMENDED BY STOCKHOLDERS

Director nominees recommended by stockholders are evaluated in the same manner as director nominees recommended by Board members, search firms or other persons. Any stockholder nomination must be submitted in writing and should include the nominee’s name and qualifications and be addressed to the Chairman of the Nominating and Governance Committee, 5847 San Felipe, Suite 4300, Houston, Texas 77057. The information must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, evidence of the nominating person’s ownership of the Company’s Common Stock, a written indication by the candidate of her or his willingness to serve if elected and a written statement in support of the candidate, including comments as to the candidate’s character, judgment, age, business experience and other commitments.

For a stockholder recommendation to be considered by the Nominating and Governance Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC. See “Stockholder Proposals for 2009 Annual Meeting.”

There are no nominees for election to the Board at the Annual Meeting other than the four Preferred Nominees and the four Common Nominees.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder may contact any of our directors directly by writing to them, by mail, at our principal executive offices, the address of which appears on page 1 of this proxy statement.

In addition, any stockholder may report to the Board any complaints regarding accounting, internal accounting controls or auditing matters. Any stockholder who wishes to so contact the Board should send such complaints to the Chairman of the Audit Committee at our principal executive offices, the address of which appears on page 1 of this proxy statement.

Our Chief Financial Officer will review, summarize and, if appropriate, investigate the complaint and draft a response to the communication in a timely manner. A member of the Audit Committee, or the Audit Committee as a whole, will then review the summary of the communication, the results of the investigation, if any, and the draft response. The summary and response will be in the form of a memorandum, which will become part of the stockholders’ communications log that the Company maintains with respect to all stockholder communications.

Stockholders may also communicate complaints regarding Transmeridian’s accounting, internal accounting controls or auditing practices by utilizing the anonymous telephone and/or Internet procedures described on the Company’s website at www.tmei.com.

DIRECTOR ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

The Company encourages each of its directors to attend the annual meeting of stockholders. All directors serving as a director at the time attended the 2007 Annual Meeting of stockholders.

CODES OF CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer. We have also adopted a written Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. We have posted current copies of these codes on our website, which is located at www.tmei.com. In addition, we intend to post on our website all disclosures that are required by SEC rules or regulations or AMEX listing standards concerning any amendments to, or waivers from, any provision of these codes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the Compensation Committee members has served as an officer or employee of Transmeridian, and none of Transmeridian’s executive officers has served as a member of a compensation committee or board of directors of any other entity that has an executive officer serving as a member of Transmeridian’s Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2008, information about the beneficial ownership of our Common Stock by (i) any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each director of the Company, (iii) each executive officer of the Company (as such term is defined by Item 402(a)(3) of Regulation S-K) and (iv) all executive officers and directors of the Company as a group. In compiling this table, we have relied on the records of our transfer agent, public filings and other information available to us. We believe this information is reliable. However, these holdings are subject to change.

To our knowledge and except as otherwise indicated below, the persons named in the following table have sole voting and investment power with respect to the shares of our Common Stock beneficially owned by them and shown opposite their respective names.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class (1)
Executive Officers and Directors: (2)
Lorrie T. Olivier (3)(4)	15,021,819	12.6%
Earl W. McNiel (4)	1,665,178	1.4%
Nicolas J. Evanoff (5)	696,847	*
Edward G. Brantley (6)	398,216	*
Alan W. Halsey (7)	233,848	*
James H. Dorman	181,666	*
Marvin R. Carter	181,666	*
Alfred L. Shacklett, Jr.	46,666	*

All directors and executive officers as a group (12 persons)	18,425,906	15.1%

Other Beneficial Owners:

United Energy Group Limited (8)	58,116,230	32.8%
Unit 2112, 21F, Two Pacific Place, 88 Queensway, Hong Kong

North Sound Capital LLC (9)	11,370,400	9.1%
20 Horseneck Lane Greenwich, CT 06830

Capital Group International, Inc. (10)	8,327,400	7.1%
11100 Santa Monica Blvd. Los Angeles, CA 90025

*	Less than one percent. None of Messrs. Dans, Franchi, Neus or Zeidman beneficially own any of the Company’s securities.
(1)	Based on 117,092,229 shares of Common Stock outstanding as of September 30, 2008.
(2)	Except for Mr. Olivier, each person has sole voting and investment power with respect to the shares of our Common Stock listed, except as noted below. On June 11, 2008, UEGL and Mr. Olivier entered into a Senior Preferred Stock Purchase Agreement, pursuant to which UEGL agreed to acquire all of Mr. Olivier’s shares of Senior Preferred Stock in exchange for $76.00 per share in cash. In addition, Mr. Olivier has granted UEGL an irrevocable proxy with respect to his shares of Senior Preferred Stock, pursuant to the Senior Preferred Stock Purchase Agreement dated June 11, 2008, and Common Stock, pursuant to a Stockholder Support and Irrevocable Proxy Agreement, dated September 22, 2008. Included in the total above are shares of our Common Stock issuable upon the conversion of our Senior Preferred Stock and shares of our Common Stock issuable upon the exercise of options and warrants that were exercisable as of September 30, 2008 or within 60 days of September 30, 2008 by: Mr. Olivier (2,538,838 shares), Mr. McNiel (1,052,203 shares), Mr. Halsey (83,333 shares), Mr. Evanoff (455,000 shares), Mr. Brantley (216,000 shares), Mr. Dorman (131,666 shares), Mr. Carter (131,666 shares) and Mr. Shacklett (26,666 shares). The address for each of our executive officers and directors is 5847 San Felipe Street, Suite 4300, Houston, Texas 77057.
(3)	Includes 5,415,785 shares owned by the Olivier Family Trust, 2,595,455 shares owned by Olivier Family Interests Ltd., 550,000 shares owned by the Olivier Family Living Trust, and 1,620,516 shares of our Common Stock owned by Colamer Ltd., an entity controlled by Mr. Olivier.

(4)	Messrs. Olivier and McNiel hold 50,967 shares and 6,214 shares, respectively, of our Senior Preferred Stock, representing approximately 9.3% and 1.1%, respectively, of the shares of our Senior Preferred Stock outstanding as of September 30, 2008. As a result of the Senior Preferred Stock Purchase Agreement and irrevocable proxies described above, Mr. Olivier has granted UEGL voting power with respect to his shares of Common Stock and Senior Preferred Stock.
(5)	On July 30, 2008, Mr. Evanoff resigned as Vice President, General Counsel and Secretary of the Company.
(6)	Mr. Brantley resigned from the Company on April 14, 2008.
(7)	Mr. Halsey resigned from the Company effective June 30, 2008.
(8)	Based on the Schedule 13D/A filed with the SEC on September 22, 2008. Based on the Senior Preferred Stock Purchase Agreement and irrevocable proxies described above, UEGL has voting power with respect to all of Mr. Olivier’s shares of Senior Preferred Stock and Common Stock.
(9)	Based on the Schedule 13G/A filed with the SEC on February 14, 2008, North Sound Capital LLC shares voting and investment power with certain affiliates with respect to the shares of our Common Stock shown. The reported shares of Common Stock include shares issuable upon exercise of warrants that provide that the number of shares of Common Stock that may be acquired by any holder of the warrants upon exercise thereof is limited to the extent necessary to ensure that, following such exercise, the number of shares of Common Stock then-beneficially owned by such holder and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of the Exchange Act does not exceed 4.999% of the then-issued and outstanding shares of Common Stock. Pursuant to the terms of the warrants, a holder may provide 61 days’ advance written notice of its election to not be governed by this limitation.
(10)	Based on a Schedule 13G/A filed February 12, 2008, Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in that Schedule 13G/A. Based on such Schedule 13G/A, Capital International, Inc., an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 7,449,000 shares of Common Stock, which beneficial ownership we believe to be a result of acting as investment advisor to various investment companies and institutional accounts.

The following table sets forth, as of September 30, 2008, information about the beneficial ownership of our Junior Preferred Stock based on information available to the Company. To our knowledge, the persons named in the following table have sole voting and investment power with respect to the shares of Junior Preferred Stock beneficially owned by them and shown opposite their respective names.

Name of Beneficial Owner	Shares of Junior Preferred Stock Beneficially Owned	Percent of Class
Kenmont Special Opportunities Master Fund, L.P.	131,892	18.6%
711 Louisiana, Suite 1750 Houston, TX 77002

Fursa Master Global Event Driven Fund, L.P.	100,000	14.1%
444 Merrick Road, Suite 104 Lynbrook, NY 11563

Man Mac Miesque 10B Ltd.	87,927	12.4%
c/o Kenmont Investments Management, L.P. 711 Louisiana, Suite 1750 Houston, TX 77002

Whitebox Convertible Arbitrage Partners, LP.	78,089	11.0%
3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416-4675

RELATED PARTY TRANSACTIONS

In accordance with the written policy adopted by the Board of Directors and AMEX listing standards, our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving all related party transactions. In general, for purposes of the Company’s written policy, a related party transaction is a transaction, or a material amendment to any such transaction, involving a related party and the Company. Our policy requires the Audit Committee to review and approve related party transactions. In reviewing and approving any related party transactions or material amendments to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party’s relationship to the Company and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction is fair to the Company.

In March 2007, the Company issued, in a private placement transaction, warrants to purchase up to an aggregate 8,500,000 shares of Common Stock, specifically (i) a Common Stock Purchase Warrant in the name of North Sound Legacy Institutional Fund LLC to purchase up to 2,125,000 shares of Common Stock and (ii) a Common Stock Purchase Warrant in the name of North Sound Legacy International Ltd. (together with North Sound Legacy Institutional Fund LLC, the “North Sound Entities”) to purchase up to 6,375,000 shares of Common Stock (such Common Stock Purchase Warrants together, the “Warrants”). The Warrants, which are exercisable at any time on or prior to March 15, 2012, were issued for total cash consideration of $8 million (approximately $0.94 per underlying share of Common Stock) and, when exercised, will entitle the holder to receive shares of Common Stock at an exercise price of $2.00 per share. The Warrants each provide for customary anti-dilution adjustments with respect to the exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants. The Warrants and related agreements were negotiated among the Company and the North Sound Entities, and we believe that they are on arms’ length terms and on terms comparable to what we could have received at the time from an unaffiliated third party. To ensure the fairness of the transaction to the Company, the aggregate consideration paid or payable by the North Sound Entities of approximately $2.94 per share was based on the market price of the Common Stock at the time, which closed at $2.90 per share on March 14, 2007 and at $3.02 per share on March 15, 2007.

North Sound Capital LLC is the managing member and investment advisor of each of the North Sound Entities. According to the Schedule 13G/A filed by North Sound Capital LLC with the SEC on February 14, 2008, the North Sound Entities beneficially owned an aggregate 14,322,920 shares of Common Stock as of December 31, 2007, representing approximately 10.3% of Common Stock outstanding as of December 31, 2007.

On December 31, 2007, Trans Meridian International, Inc., a company controlled by Lorrie T. Olivier, the Company’s Chief Executive Officer, and a subsidiary thereof, entered into an Agreement and Plan of Merger with the Company, pursuant to which the Company would become a wholly-owned subsidiary of Trans Meridian International, Inc. The agreement was terminated on March 31, 2008. See “Proposal Two: Potential Change of Control Resulting From the Investment Agreement.” The Agreement and Plan of Merger was negotiated between Trans Meridian International, Inc. and its subsidiary, on the one hand, and the Company, on the other. The parties were each represented by separate counsel, and the transaction was approved by the Special Committee after consideration of the terms and conditions of the Agreement and Plan of Merger and other relevant factors. Accordingly, we believe that the Agreement and Plan of Merger was on arms’ length terms and on terms comparable to what we could have received at the time from an unaffiliated third party.

On June 11, 2008, the Company entered into the Original Investment Agreement with UEGL, which, together with a July 22, 2008 letter agreement, was amended and restated in its entirety by the Investment Agreement on September 22, 2008. See “Proposal Two: Potential Change of Control Resulting From the Investment Agreement” and “Proposal Three: Sale of Shares in Excess of 20% of the Company’s Issued and Outstanding Shares of Common Stock” for additional information about the Original Investment Agreement and the Investment Agreement. In addition, on June 26, 2008, the Company and one of its subsidiaries sold certain surplus equipment to UEGL for $12.0 million. At that time, UEGL was the beneficial owner of approximately 25.8% of our Common Stock based on a Schedule 13D filed by UEGL with the SEC on June 23, 2008. The equipment sale was negotiated between the Company and UEGL, and we believe that it was on arms’ length terms and on terms comparable to what we could have received at the time from an unaffiliated third party. To ensure the fairness of the transaction to the Company, the purchase price for the equipment was based on the invoice price paid by the Company for the equipment, and each of UEGL and the Company were represented by separate counsel.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of our Board of Directors, composed of independent directors, administers the compensation programs for all of our executive officers. The primary objectives of the Compensation Committee in regards to executive compensation are to attract, motivate and retain the best possible executive talent, and to tie annual adjustments and long-term cash and stock incentives to the achievement of measurable corporate, business unit and individual performance objectives. The Compensation Committee strives to align executives’ incentives with stockholder value creation and to encourage our executive officers to behave like owners of the business. To achieve these objectives, the Compensation Committee implements and maintains compensation plans that tie a substantial portion of executives’ overall compensation to financial performance, including revenues and operating cash flow, and to key strategic goals, such as project financing, contracts, production rates and increased reserves, and to the establishment and maintenance of key strategic relationships. The Compensation Committee did not set specific targets for the Company’s financial performance or for the attainment of strategic goals by the Company for the purpose of awarding compensation for 2007, but weighed aspects of the Company’s financial performance and the Company’s achievement of strategic goals in determining each executive’s total compensation for 2007.

The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable to the compensation levels of executives in other companies of similar size and stage of development in the energy industry. This evaluation takes into account our relative performance and our own strategic goals. In 2007, the Compensation Committee retained the services of an independent compensation consulting firm, Towers Perrin (the “Compensation Consultant”), to evaluate the competitiveness of our programs and assist with executive compensation program design. The Committee did not direct the Compensation Consultant to perform the services rendered by the Compensation Committee described herein in any particular manner or under any particular method. All of the decisions with respect to the Company’s executive compensation were made by the Compensation Committee alone. The Compensation Consultant collected and summarized compensation data from two data sources: published surveys and peer group proxy analysis. Published survey sources used were generally oil and gas industry specific and included the Towers Perrin 2006 Executive Compensation Database, the 2006 Oil and Gas Compensation Survey and the 2006 Mercer Energy Compensation Database. To facilitate proxy analysis, the Compensation Committee established a peer group consisting of oil and gas and energy services companies having similar asset, revenue and enterprise value profiles as does the Company. The Compensation Committee believes these metrics are appropriate for determining peers because they provide a reasonable point of reference for comparing similar positions and scope of responsibility. For 2007, the Compensation Committee established a peer group consisting of Atlas America, Inc., Stone Energy Corp., Rosetta Resources Inc., Goodrich Petroleum Corp., Carrizo Oil & Gas, Inc., Parallel Petroleum Corp., Petroleum Development Corp., APCO Argentina Inc., Warren Resources, Inc., Arena Resources, Inc., TXCO Resources, Inc., McMoRan Exploration Co., GMX Resources Inc., Harvest Natural Resources, Inc., Clayton Williams Energy, Inc. and Contango Oil & Gas Co. The Compensation Committee has the final authority to hire and terminate the Compensation Consultant, and the Compensation Committee intends to evaluate the Compensation Consultant annually.

Although the Company does not employ a formulaic approach to compensation, the Compensation Committee considered the Company’s financial performance and key strategic goals in determining executive compensation levels for 2007. The Compensation Committee considered the Company’s overall financial performance, including revenues, costs, earnings and operating cash flow, the Company’s net margin, the Company’s share price and available resources for salaries. In addition, the Compensation Committee considered the Company’s progress relating to several key strategic goals, including the extent to which its executive officers have been successful in finding and creating opportunities for the Company to participate in attractive oil and gas projects, the negotiation of contracts, the development of strategic alternatives for the Company to increase shareholder value and the growth in its oil and gas reserves and production.

In evaluating the Company’s financial performance, the Compensation Committee considered that:

•	while net revenues increased from approximately $24.6 million in 2006 to approximately $34.0 million in 2007, operating costs increased from $42.4 million to $54.6 million over the same period;

•	earnings per share of Common Stock fell $0.09 and losses increased from $53.2 million to $57.7 million from 2006 to 2007; and

•	the Company’s share price fell from $3.45 on December 29, 2006 to $1.97 on December 31, 2007.

In addition, the Compensation Committee determined that the executive officers were able to meet certain key strategic goals in 2007:

•	the Company entered into contracts for the transport of oil via pipeline, which allows the Company to realize a greater price per barrel than was realized on oil transported via rail;

•	the Company explored and developed strategic alternatives, including investment arrangements to secure financing for the Company’s drilling program; and

•	the Company increased the number of productive wells from 13 in 2006 to 20 in 2007.

The Compensation Committee did not assign relative weights or rankings to these factors. Instead, it used its discretion based upon a consideration of all of these factors. In addition, the Compensation Committee took into account the fact that the Company does not provide significant perquisites and does not provide a retirement plan or pension benefits to its executive officers.

It is our objective to conduct an annual benchmark review of the aggregate level of our executive compensation, including annual salaries, bonuses and incentive plans for the prior fiscal year. We work with management to establish compensation goals for the upcoming fiscal year, taking into account compensation surveys and input from our Chief Executive Officer and other key executives.

Mr. Olivier’s compensation is higher than that of other currently employed executives primarily because of his seniority, his long tenure with the Company, his status as a founder of the Company, the compensation levels of comparable executives of peer group companies against whom his compensation is targeted and his greater influence over and responsibility for the entire Company. In addition, Mr. Olivier’s compensation reflects his leadership in developing strategic alternatives for the Company to enhance shareholder value, including the acquisition of some or all of the Company.

Mr. McNiel’s total compensation is higher than that of other named executive officers, except for that of Mr. Olivier, primarily because of his seniority, experience and stature in the industry, his reporting relationship to the Chief Executive Officer, the compensation levels of comparable executives of peer group companies against whom his compensation is targeted and his greater influence over and responsibility for the entire Company.

Mr. Halsey’s, Mr. Evanoff’s and Mr. Brantley’s total compensation levels reflect their roles and responsibilities as officers of the Company and their individual contributions to the Company and the officer team.

The key components of our current compensation program for our executive officers are base salary, annual bonus and long-term incentive awards under our 2006 Incentive Plan (the “Incentive Plan”) and 2003 Stock Compensation Plan (the “Stock Plan”). Each part of our compensation program has a critical role in creating opportunities to motivate and reward strong performance and to retain the executive officers who deliver such performance. Based upon energy industry practices, as indicated in the compensation consultant’s final report, the Compensation Committee may implement other compensation components.

Base Salary. Base salaries for our executives are used to recognize the experience, skills, knowledge and responsibilities required of the executive officers in their respective roles. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies. Base salaries are reviewed each year and may be adjusted from time to time to realign salaries with market levels after taking into account executive responsibilities, contributions, performance and experience.

In determining each executive officer’s base salary for 2007, the Compensation Committee considered survey and peer group data, the scope of responsibility, experience and tenure of each executive officer, the development plans for each executive officer and his potential to take on greater responsibilities. After taking into account such considerations, the Compensation Committee awarded a base salary to Mr. Olivier that represents 117% of the median salary for chief executive officers in the Company’s peer group. Messrs. McNiel, Halsey, Evanoff and Brantley were awarded base salaries at 115%, 103%, 103% and 100%, respectively, of the median salary of similarly situated officers within the Company’s peer group.

For 2007, the Compensation Committee did not increase the base salary from 2006 for Messrs. Olivier or McNiel because it believed that the Company’s financial performance and achievement of strategic goals did not merit such an increase and their annual salaries remained within an acceptable range of the median salaries of comparable executives at our peer companies. The Compensation Committee did increase the annual salaries of Messrs. Halsey, Evanoff and Brantley to bring their salaries more in line with the salaries of comparable executives within the Company’s peer group.

Annual Bonus. Certain of our senior executives have employment agreements that provide for discretionary bonuses based on their performance. In addition, the Compensation Committee has the authority, based upon management recommendations, to award discretionary annual bonuses to our executive officers. The annual discretionary bonuses are intended to compensate officers for achieving our financial and operational goals under difficult conditions.

Our discretionary annual bonus may be paid in stock, cash or both, in an amount reviewed with management and approved by the Compensation Committee. Ordinarily, the bonus is paid in a single installment within the first quarter following the completion of a given fiscal year. Pursuant to his or her employment agreement, each executive officer party thereto is eligible for a discretionary annual bonus in an amount equal to a specified percentage of such executive’s base salary. However, the Compensation Committee may increase the annual bonus paid to our executive officers for specific accomplishments. The actual amount of bonus will be determined following a review of each executive’s individual performance.

Bonuses awarded by the Compensation Committee are intended to be competitive with the market while rewarding senior executives for meeting qualitative goals, including delivering near-term financial and operating results, developing long-term growth prospects, improving the efficiency and effectiveness of business operations and building a culture of teamwork focused on creating long-term shareholder value. Consistent with the flexible nature of the annual bonus program, the Compensation Committee does not assign any specific weight to any particular performance goal nor is any specific weight assigned to the performance goals in the aggregate. The Compensation Committee considers not only the Company’s performance during the year with respect to the qualitative goals, but also with respect to market and economic trends and forces, extraordinary internal and market-driven events, unanticipated developments and other extenuating circumstances. In sum, the Compensation Committee analyzes the total mix of available information on a qualitative, rather than quantitative, basis in making bonus determinations.

Having considered the total mix of available information, the Compensation Committee did not award any cash bonuses to executive officers during 2007.

Long-Term Incentive Program

Restricted stock grants. We believe that long-term performance is achieved through an ownership culture that encourages performance by our executive officers through the use of restricted stock and stock-based awards. Accordingly, the Stock Plan was established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with our financial performance. The Compensation Committee believes that the use of restricted stock and stock-based awards offers the best approach to achieving our corporate goals. In order to attract and retain executives and other key employees, we have in the past and expect in the future to provide long-term incentive awards through restricted stock grants, which vest based on continued employment over a specified time period.

Employee stock options. Under the Incentive Plan, the Compensation Committee may make various types of awards with respect to Common Stock. Based upon management recommendations, the Board of Directors decides which employees, directors or consultants shall receive awards under the Incentive Plan and the type of award to be made. In the case of nonqualified stock options granted under the Incentive Plan, the Board also determines the exercise schedule and the exercise price of each option.

The Compensation Committee takes a similar approach to its long-term incentive program as it does to the annual bonus program. The Compensation Committee considers qualitative factors such as delivering near-term financial and operating results, developing long-term growth prospects, improving the efficiency and effectiveness of business operations and building a culture of teamwork focused on creating long-term shareholder value. The Compensation Committee also takes into account market and economic trends and forces, extraordinary internal and market-driven events, unanticipated developments and other extenuating circumstances.

Having considered the total mix of available information, in 2007, the Compensation Committee awarded stock options in the ordinary course of business to executive officers substantially consistent with the prior year. In 2006, Mr. Evanoff received an additional 50,000 shares of stock in connection with the commencement of his employment, which he did not receive in 2007. Mr. Evanoff received options for an additional 25,000 shares in 2007, in recognition of his contributions to the Company.

Other Compensation. Certain of our senior executive officers are parties to employment agreements. Consistent with our pay-for-performance compensation philosophy, we intend to continue to maintain executive benefits and perquisites for officers. However, the Compensation Committee, in its discretion, may revise, amend or add to an officer’s executive benefits and perquisites if deemed advisable. Currently, we believe these benefits and perquisites are at competitive levels for comparable companies.

Role of Executive Officers in Executive Compensation. Mr. Olivier, our Chief Executive Officer, plays an important role in the compensation setting process of our executive officers, although he does not make any recommendation to the Compensation Committee regarding his own compensation. The most significant aspects of his role are evaluating performance and recommending base salary levels and cash bonus and equity awards, and recommending compensation plans, financial performance goals and strategic goals relating to each executive officer. It should be noted that, while our management makes significant recommendations as to the goals and awards for executive officer compensation, the Compensation Committee has complete discretion to determine the final types and levels of compensation.

Stock Ownership Guidelines. The Company has not adopted stock ownership guidelines for its executive officers or directors.

Conclusion. The Company’s compensation policies are designed to retain and motivate its senior executive officers and to ultimately reward them for outstanding performance.

EXECUTIVE OFFICERS

The following table sets forth information on our executive officers, except for Lorrie T. Olivier whose information is included with the above information regarding the Company’s directors:

Name	Age	Position	Year First Elected Officer
Earl W. McNiel	50	Vice President and Chief Financial Officer	2004

Mr. McNiel joined the Company in July 2004 as Vice President and Chief Financial Officer. Mr. McNiel has 24 years of experience with public companies, primarily in the energy industry, and has broad experience with corporate finance, mergers and acquisitions and financial reporting. From 1994 until March 2004, Mr. McNiel was a senior officer with Pride International, Inc., an oilfield services provider and drilling contractor, serving as Chief Financial Officer, Chief Accounting Officer and Vice President of Planning and Corporate Development. Before joining Pride, Mr. McNiel served as Chief Financial Officer of several publicly owned waste management companies and as Manager, Finance with ENSCO International, Inc., an international offshore drilling contractor. He began his career in public accounting in 1980 with Arthur Andersen & Co.

COMPENSATION OF EXECUTIVE OFFICERS

The following table reflects the compensation paid by the Company for services rendered to the Company for the year ended December 31, 2007 by (i) the Chief Executive Officer, (ii) the Chief Financial Officer and (iii) the three other most highly compensated executive officers of the Company (collectively, the “named executive officers”).

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d) (1)	Stock Awards ($) (e) (2)	Option Awards ($) (f) (2)	Non-Equity Incentive Plan Compensation ($) (g)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Lorrie T. Olivier	2007	350,000	—	—	937,995	—	—	—	1,287,995
Chief Executive Officer	2006	350,000	262,500	—	532,621	—	—	—	1,156,121

Earl W. McNiel	2007	225,000	—	63,125	667,326	—	—	—	955,451
Chief Financial Officer	2006	225,000	168,750	126,250	374,124				894,124

Alan W. Halsey (3)	2007	250,000	—	302,500	281,417	—	—	—	833,917
Chief Operating Officer	2006	144,791	72,917	478,958	—				696,666

Nicolas J. Evanoff (4)	2007	200,000	—	189,900	429,350	—	—	—	819,250
Vice President, General Counsel and Secretary	2006	175,000	105,000	258,242	185,317				723,558

Edward G. Brantley (5)	2007	175,000	—	125,250	178,625	—	—	—	478,875
Chief Accounting Officer	2006	160,000	80,000	125,250	86,350				451,600

(1)	There were no bonuses awarded for 2007 performance.
(2)	The amounts shown in column (e) represent the aggregate expense amounts recognized for financial statement reporting purposes in fiscal 2007 for restricted stock awards made to the named executive officer in prior years. The Company did not make stock awards to the named executive officers in 2007. The amounts shown in column (f) represent the aggregate expense amounts recognized for financial statement reporting purposes in fiscal 2007 for stock options granted to the named executive officer in 2007 and prior years as applicable. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with Statement of Financial Accounting Standards No. 123(R) (“SFAS 123(R)”). A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included in Note 7 to our 2007 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the year ended December 31, 2007.
(3)	Mr. Halsey resigned from the Company effective June 30, 2008.
(4)	On July 30, 2008, Mr. Evanoff resigned as Vice President, General Counsel and Secretary of the Company. Mr. Evanoff entered into a separation agreement on May 9, 2008 with the Company, effective October 1, 2007, pursuant to which Mr. Evanoff agreed to resign as Vice President, General Counsel and Secretary of the Company but remain employed by the Company in a consulting capacity for a period of time (ending on or before December 31, 2008). While employed as a consultant, Mr. Evanoff is not entitled to health or welfare benefits, but is reimbursed for expenses incurred in accordance with Company policies and receives a monthly consulting fee of $9,167 and any outstanding stock options and equity awards he held prior to his resignation will continue to vest. In addition, Mr. Evanoff will be paid a lump sum of $73,336 for past and continuing services performed (or to be performed) in the ordinary course consistent with his role and responsibilities with the Company. In the event of a “change in ownership or effective control,” as defined in Section 409A of the Internal Revenue Code and applicable U.S. Treasury pronouncements, that occurs within a specified period of time, Mr. Evanoff will receive a lump sum payment equal to $480,000 and will automatically become fully vested in outstanding stock options and equity awards.
(5)	Mr. Brantley resigned from the Company on April 14, 2008.

Grants of Plan-Based Awards

The following table provides information regarding the equity and non-equity awards granted to the Company’s named executive officers in 2007.

	Grant Date (b)							All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)(2)	Exercise Or Base Price of Option Awards ($/SH) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)(3)
		Estimated future payouts under Non-Equity Incentive Plan Awards			Estimated future payouts under Equity Incentive Plan Awards
Name (a)		Threshold ($) (c)(1)	Target ($) (d)(1)	Maximum ($) (e)(1)	Threshold (#) (f)(1)	Target (#) (g)(1)	Maximum (#) (h)(1)
Lorrie T. Olivier	2/5/07	0	262,500	525,000	N/A	N/A	N/A	—	350,000	3.49	1,074,500
Earl W. McNiel	2/5/07	0	168,750	337,500	N/A	N/A	N/A	—	250,000	3.49	767,500
Alan W. Halsey	2/5/07	0	187,500	375,000	N/A	N/A	N/A	—	250,000	3.49	767,500
Nicolas J. Evanoff	2/5/07	0	100,000	200,000	N/A	N/A	N/A	—	150,000	3.49	460,500
Edward G. Brantley	2/5/07	0	87,500	175,000	N/A	N/A	N/A	—	75,000	3.49	230,250

(1)	No cash or equity-based bonuses were given to our named executive officers for 2007.
(2)	Options granted have a 10-year life and vest one-third after six months, one-third after 18 months and one-third after 30 months.
(3)	Amounts represent the grant date fair value of the stock options granted to the named executive officer in 2007 determined pursuant to SFAS 123(R) using the Black-Scholes option pricing model. The SFAS 123(R) grant date values are also used for financial reporting purposes and are expensed over the vesting period of the stock options.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the current stock options and restricted stock grants held by the named executive officers as of December 31, 2007. The table includes unexercised and unvested stock options and unvested restricted stock grants. Information on the vesting dates for each stock option and restricted stock award and the market value of the restricted stock awards is detailed in the accompanying footnotes.

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Lorrie T. Olivier	100,000	—		—	1.50	11/17/09	—	—	—	—
	400,000			—	1.61	05/17/10
	233,333	116,667	(1)	—	5.98	01/26/11
	116,667	233,333	(1)
		—		—	3.49	02/15/17

Earl W. McNiel	300,000	—		—	1.61	05/17/10	—	—	—	—
	166,667	83,333	(2)	—	5.98	01/26/11
	83,333	166,667	(2)	—	3.49	02/15/17

Alan W. Halsey	83,333	166,667	(3)	—	3.49	02/15/17	100,000	197,000	—	—

Nicolas J. Evanoff	150,000	—		—	1.61	05/17/10	10,000	19,700	—	—
	83,333	41,667	(4)	—	5.98	01/26/11
	50,000	100,000	(4)	—	3.49	02/15/17

Edward G. Brantley	50,000	25,000	(5)	—	5.98	01/26/11	37,500	73,875	—	—
	25,000	50,000	(5)	—	3.49	02/15/17

(1)	The vesting dates for Mr. Olivier’s unvested, unexercised options outstanding as of December 31, 2007 are as follows: 116,667 shares vested on July 24, 2008, and of the 233,333 shares, 116,667 shares vested on August 3, 2008, and 116,667 shares vest on August 3, 2009.
(2)	The vesting dates for Mr. McNiel’s unvested, unexercised options outstanding as of December 31, 2007 are as follows: 83,333 shares vested on July 24, 2008, and of the 166,667 shares, 83,333 shares vested on August 3, 2008, and 83,333 shares vest on August 3, 2009.
(3)	The vesting dates for Mr. Halsey’s unvested, unexercised options outstanding as of December 31, 2007 are as follows: of the 166,667 shares, 83,333 shares would have vested on August 3, 2008, and 83,333 shares would have vested on August 3, 2009. The vesting date for Mr. Halsey’s shares of unvested restricted stock are as follows: 50,000 shares vested on June 5, 2008 and, the remaining 50,000 shares would have vested on June 5, 2009.
(4)	The vesting dates for Mr. Evanoff’s unvested, unexercised options outstanding as of December 31, 2007 are as follows: 41,667 shares vested on July 24, 2008, and of the 100,000 shares, 50,000 shares vested on August 3, 2008, and 50,000 shares vest on August 3, 2009. Mr. Evanoff’s 10,000 shares of unvested restricted stock vested on January 26, 2008.
(5)	The vesting dates for Mr. Brantley’s unvested, unexercised options outstanding as of December 31, 2007 are as follows: 25,000 shares would have vested on July 24, 2008, and of the 50,000 shares, 25,000 shares would have vested on August 3, 2008, and 25,000 shares would have vested on August 3, 2009. The vesting date for Mr. Brantley’s 37,500 shares of unvested restricted stock would have been September 27, 2008.
(6)	The market value of the stock awards is equal to the number of unvested shares times $1.97, the closing price of our common stock on AMEX on December 31, 2007.

Option Exercises and Stock Vested

The following table provides information regarding the restricted stock grants held by the named executive officers that vested in 2007 and the market value of the vested stock on the date of vesting. No stock options held by any of the named executive officers were exercised in 2007.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)(1)
Lorrie T. Olivier	—	—	—	—
Earl W. McNiel	—	—	125,000	187,500
Alan W. Halsey	—	—	50,000	122,500
Nicolas J. Evanoff	—	—	30,000 10,000 10,000	79,500 30,500 19,000
Edward G. Brantley	—	—	37,500	78,750

(1)	These amounts are equal to the closing price of our common stock on AMEX on the vesting date multiplied by the number of shares vested.

Pension Benefits

The Company does not have any plans that provide for specified retirement payments and benefits for the named executive officers.

Potential Payments Upon Termination or Change in Control

We have entered into employment agreements that will require us to provide compensation to certain of our named executive officers, other than Mr. Brantley, in the event of a termination of employment without a change in control or a termination upon a change in control of the Company. The amount of the termination or change in control payments, two times such executive officer’s annual salary for termination and three times his annual salary upon a change in control, were set based on discussions with the Compensation Consultant and were made in the Compensation Committee’s judgment and discretion and not upon a formula-driven framework. Termination without a change in control means the termination of the employment of the named executive officer, including by reason of constructive termination, death and disability, for any reason other than cause or voluntary resignation. The named executive officer is not entitled to any compensation for termination for cause or voluntary resignation.

The following tables reflect the amount of compensation payable to each named executive officer covered by an employment agreement upon termination without a change in control and termination upon a change in control.

Lorrie T. Olivier

The following table describes the potential payments upon termination with and without a change in control of the Company for Lorrie T. Olivier, the Company’s Chairman and Chief Executive Officer.

Executive Benefits and Payments Upon Termination	Termination Without Change in Control (1)	Termination Upon Change in Control (2)
Compensation:
Base Salary ($350,000)	$700,000	$1,050,000
Bonus	525,000	1,575,000
Medical Benefits	41,948	62,922
Long-term incentives:
Stock Options:
Unvested (3)	—	—
Restricted Stock:
Unvested (4)	—	—

Total	$1,266,948	$2,687,922

In connection with the entry into the Investment Agreement, on September 22, 2008, the Company, UEGL and Mr. Olivier entered into a letter agreement (the “Letter Agreement”) amending the terms of Mr. Olivier’s employment agreement dated as of January 10, 2007. The Letter Agreement provides that cash compensation Mr. Olivier would otherwise be entitled to receive upon severance will be paid one-third in cash and two-thirds in Common Stock. The Letter Agreement also reduced the severance payments and benefits Mr. Olivier may receive by one-third, unless Mr. Olivier successfully renegotiates the terms of an overriding royalty interest arrangement with Roskilde Enterprises, Ltd. The amounts set forth above do not reflect the terms of the Letter Agreement, which is not effective until consummation of the transactions contemplated by the Investment Agreement.

Earl W. McNiel

The following table describes the potential payments upon termination with and without a change in control of the Company for Earl W. McNiel, the Company’s Vice President and Chief Financial Officer.

Executive Benefits and Payments Upon Termination	Termination Without Change in Control (1)	Termination Upon Change in Control (2)
Compensation:
Base Salary ($225,000)	$450,000	$675,000
Bonus	337,500	1,012,500
Medical Benefits	32,918	49,377
Long-term incentives:
Stock Options:
Unvested (3)	—	—
Restricted Stock:
Unvested (4)	—	—

Total	$820,418	$1,736,877

Alan W. Halsey

Alan W. Halsey resigned as Vice President and Chief Operating Officer of the Company effective June 30, 2008. The following table describes the potential payments upon termination with and without a change in control of the Company for Alan W. Halsey, the Company’s Vice President and Chief Operating Officer.

Executive Benefits and Payments Upon Termination	Termination Without Change in Control (1)	Termination Upon Change in Control (2)
Compensation:
Base Salary ($250,000)	$500,000	$750,000
Bonus	375,000	1,125,000
Medical Benefits	12,000	18,000
Long-term incentives:
Stock Options:
Unvested (3)	—	—
Restricted Stock:
Unvested (4)	197,000	197,000

Total	$1,084,000	$2,090,000

(1)	The named executive officer is entitled to a benefit under a termination without a change in control equal to two (2) times the sum of (i) the annual base salary in effect on such date plus (ii) the target bonus in effect on such date. Additionally, the named executive officer, including spouse and dependents, is entitled to two years of life, health and accident insurance coverages upon the same terms on which they are provided to active employees of the Company. All outstanding stock options and stock equity awards held by the named executive officer immediately vest and, to the extent greater than the period of time specified in the underlying award, the time for exercising any option will extend until the earlier to occur of (i) one year after the date of termination or (ii) the maximum period permitted under Section 409A of the Internal Revenue Code; provided, however, that in no event shall the time for exercising an option extend beyond the original term of the option.
(2)	The named executive officer is entitled to a benefit under a termination upon a change in control equal to three (3) times the sum of (i) the annual base salary in effect on such date plus (ii) the maximum bonus in effect on such date. Additionally, the named executive officer, including spouse and dependents, is entitled to three years of life, health and accident insurance coverages upon the same terms on which they are provided to active employees of the Company. All outstanding stock options and stock equity awards held by the named executive officer immediately vest and, to the extent greater than the period of time specified in the underlying award, the time for exercising any option will extend until the earlier to occur of (i) one year after the date of termination or (ii) the maximum period permitted under Section 409A of the Internal Revenue Code; provided, however, that in no event shall the time for exercising an option extend beyond the original term of the option.

(3)	The value of unvested stock options is calculated as the difference between the closing price of our stock on December 31, 2007, the last trading day of the year on AMEX, and the exercise price times the number of unvested stock options.
(4)	The value of unvested restricted stock grants is calculated as the closing price of our stock on December 31, 2007, the last trading day of the year on AMEX, times the number of unvested stock grant shares.

Nicolas J. Evanoff

Nicolas J. Evanoff resigned as Vice President, General Counsel and Secretary of the Company on July 30, 2008. Pursuant to his May 9, 2008 separation agreement, in the event of a “change in ownership or effective control,” as defined in Section 409A of the Internal Revenue Code and applicable U.S. Treasury pronouncements, that occurs while Mr. Evanoff remains with the Company or as a result of a definitive agreement that results in a change in control after Mr. Evanoff is no longer employed by the Company as a consultant, Mr. Evanoff will receive a lump sum payment equal to $480,000 and will automatically become fully vested in outstanding stock options and equity awards. We entered into the separation agreement with Mr. Evanoff on May 9, 2008 in order to retain his services as Vice President, General Counsel and Secretary for a limited period of time thereafter, and to keep him involved with the Company in a consulting capacity for a period of time thereafter (ending on or before December 31, 2008). We felt the retention of Mr. Evanoff’s services was critical to the Company while we considered strategic alternatives and believed it unlikely that the Company would be able to find and retain the legal and other services of another party that would be able to perform Mr. Evanoff’s functions.

DIRECTOR COMPENSATION

Each of our non-employee Board of Directors members receives an annual retainer of $10,000, in addition to annual restricted stock grants of 20,000 shares of Common Stock and annual stock option grants of 40,000 shares of Common Stock, or, commencing in 2008, $40,000 in lieu thereof. The stock options have a one year vesting period and a five year term. The Audit Committee chairman receives an additional quarterly fee of $2,000 and members of the Audit Committee each receive quarterly fees of $1,000. The Compensation Committee and Nominating and Governance Committee chairmen each receive additional quarterly fees of $1,000, while members of these committees each receive quarterly fees of $500. Members of the Special Committee each received an appointment fee of $75,000 in June 2008, and will not receive any additional fees during 2008. During 2007, the Special Committee members received a $10,000 appointment fee and $750 each week (or, in the case of the chairman, a $15,000 appointment fee and $1,500 each week). Directors who are also full-time officers or employees of the Company receive no additional compensation for serving as directors.

In the event of a resignation of a non-employee director, such director is entitled to a one time payment of $10,000 and immediate vesting of all outstanding stock options and restricted stock grants. In the event of a merger or other major corporate change, any non-employee director that does not continue to serve as a director of the surviving or acquiring entity is entitled to receive a cash payment equal to two times the current annual cash payments due such director, plus two times the current number of annual restricted stock award shares. The transactions contemplated by the Investment Agreement qualify as a major corporate change. In connection with, and to facilitate the execution and performance of, the Investment Agreement, the directors have agreed to forego an aggregate amount of $167,000 in compensation that would be due as a result of the consummation of the transactions contemplated by the Investment Agreement. All outstanding stock options and restricted stock awards would vest immediately.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(1)	Option Awards ($) (d)(1)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($)(g)	Total ($) (h)
James H. Dorman (2)(3)	20,000	37,167	106,988	—	—	—	164,155
Marvin R. Carter (2)(4)	47,000	37,167	106,988	—	—	—	191,155
Dr. Wolfgang Rupf (2)(5)(10)	40,000	27,200	45,027	—	—	—	112,227
J. Frank Haasbeek (6)(10)	76,000	27,200	45,027	—	—	—	148,227
Alfred L. Shacklett, Jr. (7)	14,000	27,200	45,027	—	—	—	86,227
George E. Reese (2)(8)	4,500	40,800	—	—	—	—	45,300
Dr. Fernando J. Zúñiga y Rivero (9)	4,000	—	—	—	—	—	4,000

(1)	The amounts shown in columns (c) and (d) represent the aggregate expense amounts recognized for financial statement reporting purposes in fiscal 2007 for restricted stock awards and stock options granted to the named directors in 2007 and prior years as applicable. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with SFAS 123(R). A discussion of the valuation assumptions used for purposes of the SFAS 123(R) calculation is included in Note 7 to our 2007 Consolidated Financial Statements that are part of our Annual Report on Form 10-K for the year ended December 31, 2007.
(2)	The grant date fair values of the 20,000 share restricted stock grant and the 40,000 share stock option granted to each of the directors in 2007, computed in accordance with SFAS 123(R), were $40,800 and $122,800, respectively.
(3)	Mr. Dorman had 135,000 options outstanding as of December 31, 2007.
(4)	Mr. Carter had 135,000 options outstanding as of December 31, 2007.
(5)	Dr. Wolfgang Rupf had 40,000 options outstanding as of December 31, 2007.
(6)	Mr. Haasbeek had 40,000 options outstanding as of December 31, 2007.
(7)	Mr. Shacklett had 40,000 options outstanding as of December 31, 2007.
(8)	Mr. Reese resigned from the Board of Directors on April 13, 2007.
(9)	Dr. Fernando J. Zúñiga y Rivero retired from the Board effective as of the 2007 Annual Meeting of stockholders and did not stand for re-election as a director.
(10)	Mr. Haasbeek and Dr. Rupf resigned from the Board effective May 19, 2008.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with Transmeridian’s management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement to be delivered to stockholders.

Respectfully submitted by the

COMPENSATION COMMITTEE

Marvin R. Carter, Chairman

James H. Dorman

Gary W. Neus

Houston, Texas

[                ] [    ], 2008

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. As set forth in its charter, the Audit Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibility for our financial statements and reports, and the independent auditor, who is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

The Audit Committee met 7 times either in person or by telephone and acted by unanimous written consent once during fiscal year 2007. In the course of these meetings, the Audit Committee met with management and our independent auditor and reviewed the results of the external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

The Audit Committee believes that a candid, substantive and focused dialogue with the independent auditor is fundamental to the Audit Committee’s oversight responsibilities. To support this belief, the Audit Committee periodically meets separately with the independent auditors without management present. In the course of its discussions in these meetings, the Audit Committee asks a number of questions intended to bring to light any areas of potential concern related to our financial reporting and internal controls. These questions may include:

•

Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditor itself prepared and been responsible for the financial statements?

•

Based on the auditor’s experience, and its knowledge of our business, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the auditor’s experience, and its knowledge of our business, have we implemented internal controls that are appropriate for our business?

The Audit Committee approved the engagement of UHY as our independent auditor for fiscal year 2007 and reviewed with the independent auditor its respective overall audit scope and plans. In approving UHY, the Audit Committee considered the qualifications of UHY and discussed with UHY its independence, including a review of the audit and non-audit services provided by it to us. The Audit Committee also discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, and it has received and discussed with the independent auditor its written disclosures and letter required by Independence Standards Board Standard No. 1.

Management has reviewed and discussed the audited financial statements for fiscal year 2007 with the Audit Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and the independent auditor to help give the Audit Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Respectfully submitted by the

AUDIT COMMITTEE

Fred S. Zeidman, Chairman

James H. Dorman

Alfred L. Shacklett, Jr.

Houston, Texas

[                ] [    ], 2008

PROPOSAL TWO: POTENTIAL CHANGE OF CONTROL RESULTING FROM THE INVESTMENT AGREEMENT

The Common Stock is listed on AMEX. Generally, under AMEX rules, stockholder approval is required for any transaction that may result in a change of control of the Company.

BACKGROUND OF THE TRANSACTIONS

In March 2007, the Company announced that it planned to review its strategic alternatives for its South Alibek Field in Western Kazakhstan, which represents substantially all of its assets. The strategic alternatives considered included the sale of a partial or complete interest in the field, a farm-in arrangement or a sale of the Company in its entirety. In April 2007, the Company and the Board of Directors retained Jefferies Randall & Dewey, a division of Jefferies & Company, Inc. (“Jefferies”), as its financial advisor in connection with the review, and in June 2007, the Board of Directors formed a Special Committee of the Board to review acquisition proposals with the Company’s financial advisor and ultimately, if appropriate, to make a recommendation to the full Board.

During this process the Company received expressions of interest from several parties and, accordingly, scheduled management presentations with potential buyers and field visits in Kazakhstan. In November 2007, the Company received final, non-binding bids for the acquisition of the Company and continued its negotiations with prospective buyers.

During the Board’s review of strategic alternatives, Mr. Olivier discussed with the Board and the Special Committee his interest in submitting a bid for the acquisition of the Company in accordance with the procedures established by the Special Committee. On December 31, 2007, Trans Meridian International, Inc., a corporation wholly owned by Mr. Olivier and organized under the laws of the British Virgin Islands (“TMII”), TME Merger Sub, Inc., a wholly owned subsidiary of TMII organized under Delaware law (“Merger Sub”), and the Company, following approval by the Board upon the recommendation of the Special Committee, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provided that subject to the terms and conditions set forth therein, promptly following satisfaction of a financing condition, Merger Sub would commence a tender offer for the purchase of all of the issued and outstanding shares of Common Stock of the Company for a price of $3.00 per share, net to the seller in cash (the “Offer”). Pursuant to the Merger Agreement and subject to the conditions specified therein, in the event Merger Sub accepted for payment and paid for the shares of the Company pursuant to the Offer, the Company would become a wholly-owned subsidiary of TMII pursuant to a merger (the “Merger”) of Merger Sub with and into the Company, with the Company as the surviving corporation after the Merger.

As TMII had not met the financing condition in the Merger Agreement within the prescribed time period, which the Company extended from January 31, 2008 to February 15, 2008, the Board of Directors requested certain detailed information regarding TMII’s financing be provided by March 21, 2008, with the intention of terminating the Merger Agreement by March 31, 2008 if such information was not provided. As the Company’s Board of Directors was not satisfied with the information provided, the Company terminated the Merger Agreement on March 31, 2008.

Discussions between the Company and UEGL were initiated by Mr. Aaron Packles of the Global Markets and Investment Banking division of Merrill Lynch & Co. (“Merrill Lynch”) in early March 2008. Mr. Packles contacted the Company’s Chief Executive Officer and Chairman, Mr. Olivier, by telephone regarding a possible partnership or other business arrangement between the Company and UEGL. On March 4, 2008, Mr. Olivier signed a confidentiality agreement with UEGL in both his capacity as a private shareholder and as the Chief Executive Officer of the Company.

On March 5, 2008, Mr. Packles forwarded a letter to the Company from UEGL’s Chairman, Mr. Zhang Hongwei, that expressed UEGL’s interest in a partnership with the Company, requested a meeting to discuss possible transactions with the Company and included a brief description of UEGL. That same day, Mr. Olivier responded with a letter to Mr. Zhang acknowledging receipt of UEGL’s communication of interest and also agreeing to a meeting with UEGL in Hong Kong.

On March 11, 2008, Mr. Olivier met with representatives from UEGL and Merrill Lynch in the Hong Kong offices of Merrill Lynch. Representing UEGL were Mr. Zhang; Ms. Christine Fu, Managing Director; and Mr. Steve Loo, Chief Financial Officer. Merrill Lynch was represented by Ms. Kalpana Desai, Mergers and Acquisitions Manager; Mr. Lodewijk Meen, Manager—Energy; and Mr. Adam Zhu, Director, who also acted as translator. Also in attendance was Ms. Dorthea Koo of Baker & McKenzie, who represented Mr. Olivier in his capacity as a shareholder.

During the meeting, Ms. Fu explained that UEGL had spent time performing due diligence on the Company and had extensive information about the Company, including information about meetings between the Company’s Chief Financial Officer, Mr. McNiel, and another potential buyer from China. The parties then discussed possible transaction structures between UEGL and the Company. UEGL expressed its interest in a transaction that would give UEGL at least 60% ownership of the Company on a fully diluted basis and, as a result, effective control over the Company and its holdings.

On March 14, 2008, Mr. Olivier disclosed to the Board of Directors UEGL’s interest in investing in the Company. The Board agreed that Messrs. Olivier and McNiel should explore an investment structure in more definitive terms with UEGL, but that the Company should keep all other options open for other strategic transactions.

On March 17, 2008, Messrs. Olivier and McNiel met with Mr. Jim Rice of Akin Gump Strauss Hauer & Feld LLP, counsel to the Company (“Akin Gump”). The meeting centered on a discussion of the legal structure and constraints of the various components of the Company’s capitalization, especially with respect to a potential change of control.

On March 29, 2008, Messrs. Olivier and McNiel held a conference call with the members of the Special Committee and other members of the Board of Directors to describe the possible structures a transaction with UEGL may take. The Board of Directors authorized management to continue to explore these possible deal structures with UEGL and UEGL’s ability to fund a strategic transaction involving the Company.

Between March 31 and April 2, 2008, the parties met in the Beijing offices of Citigroup Global Markets Inc. (“Citi”), financial advisor to UEGL, to discuss and develop a deal structure. UEGL was represented by Ms. Fu and Messrs. Loo and Zhang; Citi was represented by Messrs. Ronald Hawkins and David Hobbs; and the Company was represented by Messrs. Olivier and McNiel. UEGL was represented by counsel, Mr. Paul Strecker and Ms. Ling Huang of Shearman & Sterling LLP (“Shearman”). The Company was also represented by counsel, Ms. Holly Smith of Akin Gump. At the meeting, the parties agreed on a basic transaction structure and also agreed to execute a non-binding letter of intent for a potential investment in the Company by UEGL in an amount of up to $213.0 million.

On April 9, 2008, the Board of Directors convened a meeting to discuss the UEGL proposal, its structure and timing. The Board authorized the execution of the letter of intent describing the general nature of the transaction and the potential financial commitment of UEGL. The original terms of the letter of intent provided for an exclusivity and due diligence period that was to terminate on May 15, 2008. At UEGL’s request, the exclusivity and due diligence period was extended to May 29, 2008 so that UEGL could have more time to complete its negotiations with certain key holders of the Company’s Senior Preferred Stock and Junior Preferred Stock (collectively, the “Preferred Stock”).

On May 12, 2008, Messrs. Olivier and McNiel met with representatives of UEGL and Citi in New York City. UEGL was represented by Mr. Jonathan Yeap and Ms. Fu. Citi was represented by Messrs. Eugene Qian, Hawkins and Hobbs. UEGL provided an update on the progress of its due diligence efforts. The parties discussed the status of negotiations, and strategies for negotiating, with certain of the holders of the 12% senior secured notes due 2010 issued by the Senior Notes Issuer (as defined below) (the “Senior Notes”) and holders of Preferred Stock. In addition, UEGL requested that the exclusivity period of the letter of intent be again extended beyond its expiration date of May 29, 2008.

On May 16, 2008, Shearman distributed the first draft of the Original Investment Agreement, which was subsequently followed by drafts of the various ancillary documents. The Company, UEGL and their respective counsel and advisors continued to negotiate the terms of the Original Investment Agreement and ancillary documents through the remainder of May 2008 and into early June 2008.

On June 8, 2008, the Special Committee considered the terms of the Original Investment Agreement. Jefferies made a presentation to the Company’s Special Committee and rendered its oral opinion, subsequently confirmed in writing, that in its opinion, as of such date, and based upon and subject to various assumptions, qualifications and limitations described in its written opinion, attached hereto as Annex E-1, the financial terms of the issuance of 1,512,158 shares of the Company’s 15% Redeemable Convertible Preferred Stock, Series B-1, 622,897 shares of the Company’s 15% Redeemable Convertible Preferred Stock, Series B-2, and warrants to purchase up to 33,653,960 shares of Common Stock (the “Investment”) in accordance with the terms of the Original Investment Agreement were fair, from a financial point of view, to the Company. On June 10, 2008, after careful consideration of the Original Investment Agreement, the opinion of Jefferies and upon the recommendation of the Special Committee of the Board of Directors, the Board of Directors determined that the transactions contemplated by the Original Investment Agreement were advisable and in the best interests of the Company and its stockholders and approved the Original Investment Agreement and the transactions contemplated thereby. See Annex E-1 and “—Opinions of Financial Advisor” for additional information.

On June 11, 2008, the Company entered into the Original Investment Agreement, pursuant to which UEGL agreed, through a series of related transactions, subject to closing conditions, to acquire at least 90% of each of the Company’s outstanding shares of Senior Preferred Stock and Junior Preferred Stock and to make a cash infusion to fund the Company’s ongoing capital expenditure program and working capital requirements.

On July 22, 2008, following discussions amongst the Company, UEGL and Citi and their respective representatives, the Company and UEGL entered into a letter agreement that amended and clarified some of the terms of the Original Investment Agreement in regards to the consideration UEGL would receive in exchange for funding certain of the Company’s obligations arising out of the transactions contemplated by the Original Investment Agreement and the exchange of any Company debt securities held by UEGL or its affiliates.

On August 22, 2008, after negotiations between UEGL and certain of the holders of Senior Notes, it became apparent that certain holders of Senior Notes were not going to agree to the Exchange Offer (as defined below) as contemplated by the Original Investment Agreement. UEGL and Citi informed the Company that holders of Senior Notes were requiring that up to 20% of the Senior Notes would have to be purchased from holders of Senior Notes tendering in the Exchange Offer, as well as up to 5% of the non-tendered Senior Notes. In addition, holders of Senior Notes required that UEGL subordinate or exchange the Senior Notes it held for equity in the Company. As a result, UEGL determined that the amount of cash required to complete the Exchange Offer, the “Change of Control/MAC” offer for the Senior Notes and any subsequent partial redemption of New Notes (as described below), also taking into account the exchange of any Senior Notes held by UEGL, could be as much as $117.3 million, or approximately 55% higher than originally contemplated. The Company and UEGL recognized that the Original Investment Agreement needed to be revised. Both sides generally agreed that the increased compensation to UEGL for the purchase of additional notes would take the form of increased equity. Negotiations among UEGL, Citi, the Company’s management and certain members of the Special Committee were conducted telephonically and by e-mail between August 22, 2008 and September 21, 2008 regarding the form this additional equity ownership would take, and the valuation thereof.

On September 5, 2008 and again on September 20, 2008, the Special Committee considered the proposed Investment Agreement with UEGL, which amended and restated the Original Investment Agreement, as amended by the July 22, 2008 letter agreement, in its entirety and modified certain aspects of the transactions contemplated thereby, including revising the warrant terms and providing for the issuance of shares of Common Stock and additional warrants to purchase Common Stock in exchange for the Company’s debt securities held by UEGL and its affiliates and the funding by UEGL of the Company’s cash payment obligations relating to the Exchange Offer, change of control payment with respect to the Senior Notes and any subsequent partial redemption of the New Notes (as defined below), all as described below. On September 5, 2008, Jefferies made a presentation to the Company’s Special Committee and rendered its oral opinion that as of September 5, 2008, and based upon and subject to various assumptions, qualifications and limitations described in its subsequent written opinion, attached hereto as Annex E-2, the financial terms of the Investment, as restated in the proposed Investment Agreement were fair, from a financial point of view, to the Company. On September 20, 2008, Jefferies updated its September 5, 2008 oral opinion and confirmed in writing that, in its opinion, as of September 20, 2008, based upon and subject to various assumptions, qualifications and limitations described in its written opinion attached hereto as Annex E-2, the financial terms of the Investment, as restated in the proposed Investment Agreement (including the issuance of warrants to purchase five million shares of Common Stock if certain conditions are met), and the issuance of up to 260,666,667 shares of Common Stock and warrants to purchase an additional 225,000,000 shares of Common Stock in accordance with the terms of the Investment Agreement (the “New Investment” and, together with the Investment, the “Investments”) were fair, from a financial point of view, to the Company. On September 22, 2008, after careful consideration of the proposed Investment Agreement, the opinion of Jefferies and upon the recommendation of the Special Committee of the Board of Directors, the Board of Directors determined that the transactions contemplated by the proposed Investment Agreement, including the Investments, were advisable and in the best interests of the Company and its stockholders and approved the proposed Investment Agreement and the transactions contemplated thereby. See Annex E-2 and “—Opinions of Financial Advisor” for additional information.

On September 22, 2008, the Company entered into the Investment Agreement, which amended and restated the Original Investment Agreement to provide that, among other things, the Company would issue up to 260,666,667 shares of Common Stock and warrants to purchase an additional 225,000,000 shares of Common Stock in exchange for the surrender of the Company’s Senior Notes and New Notes held by UEGL and its affiliates and the funding by UEGL of the Company’s cash payment obligations in connection with the Exchange Offer, change of control payment with respect to the Senior Notes and any subsequent partial redemption of the New Notes, all as described below.

As discussed above, in each case the Special Committee recommended approval of the Merger Agreement, the Original Investment Agreement and the Investment Agreement. The Special Committee was established for the purpose of representing the interests of the Company’s stockholders in reviewing, evaluating and negotiating the terms and provisions of any potential strategic transaction and approving or disapproving (or recommending for approval or disapproval) the terms and provisions of any transaction involving the Company. The Special Committee exercised independent judgment in deciding to approve and recommend approval of each agreement and the transactions contemplated thereby. Although members of the Company’s management were involved in the negotiation of the Merger Agreement, the Original Investment Agreement and the Investment Agreement, the terms and provisions of each agreement were subject to the approval of the Special Committee. The members of the Special Committee are not and have not been employees or officers of the Company and have no previous, current or contemplated economic interests in or any significant business, financial or social relationship, with any officer, director or employee of the Company, including Mr. Olivier. Mr. Olivier was not and has not at any time been a member of the Special Committee, and the personal interests of Mr. Olivier were not considered when deciding to approve or disapprove (or recommend for approval or disapproval) any strategic transaction involving the Company. See “—Reasons For the Transactions” for a discussion of the factors considered by the Special Committee before recommending the Original Investment Agreement and the Investment Agreement for approval by the full Board.

Although discussions had been initiated with UEGL prior to termination of the Merger Agreement, termination of that agreement was based on the inability of TMII to meet its obligations under the Merger Agreement, specifically the financing condition, and TMII’s inability to provide sufficient information regarding its financing by the agreed upon deadlines. With TMII unable to obtain financing or provide adequate information with respect thereto, the Board decided to terminate the Merger Agreement. However, the Merger Agreement, on the one hand, and the Original Investment Agreement and the Investment Agreement, on the other, were considered independently of each other by the Special Committee and by the Board.

We believe that the appointment of the Special Committee to approve and recommend approval of strategic transactions involving the Company, and Board approval with respect to the Merger Agreement, the Original Investment Agreement and the Investment Agreement, acted to negate any conflicts of interests that might have existed with respect to Mr. Olivier’s concurrent negotiations with the Company through TMII and his involvement in the transaction with UEGL, as described under “Interests of Certain Persons in or in Opposition to Matters Acted Upon.” Although members of the Board are entitled to receive severance compensation in the event of a merger or other major corporate change involving the Company as described under “Director Compensation,” which compensation would be payable in the event any of the transactions contemplated by the Merger Agreement, the Original Investment Agreement or the Investment Agreement were or are consummated, the Company does not believe these payments interfered with the Board members’ exercise of independent judgment when evaluating these agreements.

The key terms of the Investment Agreement regarding the $75.0 million cash infusion to be made by UEGL remained unchanged. The $75.0 million cash infusion will be used to fund, among other things, working capital requirements, which is, as of September 30, 2008, in deficit by approximately $37.5 million: (a) including approximately $18.0 million of trade payables one of our subsidiaries owes to Sun Drilling, which was reduced to approximately $13.5 million pursuant to a settlement agreement with Sun Drilling entered into on July 23, 2008, pursuant to which our subsidiary agreed to pay Sun Drilling such reduced amount by September 21, 2008, or the reduced amount plus a late payment penalty equal to 0.07% of the settlement amount for each day the payment is late following a 15 business day grace period (as of October 31, 2008, Sun Drilling is owed approximately $13.9 million under the settlement agreement, which amounts have not yet been paid); and (b) excluding the liability for the additional returns owed to certain initial holders of the Junior Preferred Stock under the additional return agreements to which such holders were a party. The rest of the funds are expected to be used to fund the Company’s ongoing capital expenditure program at the South Alibek Field with a focus on raising near-term production, including field 3D seismic analysis, maintenance and workover of existing wells and some drilling work for new wells; the Company expects that approximately $10.0 million of the funds may be used over the next 12 months primarily for workovers on its Russian assets. The cash infusion will not be used to fund the cash consideration payable in the Exchange Offer, the repurchase of any Senior Notes not exchanged in the Exchange Offer or for any subsequent partial redemption of any outstanding New Notes redeemed, as discussed in more detail below or to repurchase or make any payments with respect to any of the Preferred Stock or Common Stock.

REASONS FOR THE TRANSACTIONS

We believe that UEGL’s investment in the Company is in the best interest of the Company’s stockholders and is the most efficient and cost effective way for the Company to receive the funds necessary for its capital expenditure program and working capital requirements. Following the Company’s exhaustive sale process in 2007 described above, the Company received only one conforming bid for a sale of the Company. The Company received one non-conforming bid involving a property-level joint venture, which the Company rejected because such transaction would not have been allowed under the terms of the indenture governing the Senior Notes and the Company’s outstanding Preferred Stock. The Company entered into definitive merger agreement negotiations with the other bidder from October to December 2007; however, the parties did not ultimately sign definitive documents due to, among other things, the number of closing conditions that the bidder required to be satisfied prior to consummating the sale, some of which were believed to be within the bidder’s control. It was at that point that the Special Committee considered and approved the Merger Agreement and related transactions described above, which was terminated by the Company due to TMII’s inability to meet the financing condition under the Merger Agreement, and later approved the execution of the Original Investment Agreement with UEGL, as described above.

Ultimately, the Special Committee and the Board of Directors approved the Original Investment Agreement and the Investment Agreement and the transactions contemplated thereby in June 2008 and September 2008, respectively, rather than a merger or sale of the Company’s assets because of the costs, delay and uncertainty associated with such a transaction, and Jefferies’ opinion that the Company was unlikely to be able to locate a third party willing to enter into such a transaction with the Company at those times. In addition, a merger or asset sale may have involved separate negotiations with many third parties to obtain their consents to the assignment of various contracts to which the Company is a party. In the Special Committee’s view, such an approach may have resulted in higher transaction costs and some or all of the Company’s assets not being sold or not sold on a timely basis. In addition, the Special Committee considered rejecting the transaction with UEGL and continuing operations without UEGL’s investment, but determined that such approach would not be feasible over the long-term, given the Company’s financial position.

Below is a summary of factors considered by the Special Committee prior to recommending that the Board of Directors approve the Original Investment Agreement and the Investment Agreement:

•

the transactions contemplated by the Investment Agreement appear to provide significant enhanced benefits to the Company and its stockholders, and a portion of the proceeds therefrom will be used to reduce the Company’s outstanding indebtedness;

•

the transactions contemplated by the Investment Agreement will allow the Company to fund its capital requirements and continue the development of its properties and may augment the Company’s credibility with various vendors and suppliers;

•

the transactions contemplated by the Investment Agreement may provide the Company with greater competitive strengths and financial resources to better compete with other companies in the regions in which the Company has operations, and may provide greater opportunities for further expansion;

•

following the transactions contemplated by the Investment Agreement, UEGL may provide assistance to the Company, which could include the sharing of management, technical and personnel systems and equipment;

•

following the transactions contemplated by the Investment Agreement, the Company will have positive working capital and less debt after using a portion of the proceeds from such transactions to pay down its outstanding indebtedness, which may enhance its ability to raise capital that may be necessary to fund future growth;

•

following the transactions contemplated by the Investment Agreement, the Company will have more flexibility under its debt instruments, which may increase its ability to operate and develop its properties; and

•

the oral opinions of Jefferies as subsequently confirmed in writing that, in its opinion, as of June 8, 2008 and as of September 20, 2008, and based upon and subject to various assumptions, qualifications and limitations described in its written opinion, the financial terms of the Investments in accordance with the terms of the Original Investment Agreement and the Investment Agreement were fair, from a financial point of view, to the Company.

The Special Committee considered a number of additional factors in reaching its decision including:

•

information concerning the financial condition, results of operations, prospects and businesses of the Company, including its reserves, production volumes, cash flows from operations and the recent performance of the Common Stock, as well as current industry, economic and market conditions; and

•

the results of business and financial due diligence investigations of UEGL conducted by the Company’s management and advisors to determine whether UEGL had the financial and other resources necessary to consummate the transactions contemplated by the Investment Agreement.

The Special Committee also considered the following factors, each of which the Special Committee considered to be negative, prior to recommending that the Board of Directors approve the transactions contemplated by the Investment Agreement:

•	following the consummation of such transactions, UEGL will have significant control over the Company’s management and policies;

•	such transactions are substantially dilutive to the holders of the Common Stock; and

•	the number of closing conditions would affect the likelihood of consummating the transactions contemplated by the Investment Agreement in a timely manner, or at all.

After giving these additional factors due consideration, the Special Committee concluded that none of these factors, alone or in the aggregate, is significant enough to outweigh the factors and analyses by our advisors that the Special Committee considered to support its decision to recommend that the Board of Directors approve the Original Investment Agreement and the Investment Agreement.

In view of the complexity of the transactions contemplated by the Investment Agreement and the number and wide variety of factors considered in connection with making the recommendation that the Board approve the Investment Agreement, the Special Committee did not find it practicable to, nor did it attempt to, rank or otherwise assign relative weights to any specific factors it considered. Instead, the Special Committee conducted an overall analysis of the factors described above.

STRUCTURE OF THE TRANSACTIONS

Purchase Agreements

In connection with the transactions contemplated by the Original Investment Agreement, as amended and restated by the Investment Agreement, on June 11, 2008, UEGL entered into three agreements to purchase shares of the Senior Preferred Stock (the “Senior Purchase Agreements”) with certain holders of the Senior Preferred Stock (the “Key Senior Preferred Stockholders”), as follows:

(1)	a rollover agreement with Citadel Equity Fund Ltd (“Citadel”), pursuant to which UEGL agreed to acquire all of Citadel’s shares of Senior Preferred Stock following the closing of the Tender Offer (as defined below) in exchange for convertible bonds to be issued by UEGL (the “Convertible Bonds”). In addition, Citadel granted UEGL an irrevocable proxy with respect to its shares of Senior Preferred Stock in favor of all matters required to consummate the transactions contemplated by the Original Investment Agreement and Citadel’s Senior Preferred Stock Purchase Agreement;

(2)	a stock purchase and rollover agreement with AIG Global Investment Corp. (“AIG”), pursuant to which UEGL agreed to acquire all of AIG’s shares of Senior Preferred Stock following the closing of the Tender Offer in exchange for $76.00 per share in cash, or at AIG’s option, in exchange for the Convertible Bonds. In addition, AIG agreed to vote or to use its best efforts to cause to be voted its shares of Senior Preferred Stock in favor of all matters required to consummate the transactions contemplated by the Original Investment Agreement and AIG’s Senior Preferred Stock Purchase Agreement; and

(3)	a stock purchase agreement with Mr. Olivier (the “Olivier SPA”), pursuant to which UEGL agreed to acquire all of Mr. Olivier’s shares of Senior Preferred Stock following the closing of the Tender Offer in exchange for $76.00 per share in cash. In addition, Mr. Olivier granted UEGL an irrevocable proxy with respect to his shares of Senior Preferred Stock in favor of all matters required to consummate the transactions contemplated by the Original Investment Agreement and Mr. Olivier’s Senior Preferred Stock Purchase Agreement.

The closing of the Senior Purchase Agreements is conditioned upon, among other things, the closing of the Tender Offer, the Exchange Offer and the Junior Purchase Agreement (as defined below), each as described below.

Also in connection with the transactions contemplated by the Original Investment Agreement, as amended and restated by the Investment Agreement, on June 11, 2008, UEGL entered into a stock purchase agreement to purchase shares of the Junior Preferred Stock (the “Junior Purchase Agreement” and, together with the Senior Purchase Agreements, the “Purchase Agreements”) with ten holders of Junior Preferred Stock (the “Key Junior Preferred Stockholders”), pursuant to which UEGL agreed to acquire all of the Key Junior Preferred Stockholders’ shares of Junior Preferred Stock following the closing of the Tender Offer for $76.00 per share in cash. The Junior Preferred Stockholders may elect to give UEGL written notice (the “Stockholder Election Notice”) no later than five business days prior to the closing of the Tender Offer of their election to receive shares of Common Stock, valued at a price of $1.40 per share, as part of the purchase price in lieu of cash; provided that no more than 16% of the aggregate purchase price paid to all of the Key Junior Preferred Stockholders may consist of Common Stock. In addition, UEGL agreed to pay to the Key Junior Preferred Stockholders the Additional Returns (as defined below).

Certain of the holders of Junior Preferred Stock are parties to Additional Return Agreements (as defined in the Investment Agreement), pursuant to which such holders are entitled to receive cash payments in the form of additional returns from the Company in respect of their Junior Preferred Stock. Pursuant to the terms of the Investment Agreement and the Junior Purchase Agreement, UEGL has agreed to pay, at the Swap Closing (as defined below) and on behalf of the Company, a portion of the additional returns amounts payable to such holders of Junior Preferred Stock, as follows: (i) the holders of Junior Preferred Stock who are parties to the 20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement, dated June 18, 2007 (the “June 18 Agreement”), or the 20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement, dated June 26, 2007 (the “June 26 Agreement”), and one additional holder of Junior Preferred Stock, will receive approximately 76% of the Commitment Return (as defined in the June 18 Agreement) amounts and Return (as defined in the June 26 Agreement) amounts, respectively, due under those agreements and (ii) the holders of Junior Preferred Stock who are also eligible to receive Transaction Return (as defined in the June 18 Agreement) amounts under the June 18 Agreement, will receive 100% of such Transaction Return amounts (the amounts to be paid by UEGL, equal to approximately $15.5 million, under clauses (i) and (ii) above, the “Additional Returns”).

The Key Junior Preferred Stockholders have agreed in the Junior Purchase Agreement to release the Company from any claims or liability with respect to any unpaid portion of the additional returns payable under the Additional Return Agreements. In addition, under the terms of the Investment Agreement, the Company will use its reasonable best efforts to cause the other holders of Junior Preferred Stock who are parties to the Additional Return Agreements to execute a release and waiver which, among other things, will waive their rights to any portion of the additional returns due to them that are not being paid by UEGL and release the Company from any claims or liability with respect to such unpaid portions of the additional returns. Execution of the release and waiver by each such holder of Junior Preferred Stock is a condition precedent to the closing of the transactions contemplated by the Investment Agreement.

Pursuant to the terms of the Junior Purchase Agreement, each of the Key Junior Preferred Stockholders granted UEGL an irrevocable proxy with respect to its shares of Junior Preferred Stock. The irrevocable proxy will become effective immediately following the closing of the Tender Offer. Prior to the Tender Offer, the Key Junior Preferred Stockholders agreed to vote their shares of Junior Preferred Stock in favor of all matters required to consummate the transactions contemplated by the Original Investment Agreement. The closing of the Junior Purchase Agreement is conditioned upon, among other things, the closing of the Tender Offer, the Exchange Offer and the Senior Purchase Agreements.

Tender Offer and Exchange Offer

In connection with the transactions and pursuant to the terms of the Original Investment Agreement, as amended and restated by the Investment Agreement, and the Purchase Agreements, on August 4, 2008, UEGL commenced a tender offer (the “Tender Offer”) to acquire (i) all of the shares of Senior Preferred Stock that are not owned by the Key Senior Preferred Stockholders for $76.00 per share in cash, and (ii) all of the shares of Junior Preferred Stock that are not owned by the Key Junior Preferred Stockholders for $76.00 per share in cash. The closing of the transactions contemplated by the Investment Agreement is conditioned upon, among other things, the closing of the Tender Offer. The closing of the Tender Offer, in turn, is conditioned upon, among other conditions, the receipt by UEGL of 90% of the Senior Preferred Stock and 90% of the Junior Preferred Stock (which includes approximately 83.0% of the Senior Preferred Stock and 73.9% of the Junior Preferred Stock that UEGL is acquiring from the Key Senior Preferred Holders and Key Junior Preferred Holders, respectively) and the successful closing of the Exchange Offer.

UEGL is conducting the Tender Offer in order to minimize the number of shares of Preferred Stock to be redeemed by the Company following the closing of the Tender Offer, as discussed below. If the 90% Tender Offer threshold is not met, UEGL will not be obligated to acquire the shares of Preferred Stock in the Tender Offer or consummate the transactions contemplated by the Investment Agreement.

In addition, as contemplated by the Original Investment Agreement, as amended and restated by the Investment Agreement, on July 23, 2008, at UEGL’s request, Transmeridian Exploration Inc., a wholly owned subsidiary of the Company established November 13, 1996 under the laws of the British Virgin Islands (the “Senior Notes Issuer”), commenced an exchange offer with the Company, pursuant to which the Senior Notes Issuer has offered to exchange the Senior Notes for new notes (the “New Notes”) and cash, and a consent solicitation, pursuant to which the Senior Notes Issuer is seeking to amend certain provisions of the indenture governing the Senior Notes and related security documents (collectively, the “Exchange Offer”). The Exchange Offer is subject to, among other conditions, a minimum 90% acceptance threshold (excluding the Senior Notes held by UEGL) and the successful closing of the Tender Offer.

The consent solicitation is seeking to amend the indenture governing the Senior Notes and the related security documents in the following manner: (1) amendments to certain restrictive covenants in the indenture governing the Senior Notes to render the transactions contemplated by the Investment Agreement permissible under the terms of the indenture governing the Senior Notes; (2) amendments to certain restrictive covenants in the indenture governing the Senior Notes to provide the Company with additional operating flexibility upon consummation of the transactions contemplated by the Investment Agreement; and (3) modifications intended to permit the New Notes to be secured with the Senior Notes on an equal and ratable basis and to expand the types of collateral securing the New Notes and the Senior Notes to include intercompany indebtedness between or among the Company and its “Restricted Subsidiaries” (as defined in the indenture governing the respective series of notes). However, the proposed amendments to the indenture governing the Senior Notes and related security documents will not affect, among other things, the interest rate and payment and maturity dates of the Senior Notes or the rights of holders of Senior Notes to have their Senior Notes purchased by the Company for cash at a price equal to 101% of the principal amount thereof in a “Change of Control/MAC” offer made pursuant to the indenture governing the Senior Notes as a result of the closing of the transactions contemplated by the Investment Agreement.

The Exchange Offer is intended to provide a partial de-leveraging of the Company (to the extent that the Senior Notes are partially exchanged for cash in the Exchange Offer), as is the subsequent partial redemption of New Notes described below, and to reduce the principal amount of Senior Notes that the Company would be obligated, under the indenture governing the Senior Notes, to offer to repurchase for cash upon the consummation of the transactions contemplated by the Investment Agreement.

The indenture governing the Senior Notes provides that upon the consummation of a “Change of Control/MAC” (as such term is defined in such indenture), the Company is required to make an offer to each holder of the Senior Notes to purchase all or any part of such holder’s Senior Notes for cash at a price equal to 101% of the principal amount of Senior Notes to be repurchased. The consummation of the transactions contemplated by the Investment Agreement would result in the occurrence a “Change of Control/MAC” under the indenture governing the Senior Notes and therefore would require that the Company offer to repurchase any Senior Notes then outstanding. The written consent of each holder is required in order to amend or waive the provisions of the indenture governing the Senior Notes relating to the “Change of Control/MAC” offer. However, the indenture governing the New Notes to be exchanged for Senior Notes in the Exchange Offer will provide that the consummation of any or all of the transactions contemplated by the Investment Agreement will not require that the Company make a “Change of Control/MAC” offer, although it will require that if less than all of the Senior Notes are repurchased in the “Change of Control/MAC” offer, the Senior Notes Issuer will apply the amount of cash not used to fully repurchase the Senior Notes to redeem the outstanding New Notes on a pro rata basis at par plus accrued but unpaid interest to the redemption date. The Senior Notes Issuer will not be required to redeem any outstanding New Notes unless the aggregate principal amount of the New Notes to be redeemed is at least $2.0 million.

The Exchange Offer, if successful, will result in UEGL acquiring additional shares of the Common Stock, as would the “Change of Control/MAC” offer for the Senior Notes and any subsequent partial redemption of New Notes, and, therefore, increase UEGL’s ultimate percentage equity ownership of the Company. The Investment Agreement provides that the cash consideration payable in the Exchange Offer, the “Change of Control/MAC” offer for the Senior Notes and any subsequent partial redemption of the New Notes will be funded by or at the direction of UEGL. The Investment Agreement also provides that, to the extent of such funding, UEGL will receive shares of the Common Stock at a deemed purchase price of $0.45 per share, which shares, together with shares of Common Stock issued to UEGL in connection with the exchange by UEGL, or its affiliates, of $43,159,000 aggregate principal amount of Senior Notes, will be capped at 260,666,667 shares.

The obligations of UEGL under the Investment Agreement and the Purchase Agreements are subject to, among other things, the successful completion of the Tender Offer and the Exchange Offer. It is currently contemplated that the Tender Offer and the Exchange Offer will close simultaneously, and the closing of each such offer is conditioned upon the success of the other.

The transactions contemplated by the Investment Agreement and the Purchase Agreements are conditioned upon, among other things, approval by holders of the Common Stock at the Annual Meeting of Proposals Two, Three, Four, Five and Six. Unless each of Proposals Two, Three, Four, Five and Six is approved by the Company’s stockholders, none of these proposals will be implemented.

We anticipate that UEGL, at or prior to the Swap Closing (as defined below), as the holder of greater than 66- 2/3% of either the voting power through the agreements to vote or proxies granted pursuant to the Senior Purchase Agreements and the Junior Purchase Agreement or as holder of each class of the Junior Preferred Stock and the Senior Preferred Stock will consent to or otherwise approve all of the matters relating to the Investment Agreement on which the Junior Preferred Stock and Senior Preferred Stock may vote or consent. Therefore, UEGL’s activities under and in connection with the Investment Agreement could result in the approval of the transactions contemplated by the Investment Agreement by the holders of the Junior Preferred Stock and Senior Preferred Stock.

CLOSING OF THE TRANSACTIONS

Upon the closing of the transactions described above and subject to the other conditions to closing discussed below (the “Swap Closing”), UEGL will:

(1)	Pay into an escrow account the “First Tranche Price,” which amount will equal: (i) $151,215,804 minus (ii) (A) the number of shares of Senior Preferred Stock and Junior Preferred Stock acquired by UEGL in the transaction times (B) $100 minus (iii) the Additional Returns (which Additional Returns equal approximately $15.5 million);

(2)	Surrender to the Company all of the shares of Senior Preferred Stock and Junior Preferred Stock acquired by it;

(3)	Pay the Additional Returns to the holders of Junior Preferred Stock; and

(4)	Receive 1,512,158 shares of the Company’s series B-1 redeemable convertible preferred stock, par value $0.0006 per share (the “B-1 Preferred Stock”), at a conversion price of $1.40 per share which are convertible into 108,011,286 shares of Common Stock.

Under the Investment Agreement, UEGL will no longer have the right to receive New Notes or up to an additional 580,000 shares of B-1 Preferred Stock in connection with (i) any election by UEGL to exchange Senior Notes and New Notes held by it and/or (ii) any funding by UEGL of the cash consideration payable in the Exchange Offer and the Company’s change of control offer for any outstanding Senior Notes, as was previously contemplated by the Original Investment Agreement.

Also at the Swap Closing, UEGL will:

(1)	Pay into the escrow account the “Second Tranche Price,” an amount equal to: (i) $62,289,696 minus (ii) if UEGL elects and the aggregate of the First Tranche Price and $62,289,696 exceeds $75.0 million (any such excess, the “Capital Excess”), the amount of the Capital Excess;

(2)	Receive 622,897 shares of the Company’s series B-2 redeemable convertible preferred stock, par value $0.0006 per share (the “B-2 Preferred Stock”), at a conversion price of $1.84 per share, which are convertible into 34,605,389 shares of Common Stock, such total number of shares of B-2 Preferred Stock to be proportionately reduced by the Capital Excess UEGL elects not to pay;

(3)	Receive warrants to purchase 33,653,960 shares of Common Stock at the subscription price of $1.20 per share (which is a reduction from the prior exercise price under the Original Investment Agreement of $2.00 per share) beginning on the one year anniversary of the date of the Swap Closing (the “Original Issue Date”) and ending no later than on the ten (10) year anniversary date of the Original Issue Date (the “Exercise Period”); and

(4)	Subject to certain events not having occurred, receive warrants to purchase up to 5,000,000 shares of Common Stock at the subscription price of $1.00 per share during the Exercise Period.

Also at the Swap Closing:

(1)	UEGL will be required to exchange any Senior Notes and New Notes held by it, or any of its affiliates, for (i) a number of shares of Common Stock to be determined based on the aggregate principal amount of the Senior Notes and the New Notes being surrendered, divided by $0.45, (ii) warrants to purchase up to 150,000,000 shares of Common Stock at the subscription price of $0.60 per share during the Exercise Period, and (iii) warrants to purchase up to 75,000,000 shares of Common Stock at the subscription price of $1.20 per share during the Exercise Period; and

(2)	the Company will issue to UEGL a number of shares of Common Stock equal to the aggregate amount of the cash consideration payable in the Exchange Offer funded by UEGL, divided by $0.45.

Immediately following the Swap Closing, the Company will cause the Senior Notes Issuer to make a change of control offer for the Senior Notes not accepted for exchange in the Exchange Offer as required by the indenture governing the Senior Notes. As noted above, if less than all of the Senior Notes are repurchased pursuant to the change of control offer, the Company and the Senior Notes Issuer will apply the amount of cash not used to fully repurchase the Senior Notes to redeem the outstanding New Notes on a pro rata basis at par plus accrued but unpaid interest to the redemption date. The Company and the Senior Notes Issuer will not be required to redeem any outstanding New Notes unless the aggregate principal amount of the New Notes to be redeemed is at least $2.0 million. In the event UEGL funds the change of control offer to repurchase any Senior Notes or the subsequent redemption of any outstanding New Notes, the Company shall issue to UEGL a number of shares of Common Stock equal to the aggregate amount funded by UEGL, divided by $0.45; provided that the number of shares of Common Stock to be issued to UEGL under items (1)(i) and (2) immediately above, together with any Common Stock issued to UEGL pursuant to the funding of any change of control offer to repurchase Senior Notes after the Swap Closing or the subsequent redemption of any outstanding New Notes, will be capped at 260,666,667 shares.

Cash proceeds placed in escrow at the Swap Closing will be disbursed in accordance with a capital requirements schedule, subject to review by an oversight committee of the Board of Directors appointed by UEGL. After the Swap Closing, the Company will redeem for cash the remaining shares of Senior Preferred Stock and Junior Preferred Stock not tendered to, or purchased by, UEGL.

The chart below sets forth the material components of the transactions to occur at the Swap Closing or after the Swap Closing:

The diagram below depicts our current organizational structure at September 30, 2008:

The diagram below depicts our organizational structure at September 30, 2008 assuming (i) the completion of the transactions, (ii) that 90% of the aggregate principal amount of the Senior Notes, excluding Senior Notes held by UEGL, are exchanged for New Notes, (iii) the surrender by UEGL of $43,159,000 principal amount of Senior Notes for Common Stock, (iv) the funding of all of the Exchange Offer and change of control offer by UEGL, (v) the full participation of the holders of Senior Notes in the change of control offer, and (vi) the redemption or repurchase of 100% of the remaining shares of Preferred Stock:

CONDITIONS TO CLOSING THE TRANSACTIONS

The closing of the transactions contemplated in the Investment Agreement is subject to various conditions, including the consummation of the purchase of the Preferred Stock by UEGL under the Purchase Agreements, the consent of at least 66- 2/3% of the outstanding shares of each class of Preferred Stock to amendments to its respective certificate of designations, pursuant to which the Company will have an option to redeem, at any time, the outstanding shares of Preferred Stock for $76.00 per share, the successful closing of the Tender Offer, the successful closing of the Exchange Offer, the written release of all the parties to the Additional Return Agreements of their rights under such agreements, receipt of all required governmental approvals, approvals by AMEX and the Hong Kong Stock Exchange and other customary consents and approvals for a transaction of this size and nature. It is contemplated that the Company will redeem any outstanding shares of Preferred Stock not tendered pursuant to the Tender Offer or purchased by UEGL under the Purchase Agreements.

Under the terms of the Investment Agreement, UEGL may elect not to consummate the transactions contemplated by the Investment Agreement if, among other things, (i) any Material Adverse Effect (as defined in the Investment Agreement) has occurred, (ii) any representation or warranty of the Company is not true and correct in any material respect as if made on such date after the date of the Original Investment Agreement, (iii) the Company fails to perform or comply with any agreement or covenant in any of the Transaction Agreements (as defined in the Investment Agreement) to which the Company is a party in any material respect or (iv) the parties fail to obtain the Article 71 Waiver (as defined in the Investment Agreement). After the date of the Original Investment Agreement, circumstances, many of which are beyond the Company’s control, could cause its representations or warranties to be untrue as of such time or the Company to fail to perform or comply with an agreement or covenant, which may be viewed as material by UEGL. For example, on June 18, 2008, the Company received notice of defaults under the indenture governing its Senior Notes, contrary to its representation or warranty made as of June 11, 2008 that it had not received a notice of default under any material contract. Although the defaults were subsequently cured within the applicable cure period and thus did not have any material adverse effect on the Company; however, subsequent events such as these could nevertheless permit UEGL to take the position that the conditions precedent to the closing of the transactions contemplated by the Investment Agreement have not been met, in which case the transactions contemplated by the Investment Agreement may not be consummated. In addition, the Company has received several notices from AMEX citing our lack of compliance with various AMEX rules, including the continued listing standards. If AMEX begins delisting proceedings with respect to the Common Stock, UEGL may not be required to consummate the transactions contemplated by the Investment Agreement.

TERMINATION FEES AND EXPENSES

Under the Investment Agreement, the Company will pay UEGL a fee of $10.0 million if UEGL terminates the Investment Agreement for any of the following reasons:

•

the Board of Directors or any committee thereof withdraws or modifies, or proposes to withdraw or modify the approval or recommendation by the Board of Directors or any committee thereof in respect of any Transaction Agreement or any of the corresponding transactions in any way adverse to UEGL;

•	the Board of Directors or any committee thereof recommends or approves any Competing Transaction (as defined in the Investment Agreement);

•

any of the Senior Purchase Agreements or the Junior Purchase Agreement is terminated as a result of the Company’s failure to perform in any material respect any of its covenants under the Investment Agreement or the Company’s material breach of any of its representations or warranties under the Investment Agreement, but without any material breach by UEGL;

•

due to an occurrence or circumstance that would result in a failure to satisfy any conditions to the Tender Offer or the Exchange Offer, UEGL or the Senior Notes Issuer, shall have (i) failed to commence the Tender Offer or the Exchange Offer, as the case may be, within 60 days following the date of the Original Investment Agreement; (ii) terminated the Tender Offer or the Exchange Offer, as the case may be, without having accepted any shares of Preferred Stock or Senior Notes, as the case may be, for payment thereunder; or (iii) failed to accept the Preferred Stock or Senior Notes for payment pursuant to the Tender Offer or the Exchange Offer, as the case may be, within 90 days following the commencement of the relevant offer (subject to certain agreed extensions to the time periods specified in clauses (i) and (iii)), and such termination is related to the Company’s failure to perform in any material respect any of its material covenants under the Investment Agreement or the Company’s material breach of any of its material representations or warranties under the Investment Agreement; or

•

the Company enters into an agreement in connection with a Competing Transaction or a Competing Transaction is consummated, in each case within 18 months after the termination of the Investment Agreement (A) as a result of a material or intentional breach by the Company of its non-solicitation obligations, or (B) the Company was involved in discussions or negotiations with respect to such Competing Transaction prior to the termination of the Investment Agreement (and the Company shall not theretofore have been required to pay a termination fee to UEGL pursuant to the aforementioned reasons).

In addition to the termination fees described above, the Investment Agreement provides that if UEGL is not in material breach of its material covenants and agreements or its representations and warranties contained in the Investment Agreement, the Company will reimburse UEGL for all out-of-pocket expenses and fees actually incurred or accrued by, or on behalf of, UEGL in connection with the proposed transaction up to $3.0 million, if the Investment Agreement is terminated for any reason other than:

•

solely as a result of the failure of the parties to obtain (A) the clearance or approval under the provisions of Section 721 of Title VII of the Defense Production Act of 1950, as amended, and the regulations promulgated thereunder, or any of the applicable Anti-Trust Laws (as defined in the Investment Agreement); (B) the approval by AMEX for the listing of the Common Stock, the Common Stock issuable upon conversion of the New Preferred Stock and the Common Stock issuable upon exercise of any of the warrants; (C) any other approvals required by AMEX or The Hong Kong Stock Exchange; (D) the waiver by the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan of its preemptive right under Article 71 of the Subsoil Use Law (as defined in the Investment Agreement) with respect to the proposed transaction; or (E) any approvals required to be given by the shareholders of UEGL; or

•	solely as a result of the non-satisfaction of the minimum tender conditions to the Tender Offer or the Exchange Offer.

The Investment Agreement is attached hereto as Annex A. The descriptions of the Investment Agreement above do not purport to be complete and are qualified in their entirety by reference to the Investment Agreement.

UEGL

If UEGL converts all of its shares of New Preferred Stock into shares of Common Stock and exercises all of its warrants, it will own approximately 85% of the shares of Common Stock on a fully-diluted basis. Additionally, under the terms of the New Preferred Stock, (i) the New Preferred Stock will vote on an as-converted basis together with the holders of the Common Stock on all matters on which the Common Stock may vote (based on the conversion price of the New Preferred Stock on the date of issuance), giving UEGL a majority of the outstanding voting power, and (ii) until such time as UEGL’s ownership of Transmeridian falls below 50% on a fully-diluted basis, holders of the New Preferred Stock (all of which will be owned by UEGL) will be entitled to elect a majority of our Board of Directors. Furthermore, UEGL will have the right to vote the shares of Common Stock it holds on matters on which the Common Stock may vote, including the election of directors. As a result, under section 801(a) of the AMEX Company Guide, upon the closing of the transactions contemplated by the Investment Agreement, we will be a “controlled company” and we may take advantage of such status under the AMEX Company Guide.

UEGL is principally engaged in the business of investing in the oil and gas business. Other than its obligations under, or arrangements with respect to (1) the Purchase Agreements to purchase the Preferred Stock (and possibly deliver Common Stock), (2) the Tender Offer, (3) the Investment Agreement and (4) the warrants, the Company does not know of any other commitments or arrangements of UEGL to purchase or sell any of our securities.

CAPITALIZATION

The following table sets forth our cash and cash equivalents and capitalization as of September 30, 2008 on an historical basis and a pro forma basis after giving effect to the transactions described above as if they had occurred on September 30, 2008. Solely for purposes of presentation, the pro forma amounts included in the following table assume (i) UEGL exchanges all $43,159,000 aggregate principal amount of Senior Notes held by it for Common Stock valued at $0.45 per share, and (ii) UEGL funds all of the cash consideration payable in the Exchange Offer and the change of control offer with respect to the remaining Senior Notes (all of which are repurchased in such change of control offer) and receives Common Stock valued at $0.45 per share in exchange therefor.

	As of September 30, 2008
	Actual	Pro Forma
	(unaudited)
	(dollars in thousands)
Cash and cash equivalents	$7,358	$82,358	(1)

Long-term Debt:
Existing Senior Secured Notes due 2010 (2)	$277,573	—
New Notes (2)	—	170,110	(3)

Total long-term debt	277,573	170,110

Senior Redeemable Convertible Preferred Stock, $0.0006 par value per share, 482,999 shares issued and outstanding (actual), no shares issued and outstanding (pro forma)	46,538	—	(4)
Junior Redeemable Convertible Preferred Stock, $0.0006 par value per share, 710,741 shares issued and outstanding (actual), no shares issued and outstanding (pro forma)	53,955	—	(5)
Series B-1 Redeemable Convertible Preferred Stock, $0.0006 par value per share, no shares issued and outstanding (actual), 1,512,158 shares issued and outstanding (pro forma)	—	146,562
Series B-2 Redeemable Convertible Preferred Stock, $0.0006 par value per share, no shares issued and outstanding (actual), 622,897 shares issued and outstanding (pro forma)	—	60,373
Stockholders’ equity:
Common Stock, $0.0006 par value per share, 200,000,000 shares authorized (actual), 1,000,000,000 shares authorized (pro forma), 117,092,229 and 377,758,896 shares issued and outstanding (actual and pro forma) (6)	—	226	(7)
Additional paid-in capital	153,877	277,206
Accumulated deficit	(227,723)	(227,592	)(8)

Total stockholders’ equity (deficit)	(73,776)	26,274

Total capitalization	$301,290	$403,319

(1)	The transactions are expected to result in a net cash infusion to the Company of approximately $75 million, which will be used to fund, among other things, working capital requirements, which are, as of September 30, 2008, in deficit by approximately $37.5 million.
(2)	Amount is net of debt discount of $12,427,000, of which $9,340,000 is assumed to be carried over pro rata to the New Notes.
(3)	Assumes the exchange or the repurchase in the change of control offer of 100% of the outstanding principal amount of Senior Notes, which outstanding amount excludes the $43,159,000 aggregate principal amount of Senior Notes held by UEGL that will be exchanged for Common Stock at the Swap Closing.
(4)	Assumes the tender to, or acquisition by, UEGL of 100% of the shares of Senior Preferred Stock pursuant to the Tender Offer and the Senior Purchase Agreements.
(5)	Assumes that the Key Junior Preferred Stockholders will receive only cash for their shares of Junior Preferred Stock and the tender to, or acquisition by, UEGL of 100% of the shares of Junior Preferred Stock pursuant to the Tender Offer and the Junior Purchase Agreement.
(6)

Pro forma shares outstanding gives effect to the issuance of 260,666,667 shares of Common Stock to UEGL at or following the Swap Closing in exchange for any Senior Notes or New Notes held by it and its affiliates and its funding of all of the cash consideration payable in the Exchange Offer, the change of control offer with respect to the remaining Senior Notes and any subsequent partial redemption of the New Notes.
(7)	Does not reflect the exercise of warrants to purchase up to 263,653,960 shares of Common Stock to be issued to UEGL in connection with the Swap Closing and UEGL’s surrender of $43,159,000 aggregate principal amount of Senior Notes.
(8)	In connection with the transactions described above, the Company expects to incur non-cash charges relating to the write-down of unamortized discounts on the Senior Notes, the Senior Preferred Stock and the Junior Preferred Stock totaling approximately $25.9 million and other net expenses of approximately $1.5 million, which, for purposes of this table, were calculated in each case on a pro forma basis as of September 30, 2008.

NEW PREFERRED STOCK

The following is a summary of the material terms of New Preferred Stock to be issued to UEGL upon completion of the transactions. The form of Certificate of Designations for each series of New Preferred Stock is attached as Annex F-1 and Annex F-2, respectively. The New Preferred Stock will be issued in two series but, other than conversion price, will have substantially identical terms and conditions. The terms of the New Preferred Stock and the listing of the shares of the underlying Common Stock are subject to approval by AMEX.

Ranking

The New Preferred Stock ranks senior to Common Stock, the Senior Preferred Stock and the Junior Preferred Stock with respect to dividend rights and rights upon the Company’s redemption, liquidation, winding up or dissolution.

Dividends

The New Preferred Stock is entitled to receive cumulative annual dividends of $15.00 per share, payable quarterly in cash (if permitted by the terms of the Company’s then-outstanding indebtedness and outstanding capital stock senior or equal in ranking to the New Preferred Stock), additional shares of New Preferred Stock or shares of Common Stock, in each case at the Company’s option and subject to the satisfaction of certain conditions. Any payment of dividends in shares of New Preferred Stock will be based on the $100 liquidation preference of the New Preferred Stock, and any payment of dividends in shares of Common Stock will be based on 95% of the average closing sale price of Common Stock for the ten consecutive trading day period on AMEX ending immediately prior to the applicable determination date. The dividend will decrease to a rate of $12.00 per share if the closing price of Common Stock equals or exceeds 150% of the then-effective conversion price for at least 180 consecutive trading days.

Conversion

Each share of the B-1 Preferred Stock will be convertible at any time at the option of the holder thereof into approximately 71.43 shares of Common Stock (based on the current conversion price of $1.40 per share of Common Stock), and each share of the B-2 Preferred Stock will be convertible at any time at the option of the holder thereof into approximately 54.34 shares of Common Stock (based on the current conversion price of $1.84 per share).

The conversion price and number of shares of Common Stock to be delivered upon conversion of the New Preferred Stock is subject to adjustment to reflect certain events, including the payment of certain dividends, stock splits, certain issuances of Common Stock or rights to purchase Common Stock and other events, as well as for future issuances of Common Stock or options, warrants or securities convertible into Common Stock at a price per share of Common Stock less than $1.40 or $1.84, as the case may be (which “floor” is likewise subject to anti-dilution adjustments as described herein), in which event the conversion price will be adjusted downward to the lowest price at which such Common Stock is issued or deemed issued. In addition, the New Preferred Stock contains a “most favored” conversion price provision such that the conversion price of the New Preferred Stock automatically adjusts downwards to match the conversion price of any outstanding capital stock convertible into or exchangeable for Common Stock with a conversion price lower than that of the applicable series of New Preferred Stock.

Mandatory Redemption

The New Preferred Stock is redeemable at the holder’s option on the fifth anniversary of issuance of the New Preferred Stock, in cash, for the $100 liquidation preference (subject to the terms of the Company’s then-outstanding indebtedness and capital stock ranking senior to, or on parity with, the New Preferred Stock) plus all accrued and unpaid dividends. If the Company is not legally permitted to make cash payments with respect to such dividends, holders are entitled to receive additional shares of Common Stock based on the average closing price of Common Stock for the 10 trading days up to and including the redemption date.

Change of Control Redemption

Upon a change of control, the holders of New Preferred Stock will have the right to require the Company to redeem in cash (subject to the terms of the Company’s then-outstanding indebtedness and capital stock ranking senior to, or on parity with, the New Preferred Stock) the New Preferred Stock, at a price per share equal to (i) (A) 110% of the then-effective conversion price times the number of shares into which the New Preferred Stock is then convertible, if the volume weighted average price for 30 consecutive trading days is equal to or less than the conversion price, or (B) 100% of the then-effective conversion price times the number of shares into which the New Preferred Stock is then convertible, if the volume weighted average price for 30 consecutive trading days is greater than the conversion price, plus (ii) accrued and unpaid dividends.

Voting Rights; Board Representation

Holders of the New Preferred Stock will vote together with the holders of Common Stock on an as-converted basis based on the conversion price on the date of issuance, subject to adjustment for certain corporate events affecting all stockholders equally based on stock ownership. Holders of the New Preferred Stock will have the right to elect a majority of the Company’s directors as long as their ownership is equal to at least 50% of Common Stock on a fully diluted basis; provided that if UEGL’s ownership interest in the Company on an as-converted basis decreases, the number of directors UEGL has the right to designate will also decrease to conform to the new ownership percentage, rounded to the nearest multiple of 10%.

The affirmative consent of 66- 2/3% of the outstanding shares of the New Preferred Stock, subject to certain exceptions, is required to (i) issue additional shares of New Preferred Stock, (ii) authorize or issue a class of capital stock senior to, or on parity with, the New Preferred Stock, (iii) amend the Company’s charter (by merger or otherwise) so as to adversely affect the New Preferred Stock, (iv) effect a change of control, (v) increase or decrease the size of the Board of Directors or (vi) waive compliance with the restrictive covenants described below under “Restrictive Covenants.”

If the Company fails to pay dividends on the New Preferred Stock or any stock ranking equally with the New Preferred Stock and having similar voting rights for two or more years or fails to redeem the New Preferred Stock at the holder’s election on the fifth anniversary of the issue date or in connection with a change of control, the holders of the New Preferred Stock and any stock ranking equal to the New Preferred Stock and having similar voting rights will have the right to elect two additional directors.

Restrictive Covenants

The New Preferred Stock contains restrictive covenants related to (i) the Company’s ability to incur indebtedness, (ii) the Company’s ability to make certain payments or investments, (iii) the ability of the Company and its subsidiaries to pay dividends and (iv) the Company’s ability to issue additional shares of New Preferred Stock or issue any capital stock that is senior to or ranks equal with the New Preferred Stock with respect to dividend rights and rights upon the Company’s liquidation, winding up or dissolution. In addition, the terms of the New Preferred Stock further provide for preemptive rights in favor of the holders of the New Preferred Stock with respect to certain securities offerings that the Company may make in the future.

WARRANTS

The following is a summary of the material terms of the warrants to be issued to UEGL upon the completion of the transactions. The listing of the shares of the underlying Common Stock are subject to approval by AMEX.

The warrants to be issued to UEGL will give it the right to acquire, during the Exercise Period, approximately 33.7 million shares of Common Stock at a price per share of $1.20 (which is a reduction from the prior exercise price under the Original Investment Agreement of $2.00 per share), 150.0 million shares of Common Stock at a price per share of $0.60 and 75.0 million shares of Common Stock at a price per share of $1.20, and, subject to the Company’s making the interest payment due on September 15, 2008, which interest payment has not yet been made (although there is a thirty-day grace period), under the Senior Notes, 5.0 million shares of Common Stock at a price per share of $1.00. The warrants may be exercised by cashless exercise, and the exercise price is subject to anti-dilution adjustments for dividends, subdivisions, combinations and reclassifications of Common Stock and for other distributions, as well as for issuances of Common Stock for less than the then-current exercise price on a weighted-average basis.

OPINIONS OF FINANCIAL ADVISOR

The Company retained Jefferies in April 2007 to act as its financial advisor in connection with the review of certain strategic alternatives and subsequently to render an opinion on the Investments. Jefferies delivered its oral opinions to the Special Committee, each of which was subsequently confirmed in writing, that, as of June 8, 2008 and September 20, 2008, and based upon and subject to the assumptions, qualifications and limitations set forth in its written opinions, the financial terms of the Investment and New Investment, respectively, were fair, from a financial point of view, to the Company.

The full text of the written opinions of Jefferies dated June 8, 2008 and September 20, 2008, each of which sets forth important procedures followed, assumptions made, matters considered and qualifications and limitations on the reviews undertaken by Jefferies, are attached to this proxy statement as Annexes E-1 and E-2, respectively.

The Jefferies opinions were addressed to the Board of Directors for the use and benefit of the Board of Directors and the Special Committee and only address the fairness, from a financial point of view, to the Company, as of the date of each such opinion, of the financial terms of the Investment and the New Investment, as applicable. The opinions do not address the merits of the underlying decision by the Company to engage in the Investments and do not constitute, nor should they be construed as, a recommendation to any holder of Common Stock or any other class of securities as to how the holder should vote with respect to any matter. In addition, Jefferies was not asked to address nor do its opinions address the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company.

The preparation of a fairness opinion is a complex and analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. In arriving at its opinions, Jefferies considered the results of all its analyses and did not attribute any particular weight to any analysis or factor considered by it. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors relating to general economic and competitive conditions beyond the control of the parties to the Original Investment Agreement or the Investment Agreement or their respective advisors, neither Jefferies nor any person assumes responsibility if future results or actual values are materially different. In addition, as described above, Jefferies’ opinions were among several factors taken into consideration by the Board of Directors and the Special Committee in making their determination to approve and recommend the Investments. Consequently, Jefferies’ analyses should not be viewed as determinative of the decision of the Board of Directors and the Special Committee with respect to the fairness of the Investments.

Jefferies is an internationally recognized investment banking and advisory firm. As part of its investment banking business, Jefferies is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Company and the Board of Directors selected Jefferies as its financial advisor because of Jefferies’ qualifications, expertise and reputation. Under the terms of its engagement, the Company has agreed to pay Jefferies aggregate fees of $4.0 million for the rendering of four opinions since its engagement as the Company’s financial advisor in April 2007, which fees are not contingent upon consummation of the Investments. In addition, the Company has agreed to pay a transaction fee of $700,000 for Jefferies’ financial advisory services in connection with the Investments, which is contingent upon consummation of the Investments, $500,000 of which may be credited against any transaction fees which may become payable. The Company also has agreed to pay Jefferies a monthly retainer of $100,000 per month to serve as an advisor to the Special Committee; provided that Jefferies will be paid no less than $500,000 in aggregate monthly advisory fees, and has agreed to reimburse Jefferies for its reasonable out-of-pocket expenses incurred in connection with providing its services and to indemnify Jefferies, its affiliates and related parties against certain liabilities arising out of Jefferies’ engagement. Jefferies has, in the past, provided financial advisory and financing services to the Company and/or its affiliates and may continue to do so. Jefferies has received, and may, in the future, receive, fees for the rendering of any such services. Jefferies received $11,250,000 in cash as fees for services rendered as financial advisor to the Company in connection with the issuance of Senior Notes in December 2005, $1,500,000 in cash as financial advisor in connection with the issuance of Senior Notes and Common Stock in May 2006, $2,420,000 in cash and warrants to purchase 110,000 shares of Common Stock as initial purchaser in connection with the issuance of Senior Preferred Stock in November 2006 and $3,160,000 in cash and warrants to purchase 550,000 shares of Common Stock as placement agent in connection with the issuance of Junior Preferred Stock in June 2007. In the aggregate, Jefferies has received or is entitled to receive $21,895,000 in the aggregate and warrants to purchase 3,025,000 shares of Common Stock as fees for its services to the Company. In addition, in the ordinary course of its business, Jefferies and its affiliates may trade or hold securities of the Company and/or its respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities. As of the date of each of its opinions, Jefferies and its affiliates beneficially owned shares of Common Stock and Senior Notes representing less than 1% and 2% of the outstanding shares of such Common Stock and outstanding principal amount of such Senior Notes, respectively.

The Board of Directors recommends a vote FOR the approval of the proposed issuance of Common Stock, the B-1 Preferred Stock and B-2 Preferred Stock, par value $0.0006 per share, and warrants to purchase Common Stock pursuant to the Investment Agreement, which may result in a potential change of control of the Company.

VOTE REQUIRED FOR THE APPROVAL

Pursuant to the AMEX shareholder approval requirements, the affirmative vote of a majority of the votes cast by the holders of Common Stock on this proposal in person or by proxy is required to approve the potential change of control of Transmeridian resulting from the Investment Agreement. Abstentions and broker non-votes will have no effect on the outcome of this vote. Pursuant to the Company’s bylaws, this proposal must also be approved by the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote thereon. Abstentions will have the effect of a vote against and broker non-votes will have no effect on the outcome of this vote.

PROPOSAL THREE: SALE OF SHARES IN EXCESS OF 20% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

Stockholder approval rules of national stock exchanges generally require stockholder approval in connection with a transaction involving the issuance or potential issuance of shares of common stock (including upon the conversion of securities convertible into shares of common stock) at a price less than the greater of the current book value or “market value” of the listed company’s common stock when the total number of shares of common stock to be issued or potentially issued equals 20% or more of the listed company’s then-outstanding shares of common stock. For purposes of AMEX’s stockholder approval rules, the “market value” of a listed company’s common stock is the closing price of the common stock on the date of the definitive agreement with respect to the transaction. For the purposes of the Investment Agreement, the relevant threshold was the closing market price on June 11, 2008 of $0.53 per share.

The actual issuance of all of the shares of Common Stock issuable or potentially issuable in exchange for UEGL’s exchange or funding the Company’s obligations described in Proposal Two and under the conversion or exercise provisions of the New Preferred Stock and warrants issued to UEGL could equal or exceed 666,185,011 shares, which represents approximately 569% of the shares outstanding as of September 30, 2008. Further, the Company’s ability to (i) issue shares of New Preferred Stock or Common Stock in payment of dividends on the New Preferred Stock and (ii) pay accrued and unpaid dividends in the event of redemptions in shares of Common Stock could cause the Company to issue additional shares of Common Stock.

The Common Stock issuable to UEGL under the terms of the Investment Agreement in exchange for UEGL’s exchange or funding the Company’s obligations described in Proposal Two has been valued at $0.45 per share. In addition, the conversion price of the New Preferred Stock and exercise price of the warrants is currently $1.40/1.84 per share and $1.00/1.20/0.60 per share, respectively, all of which are subject to adjustment and, after such adjustment, may be less than the $0.53 per share market value referenced above. The conversion price adjustments, redemption, dividend and other provisions described above which could cause the Company to issue shares of Common Stock at less than $0.53 per share include:

•	antidilution protections with respect to the New Preferred Stock and warrants;

•	the Company’s election to pay dividends on the New Preferred Stock in shares of Common Stock, which could be at an effective price below $0.53 per share;

•

if the Company is required to issue shares of Common Stock in lieu of cash in payment of accrued and unpaid dividends on the New Preferred Stock if a holder elects to have the Company redeem its shares, which may be at an effective price below $0.53 per share; and

•

the Company’s election to pay dividends in shares of New Preferred Stock on the New Preferred Stock, which would increase the number of shares of New Preferred Stock in respect of which shares of Common Stock may be issued at below $0.53 per share.

Although not the intent of this proposal, the sale of shares in excess of 20% of the Company’s issued and outstanding shares of Common Stock could, under certain circumstances, have an anti-takeover effect. With control over a large percentage of the Company’s Common Stock, UEGL could block, hinder or delay any attempt by a third party to take over the Company. This proposal may, therefore, discourage unsolicited takeover attempts and potentially limit the opportunities for shareholders to dispose of their shares at a premium.

As there is no limit on UEGL’s conversion rights under the Certificate of Designations for the New Preferred Stock or its warrants (other than the conversion price and exercise price), receipt of approval of the actions described in this Proposal Three will enable UEGL to convert the New Preferred Stock and exercise its warrants, at its option, into a number of shares of Common Stock greater than 20% of the presently outstanding number of shares of Common Stock. The receipt of approval under Proposal Three will, therefore, eliminate any later delays associated with a stockholder vote on the issuance of Common Stock associated with the conversion of the New Preferred Stock or exercise by UEGL of its warrants.

For these reasons, issuance of the Common Stock, New Preferred Stock and warrants to UEGL under the Investment Agreement is conditioned on stockholder approval.

The Board of Directors recommends a vote FOR the sale or issuance of a number of shares of Common Stock in excess of 20% of the Company’s currently issued and outstanding shares of Common Stock at a price below the greater of book value or market price as a result of the Company issuing New Preferred Stock and warrants convertible into or exercisable for shares of Common Stock to UEGL.

VOTE REQUIRED TO APPROVE THE SALE

Pursuant to the AMEX shareholder approval requirements, the affirmative vote of a majority of the votes cast on this proposal by holders of Common Stock in person or by proxy is required to approve the issuance or potential issuance of Common Stock, at a price less than the greater of book or market value, representing 20% or more of the current outstanding Common Stock. Abstentions and broker non-votes will have no effect on the outcome of this vote. In addition, pursuant to the Company’s bylaws, this proposal must be approved by the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote thereon. Abstentions will have the effect of a vote against and broker non-votes will have no effect on the outcome of this vote.

PROPOSAL FOUR: AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Under the Investment Agreement, the Company is required to seek stockholder approval for certain amendments to the Company’s Amended and Restated Certificate of Incorporation in the form of a Second Amended and Restated Certificate of Incorporation attached hereto as Annex B. The approval of the Company’s Second Amended and Restated Certificate of Incorporation in the form of Annex B is a condition precedent to the consummation of the transactions contemplated by the Investment Agreement. If Annex B is not approved in its entirety, then UEGL may elect not to consummate the transactions contemplated by the Investment Agreement. Unless (1) the Company’s Second Amended and Restated Certificate of Incorporation in the form of Annex B is approved by the requisite number of the Company’s stockholders and (2) the transactions contemplated by the Investment Agreement are consummated, the Second Amended and Restated Certification of Incorporation will not be adopted by the Company or filed with the Secretary of State of the State of Delaware and Proposals Two, Three, Five and Six will not be effected. In addition to minor housekeeping changes that would not affect our stockholders, the proposed amendment to the Amended and Restated Certificate of Incorporation would amend our existing Amended and Restated Certificate of Incorporation to:

•	increase the authorized number of shares of stock of all classes which the Company has authority to issue from 205,000,000 to 1,015,000,000 shares,

•	increase the authorized number of shares of Common Stock from 200,000,000 to 1,000,000,000 shares,

•	increase the authorized number of shares of Preferred Stock from 5,000,000 to 15,000,000 shares,

•

provide that the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Company,

•

provide that holders of Common Stock shall not be entitled to vote on any amendment to the Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock,

•	modify the provision regarding the authority of the Board of Directors to adopt, amend or repeal the bylaws of the Company, and

•	modify the provision regarding the authority of the Company to adopt, amend or repeal the Amended and Restated Certificate of Incorporation.

Each significant proposed amendment to the Amended and Restated Certificate of Incorporation is described in detail below.

Increase of the Number of Shares of Stock which the Company has Authority to Issue

Under our existing Amended and Restated Certificate of Incorporation, the total number of shares of stock of all classes that the Company has authority to issue is 205,000,000 shares. We propose to amend the Amended and Restated Certificate of Incorporation to increase the total number of shares of stock of all classes that the Company has authority to issue to 1,015,000,000 shares. Except in connection with our current preferred stock arrangements, warrant agreements, option agreements and the transactions contemplated by the Investment Agreement, we have no plans, proposals or arrangements to issue any of the additional authorized shares. The increase in the number of authorized shares is necessary in order to cover any grant of equity awards under existing compensation plans and the potential conversion or exercise of currently outstanding options and warrants, and the potential issuance of Common Stock and the potential exercise or conversion of warrants and New Preferred Stock issued pursuant to the Investment Agreement.

The approved increase in the authorized number of shares could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this Proposal Four. For example, in the event of a hostile attempt to take over control of Transmeridian, it may be possible for us to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of us. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts and potentially limiting the opportunity for our shareholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our management to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. However, the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

The table below sets forth the Company’s capitalization at September 30, 2008, actual and pro forma for the transactions contemplated by the Investment Agreement, assuming UEGL funds the Exchange Offer cash payments and the change of control payments with respect to the Senior Notes in amount equal to $117.3 million in the aggregate and redemption or acquisition of 100% of our outstanding shares of Preferred Stock:

Number of Shares	Outstanding (Actual/Fully Diluted)			Reserved for Issuance		Available for Issuance(2)
	Current		Pro Forma	Current	Pro Forma	Current	Pro Forma
Common Stock	117,092,229/ 209,564,441	(1)	377,758,896/ 816,273,292	82,907,771	438,514,396	0	183,726,708

Senior Preferred Stock	482,999 / 0		0	628,283	0	0	0

Junior Preferred Stock	710,741 / 0		0	813,944	0	0	0

B-1 Preferred Stock	0		1,512,158 / 0	0	3,487,842	0	0

B-2 Preferred Stock	0		622,897 / 0	0	1,877,103	0	0

(1)	Currently, our existing Amended and Restated Certificate of Incorporation authorizes the issuance of 200 million shares of Common Stock.
(2)	Excludes shares available for issuance that have been reserved for issuance.

Increase of the Number of Shares of Common Stock that the Company Has Authority to Issue

Under our existing Amended and Restated Certificate of Incorporation, of the total number of shares of stock of all classes that the Company has authority to issue, 200,000,000 shares are Common Stock with a par value of $0.0006 per share. We propose to amend the Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock that the Company has authority to issue to 1,000,000,000 shares.

Increase of the Number of Shares of Preferred Stock that the Company Has Authority to Issue

Under our existing Amended and Restated Certificate of Incorporation, of the total number of shares of stock of all classes that the Company has authority to issue, 5,000,000 shares are Preferred Stock with a par value of $0.0006 per share. We propose to amend the Amended and Restated Certificate of Incorporation to increase the number of shares of Preferred Stock that the Company has authority to issue to 15,000,000 shares.

Modification of Provision Regarding an Increase or Decrease in the Number of Authorized Shares of Preferred Stock

Under our existing Amended and Restated Certificate of Incorporation, the number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote without the separate vote of holders of Preferred Stock as a class. We propose to amend the Amended and Restated Certificate of Incorporation to provide that the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Certificate of Designations.

The Certificates of Designations for each of the Senior Preferred Stock, the Junior Preferred Stock and the New Preferred Stock do not require a separate vote of the holders of such Preferred Stock in order to decrease the number of authorized shares of Preferred Stock.

Any increase in the number of authorized shares of Junior Preferred Stock or any stock that ranks equal or senior to the Junior Preferred Stock requires the affirmative vote of 66- 2/3% of the holders of the Junior Preferred Stock (unless a greater percentage is required by law), unless such increase is for the payment of dividends on the Junior Preferred Stock or in connection with the right of the holders of Senior Preferred Stock to roll over their shares into Junior Preferred Stock. Similarly, any increase in the number of authorized shares of the New Preferred Stock or any stock that ranks equal or senior to such stock, requires the affirmative vote of 66- 2/3% of the holders of such stock (unless a greater percentage is required by law), unless such increase is for the payment of dividends on the New Preferred Stock.

Modification of Provision Regarding the Voting Rights of Holders of Common Stock

Under our existing Amended and Restated Certificate of Incorporation, holders of Common Stock have the exclusive right to vote for the election of directors (other than the special director election rights of the holders of Junior Preferred Stock) and on all other matters requiring stockholder action, each share being entitled to one vote. We propose to amend the Amended and Restated Certificate of Incorporation to provide that holders of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Amended and Restated Certificate of Incorporation (including any Preferred Stock Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Amended and Restated Certificate of Incorporation (including any Preferred Stock Certificate of Designations relating to any series of Preferred Stock).

The Certificates of Designations for each of the Senior Preferred Stock, the Junior Preferred Stock, and the New Preferred Stock each provide that the Company shall not, without the affirmative vote or consent of the holders of 66- 2/3% of the then-outstanding shares of such stock, amend the Amended and Restated Certificate of Incorporation or the Certificate of Designations for such stock, whether by merger, consolidation, combination or otherwise, in a manner that would adversely affect the rights of such holders, subject to exceptions for certain merger or consolidation transactions involving the Company and for certain statutory exchanges of the Company’s securities with another person.

Modification of Provision Regarding the Authority of the Board of Directors to Adopt, Amend or Repeal the Bylaws of the Company

Pursuant to section 109 of the Delaware General Corporation Law, a corporation’s certificate of incorporation may confer the power to adopt, amend or repeal the corporation’s bylaws upon the corporation’s board of directors; however, such conferral does not divest the stockholders nor limit their power to adopt, amend or repeal bylaws.

Currently, under our existing Amended and Restated Certificate of Incorporation, the Board of Directors has the power to adopt, amend or repeal from time to time the bylaws of the Company, subject to the right of stockholders of the Company entitled to vote thereon to adopt, amend or repeal bylaws of the Company. We propose to amend the Amended and Restated Certificate of Incorporation to provide that the Board of Directors’ power to adopt, amend or repeal from time to time the bylaws of the Company will be subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions of the Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and UEGL (the “Investor Rights Agreement”), which requires the establishment of a committee to oversee the use of the UEGL proceeds, two members of which are required to be appointees of holders of the New Preferred Stock. The foregoing subjects the Board of Directors’ power to adopt, amend or repeal bylaws to the holders of one or more series of the Company’s preferred stock but does not divest the holders of the Company’s Common Stock, nor limit, their power to adopt, amend or repeal the Company’s bylaws.

Modification of Provision Regarding the Authority of the Company to Adopt, Amend or Repeal the Amended and Restated Certificate of Incorporation

Under our existing Amended and Restated Certificate of Incorporation, the Company reserves the right to amend, alter, change or repeal any provision contained in its Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders therein are granted subject to this reservation. We propose to amend the Amended and Restated Certificate of Incorporation to provide that, subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions of the Investor Rights Agreement, we reserve the right to amend, alter, change or repeal any provision contained in the Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders therein are granted subject to this reservation.

The Board of Directors recommends a vote FOR the amendment and restatement of the Transmeridian Amended and Restated Certificate of Incorporation in the form of Annex B.

VOTE REQUIRED TO AMEND THE CERTIFICATE

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to amend and restate the Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

PROPOSAL FIVE: AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE COMPANY’S SENIOR PREFERRED STOCK

Under the Investment Agreement, the Company is required to seek stockholder approval for certain amendments to the Certificate of Designations of the Company’s Senior Preferred Stock. The proposed amendment to the Certificate of Designations is attached hereto as Annex C. The proposed amendment to the Certificate of Designations would amend our existing Certificate of Designations to:

•	eliminate the payment of dividends to holders of Senior Preferred Stock,

•	eliminate all voting rights of holders of Senior Preferred Stock, except those rights as are otherwise expressly required by law,

•	reduce the liquidation preference for holders of Senior Preferred Stock from $100 to $0.0006,

•

modify the redemption rights of the Company to allow the Company to redeem any or all shares of Senior Preferred Stock at any time, and from time to time, subject to certain conditions, in the amount of $76.00,

•	remove all redemption rights possessed by holders of Senior Preferred Stock,

•	remove all conversion features from the Senior Preferred Stock,

•	remove certain restrictive covenants contained in the existing Certificate of Designations,

•	remove all preemptive rights possessed by holders of Senior Preferred Stock, and

•	remove the Company’s obligation to file a shelf registration statement.

Each significant proposed amendment to the Certificate of Designations of Senior Preferred Stock is described in detail below.

Removal of Provisions Relating to Dividends Payable to Holders of Our Senior Preferred Stock

Under the existing Certificate of Designations, holders of shares of our Senior Preferred Stock, subject to certain conditions, are entitled to receive, when, as and if declared by our Board of Directors, cumulative dividends at the rate per annum of 15% per share on the liquidation preference of $100 per share of the Senior Preferred Stock (equivalent to $15.00 per annum per share). We propose to amend the Certificate of Designations to provide that no dividends will be paid on the Senior Preferred Stock and that no holder shall have any right to any dividends, whether or not declared, and whether or not cumulative, payable prior to the effectiveness of the Certificate of Amendment to the Certificate of Designations of the Senior Preferred Stock. During the second quarter of 2008, we paid the April 1, 2008 dividend to the holders of our Senior Preferred Stock in full other than the 2,303 shares of Common Stock to be delivered in lieu of fractional shares of Senior Preferred Stock on the outstanding shares of Senior Preferred Stock. In addition, we did not declare or pay the July 1, 2008 or October 1, 2008 dividend on the Senior Preferred Stock. If the amendment to the Certificate of Designations to the Company’s Senior Preferred Stock is approved and filed with the Secretary of State of the State of Delaware, holders of the Senior Preferred Stock will no longer be entitled to these unpaid dividends.

Removal of Provisions Relating to Voting Rights of Holders of Our Senior Preferred Stock

Under the existing Certificate of Designations, prior to conversion, holders of our Senior Preferred Stock have voting rights only with respect to matters pertaining to their securities as a class. The affirmative consent of 66- 2/3% of the outstanding shares of the Senior Preferred Stock is required for the issuance of any class of stock ranking senior to or equal with the Senior Preferred Stock as to dividend rights or rights upon our liquidation, winding-up or dissolution and for amendments to our Amended and Restated Certificate of Incorporation that would adversely affect the rights of holders of the Senior Preferred Stock. In addition, the consent of holders of at least 66- 2/3% of the outstanding shares of Senior Preferred Stock is required to waive compliance with certain restrictive covenants. We propose to amend the Certificate of Designations to provide that holders of Senior Preferred Stock shall not be entitled to vote on any matters, except those as expressly required by law.

Addition of Provision Regarding Liquidation, Dissolution or Winding Up

We propose to amend the Certificate of Designations to provide that in the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, subject to the rights of holders of any outstanding senior stock or parity stock, each holder of Senior Preferred Stock, subject to certain conditions, will receive, to be paid out of the assets of the Company available for distribution to its stockholders, $0.0006 per share, rather than $100 per share, in preference to the holders of, and before any payment or distribution is made on, any junior stock, including, without limitation, on any Common Stock.

Modification of Provisions Regarding the Redemption Right of the Company

Under the existing Certificate of Designations, the Senior Preferred Stock may be redeemed by us at any time, without regard to the market price of our common stock. The Company’s ability to redeem the Senior Preferred Stock is conditioned upon the effectiveness of a shelf registration statement. We propose to amend the Certificate of Designations to provide that subject to certain conditions, the Company shall have the right at any time, and from time to time, and at its sole option and election, out of funds legally available, to redeem all or any portion of the outstanding Senior Preferred Stock for an amount equal to $76.00 per share.

Removal of Provisions Regarding the Redemption Right of Holders of Our Senior Preferred Stock

Under the existing Certificate of Designations, holders of the Senior Preferred Stock have the right to cause us to redeem, in cash, from any source of funds legally available therefor and subject to the terms of our then-outstanding indebtedness, all or any of its shares of the Senior Preferred Stock. Holders of the Senior Preferred Stock also have the right, if a change of control occurs, to require us to redeem, in cash, from any source of funds legally available therefor and subject to the terms of our then-outstanding indebtedness, all or any of its shares of the Senior Preferred Stock. We propose to amend the Certificate of Designations so that holders of the Senior Preferred Stock shall not be entitled to cause us to redeem all or any of our shares of the Senior Preferred Stock under any circumstances.

Removal of Conversion Feature

Under the existing Certificate of Designations, holders of Senior Preferred Stock have the option, subject to certain conditions, to convert their Senior Preferred Stock into Common Stock. If certain events occur, some shares of Senior Preferred Stock will automatically convert into Common Stock. We propose to amend the Certificate of Designations to remove all provisions relating to conversion, ultimately eliminating the automatic conversion feature and the right of holders of Senior Preferred Stock to convert their Senior Preferred Stock into Common Stock.

Removal of Preemptive Rights

Under the existing Certificate of Designations, for as long as any shares of the Senior Preferred Stock are outstanding, holders of the Senior Preferred Stock, subject to certain conditions, have the right to participate in our future offerings of debt, equity or equity-linked securities in which the aggregate offering price is equal to or exceeds $15 million. We propose to amend the Certificate of Designations to eliminate the right of holders of the Senior Preferred Stock to participate in any of our future offerings of debt, equity or equity-linked securities.

Removal of Restrictive Covenants

Under the existing Certificate of Designations, the Senior Preferred Stock contains restrictive covenants related to (i) the Company’s ability to incur indebtedness, (ii) the Company’s ability to make certain payments or investments, and (iii) the ability of the Company and its subsidiaries to pay dividends. We propose to amend the Certificate of Designations to remove the above restrictive covenants.

Removal of Registration Rights

Under the existing Certificate of Designations, the Company is obligated to file a shelf registration statement covering the resale of the Senior Preferred Stock, shares of Common Stock deliverable upon conversion of shares of the Senior Preferred Stock and the shares of the Senior Preferred Stock and Common Stock issued in payment of dividends on the Senior Preferred Stock. We propose to amend the Certificate of Designations to remove the Company’s obligation to file a shelf registration statement.

The Board of Directors recommends a vote FOR the amendment and restatement of the Certificate of Designations of the Company’s Senior Preferred Stock in the form of Annex C.

VOTE REQUIRED TO AMEND THE CERTIFICATE OF DESIGNATIONS

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and the holders of 66- 2/3% of the then-outstanding shares of Senior Preferred Stock is required to amend the Certificate of Designations of the Company’s Senior Preferred Stock. Holders of Senior Preferred Stock are not being solicited hereby to approve this proposal, and the Board does not intend to submit this proposal for approval by the holders of Senior Preferred Stock at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

PROPOSAL SIX: AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE COMPANY’S JUNIOR PREFERRED STOCK

Under the Investment Agreement, the Company is required to seek stockholder approval for certain amendments to the Certificate of Designations of the Company’s Junior Preferred Stock. The proposed amendment to the Certificate of Designations is attached hereto as Annex D. The proposed amendment to the Certificate of Designations would amend our existing Certificate of Designations to:

•	eliminate the payment of dividends to holders of Junior Preferred Stock,

•	eliminate all voting rights of holders of Junior Preferred Stock, except those rights as are otherwise expressly required by law,

•	reduce the liquidation preference for holders of Junior Preferred Stock from $100 to $0.0006 per share,

•

modify the redemption rights of the Company to allow the Company to redeem any or all shares of Junior Preferred Stock at any time, and from time to time, subject to certain conditions, for an amount equal to $76.00 per share,

•	remove all redemption rights possessed by holders of the Junior Preferred Stock,

•	remove all conversion features from the Junior Preferred Stock,

•	remove certain restrictive covenants contained in the existing Certificate of Designations, and

•	remove the Company’s obligation to file a shelf registration statement.

Each significant proposed amendment to the Certificate of Designations of Junior Preferred Stock is described in detail below.

Removal of Provisions Relating to Dividends Payable to Holders of Our Junior Preferred Stock

Under the existing Certificate of Designations, holders of our Junior Preferred Stock, subject to certain conditions, are entitled to receive cumulative annual dividends of $20.00 per share. We propose to amend the Certificate of Designations to provide that no dividends will be paid on the Junior Preferred Stock and that no holder shall have any right to any dividends, whether or not declared, and whether or not cumulative, payable prior to the effectiveness of the Certificate of Amendment to the Certificate of Designations of the Junior Preferred Stock. During the second quarter of 2008, we paid the April 1, 2008 dividend to the holders of our Junior Preferred Stock in full other than the 1,918 shares of Common Stock to be delivered in lieu of fractional shares of Junior Preferred Stock on the outstanding shares of Junior Preferred Stock. In addition, we did not declare or pay the July 1, 2008 or October 1, 2008 dividend on the Junior Preferred Stock. If the amendment to the Certificate of Designations to the Company’s Junior Preferred Stock is approved and filed with the Secretary of State of the State of Delaware, holders of the Junior Preferred Stock will no longer be entitled to these unpaid dividends.

Removal of Provisions Relating to Voting Rights of Holders of Our Junior Preferred Stock

Under the existing Certificate of Designations, holders of our Junior Preferred Stock have voting rights only with respect to matters pertaining to their securities as a class. The affirmative consent of 66- 2/3% of the outstanding shares of the Junior Preferred Stock, subject to certain exceptions, is required to issue additional shares of Junior Preferred Stock, authorize or issue a class of capital stock senior to, or on parity with, the Junior Preferred Stock, with respect to dividend rights and rights upon the Company’s liquidation, winding up or dissolution, amend the Company’s charter so as to adversely affect the Junior Preferred Stock or to waive compliance with restrictive covenants. Under the existing Certificate of Designations, upon the request of holders of 66- 2/3% of the then-outstanding shares of the Junior Preferred Stock and any stock ranking equal to the Junior Preferred Stock and having similar voting rights, holders of shares of the Junior Preferred Stock and any stock ranking equal to the Junior Preferred Stock and having similar voting rights will have the right to designate and elect at least one-half of the Company’s Board of Directors. We propose to amend the Certificate of Designations to provide that holders of Junior Preferred Stock shall not be entitled to vote on any matters, except those as expressly required by law.

Addition of Provision Relating to Liquidation, Dissolution or Winding Up

We propose to amend the Certificate of Designations to provide that in the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, subject to the rights of holders of any outstanding senior stock or parity stock, each holder, subject to certain conditions, will receive, to be paid out of the assets of the Company available for distribution to its stockholders, $0.0006 per share, rather than $100 per share, in preference to the holders of, and before any payment or distribution is made on, any junior stock, including, without limitation, on any Common Stock.

Modification of Provisions Regarding the Redemption Right of the Company

Under the existing Certificate of Designations, from June 15, 2008 until March 31, 2009, the Junior Preferred Stock may be redeemed by the Company if the closing price of the Common Stock equals or exceeds 125% of the conversion price for at least 20 trading days in any 30 consecutive trading day period. After March 31, 2009, the Junior Preferred Stock may be redeemed by the Company at any time. The Company’s ability to redeem the Junior Preferred Stock is conditioned upon the effectiveness of a shelf registration statement. We propose to amend the Certificate of Designations to provide that subject to certain conditions, the Company shall have the right at any time, and from time to time, and at its sole option and election, out of funds legally available, to redeem all or any portion of the outstanding Junior Preferred Stock for an amount equal to $76.00 per share.

Removal of Provisions Regarding the Redemption Right of Holders of Our Junior Preferred Stock

Under the existing Certificate of Designations, the Junior Preferred Stock is redeemable at the holder’s option on March 15, 2012, in cash, subject to certain conditions. We propose to amend the Certificate of Designations so that holders of the Junior Preferred Stock shall not be entitled to cause us to redeem all or any of our shares of the Junior Preferred Stock under any circumstances.

Removal of Conversion Feature

Under the existing Certificate of Designations, holders of Junior Preferred Stock have the option, subject to certain conditions, to convert their Junior Preferred Stock into Common Stock. We propose to amend the Certificate of Designations to remove all provisions relating to the conversion feature and to eliminate the right of holders of Junior Preferred Stock to convert their Junior Preferred Stock into Common Stock.

Removal of Restrictive Covenants

Under the existing Certificate of Designations, the Junior Preferred Stock contains restrictive covenants related to (i) the Company’s ability to incur indebtedness, (ii) the Company’s ability to make certain payments or investments, (iii) the ability of the Company and its subsidiaries to pay dividends and (iv) the Company’s ability to issue additional shares of Junior Preferred Stock or issue any capital stock that is senior to or ranks equal with the Junior Preferred Stock with respect to dividend rights and rights upon the Company’s liquidation, winding up or dissolution. We propose to amend the Certificate of Designations to remove the above restrictive covenants.

Removal of Registration Rights

Under the existing Certificate of Designations, the Company is obligated to file a shelf registration statement covering the resale of the Junior Preferred Stock, shares of Common Stock deliverable upon conversion of shares of the Junior Preferred Stock and the shares of the Junior Preferred Stock and Common Stock issued in payment of dividends on the Junior Preferred Stock. We propose to amend the Certificate of Designations to remove the Company’s obligation to file a shelf registration statement.

The Board of Directors recommends a vote FOR the amendment and restatement of the Certificate of Designations of the Company’s Junior Preferred Stock in the form of Annex D.

VOTE REQUIRED TO AMEND THE CERTIFICATE OF DESIGNATIONS

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and the holders of 66- 2/3% of the then-outstanding shares of our Junior Preferred Stock is required to amend the Certificate of Designations of the Company’s Junior Preferred Stock. Holders of Junior Preferred Stock are not being solicited hereby to approve this proposal, and the Board does not intend to submit this proposal for approval by the holders of Junior Preferred Stock at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

PROPOSAL SEVEN: RATIFICATION OF APPOINTMENT OF AUDITOR

The Audit Committee has selected, and the Board has approved, UHY, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2008, and the Board recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting. Representatives of UHY are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of UHY are also expected to be available to respond to appropriate questions. UHY has served as the Company’s principal independent auditor since October 20, 2005. The appointment of UHY was approved by the Company’s Audit Committee.

Audit and Non-Audit Fees

UHY billed or will bill the Company for the aggregate fees set forth in the table below for services provided during fiscal years 2007 and 2006. These amounts include fees paid or to be paid by the Company for (i) professional services rendered for the audit of the Company’s annual financial statements, (ii) review of the Company’s quarterly financial statements, (iii) audit services related to the effectiveness of the Company’s internal control over financial reporting and (iv) review of regulatory filings incorporating the Company’s annual or interim financial statements:

	2007	2006
Audit Fees (1)	$339,075	$475,175
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

(1)	UHY acts as our principal independent registered public accounting firm. Through and as of March 28, 2008, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full-time, permanent employees of Advisors and through which UHY’s partners provide non-auditing services. UHY has only a few full-time employees. Therefore, few, if any, of the audit services performed were provided by permanent, full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by the Company’s independent accountants. There were no audit-related fees, tax fees or other fees paid to, or incurred with respect to, UHY in fiscal years 2007 or 2006.

The submission for ratification of the appointment of UHY is not required by law or by the bylaws of the Company. The Board is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board. If UHY declines to accept or becomes incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board and the Audit Committee will appoint other independent public accountants.

The Board of Directors recommends a vote FOR the ratification of the appointment of UHY as independent auditor for the year ending December 31, 2008.

VOTE REQUIRED FOR RATIFICATION OF APPOINTMENT OF AUDITOR

The affirmative vote of a majority of the shares of Common Stock having voting power present, in person or represented by proxy, at the Annual Meeting is required to ratify the appointment of UHY as independent auditor for Transmeridian. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on this proposal.

PROPOSAL EIGHT: AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Apart from the Investment Agreement, and if the transactions contemplated by the Investment Agreement are not consummated, the Board of Directors has determined that it would be in our best interests to increase our authorized capitalization. Under Delaware law, a corporation may only issue shares of stock to the extent such shares have been authorized for issuance under its certificate of incorporation. Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 200,000,000 shares of Common Stock (of which, as of September 30, 2008, 117,092,229 are outstanding) and of up to 5,000,000 shares of Preferred Stock. On an as converted basis, if we issued all of the Common Stock underlying our various convertible and derivative securities, including warrants and granted employee stock options, the number of our outstanding shares of Common Stock would increase to approximately 210 million shares. We will need to provide for a greater number of authorized shares of Common Stock in order to accommodate the exercise or conversion of all of our convertible preferred stock, options and warrants. Accordingly, our Amended and Restated Certificate of Incorporation must be amended to provide for an authorized capitalization of 515,000,000 shares of company stock, consisting of 500,000,000 shares of Common Stock and 15,000,000 shares of preferred stock.

If the shareholders approve the amendment to our Amended and Restated Certificate of Incorporation and such amendment is filed with the Office of the Secretary of State of the State of Delaware, the Fourth paragraph will be amended to read, in its entirety:

The total number of shares of stock of all classes which the Company has authority to issue is 515,000,000 shares, of which 500,000,000 shares shall be Common Stock, with a par value of $0.0006 per share (“Common Stock”), and 15,000,000 shares shall be preferred stock, with a par value of $0.0006 per share (“Preferred Stock”).

The principal purpose of the proposed amendment to our Amended and Restated Certificate of Incorporation is to authorize additional shares of Common Stock, which will be available in the event the Board of Directors determines that it is necessary or appropriate to redeem convertible securities, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendment is approved by the stockholders, and such amendment is filed with the Office of the Secretary of State of the State of Delaware, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or AMEX.

The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of us. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts and potentially limiting the opportunity for our shareholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. However, the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device. Except in connection with the Investment Agreement, outstanding warrants and convertible securities, the Board has no current plans, proposals or arrangements for the issuance of the additional shares of Common Stock for which authorization is being sought, including in connection with any acquisition or financing transaction.

To the extent that additional authorized shares are issued in the future, the issuance may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares. If approved, this proposal will become effective upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware containing substantially this amendment in an amended and restated certificate of incorporation, which we would do promptly after the Annual Meeting if the transactions contemplated by the Investment Agreement are not consummated.

If the other proposals set forth herein are approved and the transactions contemplated by the Investment Agreement are consummated, the Board will abandon this proposed amendment without further action by the stockholders.

The Board of Directors recommends a vote FOR the proposal to amend the Amended and Restated Certificate of Incorporation so as to increase the number of authorized shares of company stock.

VOTE REQUIRED TO AMEND THE CERTIFICATE

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to amend and restate the Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, and the rules promulgated thereunder, executive officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock of the Company are required to file with the SEC and furnish to the Company reports of ownership and changes in ownership with respect to all equity securities of the Company.

To the Company’s knowledge and based solely on its review of the copies of Forms 3, 4 and 5 received by the Company during or with respect to the fiscal year ended December 31, 2007 and/or written representations from the Company’s directors and executive officers, the Company believes that its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to such persons.

INTERESTS OF CERTAIN PERSONS IN OR IN OPPOSITION

TO MATTERS ACTED UPON

On June 11, 2008, Mr. Olivier entered into the Olivier SPA with UEGL pursuant to which he agreed to (a) sell all of his shares of Senior Preferred Stock to UEGL in exchange for $76.00 per share and (b) grant UEGL an irrevocable proxy with respect to his shares of Senior Preferred Stock to vote (i) in favor of the approval and adoption of (A) any amendments to the Transmeridian Amended and Restated Certificate of Incorporation, including any Certificate of Designations relating to any series of the Preferred Stock required to consummate the transactions contemplated by the Investment Agreement; (B) the issuance of the New Preferred Stock required to consummate the transactions contemplated by the Investment Agreement; and (C) any other matters required by applicable law or otherwise to approve and adopt the Investment Agreement and approve the transactions contemplated thereby and by the Olivier SPA; (ii) against any actions, agreement or transaction (other than the transactions contemplated by the Investment Agreement and the Olivier SPA) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Investment Agreement or that could result in any of the conditions to the Company’s obligations under the Investment Agreement not being fulfilled; and (iii) in favor of any other matter necessary to the consummation of the transactions contemplated by the Investment Agreement and considered and voted upon (or consented to) by the Company’s shareholders. The foregoing irrevocable proxy is limited to matters reasonably required in order to consummate the transactions contemplated by the Investment Agreement, and Mr. Olivier retains his proxy rights in connection with his shares of Senior Preferred Stock with respect to all other matters.

The Olivier SPA also contains (a) a provision pursuant to which Mr. Olivier shall not transfer, sell or assign his shares of Senior Preferred Stock or permit any encumbrance on such shares and (b) a prohibition on the solicitation of competing transactions to those contemplated by the Investment Agreement.

The Olivier SPA is conditioned upon (i) fulfillment or waiver by UEGL of the closing of each of (a) the Purchase Agreements, (b) the Tender Offer, (c) the Exchange Offer and (d) the receipt of the Preferred Stockholder Consents (as defined in the Investment Agreement) and (ii) the Investment Agreement having become and remaining unconditional under its own terms. In addition, the Olivier SPA will terminate in the event the Investment Agreement is terminated in accordance with the termination provisions contained therein or if the purchase by UEGL of the Senior Preferred Stock has not closed on or before December 31, 2008.

On September 22, 2008, Mr. Olivier also entered into a Stockholder Support and Irrevocable Proxy Agreement with UEGL (the “Olivier Proxy Agreement”), pursuant to which he agreed, solely in his capacity as a stockholder, to grant UEGL an irrevocable proxy with respect to his shares of Common Stock to vote in favor of the matters set forth in subclauses (i) and (iii), and against the matters set forth in subclause (ii), contained in the description of the Olivier SPA above. The Olivier Proxy Agreement also contains a provision pursuant to which

Mr. Olivier shall not transfer, sell or assign his shares of Common Stock or permit any encumbrance on such shares. The Olivier Proxy Agreement will terminate on the earlier of the Swap Closing and the date on which the Investment Agreement is terminated in accordance with the termination provisions contained therein.

Affiliates of the Company that own shares of Preferred Stock, including Mr. McNiel, the Company’s Chief Financial Officer, may participate in the Tender Offer. See “Security Ownership of Certain Beneficial Owners and Management” and Proposal Two for a description of the Tender Offer.

In addition, as described under “Director Compensation,” in the event of a merger or other major corporate change, any non-employee director that does not continue to serve as a director of the surviving or acquiring entity is entitled to receive a cash payment equal to two times the current annual cash payments due such director, plus two times the current number of annual restricted stock award shares. The transactions contemplated by the Investment Agreement qualify as a major corporate change.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Under the SEC’s proxy rules, stockholder proposals that meet certain conditions may be included in Transmeridian’s proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Transmeridian’s 2009 Annual Meeting of Stockholders must send the proposal to Transmeridian so that it is received at Transmeridian’s principal executive offices no later than December [    ], 2008 to be considered for inclusion in the proxy statement and form of proxy with respect to the 2009 Annual Meeting of Stockholders. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy must give notice to Transmeridian no later than [March] [    ], 2009 of the specific intention to do so. Any and all such proposals and notices should be sent to the attention of the Secretary of Transmeridian and must comply with applicable SEC regulations in order to be included in Transmeridian’s proxy materials or to be presented at the 2009 Annual Meeting of Stockholders.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC. The information incorporated by reference is considered a part of this proxy statement, and all information appearing in this proxy statement is qualified in its entirety by the information incorporated herein by reference. Information in this proxy statement updates and, in some cases, supersedes information incorporated by reference from documents that we have filed with the SEC prior to the date of this proxy statement.

The following documents and information, which are being delivered together with this proxy statement, were previously filed with the SEC and are incorporated by reference into this proxy statement:

•	our Annual Report filed on Form 10-K for the fiscal year ended December 31, 2007, as amended by our Form 10-K/A filed on April 29, 2008; and

•	our Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2008.

TRANSMERIDIAN WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE, EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORT ON FORM 10-Q, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND THE QUARTER ENDED SEPTEMBER 30, 2008. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, TRANSMERIDIAN EXPLORATION INCORPORATED, 5847 SAN FELIPE, SUITE 4300, HOUSTON, TEXAS 77057.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In addition, you may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room, 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

By Order of the Board of Directors

Earl W. McNiel
Vice President and
Chief Financial Officer

Houston, Texas

[            ] [    ], 2008

ANNEX A

EXECUTION VERSION

AMENDED AND RESTATED

INVESTMENT AGREEMENT

between

UNITED ENERGY GROUP LIMITED

and

TRANSMERIDIAN EXPLORATION INCORPORATED

Dated as of June 11, 2008 and Amended and Restated as of September 22, 2008

A-i

A-ii

Annex A	List of Key Senior Preferred Stockholders	A-54

Annex B	List of Key Junior Preferred Stockholders	A-55

Annex C	Letter Agreement with Lorrie T. Olivier	A-56

Annex D	Conditions to the Tender Offer	A-58

Annex E	Proposed Terms and Conditions of the Exchange Offer	A-60

Annex F	Disclosure Schedule	A-63

Exhibit 1.01	Initial Investors of Junior Preferred Stock and Additional Returns

Exhibit 4.01(d)(i)	Certificate of Designations of Series B-1 Preferred Stock

Exhibit 4.01(d)(ii)	Certificate of Designations of Series B-2 Preferred Stock

Exhibit 4.03(a)	Form of Mandatory Warrants

Exhibit 4.03(b)	Form of Optional Warrants

Exhibit 4.04(a)(ii)	Form of $0.60 Additional Warrants

Exhibit 4.04(a)(iii)	Form of $1.20 Additional Warrants

Exhibit 4.06(i)	Amended and Restated By-laws

A-iii

Exhibit 4.08	Form of Escrow Agreement

Exhibit 7.01	Approved Conduct between Signing and Swap Closing

Exhibit 7.02(a)(i)	Amendment to the Certificate of Incorporation

Exhibit 7.02(a)(iii)	Amendment to the Certificate of Designations of the Senior Preferred Stock

Exhibit 7.02(a)(iv)	Amendment to the Certificate of Designations of the Junior Preferred Stock

Exhibit 7.10	Form of Release Letter

Exhibit 7.12	Capital Requirements Schedule

A-iv

AMENDED AND RESTATED INVESTMENT AGREEMENT, dated as of June 11, 2008 and amended and restated as of September 22, 2008 (this “Agreement”), between United Energy Group Limited, an exempted company with limited liability existing under the laws of Bermuda (“Purchaser”), and Transmeridian Exploration Incorporated, a Delaware corporation (the “Company”).

WHEREAS, the Company and Purchaser entered into an Investment Agreement on June 11, 2008, as amended by the Letter Agreement dated July 22, 2008 (together, the “Prior Agreements”), and desire to amend and restate the Prior Agreements in their entirety by and as set forth in this Agreement, to be effective as of June 11, 2008 (the “Effective Date”);

WHEREAS, the Boards of Directors of Purchaser and the Company have each determined that it is in the best interests of their respective stockholders to restructure the Company’s ownership and capital structure through a series of transactions as contemplated in this Agreement and the Ancillary Documents (as defined below);

WHEREAS, Purchaser and each of the Persons (as defined below) listed on Annex A (the “Key Senior Preferred Stockholders”) have entered into a Rollover Agreement or a Stock Purchase Agreement, dated as of June 11, 2008 (collectively, the “Senior Preferred Stock Purchase Agreements”), pursuant to which Purchaser has agreed to purchase from each of the Key Senior Preferred Stockholders, and each Key Senior Preferred Stockholder has agreed to sell to Purchaser, all of the shares of 15% senior redeemable convertible preferred stock, par value US$0.0006 per share, of the Company (the “Senior Preferred Stock”) owned of record and beneficially by such Key Senior Preferred Stockholder in exchange for (a) the convertible bonds issued by Purchaser (the “Purchaser Convertible Bonds”), (b) US$76 per share in cash or (c) a combination of US$76 per share in cash and the Purchaser Convertible Bonds, upon the terms and subject to the conditions set forth in the respective Senior Preferred Stock Purchase Agreement (collectively, the “Rollover Transactions”);

WHEREAS, Purchaser and the Persons listed on Annex B (the “Key Junior Preferred Stockholders”) have entered into a Stock Purchase Agreement, dated as of June 11, 2008 (the “Junior Preferred Stock Purchase Agreement”), pursuant to which Purchaser has agreed to purchase from each of the Key Junior Preferred Stockholders, and each Key Junior Preferred Stockholder has agreed to sell to Purchaser, all of the shares of 20% junior redeemable convertible preferred stock, par value US$0.0006 per share, of the Company (the “Junior Preferred Stock”; together with the Senior Preferred Stock, the “Preferred Stock”) owned of record and beneficially by such Key Junior Preferred Stockholder at a price of US$76 per share in cash or a combination of cash and Common Stock (as defined below), upon the terms and subject to the conditions set forth in the Junior Preferred Stock Purchase Agreement (collectively, the “Sale and Purchase Transactions”);

WHEREAS, on August 4, 2008, Purchaser commenced a tender offer (the “Tender Offer”) to acquire (a) all outstanding shares of the Senior Preferred Stock that are not owned by the Key Senior Preferred Stockholders (the “Remaining Shares of Senior Preferred Stock”) for US$76 in cash per share, and (b) all outstanding shares of the Junior Preferred Stock that are not owned by the Key Junior Preferred Stockholders (the “Remaining Shares of Junior Preferred Stock”) for US$76 in cash per share, upon the terms and subject to the conditions set forth in the Prior Agreements, as amended and restated in this Agreement;

WHEREAS, on July 23, 2008, the Company and the 12% Senior Notes Issuer (as defined below) (a) commenced an offer to exchange New Senior Notes (as defined below) and the 12% Senior Notes Cash Payments (as defined below) for the 12% Senior Notes (as defined below) and (b) concurrently with the exchange offer, are soliciting consents from holders of the 12% Senior Notes to adopt certain amendments to the Indenture (as defined below), in each case upon the terms and subject to the conditions set forth in the Prior Agreements, as amended and restated in this Agreement (such exchange offer and consent solicitation being collectively referred to herein as the “Exchange Offer” and, together with the Tender Offer, the “Offers”);

WHEREAS, upon the consummation of the Offers, the Rollover Transactions, and the Sale and Purchase Transactions, the Company intends to issue to Purchaser, (a)(i) 1,512,158 shares (the “First Tranche Shares”) of series B-1 redeemable convertible preferred stock, par value US$0.0006 per share, of the Company (the “Series B-1 Preferred Stock”); (ii) 622,897 shares of series B-2 redeemable convertible preferred stock, par value US$0.0006 per share, of the Company (the “Series B-2 Preferred Stock”) and (iii) the Mandatory Warrants (as defined below) and the Optional Warrants (as defined below) in exchange for (A) the Preferred Stock tendered and purchased pursuant to the Tender Offer; (B) the Senior Preferred Stock purchased by Purchaser pursuant to the Senior Preferred Stock Purchase Agreements; (C) the Junior Preferred Stock purchased by Purchaser pursuant to the Junior Preferred Stock Purchase Agreement; (D) the First Tranche Price (as defined below); (E) the Second Tranche Price (as defined below) and (F) the Additional Returns (as defined below); and (b) a number of shares of Common Stock to be determined pursuant to Section 4.04 hereof and the Additional Warrants (as defined below) in exchange for (x) the 12% Senior Notes and the New Senior Notes then held by Purchaser or any of its Affiliates and (y) that portion of the 12% Senior Notes Cash Payments (as defined below) funded by Purchaser, in each case upon the terms and subject to the conditions set forth herein (collectively, the “Swap”);

WHEREAS, promptly after the Swap Closing, the Company intends to issue to Purchaser a number of shares of Common Stock to be determined pursuant to Section 4.04 hereof in exchange for that portion of the Senior Notes Repurchase Payment (as defined below) or New Senior Notes Redemption Payment (as defined below) funded by Purchaser, upon the terms and subject to the conditions set forth herein (together with the Swap, the Rollover Transactions, the Sale and Purchase Transactions and the Offers, the “Transactions”);

WHEREAS, the Board of Directors of the Company (the “Board”) has unanimously approved this Agreement and the Ancillary Documents to which the Company or any Subsidiary (as defined below) is a party, declared their advisability and approved the Transactions in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and other applicable Law and has recommended to the holders of the Preferred Stock that they tender their shares pursuant to the Tender Offer and the holders of the 12% Senior Notes that they tender their 12% Senior Notes for exchange pursuant to the Exchange Offer;

WHEREAS, the Board of Directors of Purchaser has approved this Agreement and the Ancillary Documents and declared their advisability and approved the Transactions; and

WHEREAS, Lorrie T. Olivier and the Company have entered into that certain Letter Agreement attached hereto as Annex C, which amends the Executive Employment Agreement entered into by and between Lorrie T. Olivier and the Company on January 10, 2007 and will become effective as of the Closing Date (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Purchaser and the Company hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Definitions. (a) For purposes of this Agreement:

“12% Senior Notes” means the outstanding 12% senior secured notes due 2010 issued by the 12% Senior Notes Issuer and guaranteed by the Company and certain of the Company’s other subsidiaries pursuant to the Indenture.

“12% Senior Notes Cash Payments” means the cash payments to be made to the holders of the 12% Senior Notes tendered for exchange and accepted in the Exchange Offer.

“12% Senior Notes Issuer” means Transmeridian Exploration Inc., a British Virgin Islands company and a wholly owned subsidiary of the Company.

“Additional Return Agreements” means (a) the 20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement dated June 18, 2007 among the Company, Kenmont Special Opportunities

Master Fund, L.P. and other investors and (b) the 20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement dated June 26, 2007 among the Company, Capital Ventures International and others investors.

“Additional Returns” means the amount to be paid by Purchaser to the Initial Investors of Junior Preferred Stock provided in Exhibit 1.01 attached hereto, except as otherwise provided in the Junior Preferred Stock Purchase Agreement.

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Ancillary Documents” means the Investor Rights Agreement, Senior Preferred Stock Purchase Agreements, Junior Preferred Stock Purchase Agreement, the Irrevocable Proxy Agreement, the Escrow Agreement, the Certificate of Designations of Series B-1 Preferred Stock, the Certificate of Designations of Series B-2 Preferred Stock, the New Indenture, the Amendment to the Certificate of Incorporation, the Amended and Restated By-laws, the Amendment to the Certificate of Designations of the Senior Preferred Stock, the Amendment to the Certificate of Designations of the Junior Preferred Stock, the Warrants, the Purchaser Convertible Bonds and the instrument creating the Purchaser Convertible Bonds, in each case as may be amended from time to time.

“Anti-trust Laws” means any applicable Law regulating antitrust, competition or merger control matters, including, without limitation, the Law of the Republic of Kazakhstan On Competition and Limitation of Monopolistic Activities dated January 19, 2001 and the Law of the Republic of Kazakhstan On Competition and Limitation of Monopolistic Activities subsequently adopted in 2006 and Russian Federal law 26.07.2006 No. 135-FZ “On Protection of Competition”, to the extent applicable.

“Article 71 Waiver” means one or more written notifications from MEMR waiving Kazakhstan government’s pre-emptive right under Article 71 of the Subsoil Use Law or confirming that Kazakhstan government will not exercise its pre-emptive right in respect of the Transactions or consenting to the Transactions.

“beneficial owner” or “beneficially own”, with respect to any shares of the Company, has the meaning ascribed to such term under Rule 13d-3(a) of the Exchange Act.

“Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day (other than a Saturday or Sunday) on which banks are not required or authorized to close in Hong Kong and New York.

“Certificates of Designations of the Preferred Stock” means the Certificate of Designations of the Senior Preferred Stock and the Certificate of Designations of the Junior Preferred Stock.

“Closing Date” means the date of the Swap Closing.

“Common Stock” means the common stock, par value US$0.0006 per share, of the Company.

“Company Licensed Intellectual Property” means each item of Intellectual Property licensed to the Company or a Subsidiary pursuant to a License.

“Company Owned Intellectual Property” means Intellectual Property owned by the Company or a Subsidiary.

“Company Software” means Software (a) material to the operation of the business of the Company or a Subsidiary, including all computer software and databases operated by the Company or a Subsidiary on its web sites or used by the Company or a Subsidiary in connection with processing customer orders, storing customer information, or storing or archiving data and (b) owned, manufactured, distributed, sold, licensed or marketed by the Company or any Subsidiary.

“Company Stock Plans” means (a) the 2006 Incentive Plan of the Company and (b) the Amended and Restated 2003 Stock Compensation Plan of the Company.

“Competing Transaction” means any of the following (other than the Transactions): (a) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any Subsidiary; (b) any sale, lease, exchange, transfer or other disposition of a material part of the assets of the Company or of any Subsidiary; (c) any sale, exchange, transfer or other disposition of 15% or more of any class or series of equity securities of the Company or of any Subsidiary; (d) any tender offer or exchange offer that, if consummated, would result in any Person beneficially owning 15% or more of any class or series of equity securities of the Company or of any Subsidiary; (e) any solicitation in opposition to approval and adoption of this Agreement by the Company’s stockholders; or (f) any other similar transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay any of the Transactions.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

“Data Room” means the electronic data room established by the Company for the purposes of Purchaser undertaking due diligence in connection with the Transactions accessible to Purchaser via ftp://ftp.mergertree.com from April 3, 2008 to June 11, 2008.

“Determination Date” means (a) the date of the written agreement between the parties hereto with respect to the amount of (i) the indemnifiable Losses payable to the Purchaser Indemnified Party or (ii) the Unpaid Fees payable to Purchaser, as the case may be, or (b) the date of the applicable court order under Section 11.06 (prior to any appeal thereof) with respect to the amount of (i) the indemnifiable Losses payable to the Purchaser Indemnified Party hereunder or (ii) the Unpaid Fees payable to Purchaser, as the case may be.

“Disclosure Schedule” means the Disclosure Schedule attached hereto as Annex F, dated as of the Effective Date, delivered by the Company to Purchaser in connection with this Agreement.

“Environmental Claims” means any and all actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law, any Environmental Permit or any Hazardous Substances.

“Environmental Laws” means any United States or non-United States federal, state, common, provincial, municipal or local laws statutes regulations, rules, codes, orders or requirements relating to (a) Releases or threatened Releases of Hazardous Substances or materials containing Hazardous Substances; (b) the manufacture, handling, transport, use, treatment, exposure to, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; (c) pollution or protection of the environment, health, safety or Natural Resources; or (d) gas flaring.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law.

“Escrow Account” means the bank account established by the Escrow Agent for the purpose of holding the Escrow Funds (as defined in the Escrow Agreement).

“Escrow Agent” means a reputable international bank jointly designated by the Company and Purchaser.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“Exchange Approvals” means (a) any consent, approval, waiver or confirmation under the AMEX rules or otherwise required by AMEX officials, including, without limitation, the AMEX Listing Approval; and (b) any consent, approval (including approval for the listing of shares in the capital of Purchaser issuable upon the conversion of the Purchaser Convertible Bonds), waiver or confirmation under the HKSE Listing Rules or otherwise required by the HKSE officials, in connection with the Transactions.

“Exchange Offer Minimum Condition” means at least 90% of the outstanding principal amount of the 12% Senior Notes, excluding US$43,159,000 aggregate principal amount of 12% Senior Notes held by Purchaser, validly tendered and not withdrawn pursuant to the Exchange Offer.

“Existing Warrants” means the warrants issued by the Company pursuant to (a) the Convertible Promissory Note and Warrant Purchase Agreement, dated as of August 30, 2005, by and among the Company, North Sound Legacy Institutional Fund LLC, North Sound Legacy International, Ltd., and Royal Bank of Canada; (b) the Common Stock Purchase Warrant, dated December 1, 2006, by and between the Company and Jefferies & Company, Inc.; (c) the Common Stock Purchase Warrant dated as of July 9, 2007, by and between the Company and Jefferies & Company, Inc.; (d) the Warrant Purchase Agreement, dated as of March 15, 2007, by and among the Company, North Sound Legacy International Ltd and North Sound Legacy Institutional Fund LLC; (e) the Preferred Stock and Warrant Purchase Agreement, dated November 12, 2004, by and between the Company and each of the purchasers party thereto; (f) Warrant Agreement, dated as of December 12, 2005 by and between the Company and The Bank of New York; (g) Allonge to Common Stock Purchase Warrant (Warrant No. NS2007-1), in favor of North Sound Legacy Institutional Fund LLC, dated May 30, 2007; and (h) Allonge to Common Stock Purchase Warrant (Warrant No. NS2007-2), in favor of North Sound Legacy International Ltd., dated May 30, 2007.

“Exon-Florio Provisions” means the provisions of Section 721 of Title VII of the Defense Production Act of 1950, as amended, and the regulations promulgated thereunder.

“Fair Market Value” means the price that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing buyer, neither of which is under any compulsion to complete the transaction, as such price is determined by an accounting, appraisal or investment banking firm of national standing jointly appointed by the Company and Purchaser.

“First Tranche Price” means an amount equal to the difference between (a) US$151,215,804 and (b) the aggregate of (i) the Total Preferred Stock Value and (ii) the Additional Returns.

“Governmental Authority” means any United States or non-United States federal, state or local or government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Hazardous Substance” means any contaminant, substance, dangerous goods or pollutant or any other substance that when released to the natural environment is reasonably likely to cause, at some immediate or future time, harm or material degradation to the natural environment or risk to human health, including, without limitation: (a) any petrochemical or petroleum products, by-products or breakdown products, radioactive materials, asbestos in any form that is or could become friable, transformers or other equipment that contains dielectric fluid containing polychlorinated biphenyls, mold and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “restricted hazardous materials”, “extremely hazardous substances”, “toxic substances”, “contaminants” or “pollutants” or words of similar meaning and regulatory effect or (c) any other chemical, material or substance, exposure to which is prohibited, limited, or regulated by any applicable Environmental Law.

“Hedge” means a derivative transaction within the coverage of SFAS No. 133, including any swap transaction, option, warrants, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral, transportation or other similar arrangements related to such transactions.

“HKSE” means The Stock Exchange of Hong Kong Limited.

“HKSE Listing Rules” means the Rules Governing the Listing of Securities on the Main Board of HKSE.

“Hydrocarbon Contract” means any Hydrocarbon production sharing contract, lease or license, permit or other similar agreement or right permitting the Company or any Subsidiary to explore for, develop, use, produce, sever, process, operate and occupy Hydrocarbon interests and associated fixtures or structures for a specified period of time, including any farm-out or farm-in agreement, operating agreement, unit agreement, pooling or communitization agreement, declaration or order, joint venture, option or acquisition agreement, any oil and gas production, sales, marketing, transportation, exchange and processing contract and agreement, or any other contract affecting the ownership or operation of properties held for exploration or production of Hydrocarbons, or the disposition of the Hydrocarbons produced therefrom, in each case to which the Company or any of the Subsidiaries is a party.

“Hydrocarbons” means, with respect to any Person, crude oil, natural gas, casinghead gas, condensate, sulphur, natural gas liquids, plant products and other liquid or gaseous hydrocarbons produced in association therewith (including coalbed gas and carbon dioxide), and all other minerals of every kind and character which may be covered by or included in or attributable to any of the properties of such Person or any of such Person’s Subsidiaries.

“Indemnified Party” means a Purchaser Indemnified Party or a Company Indemnified Party, as the case may be.

“Indemnifying Party” means the Company pursuant to Section 9.02 and Purchaser pursuant to Section 9.03, as the case may be.

“Indenture” means the Indenture in respect of the 12% Senior Notes, dated as of December 12, 2005, among the 12% Senior Notes Issuer, the Company and certain of the Company’s other Subsidiaries, as guarantors, and the Indenture Trustee, as supplemented by the First Supplemental Indenture, dated as of December 22, 2005, and the Second Supplemental Indenture, dated as of May 24, 2006. The term “Indenture” shall also be deemed to mean the security documents evidencing the pledge of collateral securing the 12% Senior Notes.

“Indenture Trustee” means The Bank of New York, trustee under the Indenture and the anticipated trustee under the New Indenture.

“Initial Investors of Junior Preferred Stock” means the initial purchasers of the Junior Preferred Stock listed in Exhibit 1.01 attached hereto.

“Intellectual Property” means (a) United States and non-United States patents, patent applications and invention registrations of any type; (b) trademarks, service marks, domain names, trade dress, logos, trade names, corporate names and other source identifiers, and registrations and applications for registration thereof; (c) copyrightable works, copyrights, and registrations and applications for registration thereof; (d) Software; (e) confidential and proprietary information, including trade secrets and know-how and (f) rights of privacy, publicity and endorsement, and all other rights associated therewith in any jurisdiction.

“Investor Rights Agreement” means the investor rights agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and Purchaser, which shall become effective as of the Swap Closing in accordance with the terms thereof as may be amended from time to time.

“Irrevocable Proxy Agreement” means the Stockholder Support and Irrevocable Proxy Agreement, dated as of September 22, 2008, between Lorrie T. Olivier and Purchaser, pursuant to which Lorrie T. Olivier granted Purchaser an irrevocable proxy with respect to the shares of Common Stock owned by Lorrie T. Olivier.

“knowledge of the Company” means the knowledge of any director or officer of the Company and in the case of an officer, after the exercise of reasonable investigation.

“Law” means any United States or non-United States federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

“Licenses” mean (a) licenses of Intellectual Property by the Company or a Subsidiary to third parties; (b) licenses of Intellectual Property by third parties to the Company or a Subsidiary; and (c) agreements between the Company or a Subsidiary and third parties relating to the development or use of Intellectual Property or the development or transmission of data.

“Material Adverse Effect” means, when used in connection with the Company or any Subsidiary, any event, circumstance, change or effect that, individually or in the aggregate with any other events, circumstances, changes and effects occurring after the Effective Date, is or is likely to be materially adverse to (a) the business, condition (financial or otherwise), assets, liabilities, prospects or results of operations of the Company and the Subsidiaries taken as a whole or (b) the ability of the Company to consummate the Transactions, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) changes attributable to the public announcement or pendency of the Transactions or compliance with this Agreement, (ii) changes in general United States or foreign economic, financial or geopolitical conditions, (iii) changes in applicable Law or GAAP, (iv) changes in interest rates, (v) events, circumstances, changes or effects affecting the securities markets generally, (vi) changes in the Company’s and the Subsidiaries’ industries in general, or (vii) military conflicts or acts of foreign or domestic terrorism; provided, however, that (A) any change, effect, development, event or occurrence described in each of clauses (iii) and (vi) above shall not constitute or give rise to a Material Adverse Effect only if and to the extent that such change, effect, development, event or occurrence does not specifically relate to the Company or the Subsidiaries and does not have a disproportionate effect on the Company and the Subsidiaries relative to other companies in the oil and gas industry and (B) none of the clauses (i) through (vii) above shall in any way limit the scope or application of the conditions to the Tender Offer or the Exchange Offer specified in Annex D or in the caption “—Conditions to the Exchange Offer” of Annex E respectively, or Purchaser’s ability to rely on or invoke any such conditions, except to the extent the term “Material Adverse Effect” as defined is used therein.

“MEMR” means the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan.

“Natural Resources” means land, fish, wildlife, biota, air, water, ground water, drinking water supplies, and other such resources.

“New Indenture” means the indenture, to be dated as of the date of its execution, by and among the 12% Senior Notes Issuer, the Company and those Subsidiaries (as defined below) who guarantee the 12% Senior Notes, respectively, as guarantors, and the Indenture Trustee, pursuant to which the New Senior Notes are expected to be issued. The term “New Indenture” shall also be deemed to mean the security documents evidencing the pledge of collateral securing the New Senior Notes.

“New Preferred Stock” means the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

“New Senior Notes” means the new senior secured notes of the 12% Senior Notes Issuer proposed to be issued pursuant to the Exchange Offer, to be fully and unconditionally guaranteed by the Company and those of the Subsidiaries who guarantee the 12% Senior Notes, respectively, and whose terms, conditions and covenants shall be as provided in the New Indenture and which shall be reasonably satisfactory to Purchaser and shall include such terms, conditions and covenants as Purchaser shall deem desirable or necessary to effect the Transactions (which shall carve-out any change of control that would result from the consummation of the Transactions).

“Offer Documents” means the Tender Offer Documents and the Exchange Offer Documents.

“Oil and Gas Interests” means (a) interests in, and rights to, the following oil and gas properties: (i) 100% working interest in South Alibek Field, Kazakhstan under a 57.1 Km 2 subsoil use license (License 1557) and (ii) the 50% working interest in Gasha Field, Dagestan, Russia under a 71.6 Km 2 subsoil use license, (b) Hydrocarbons and other minerals or revenues therefrom, all contracts in connection therewith and claims and rights thereto (including all oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements, agreements on transfer of geological information, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations, and concessions and (c) all easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and all interests in equipment and machinery (including wells, well equipment and machinery), oil and gas production, gathering, transmission, treating, processing and storage facilities (including tanks, tank batteries, pipelines, and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries, and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“PRC” means the People’s Republic of China, including Hong Kong.

“Purchaser Shareholders Approval” means the requisite approval of the Transactions and the Transaction Agreements by the shareholders of Purchaser.

“Release” means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like into or upon any land or water or air or otherwise entering into the environment.

“Remaining Shares of the Preferred Stock” means the Remaining Shares of Senior Preferred Stock and the Remaining Shares of Junior Preferred Stock.

“Remedial Action” means all action to (a) clean up, remove, treat or handle in any other way Hazardous Substances in the environment; (b) restore or reclaim the environment or Natural Resources; (c) prevent the Release of Hazardous Substances so that they do not migrate, endanger or threaten to endanger public health or the environment or (d) perform remedial investigations, feasibility studies, corrective actions, closures and postremedial or postclosure studies, investigations, operations, maintenance and monitoring on, about or in any real property.

“Requisite Noteholder Consent” means the consent of the holders of a majority of the outstanding (as defined in the Indenture) principal amount of the 12% Senior Notes voting together as a single class pursuant to the terms set forth in the Exchange Offer.

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“Securities Laws” means the Securities Act, the Exchange Act, the HKSE Listing Rules, the listing rules of, or any listing agreement with AMEX and any other applicable Law regulating securities or takeover matters.

“Software” means computer software, programs and databases in any form, including Internet web sites, web content and links, all versions, updates, corrections, enhancements, and modifications thereof, and all related documentation.

“Stockholders Approvals” means the approvals of all matters that are required to be approved by the Common Stockholders Meeting as provided in Section 7.02(a).

“subsidiary” or “subsidiaries” of the Company, Purchaser or any other Person means an Affiliate controlled by such Person, directly or indirectly, through one or more intermediaries.

“Subsoil Use Law” means Republic of Kazakhstan Law No. 2828 “On Subsoil and Subsoil Use”, as amended by, among other things (a) Kazakhstan Law on Introduction of Amendments and Additions into Certain Legal Acts on Subsoil Use and Subsoil Operations (effective on 8 December, 2004) and

(b) Kazakhstan Law on Amendments and Additions to certain Legislative Acts of the Republic of Kazakhstan Regarding Matters of Subsoil Use and Conduct of Petroleum Operations in the Republic of Kazakhstan (effective on 18 October, 2005).

“Superior Proposal” means an unsolicited written bona fide offer made by a third party to consummate any of the following transactions: (a) a merger, consolidation, share exchange, business combination or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction would hold less than 50% of the equity interests in the surviving or resulting entity of such transaction; or (b) the acquisition by any Person or group (including by means of a tender offer or an exchange offer or a two-step transaction involving a tender offer followed with reasonable promptness by a cash-out merger involving the Company), directly or indirectly, of ownership of 50% of the then outstanding shares of stock of the Company, in each case on terms that the Board determines, in its good faith judgment (after having received the advice of a financial advisor of nationally recognized reputation, which may include Jefferies & Company, Inc. or an Affiliate or division thereof), to be more favorable to the Company’s stockholders from a financial point of view than the Transactions and for which financing, to the extent required, is then committed.

“Taxes” means any and all taxes, fees, levies, duties, tariffs, imposts and other similar charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; license, registration and documentation fees; customers’ duties, tariffs and similar charges; and subsoil user’s taxes and payments.

“Tender Offer Price” means the total consideration paid by Purchaser to the holders of the Remaining Shares of the Preferred Stock to acquire the Remaining Shares of the Preferred Stock validly tendered and not withdrawn pursuant to the Tender Offer. The Tender Offer Price shall include any amounts withheld by Purchaser pursuant to Section 7.17.

“Termination Date” means December 31, 2008.

“Total Preferred Stock Value” means an amount equal to US$100 multiplied by the number of shares of the Preferred Stock surrendered by Purchaser to the Company at the Swap Closing.

“Transaction Agreements” means this Agreement and the Ancillary Documents.

“Volume Weighted Average Price” means, with respect to the Common Stock as of any date, the dollar volume-weighted average price per share on AMEX during the period beginning at 9:30:01 a.m., New York City time (or such other time as AMEX publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as AMEX publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume/weighted average price per share in the over-the-counter market on the electronic bulletin board for the Common Stock during the period beginning at 9:30:01 a.m., New York City time (or such other time as AMEX publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as AMEX publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar/volume weighted average price is reported for the Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Common Stock as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(b) The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Location of Definition
Action	§ 5.09
Additional Warrants	§ 4.04(a)
Agents	§ 3.01(f)
Agreement	Preamble
Amended and Restated By-laws	§ 4.06(i)
Amendment to the Certificate of Designations of the Junior Preferred Stock	§ 7.02(a)
Amendment to the Certificate of Designations of the Senior Preferred Stock	§ 7.02(a)
Amendment to the Certificate of Incorporation	§ 7.02(a)
Amendment to the Indenture	§ 3.01(b)
AMEX	§ 2.01(a)
AMEX Listing Approval	§ 7.13
Balance Sheet	§ 5.07(c)
Board	Recitals
Capital Excess	§ 4.01(b)
Change in the Company Recommendation	§ 7.05(c)
Code	§ 7.17
Common Stockholder Approvals	§ 7.02(a)
Common Stockholders Meeting	§ 7.02(a)
Company	Preamble
Company Fundamental Representations	§ 9.01(a)
Company Indemnified Party	§ 9.03
Company Reserve Reports	§ 5.21
Confidential Information	§ 7.04(b)
D&O Insurance	§ 7.01(f)
DGCL	Recitals
Effective Date	Recitals
Environmental Representations	§ 9.01(a)
ERISA	§ 5.10(a)
Escrow Agreement	§ 4.08
Exchange Offer	Recitals
Exchange Offer Documents	§ 3.01(a)
Exercising Junior Preferred Stockholder(s)	§ 4.02
Existing Warrants Waiver	§ 7.11
Expenses	§ 10.03(b)
FCPA	§ 5.19
Fee	§ 10.03(a)
First Tranche Shares	Recitals
Fundamental Representations	§ 9.01(b)
GAAP	§ 5.07(b)
Improper Payment Laws	§ 5.19
IRS	§ 5.10(a)
Junior Preferred Stock	Recitals
Junior Preferred Stock Purchase Agreement	Recitals
Key Junior Preferred Stockholders	Recitals
Key Senior Preferred Stockholders	Recitals
Lease Documents	§ 5.13(b)
Liens	§ 5.13(a)

Defined Term	Location of Definition
Loss	§ 9.02
Mandatory Warrants	§ 4.03(a)
Material Contracts	§ 5.17(a)
Maximum Amount	§ 7.01(f)
Minimum Condition	§ 2.01(a)
Multiemployer Plan	§ 5.10(b)
Multiple Employer Plan	§ 5.10(b)
New Common Shares	§ 7.13
New Senior Notes Redemption Payment	§ 3.01(h)
Non-U.S. Benefit Plan	§ 5.10(h)
Notice of Change in Recommendation	§ 7.05(c)
Offer to Purchase	§ 2.01(c)
Offers	Recitals
Optional Warrants	§ 4.03(b)
Permits	§ 5.06
Permitted Liens	§ 5.13(a)
Plans	§ 5.10(a)
Preferred Stock	Recitals
Preferred Stockholder Consents	§ 7.02(b)
Prior Agreements	Recitals
Proceeds	§ 7.12
Proxy Statement	§ 7.02(a)
Purchaser	Preamble
Purchaser Convertible Bonds	Recitals
Purchaser Election Notice	§ 4.02
Purchaser Fundamental Representations	§ 9.01(b)
Purchaser Indemnified Party	§ 9.02
Registration Statement	§ 7.15
Release Letter	§ 7.10
Remaining 12% Senior Notes	§ 3.01(g)
Remaining Preferred Stock	§ 7.16
Remaining Shares of Junior Preferred Stock	Recitals
Remaining Shares of Senior Preferred Stock	Recitals
Representatives	§ 5.19
Rollover Transactions	Recitals
S-3 Registration Statements	§ 5.25
Sale and Purchase Transactions	Recitals
SEC	§ 2.01(a)
SEC Reports	§ 5.07(a)
Second Tranche Price	§ 4.01(b)
Second Tranche Shares	§ 4.01(b)
Senior Notes Repurchase Payment	§ 3.01(g)
Senior Preferred Stock	Recitals
Senior Preferred Stock Purchase Agreements	Recitals
Series B-1 Preferred Stock	Recitals
Series B-2 Preferred Stock	Recitals
Shares of Newly Issued Common Stock	§ 4.02
Solicitation Statement	Annex E
Stockholder Consent Materials	§ 5.12(b)
Subsidiary	§ 5.01(a)

Defined Term	Location of Definition
Swap	Recitals
Swap Closing	§ 4.05
Tax Representations	§ 9.01(a)
Tender Offer	Recitals
Tender Offer Documents	§ 2.01(c)
Tender Offer Expiration Date	§ 2.01(a)
Tender Offer Initial Expiration Date	§ 2.01(a)
Tender Offer Statement	§ 2.01(c)
Third Party Claim	§ 9.05(b)
Transactions	Recitals
Unpaid Fees	§ 10.03(e)
Warrants	§ 4.04(a)

ARTICLE II

THE TENDER OFFER

SECTION 2.01 The Tender Offer. (a) Provided that none of the events set forth in clauses (i) through (xi) of Annex D shall have occurred or be continuing, Purchaser shall commence the Tender Offer at a time satisfactory to it after the Effective Date; provided that at least five (5) Business Days’ notice shall have been provided to the Company. The obligation of Purchaser to accept for payment the Remaining Shares of the Preferred Stock tendered pursuant to the Tender Offer shall be subject to (i) the condition (the “Minimum Condition”) that at least such number of the Remaining Shares of Senior Preferred Stock and the Remaining Shares of Junior Preferred Stock, which, together with the shares of the Senior Preferred Stock and the Junior Preferred Stock to be purchased by Purchaser pursuant to the Senior Preferred Stock Purchase Agreements and the Junior Preferred Stock Purchase Agreement, represents at least 90% of the outstanding shares of each of the Senior Preferred Stock and Junior Preferred Stock, respectively, and (ii) the satisfaction of each of the other conditions set forth in Annex D hereto. Purchaser expressly reserves the right to waive any such condition (except as expressly provided otherwise in Annex D hereto), to increase the price per share payable in the Tender Offer, and to make any other changes in the terms and conditions of the Tender Offer; provided, however, that no change may be made which decreases the price per share payable in the Tender Offer or which imposes conditions to the Tender Offer in addition to those set forth in Annex D hereto. Notwithstanding the foregoing, Purchaser may, without the consent of the Company, extend the Tender Offer (i) for one or more periods of not more than 20 Business Days each beyond the scheduled expiration date, which initially shall be 20 Business Days following the commencement of the Tender Offer (the “Tender Offer Initial Expiration Date”), if, at any scheduled expiration of the Tender Offer, any of the conditions to Purchaser’s obligation to accept for payment the Remaining Shares of the Preferred Stock, shall not be satisfied or waived and (ii) for any period required by any rule, regulation or interpretation of the Securities and Exchange Commission (the “SEC”), or the staff thereof, or the American Stock Exchange (“AMEX”) applicable to the Tender Offer (any expiration time and date established pursuant to any extension of the Tender Offer under this Agreement, as so extended, the “Tender Offer Expiration Date”). Purchaser shall pay for all Remaining Shares of the Preferred Stock validly tendered and not withdrawn promptly following the acceptance of the Remaining Shares of the Preferred Stock for payment pursuant to the Tender Offer. Notwithstanding the immediately preceding sentence and subject to the applicable rules of the SEC and the terms and conditions of the Tender Offer, Purchaser expressly reserves the right to delay payment for the Remaining Shares of the Preferred Stock in order to comply in whole or in part with applicable Laws. Any such delay shall be effected in compliance with Rule 14e-1(c) under the Exchange Act. Purchaser may extend the Tender Offer after the acceptance of the Remaining Shares of the Preferred Stock thereunder for a further period of time by means of a subsequent offering period of not more than 20 Business Days to meet the objective that there be validly tendered, in accordance with the terms of the Tender Offer, prior to the expiration of the Tender Offer (as so extended), and not withdrawn a number of the Remaining Shares of Senior Preferred Stock and the Remaining Shares of Junior Preferred Stock, which, together with the shares of the Senior Preferred Stock and the shares of the Junior Preferred Stock to be purchased by Purchaser pursuant to the Senior Preferred Stock Purchase Agreements and the Junior Preferred Stock Purchase Agreement, represents at least 90% of the outstanding shares of each of the Senior Preferred Stock and the Junior Preferred Stock, respectively. If any payment of the Tender Offer Price is to be made to a Person other than the Person in whose name the surrendered certificate formerly evidencing the Preferred Stock is registered on the stock transfer books of the Company, it shall be a condition of payment that the certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the Person requesting such payment shall have paid all transfer and other taxes required by reason of any payment of the Tender Offer Price to a Person other than the registered holder of the certificate surrendered, or shall have established to the satisfaction of Purchaser that such taxes either have been paid or are not applicable. No dividends, whether or not declared, will be paid by Purchaser on any shares of Preferred Stock tendered into the Tender Offer.

(b) Notwithstanding anything to the contrary in this Agreement, Purchaser may, in its sole discretion, provide the holders of the Remaining Shares of Senior Preferred Stock the right to receive, as an alternative to the per share cash consideration payable in the Tender Offer, Purchaser Convertible Bonds in exchange for the Remaining Shares of Senior Preferred Stock validly tendered and not withdrawn in the Tender Offer. The Purchaser Convertible Bonds would be offered to holders of the Remaining Shares of Senior Preferred Stock on the same commercial terms as those provided to the Key Senior Preferred Stockholders under the Senior Preferred Stock Purchase Agreements, subject to applicable Law, including available exemptions for registration under the Securities Act.

(c) At a time satisfactory to it after the Effective Date but no later than the date of commencement of the Tender Offer, Purchaser shall deliver and, to the extent required, file with the SEC, a tender offer statement or statements (together with all amendments and supplements thereto, the “Tender Offer Statement”) with respect to the Tender Offer to holders pursuant to applicable U.S. federal securities laws (which may include the filing of a Schedule TO and/or Schedule 13E-4F or any successor form thereto). The Tender Offer Statement shall contain or shall incorporate by reference, to the extent required by applicable U.S. federal securities laws, an offer to purchase (the “Offer to Purchase”) and forms of the related letter of transmittal (the Tender Offer Statement, the Offer to Purchase and such other documents, together with all supplements and amendments thereto, being referred to herein collectively as the “Tender Offer Documents”). Each of Purchaser and the Company agrees to correct promptly any information provided by it for use in the Tender Offer Documents that shall have become false or misleading in any material respect, and Purchaser further agrees to take all steps necessary to cause the Tender Offer Documents, as so corrected, to be disseminated to holders of the Remaining Shares of the Preferred Stock and, if required, filed with the SEC, in each case as and to the extent required by applicable U.S. federal securities laws.

SECTION 2.02 Company Action. The Company shall promptly furnish Purchaser with mailing labels containing the names and addresses of all record holders of the Remaining Shares of the Preferred Stock and with security position listings of shares held in stock depositories, each as of a recent date, together with all other available listings and computer files containing names, addresses and security position listings of record holders and beneficial owners of the Remaining Shares of the Preferred Stock. The Company shall promptly furnish Purchaser with such additional information, including, without limitation, updated listings and computer files of stockholders, mailing labels and security position listings, and such other assistance in disseminating the Tender Offer Documents to holders of the Remaining Shares of the Preferred Stock as Purchaser may reasonably request.

ARTICLE III

THE EXCHANGE OFFER AND NOTE CONSENT SOLICITATION

SECTION 3.01 The Exchange Offer and Note Consent Solicitation. (a) Provided that none of the events set forth in the caption “—Conditions of the Exchange Offer” of Annex E hereto shall have occurred or be continuing, promptly after the receipt of a written request from Purchaser to do so and the receipt of the

Exchange Offer Documents (as defined below) from Purchaser, the Company shall cause the 12% Senior Notes Issuer to commence the Exchange Offer on terms consistent with Annex D to the Prior Agreements. The Company shall cooperate, and shall cause its Subsidiaries to cooperate, with the reasonable requests of Purchaser in connection with the Exchange Offer. The Exchange Offer shall be conducted on the terms and subject to the conditions set forth in the offer to exchange and consent solicitation statement, the letter of transmittal and other related documents (collectively, as amended from time to time in accordance with the terms set forth herein, the “Exchange Offer Documents”) and/or on such other terms as may be agreed by Purchaser and the Company as necessary or appropriate in order to facilitate obtaining the Requisite Noteholder Consents, including, without limitation, with regard to the amount of the 12% Senior Notes Cash Payments. The Exchange Offer shall require that each holder of 12% Senior Notes accepting the New Senior Notes and the 12% Senior Notes Cash Payments in exchange for such holder’s 12% Senior Notes must also consent to the Amendment to the Indenture.

(b) As part of the Exchange Offer, the Company shall cause the 12% Senior Notes Issuer to solicit consents and waivers from holders of 12% Senior Notes to adopt the amendment to the Indenture and to waive the matters described under the caption “—Consents and Waivers” in Annex E hereto (the “Amendment to the Indenture”).

(c) The obligation of the Company to cause the 12% Senior Notes Issuer to accept for exchange and payment the 12% Senior Notes tendered pursuant to the Exchange Offer shall be subject to (i) its obtaining the Requisite Noteholder Consent and (ii) the satisfaction of each of the other conditions to the Exchange Offer, as set forth in the Exchange Offer Documents. The Company shall cause the 12% Senior Notes Issuer to waive any of the conditions to the Exchange Offer as may be requested by Purchaser, subject to compliance with applicable Laws, and shall not, without the consent of Purchaser, cause the 12% Senior Notes Issuer to waive any condition to the Exchange Offer or make any changes to the terms and conditions of the Exchange Offer other than as agreed between Purchaser and the Company. Notwithstanding the immediately preceding sentence, the Company need not cause the 12% Senior Notes Issuer to make any change to the terms and conditions of the Exchange Offer requested by Purchaser that decreases the consideration per 12% Senior Note payable in the Exchange Offer or imposes conditions to the Exchange Offer or related consent solicitation in addition to those set forth in Annex E hereto that are materially adverse to holders of the 12% Senior Notes, unless such change is approved by the Company in writing. The Company shall cause the 12% Senior Notes Issuer to extend the expiration date and consent deadline of the Exchange Offer as may be reasonably requested by Purchaser.

(d) The Company covenants and agrees that, promptly following the receipt of the Requisite Noteholder Consent, the Company shall, and shall cause the 12% Senior Notes Issuer and other Subsidiaries who are guarantors of the 12% Senior Notes under the Indenture to (and shall use its reasonable best efforts to cause the Indenture Trustee to), execute a supplement to the Indenture implementing the Amendment to the Indenture, which shall be in a form reasonably satisfactory to Purchaser and which shall implement the amendments and waivers described in the Exchange Offer Documents and shall become operative at the closing of the Exchange Offer, subject to the terms and conditions of this Agreement (including the conditions to the Exchange Offer). The Company shall cause the 12% Senior Notes Issuer, concurrent with the closing of the Exchange Offer, to (i) accept for exchange the 12% Senior Notes that have been validly tendered and not withdrawn pursuant to and in accordance with the terms and conditions of the Exchange Offer, (ii) promptly execute the New Indenture (which shall be in a form reasonably satisfactory to Purchaser) and execute and issue (and in the case of the Indenture Trustee, authenticate) the New Senior Notes, (iii) promptly deliver the New Senior Notes and pay the 12% Senior Notes Cash Payments (using funds provided by or at the direction of Purchaser) (including the payment of an early consent payment, if specified in the Exchange Offer Documents, to holders who validly tendered and did not validly withdraw their 12% Senior Notes prior to the consent deadline, if any) to holders of 12% Senior Notes that have been accepted for exchange in the Exchange Offer.

(e) Purchaser shall prepare all necessary and appropriate documentation in connection with the Exchange Offer, including the Exchange Offer Documents. The Company shall, and shall cause the 12% Senior Notes Issuer and other Subsidiaries to, cooperate with Purchaser in preparing the Exchange Offer Documents, in preparing and issuing any press release announcing the commencement, results, modification or extension of the Exchange Offer, and in preparing and disseminating any amendments or supplements to the Exchange Offer Documents. The Exchange Offer Documents (including all amendments or supplements) and all mailings to the holders of the 12% Senior Notes in connection with the Exchange Offer shall be subject to the prior review of, and comment by, the Company and Purchaser and shall be reasonably acceptable to each of them. If at any time prior to the closing of the Exchange Offer any information in the Exchange Offer Documents should be discovered by the Company or the 12% Senior Notes Issuer, on the one hand, or Purchaser, on the other hand, which should be set forth in an amendment or supplement to the Exchange Offer Documents so that the Exchange Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and the Company shall cause the 12% Senior Notes Issuer to disseminate to the holders of the 12% Senior Notes an appropriate amendment or supplement prepared by Purchaser describing such information. Notwithstanding anything to the contrary in this Section 3.01, Purchaser, the Company and the Subsidiaries shall comply with the requirements of Rule 14e-1 under the Exchange Act, any U.S. state securities or “Blue Sky” laws and any other applicable Law to the extent such Law is applicable in connection with the Exchange Offer and such compliance will not be deemed a breach hereof.

(f) In connection with the Exchange Offer, Purchaser may select one or more dealer managers, information agents, depositaries and other agents (collectively, “Agents”) to provide assistance in connection therewith, and the Company shall, and/or shall cause the 12% Senior Notes Issuer to, enter into customary agreements (including indemnities) with such parties so selected. Purchaser shall reimburse the Company and the 12% Senior Notes Issuer for the reasonable fees and out-of-pocket expenses paid to any Agent retained in connection with the Exchange Offer, which fees and expenses shall, after the Swap Closing, be paid out of the Proceeds in accordance with Section 7.12. The Company shall provide to Purchaser, and shall cause its Subsidiaries to, and shall use its best efforts to cause the respective officers, employees and advisors, including legal and accounting, of the Company and its Subsidiaries to, provide to Purchaser and its affiliates, its legal counsel and the Agents cooperation reasonably requested by Purchaser or such affiliates, such legal counsel or the Agents in connection with the Exchange Offer, including (i) participating in meetings, presentations, due diligence sessions and drafting sessions, (ii) executing and delivering any legal opinions, comfort letters (10b-5 letters) or documents as may be reasonably requested by Purchaser or the Agents, and (iii) using best efforts to obtain accountants’ comfort letters, consents and legal opinions, as reasonably requested by Purchaser or the Agents.

(g) If the 12% Senior Notes validly tendered for exchange in the Exchange Offer are accepted for exchange by the 12% Senior Notes Issuer pursuant to Section 3.01(d) above, the Company shall, promptly after the Swap Closing, cause the 12% Senior Notes Issuer to deliver, in the manner specified in the Indenture, a notice to holders of outstanding 12% Senior Notes that were not accepted for exchange in the Exchange Offer (the “Remaining 12% Senior Notes”) offering to repurchase, in accordance with and at the price specified in Section 4.11 of the Indenture, the Remaining 12% Senior Notes. On the repurchase date specified in the repurchase notice referred to in the immediately preceding sentence, the Company shall cause the 12% Senior Notes Issuer to repurchase the Remaining 12% Senior Notes using funds provided by Purchaser or at the direction of Purchaser (the “Senior Notes Repurchase Payment”).

(h) To the extent that less than all of the Remaining 12% Senior Notes outstanding after the Swap Closing are repurchased as described in Section 3.01(g), if required by the New Indenture, Purchaser and the 12% Senior Notes Issuer will apply an amount of cash equal to (i) the aggregate Senior Notes Repurchase Payment that would have been necessary to repurchase all outstanding Remaining 12% Senior Notes, minus (ii) the actual aggregate Senior Notes Repurchase Payment, to redeem the outstanding New Senior Notes in minimum denominations of $1,000 principal amount or integral multiples of $1,000 in excess thereof on a pro rata basis, at a redemption price equal to 100% of the principal amount of the New Senior Notes to be redeemed plus accrued and unpaid interest thereon to the date of redemption (the “New Senior Notes Redemption Payment”). If required by the New Indenture, the Company shall cause the 12% Senior Notes

Issuer, on or promptly following the Senior Notes Repurchase Payment date (in accordance with the New Indenture), to deliver a notice to holders of New Senior Notes informing them of the aggregate principal amount of New Senior Notes to be redeemed and the date of such redemption. On the redemption date specified in the redemption notice referred to in the immediately preceding sentence, the Company shall cause the 12% Senior Notes Issuer to redeem the New Senior Notes on a pro rata basis using funds provided by Purchaser or at the direction of Purchaser in an amount equal to the New Senior Notes Redemption Payment.

(i) Purchaser shall not be responsible or liable for, any payment (including with respect to the 12% Senior Notes Cash Payments or with respect to the repurchase of the Remaining 12% Senior Notes or the New Senior Notes Redemption Payment), damages or obligation arising from the failure of the Company and its Subsidiaries to comply with the provisions of this Section 3.01, including, without limitation, any such failure which would result in the closing of the Exchange Offer without the consent of Purchaser.

ARTICLE IV

ISSUANCE OF NEW PREFERRED STOCK, COMMON STOCK AND WARRANTS

SECTION 4.01 Issuance of New Preferred Stock. (a) Upon the terms and subject to the conditions of this Agreement, at the Swap Closing, the Company shall issue to Purchaser, and Purchaser shall subscribe for and purchase from the Company, the First Tranche Shares. In consideration for the issuance of the First Tranche Shares to Purchaser, Purchaser shall (i) surrender to the Company all of the shares of Senior Preferred Stock acquired by Purchaser pursuant to the Senior Preferred Stock Purchase Agreements and the Tender Offer, (ii) surrender to the Company all of the shares of Junior Preferred Stock acquired by Purchaser pursuant to the Junior Preferred Stock Purchase Agreement and the Tender Offer, (iii) pay the First Tranche Price into the Escrow Account and (iv) pay to each Initial Investor of Junior Preferred Stock the applicable Additional Returns set forth opposite the name of each Initial Investor of Junior Preferred Stock as provided in Exhibit 1.01.

(b) Upon the terms and subject to the conditions of this Agreement, at the Swap Closing, the Company shall issue to Purchaser, and Purchaser shall subscribe for and purchase from the Company, 622,897 shares of Series B-2 Preferred Stock (the “Second Tranche Shares”) in consideration for the payment by Purchaser of US$62,289,696 (“Second Tranche Price”) in cash into the Escrow Account; provided, however, that if the aggregate of the First Tranche Price and US$62,289,696 exceeds US$75,000,000 (such excess being referred to herein as the “Capital Excess”), the Second Tranche Price may, in the sole discretion of Purchaser upon written notice to the Company, be reduced by an amount equal to or less than the Capital Excess and the number of the Second Tranche Shares shall be reduced proportionally.

(c) The Company shall execute and file with the Secretary of State of the State of Delaware (i) the Certificate of Designations of Series B-1 Preferred Stock attached hereto as Exhibit 4.01(c)(i), subject to any revisions required by AMEX pursuant to Section 7.13, and (ii) the Certificate of Designations of Series B-2 Preferred Stock attached hereto as Exhibit 4.01(c)(ii), subject to any revisions required by AMEX pursuant to Section 7.13, on the Closing Date and prior to the issuance of the First Tranche Shares and Second Tranche Shares.

SECTION 4.02 Issuance of Common Stock. If Purchaser receives the Stockholder Election Notice (as defined in the Junior Preferred Stock Purchase Agreement) pursuant to the Junior Preferred Stock Purchase Agreement, it shall deliver a written notice (the “Purchaser Election Notice”) to the Company prior to the Swap Closing stating the number of shares of Common Stock that each Key Junior Preferred Stockholder (the “Exercising Junior Preferred Stockholder(s)”) is entitled to receive. Upon receipt of the Purchaser Election Notice, at the Swap Closing, the Company shall issue to Purchaser, and Purchaser shall subscribe for and purchase from the Company, at a price of US$1.40 per share of Common Stock, such number of shares of Common Stock in the name of Purchaser or in the name of the Key Junior Preferred Stockholders, as is designated by Purchaser in the Purchaser Election Notice (the shares of Common Stock issued by the Company to the Exercising Junior Preferred Stockholder(s) being referred to herein as the “Shares of Newly Issued Common Stock”). The aggregate purchase price for such shares of Common Stock shall be paid by Purchaser at the Swap Closing by wire transfer in immediately funds into a bank account designated by the Company. Purchaser shall promptly deliver to each Exercising Junior Preferred Stockholder such number of shares of Common Stock as are set forth in the Purchaser Election Notice. The issuance of the Shares of Newly Issued Common Stock shall be conditioned upon receiving the following representations and warranties from the Exercising Junior Preferred Stockholder(s) for the benefit of the Company:

(a) such Exercising Junior Preferred Stockholder(s) is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act);

(b) such Exercising Junior Preferred Stockholder(s) is acquiring the Shares of Newly Issued Common Stock for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof, and such Exercising Junior Preferred Stockholder(s) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of investing in the Company;

(c) such Exercising Junior Preferred Stockholder(s) is not purchasing the Shares of Newly Issued Common Stock as a result of any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act); and

(d) the offer and sale of the Shares of Newly Issued Common Stock to such Exercising Junior Preferred Stockholder(s) is in compliance with all applicable Laws.

SECTION 4.03 Issuance of Warrants. (a) Upon the terms and subject to the conditions of this Agreement, at the Swap Closing, the Company shall issue to Purchaser warrants, in the form attached hereto as Exhibit 4.03(a), providing for Purchaser’s right to purchase 33,653,960 shares of Common Stock, subject to adjustment in accordance with the terms thereof (the “Mandatory Warrants”).

(b) Upon the terms and subject to the conditions of this Agreement, at the Swap Closing, the Company shall issue to Purchaser warrants, in the form attached hereto as Exhibit 4.03(b), providing for Purchaser’s right to purchase 5,000,000 shares of Common Stock, subject to adjustment in accordance with the terms thereof (the “Optional Warrants”); provided, however, that if the September 15, 2008 interest payment under the 12% Senior Notes is not made by the Company, the Company shall not be required to issue the Optional Warrants.

SECTION 4.04 Issuance of Additional Common Stock and Warrants. (a) Upon the terms and subject to the conditions of this Agreement, Purchaser shall, at the Swap Closing, surrender to the Company the 12% Senior Notes and the New Senior Notes then held by Purchaser or any of its Affiliates, in exchange for (i) such number of shares of Common Stock to be determined based on the aggregate principal amount of the 12% Senior Notes and the New Senior Notes being surrendered by Purchaser divided by US$0.45 (in the case of any fractional share of Common Stock, the Company shall issue one full share of Common Stock to Purchaser in lieu of such fractional share); (ii) the warrants, in the form attached hereto as Exhibit 4.04(a)(ii), issued by the Company to Purchaser providing for Purchaser’s right to purchase 150,000,000 shares of Common Stock, subject to adjustment in accordance with the terms thereof; and (iii) the warrants, in the form attached hereto as Exhibit 4.04(a)(iii), issued by the Company to Purchaser providing for Purchaser’s right to purchase 75,000,000 shares of Common Stock, subject to adjustment in accordance with the terms thereof (the warrants specified in clauses (ii) and (iii), the “Additional Warrants”; together with the Mandatory Warrants and the Optional Warrants, the “Warrants”).

(b) In the event that Purchaser, directly or indirectly, provides or otherwise guarantees funding for any 12% Senior Notes Cash Payment pursuant to Section 3.01(d)(iii) hereof or the Senior Notes Repurchase Payment pursuant to Section 3.01(g) or the New Senior Notes Redemption Payment pursuant to Section 3.01(h) hereof, the Company shall issue to Purchaser (i) at the Swap Closing, a number of shares of Common Stock equal to the total amount of the 12% Senior Notes Cash Payments funded by Purchaser divided by US$0.45, (ii) at the repurchase date specified in Section 3.01(g), a number of shares of Common Stock equal to the amount of the Senior Notes Repurchase Payment divided by US$0.45 and (iii) at the redemption date specified in Section 3.01(h), a number of shares of Common Stock equal to the amount of the New Senior Notes Redemption Payment divided by US$0.45, with the purchase price for such shares of Common Stock issued pursuant to clauses (i), (ii) and (iii) to be satisfied by Purchaser’s funding of the 12% Senior Notes Cash Payments, the Senior Notes Repurchase Payment and/or the New Senior Notes Redemption Payment, as the case may be. In the case of any fractional share of Common Stock issuable to Purchaser, the Company shall issue one full share of Common Stock to Purchaser in lieu of such fractional share.

(c) Notwithstanding the foregoing, the maximum total number of shares of Common Stock to be issued to Purchaser pursuant to Sections 4.04(a)(i) and 4.04(b) hereof shall be equal to 260,666,667 (equal to US$117,300,000 divided by US$0.45).

SECTION 4.05 Closing of the Swap. Upon the terms and subject to the conditions of this Agreement, the closing of the Swap, including the sale and purchase of the New Preferred Stock and the issuance of the Warrants, shall take place at a closing (the “Swap Closing”) at Shearman & Sterling LLP, 12/F Gloucester Tower, the Landmark, 15 Queen’s Road, Central, Hong Kong, immediately following the satisfaction or waiver of each of the conditions to the obligations of the parties hereto set forth in Section 8.01 and Section 8.02 or at such other place or on such other date as the parties may mutually agree upon in writing.

SECTION 4.06 Closing Deliveries by the Company. At the Swap Closing, the Company shall deliver to Purchaser:

(a) stock certificates evidencing the First Tranche Shares;

(b) stock certificates evidencing the Second Tranche Shares;

(c) stock certificates evidencing the Common Stock to be issued to Purchaser in accordance with Section 4.04(a)(i) and Section 4.04(b)(i).

(d) the Warrants duly executed by the Company;

(e) original counterparts of the Investor Rights Agreement duly executed by the Company;

(f) a true and complete copy, certified by the Secretary or an Assistant Secretary of the Company, of the resolutions duly and validly adopted by the Board evidencing (i) their authorization of the execution and delivery of this Agreement and the Ancillary Documents to which the Company or any of its Subsidiaries is a party, (ii) the consummation of the Transactions applicable to the Company or any of its Subsidiaries, (iii) the decrease in the number of total members of the Board from eight (8) to seven (7), (iv) the appointment of six (6) directors of the Board nominated by Purchaser and (v) amendments to the charters for the nominating and governance committee and the compensation committee of the Board to remove any requirements regarding the minimum number of independent directors on such committees to the extent permitted by Law, in the case of (iii), (iv) and (v) above, effective upon the Swap Closing;

(g) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and signatures of the officers of the Company authorized to sign this Agreement and the Ancillary Documents to which the Company or any of its Subsidiaries is a party and the other documents to be delivered hereunder and thereunder by the Company or any of its Subsidiaries;

(h) the resignations, effective as of the Swap Closing, of the four directors of the Company appointed by the holders of the Junior Preferred Stock and three additional directors to be identified by the Company at least five (5) Business Days prior to the Swap Closing as the directors of the Company;

(i) a copy of (i) the Certificate of Incorporation, as amended, of the Company, certified by the Secretary of State of the State of Delaware, as of a date not earlier than five Business Days prior to the Swap Closing and accompanied by a certificate of the Secretary or Assistant Secretary of the Company, dated as of the Swap Closing, stating that no amendments have been made to such Certificate of Incorporation since such date other than as contemplated by this Agreement and (ii) the amended and restated by-laws of the

Company in the form attached hereto as Exhibit 4.06(i) (the “Amended and Restated By-laws”), effective upon the Swap Closing, duly adopted by the Board and certified by the Secretary or Assistant Secretary of the Company;

(j) certified copies of (i) the Certificate of Designations of Series B-1 Preferred Stock, (ii) the Certificate of Designations of Series B-2 Preferred Stock, (iii) the Amendment to the Certificate of Designations of Senior Preferred Stock, (iv) the Amendment to the Certificate of Designations of Junior Preferred Stock and (v) the Amendment to the Certificate of Incorporation, in each case, duly filed with the Secretary of State of the State of Delaware on the Closing Date;

(k) a good standing certificate for the Company from the Secretary of State of the State of Delaware dated as of a date not earlier than five Business Days prior to the Swap Closing;

(l) a receipt for the First Tranche Price and the Second Tranche Price;

(m) original copies of the Release Letter executed by each of the Initial Investors of Junior Preferred Stock that is not a Key Junior Preferred Stockholder;

(n) a copy of each of (i) the Amendment to the Indenture, (ii) the New Indenture, and (iii) the New Senior Notes, in each case, duly executed by the Company and the Indenture Trustee (or authenticated by the Indenture Trustee, in the case of the New Senior Notes) and a certificate of a duly authorized officer of the Company certifying that the Amendment to the Indenture and the New Indenture have each become effective;

(o) a certificate of the Chief Financial Officer of the Company certifying that the Company has sufficient “surplus” (as defined in Section 154 of the DGCL) to redeem the Remaining Preferred Stock pursuant to Section 7.16; and

(p) a certificate of the Secretary or an Assistant Secretary of the Company certifying that the Common Stockholder Approvals and the Preferred Stockholder Consents have been obtained.

SECTION 4.07 Closing Deliveries by Purchaser. At the Swap Closing, Purchaser shall deliver to the Company:

(a) original counterparts of the Investor Rights Agreement duly executed by Purchaser;

(b) a certificate of the Secretary or an Assistant Secretary of Purchaser certifying the names and signatures of the officers of Purchaser authorized to sign this Agreement and the Ancillary Documents to which Purchaser is a party and the other documents to be delivered hereunder and thereunder by Purchaser;

(c) the 12% Senior Notes and New Senior Notes surrendered pursuant to Section 4.04(a); and

(d) a receipt for the Warrants, the Common Stock and the New Preferred Stock.

SECTION 4.08 Escrow. Prior to the Swap Closing, the Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent substantially in the form of Exhibit 4.08 (the “Escrow Agreement”). In accordance with the terms of the Escrow Agreement, Purchaser shall deposit the First Tranche Price and Second Tranche Price to be managed and paid out by the Escrow Agent in accordance with the terms of the Escrow Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to Purchaser to enter into this Agreement, the Company hereby represents and warrants to Purchaser that:

SECTION 5.01 Organization and Qualification; Subsidiaries. (a) Each of the Company and each subsidiary of the Company (each a “Subsidiary”) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company and each Subsidiary is, in all material respects, duly qualified or licensed as a corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary.

(b) A true and complete list of all the Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary, the percentage of the outstanding capital stock of each Subsidiary owned by the Company and each other Subsidiary, and the names of the directors and officers of each Subsidiary, is set forth in Section 5.01(b) of the Disclosure Schedule. Except as disclosed in Section 5.01(b) of the Disclosure Schedule, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

SECTION 5.02 Certificate of Incorporation and By-laws. The Company has heretofore furnished to Purchaser a complete and correct copy of the Certificate of Incorporation and the By-laws or equivalent organizational documents, each as amended to date, of the Company and each Subsidiary. Such Certificates of Incorporation, By-laws or equivalent organizational documents are in full force and effect. Except as disclosed in Section 5.02 of the Disclosure Schedule, neither the Company nor any Subsidiary is in violation of any of the provisions of its Certificate of Incorporation, By-laws or equivalent organizational documents.

SECTION 5.03 Capitalization. (a) The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which, as of the Effective Date, 117,012,229 shares are issued and outstanding; (ii) 5,000,000 shares of preferred stock, par value US$0.0006 per share, of which (1) 1,111,282 have been designated as Senior Preferred Stock, of which, as of the Effective Date, 482,999 shares are issued and outstanding; (2) 2,755,319 shares have been designated as Junior Preferred Stock, of which, as of the Effective Date, 710,741 shares are issued and outstanding; and (3) 1,785,714 shares have been designated as Series A Cumulative Convertible Preferred Stock, of which, as of the Effective Date, no shares are issued and outstanding. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. As of the Effective Date, no shares of capital stock are held in treasury and no shares of capital stock are reserved for future issuance except as provided in the Certificates of Designations of the Preferred Stock, the Existing Warrants and the Company Stock Plans. Except for the Senior Preferred Stock, the Junior Preferred Stock, the Existing Warrants and the Company Stock Plans, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any Subsidiary or obligating the Company or any Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, the Company or any Subsidiary. Section 5.03(a) of the Disclosure Schedule sets forth, for each holder of Existing Warrants or options, the following information with respect to each of the Existing Warrants and Company Stock Plans: (i) the name of each holder thereof; (ii) the number of shares of capital stock subject to such Existing Warrants or outstanding awards under Company Stock Plans, and the number of shares of capital stock subject to Company Stock Plans; (iii) the exercise or purchase price of the warrants, options or stock rights; (iv) the date on which the warrants, options or stock rights were granted; (v) the date on which the warrants, options or stock rights can be exercised or vest; and (vi) the date on which the warrants or options expire. The Company has made available to Purchaser accurate and complete copies of all Existing Warrants, Company Stock Plans and the form of award agreements under Company Stock Plans. Except as set forth in Section 5.03(a) of the Disclosure Schedule, all shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and subject to the conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Except as provided in the Certificates of the Designations of the Preferred Stock, there are no outstanding contractual obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any capital stock of the Company or any Subsidiary or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary or any other Person. Except as set forth in Section 5.03(a)(i) of the Disclosure Schedule, there are no commitments or agreements of any character to which the Company is bound obligating the Company to accelerate the exercisability or vesting of any Existing Warrants or outstanding awards under Company Stock Plans as a result of the Transactions. All outstanding shares of capital stock of the Company, all Existing Warrants and all outstanding awards under Company Stock Plans and all outstanding shares of capital stock of each Subsidiary have been issued and granted in compliance with (i) all applicable Securities Laws and other applicable Laws and (ii) all requirements set forth in applicable contracts. Except for the 12% Senior Notes and the financed insurance premiums incurred in the ordinary course of business by the Company or its Subsidiaries as described in Schedule 5.03(a)(ii) of the Disclosure Schedule, the Company or any Subsidiary has not issued any notes, bonds or other debt securities, or any option, warrant or other right to acquire the same, of the Company or any Subsidiary.

(b) Except as provided in Section 5.03(b) of the Disclosure Schedule, each outstanding share of capital stock of each Subsidiary is duly authorized, validly issued, fully paid and nonassessable, and each such share is owned by the Company or another Subsidiary free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company’s or any Subsidiary’s voting rights, charges and other encumbrances of any nature whatsoever.

SECTION 5.04 Authority Relative to the Transaction Agreements. Each of the Company and its Subsidiaries has all necessary corporate power and authority to execute and deliver each of the Transaction Agreements to which it is a party, to perform its obligations thereunder and to consummate the Transactions applicable to the Company or such Subsidiary, except for the Stockholders Approvals and Preferred Stockholder Consents. The execution and delivery by the Company or any of its Subsidiaries of each of the Transaction Agreements to which it is a party and the consummation by the Company or any of its Subsidiaries of the Transactions applicable to the Company or such Subsidiary have been duly and validly authorized by all necessary corporate action on the part of the Company or such Subsidiary, as the case may be, and no other corporate proceedings on the part of the Company or such Subsidiary are necessary to authorize any of the Transaction Agreements to which it is a party or to consummate the Transactions applicable to the Company or such Subsidiary, except for the Stockholders Approvals and Preferred Stockholder Consents. Each of the Transaction Agreements to which the Company or any Subsidiary is a party has been or, upon execution, shall have been duly and validly executed and delivered by the Company or such Subsidiary and, assuming the due authorization, execution and delivery by the other parties thereto, constitute legal, valid and binding obligations of the Company and such Subsidiaries, enforceable against the Company and each such Subsidiary, as the case may be, in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The Board has unanimously approved each of the Transaction Agreements to which the Company is a party and the Transactions applicable to the Company and such approvals are sufficient so that the restrictions on business combinations set forth in Section 203(a) of the DGCL shall not apply to the Transactions and the Transaction Agreements or such restrictions are otherwise inapplicable to the Transactions and the Transaction Agreements.

SECTION 5.05 No Conflict; Required Filings and Consents. (a) The execution and delivery of each of the Transaction Agreements to which the Company or any Subsidiary is a party by the Company or such Subsidiary do not, and the performance of each of the Transaction Agreements by the Company or any Subsidiary will not, and the consummation of the Transactions applicable to the Company or any Subsidiary by the Company or such Subsidiary (as the case may be) will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or any equivalent organizational documents of the Company or any Subsidiary taking into account the assumptions set forth in clause (iii) below, (ii) assuming that all consents, approvals and other authorizations described in Section 5.05(b) have been obtained and that all filings and other actions described in Section 5.05(b) have been made or taken, conflict with or violate, in any material respect, any Law applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming each of the Amendment to the Certificate of Incorporation, the Amended and Restated By-laws, the Amendment to the Certificate of Designations of the Senior Preferred Stock, the Amendment to the Certificate of Designations of Junior Preferred Stock, and the Amendment to the Indenture has become effective, result in any material breach of or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any material property or asset of the Company or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary or any property or asset of the Company or any Subsidiary is bound or affected.

(b) The execution and delivery of each of the Transaction Agreements by the Company or any Subsidiary do not, the performance by the Company or any Subsidiary of its obligations thereunder will not, and the consummation of the Transactions by the Company or any Subsidiary will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for (i) the requirements of Exon-Florio Provisions, to the extent applicable; (ii) the requirements of applicable Securities Laws; (iii) the requirements of applicable Anti-trust Laws; (iv) the filing and recordation of appropriate documents as required by the DGCL; (v) the Article 71 Waiver; (vi) Exchange Approvals; and (vii) as would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect.

SECTION 5.06 Permits; Compliance. Each of the Company and the Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of the Company or the Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted or presently contemplated to be conducted, including, without limitation, all necessary waivers from MEMR waiving Kazakhstan government’s pre-emptive rights under Article 71 of the Subsoil Use Law and all necessary consents or permits required under Anti-trust Laws and the spouses’ consents required under applicable Law in connection with any prior acquisition, purchase, sale, transfer or other disposal by the Company or any Subsidiary of any assets or equity interests (the “Permits”), except where the failure to have, or the suspension or cancellation of, any of the Permits would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect. No suspension or cancellation of any of the Permits is pending or, to the knowledge of the Company, threatened. Neither the Company nor any Subsidiary is in conflict with, or in default, breach or violation of, (a) any Law applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except for any such conflicts, defaults, breaches or violations that would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect, or (b) except as disclosed in Section 5.06 of the Disclosure Schedule, any material note, bond, mortgage, indenture, contract, agreement, lease, license, Permit, franchise or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any property or asset of the Company or any Subsidiary is bound in any material respect.

SECTION 5.07 SEC Filings; Financial Statements. (a) The Company has filed all forms, reports and documents required to be filed by it with the SEC since January 1, 2005, including (i) its Annual Reports on Form 10-K for the fiscal years ended December 31, 2005, 2006 and 2007, respectively, (ii) its Quarterly Report on Form 10-Q for the period ended March 31, 2008, (iii) all proxy statements relating to the Company’s meetings of stockholders (whether annual or special) held since January 1, 2005 and (iv) all other forms, reports and other registration statements (other than Quarterly Reports on Form 10-Q not referred to in clause (ii) above) filed by the Company with the SEC since January 1, 2005 (the forms, reports and other documents referred to in clauses (i), (ii), (iii) and (iv) above being, collectively, the “SEC Reports”). The SEC Reports (i) were prepared in accordance with either the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary is required to file any form, report or other document with the SEC.

(b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal year-end adjustments which would not have had, and would not have, individually or in the aggregate, a Material Adverse Effect).

(c) Except as and to the extent set forth on the audited consolidated balance sheet of the Company and the consolidated Subsidiaries as at December 31, 2007, including the notes thereto (the “Balance Sheet”), neither the Company nor any Subsidiary has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be disclosed in accordance with GAAP, except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since December 31, 2007, which would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect.

(d) The Company has heretofore furnished to Purchaser complete and correct copies of all material amendments and modifications that have not been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed by the Company with the SEC and are currently in effect.

(e) The Company has made available to Purchaser all comment letters received by the Company from the SEC or the staff thereof since December 31, 2006 and all responses to such comment letters filed by or on behalf of the Company.

(f) To the Company’s knowledge, except as disclosed in the SEC Reports, each director and executive officer of the Company has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since January 1, 2005.

(g) The Company has timely filed and made available to Purchaser all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Company SEC Report. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company’s SEC filings and other public disclosure documents. The Company has made available to Purchaser in the Data Room, complete and correct copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. As used in this Section 5.07, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(h) The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has made available to Purchaser in the Data Room, complete and correct copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such internal accounting controls.

(i) Since January 1, 2005, neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices. No attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a material violation of the Securities Laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company. Since January 1, 2005, there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the Board or any committee thereof.

(j) To the knowledge of the Company, no employee of the Company or any Subsidiary has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Law. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any officer, employee, contractor, subcontractor or agent of the Company or any such Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any Subsidiary in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. § 1514A(a).

(k) All accounts receivable of the Company and its Subsidiaries reflected on the Balance Sheet or arising thereafter have arisen from bona fide transactions in the ordinary course of business consistent with past practices and in accordance with SEC regulations and GAAP applied on a consistent basis and are not subject to valid defenses, setoffs or counterclaims. The Company’s reserve for contractual allowances and doubtful accounts, to the knowledge of the Company, is adequate and has been calculated in a manner consistent with past practices. Since the date of the Balance Sheet, neither the Company nor any of its Subsidiaries has modified or changed in any material respect its sales practices or methods including, without limitation, such practices or methods in accordance with which the Company or any of its Subsidiaries sell goods, fill orders or record sales.

(l) All accounts payable of the Company and its Subsidiaries reflected on the Balance Sheet or arising thereafter are the result of bona fide transactions in the ordinary course of business. Since the date of the Balance Sheet, the Company and its Subsidiaries have not altered in any material respects their practices for the payment of such accounts payable, including the timing of such payment.

SECTION 5.08 Absence of Certain Changes or Events. Since December 31, 2007, except as set forth in Section 5.08 of the Disclosure Schedule, or as expressly contemplated by this Agreement, or specifically disclosed in the SEC Reports filed since December 31, 2007 and prior to the Effective Date, (a) the Company and the Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice, (b) there has not been any Material Adverse Effect, and (c) none of the Company or any Subsidiary has taken any action that, if taken after the Effective Date, would constitute a material breach of any of the covenants set forth in Section 7.01.

SECTION 5.09 Absence of Litigation. Except as set forth in Section 5.09 of the Disclosure Schedule, there is no material litigation, suit, claim, action, proceeding or investigation (an “Action”) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or any property or asset of the Company or any Subsidiary, before any Governmental Authority. Neither the Company nor any Subsidiary nor any material property or asset of the Company or any Subsidiary is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

SECTION 5.10 Employee Benefit Plans. (a) Section 5.10(a) of the Disclosure Schedule lists (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements, whether legally enforceable or not, to which the Company or any Subsidiary is a party, with respect to which the Company or any Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company or any Subsidiary for the benefit of any current or former employee, officer or director of, or any current or former consultant to, the Company or any Subsidiary, (ii) each employee benefit plan for which the Company or any Subsidiary could incur liability under Section 4069 of ERISA in the event such plan has been or were to be terminated, (iii) any plan in respect of which the Company or any Subsidiary could incur liability under Section 4212(c) of ERISA, and (iv) any contracts, arrangements or understandings between the Company or any Subsidiary and any employee of the Company or any Subsidiary including, without limitation, any contracts, arrangements or understandings relating in any way to a sale of the Company or any Subsidiary (collectively, the “Plans”). Each Plan is in writing and the Company has furnished to Purchaser a true and complete copy of each Plan and has delivered to Purchaser a true and complete copy of each material document, if any, prepared in connection with each such Plan, including, without limitation, (i) a copy of each trust or other funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the most recently filed Internal Revenue Service (“IRS”) Form 5500, if any, (iv) the most recently received IRS determination letter for each such Plan that is intended to qualify under Section 401(a) of the Code, and (v) the most recently prepared actuarial report and financial statement in connection with each such Plan. Neither the Company nor any Subsidiary has any express or implied commitment, whether legally enforceable or not, (i) to create, incur liability with respect to or cause to exist any other employee benefit plan, program or arrangement, (ii) to enter into any contract or agreement to provide compensation or benefits to any individual, or (iii) to modify, change or terminate any Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

(b) None of the Plans is a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a “Multiemployer Plan”) or a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which the Company or any Subsidiary could incur liability under Section 4063 or 4064 of ERISA (a “Multiple Employer Plan”). Except as set forth in Section 5.10(b) of the Disclosure Schedule, none of the Plans (i) provides for the payment of separation, severance, termination or similar-type benefits to any Person, (ii) obligates the Company or any Subsidiary to pay separation, severance, termination or similar-type benefits solely or partially as a result of any transaction contemplated by this Agreement, or (iii) obligates the Company or any Subsidiary to make any payment or provide any benefit as a result of a “change in control”, within the meaning of such term under Section 280G of the Code. None of the Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of the Company or any Subsidiary. Each of the Plans, other than the Non-U.S. Benefit Plans (as defined below), is subject only to the Laws of the United States or a political subdivision thereof.

(c) Each Plan is now and always has been operated in all material respects in accordance with its terms and the requirements of all applicable Laws including, without limitation, ERISA and the Code. The Company and the Subsidiaries have performed all material obligations required to be performed by them under, are not in any respect in material default under or in violation of, and have no knowledge of any default or violation by any party to, any Plan. No Action is pending or, to the knowledge of the Company, threatened with respect to any Plan (other than claims for benefits in the ordinary course) and no fact or event exists that could give rise to any such Action.

(d) Each Plan that is intended to be qualified under Section 401(a) of the Code or Section 401(k) of the Code has timely received a favorable determination letter from the IRS covering all of the provisions applicable to the Plan for which determination letters are currently available that the Plan is so qualified and each trust established in connection with any Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt, and no fact or event has occurred since the date of such determination letter or letters from the IRS to adversely affect the qualified status of any such Plan or the exempt status of any such trust.

(e) There has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan. Neither the Company nor any Subsidiary has incurred any liability under, arising out of or by operation of Title IV of ERISA (other than liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), including, without limitation, any liability in connection with (i) the termination or reorganization of any employee benefit plan subject to Title IV of ERISA, or (ii) the withdrawal from any Multiemployer Plan or Multiple Employer Plan, and no fact or event exists which could give rise to any such liability. Neither the Company nor any Subsidiary has incurred any liability for any penalty or tax arising under Section 4971, 4972, 4980, 4980B or 6652 of the Code or any liability under Section 502 of ERISA, and no fact or event exists that could give rise to any such liability. No complete or partial termination has occurred within the five-years preceding the Effective Date with respect to any Plan. None of the assets of the Company or any Subsidiary is the subject of any lien arising under Section 302(f) of ERISA or Section 412(n) of the Code. Neither the Company nor any Subsidiary has been required to post any security under Section 307 of ERISA or Section 401(a)(29) of the Code. No fact or event exists that could give rise to such lien or requirement to post any such security.

(f) All contributions, premiums or payments required to be made with respect to any Plan have been made on or before their due dates. All such contributions have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any Governmental Authority and no fact or event exists which could give rise to any such challenge or disallowance.

(g) Except as set forth in Section 5.10(g) of the Disclosure Schedule, all directors, officers, management employees, and technical and professional employees of the Company and the Subsidiaries are under written obligation to the Company and the Subsidiaries to maintain in confidence all confidential or proprietary information acquired by them in the course of their employment.

(h) In addition to the foregoing, with respect to each Plan that is not subject to United States law (a “Non-U.S. Benefit Plan”):

(i) all employer and employee contributions to each Non-U.S. Benefit Plan required by law or by the terms of such Non-U.S. Benefit Plan have been made, or, if applicable, accrued in accordance with normal accounting practices, and a pro rata contribution for the period prior to and including the Effective Date has been made or accrued;

(ii) the fair market value of the assets of each funded Non-U.S. Benefit Plan, the liability of each insurer for any Non-U.S. Benefit Plan funded through insurance or the book reserve established for any Non-U.S. Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the benefits determined on any ongoing basis (actual or contingent) accrued to the Effective Date with respect to all current and former participants under such Non-U.S. Benefit Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Non-U.S. Benefit Plan, and no Transaction shall cause such assets or insurance obligations to be less than such benefit obligations; and

(iii) each Non-U.S. Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. Each Non-U.S. Benefit Plan has been operated in full compliance with all applicable non-United States laws.

(i) The consummation of the Transactions will not, either alone or in combination with another event, (i) entitle any current or former employee, officer or director of the Company or any Subsidiary to severance pay, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation (in cash or otherwise) due any such employee, officer or director

(except as required under Code Section 411(d)(3)). Without regard to any determination made under Section 280G(b)(4), no payment or benefit (whether under a Plan, a contract, agreement, arrangement or otherwise), which will or may be made by the Company, any Subsidiary or any of their respective Affiliates with respect to any current, former or retired employee, officer or director of the Company or any Subsidiary, will be characterized as an “excess parachute payment” within the meaning of Section 280G(b)(2).

SECTION 5.11 Labor and Employment Matters. (a) (i) There are no material controversies pending or, to the knowledge of the Company, threatened between the Company or any Subsidiary and any of their respective employees; (ii) neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to Persons employed by the Company or any Subsidiary, nor, to the knowledge of the Company, are there any activities or proceedings of any labor union to organize any such employees; (iii) neither the Company nor any Subsidiary has, in any material respect, breached or otherwise failed to comply with any provision of any such agreement or contract, and there are no grievances outstanding against the Company or any Subsidiary under any such agreement or contract; (iv) there are no material unfair labor practice complaints pending against the Company or any Subsidiary before the National Labor Relations Board or any current union representation questions involving employees of the Company or any Subsidiary; and (v) there is no strike, slowdown, work stoppage or lockout, or, to the knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any Subsidiary.

(b) The Company and the Subsidiaries are in compliance with all applicable Laws relating to the employment of labor, including those related to wages, hours, immigration, work permits and naturalization, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate Governmental Authority in all material respects, and have withheld and paid to the appropriate Governmental Authority or are holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of the Company or any Subsidiary and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing. The Company and the Subsidiaries have paid in full to all employees or adequately accrued for in accordance with GAAP consistently applied all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees and there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or threatened before any Governmental Authority with respect to any Persons currently or formerly employed by the Company or any Subsidiary. Neither the Company nor any Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices. There is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or is now pending or threatened with respect to the Company. There is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or, to the Company’s knowledge, threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Authority in any jurisdiction in which the Company or any Subsidiary has employed or employ any Person.

(c) The Company’s Annual Report on Form 10-K/A filed April 29, 2008 and Definitive Proxy Statement on Schedule 14A filed April 17, 2007 contains, with respect to the named executive officers therein and the Company’s directors (to the extent applicable), with respect to the prior fiscal year, the annual salary, bonuses, deferred or contingent compensation, perquisites, “golden parachute” and other like benefits paid or payable (in cash or otherwise) for 2007 and 2006, respectively, and the date of employment and job position of such named executive officers, all to the extent required under applicable SEC rules and regulations.

SECTION 5.12 Offer Documents; Proxy Statement and Registration Statement. (a) The Exchange Offer Documents (assuming any changes requested by the Company so that the Exchange Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, have been accepted for inclusion in the Exchange Offer Documents) and the information supplied by the Company for inclusion in the Tender Offer Documents shall not, at the times the Offer Documents or any amendments or supplements thereto are first published, sent or given to the holders of the 12% Senior Notes or the holders of the Remaining Shares of the Preferred Stock, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The Proxy Statement to be sent to the holders of Common Stock of the Company in connection with the Common Stockholders Meeting, shall, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Company, at the time of the Common Stockholders Meeting and at the Closing Date, not contain any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Common Stockholders Meeting which shall have become false or misleading in any material respect. The Proxy Statement shall comply in all material respects as to form with the requirements of the Exchange Act. The consent solicitation documents to be sent to the holders of the Preferred Stock, at the request of Purchaser pursuant to Section 7.02(b) hereof, in connection with the Preferred Stockholder Consents (the “Stockholder Consent Materials”), shall, at the date such documents (or any amendment or supplement thereto) are first mailed to the holders of the Preferred Stock, and at the Closing Date, not contain any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of the Preferred Stockholder Consents which shall have become false or misleading in any material respect.

(c) To the extent applicable, the Registration Statement (as defined below), at the date such document (or any amendment or supplement thereto) is first filed with the SEC, and at the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

SECTION 5.13 Real Property; Title to Assets. (a) Section 5.13(a) of the Disclosure Schedule lists each parcel of real property (except Oil and Gas Interests) currently owned by the Company or any Subsidiary. Each parcel of real property (except Oil and Gas Interests) owned by the Company or any Subsidiary, except as set forth on Section 5.13(a) of the Disclosure Schedule, (i) is owned free and clear of all mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind, including, without limitation, any easement, right of way or other encumbrance to title, or any option, right of first refusal, or right of first offer (collectively, “Liens”), other than (A) Liens for current Taxes and assessments not yet past due, (B) inchoate mechanics’ and materialmen’s Liens for construction in progress, (C) workmen’s, repairmen’s, warehousemen’s and carriers’ Liens arising in the ordinary course of business of the Company or such Subsidiary consistent with past practice, and (D) all matters of record, Liens and other imperfections of title and encumbrances that, would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Permitted Liens”), and (ii) is neither subject to any governmental decree or order to be sold nor is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the knowledge of the Company, has any such condemnation, expropriation or taking been proposed.

(b) Section 5.13(b) of the Disclosure Schedule lists each material parcel of real property (except Oil and Gas Interests) currently leased or subleased by the Company or any Subsidiary, with the name of the lessor and the date of the lease, sublease, assignment of the lease, any guaranty given or leasing commissions payable by the Company or any Subsidiary in connection therewith and each amendment to any of the foregoing (collectively, the “Lease Documents”). True, correct and complete copies of all Lease Documents have been delivered to Purchaser. All such current leases and subleases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or event which, with notice or lapse of time, or both, would constitute a material default) by the Company or any Subsidiary or, to the Company’s knowledge, by the other party to such lease or sublease, or Person in the chain of title to such leased premises.

(c) Except as set forth on Sections 5.13(a) and 5.13(b) of the Disclosure Schedule, neither the Company nor any Subsidiary has leased any parcel or any portion of any parcel of real property owned by the Company or any Subsidiary or subleased any portion of any real property leased or subleased by the Company or any Subsidiary to any other Person and no other Person has any rights to the use, occupancy or enjoyment thereof pursuant to any lease, sublease, license, occupancy or other agreement to which the Company or any Subsidiary is a party, nor has the Company or any Subsidiary assigned its interest under any lease listed on Section 5.13(b) of the Disclosure Schedule to any third party.

(d) Each parcel of real property owned or leased by the Company or any Subsidiary currently has access to public roads or valid easements over private streets or private property for such ingress to and egress from such parcel in each case as is necessary for the conduct of the business of the Company or such Subsidiary as it has heretofore been conducted and as presently planned to be conducted by the Company and any Subsidiary in the future.

(e) There are no contractual or legal restrictions that preclude or restrict the ability to use any material real property (except Oil and Gas Interests) owned or leased by the Company or any Subsidiary for the purposes for which it is currently being used. There are no material latent defects or material adverse physical conditions affecting the real property (except Oil and Gas Interests), and improvements thereon, owned or leased by the Company or any Subsidiary other than those that would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay the Company or any Subsidiary from performing its obligations under this Agreement and would not, individually or in the aggregate have a Material Adverse Effect.

(f) Each of the Company and the Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold or subleasehold interests in, all of its material properties and assets, tangible and intangible, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except as set forth in Section 5.13(a) or (b) of the Disclosure Schedule and except for such imperfections of title, if any, that do not materially interfere with the present value of the subject property.

SECTION 5.14 Intellectual Property. (a) (i) The conduct of the business of the Company and the Subsidiaries as currently conducted and as currently contemplated to be conducted and the use of the Company Owned Intellectual Property and the Company Licensed Intellectual Property in connection therewith do not conflict with, infringe upon, misappropriate or otherwise violate the Intellectual Property rights of any third party in any material respect, and no claim has been asserted to the Company or any Subsidiary that the conduct of the business of the Company and the Subsidiaries as currently conducted or as currently contemplated to be conducted conflicts with, infringes upon or may infringe upon, misappropriates or otherwise violates the Intellectual Property rights of any third party; (ii) with respect to each item of Company Owned Intellectual Property, the Company or a Subsidiary is the exclusive owner of the entire unencumbered right, title and interest in and to such Company Owned Intellectual Property and is entitled to use such Company Owned Intellectual Property in the continued operation of its respective business without limitation in any material respect; (iii) with respect to each item of Company Licensed Intellectual Property, the Company or a Subsidiary has the valid right to use such Company Licensed Intellectual Property in the continued operation of its respective business in accordance with the terms of the license agreement governing such Company Licensed Intellectual Property; (iv) to the knowledge of the Company, the Company Owned Intellectual Property is valid and enforceable, and has not been adjudged invalid or unenforceable in whole or in part; (v) to the knowledge of the Company, no Person is engaging in any activity that infringes upon or misappropriates the Company Owned Intellectual Property; (vi) to the knowledge of the Company, each license of the Company Licensed Intellectual Property is valid and enforceable (except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity), is binding on all parties to such license, and is in full force and effect; (vii) to the knowledge of the Company, no party to any license of the Company Licensed Intellectual Property is in breach thereof or default thereunder; and (viii) neither the execution of this Agreement nor the consummation of the Transactions shall adversely affect any of the rights of the Company or any Subsidiary with respect to the Company Owned Intellectual Property or the Company Licensed Intellectual Property in any material respect.

(b) The Company and the Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of their trade secrets and other confidential Intellectual Property and the validity of their other Intellectual Property.

SECTION 5.15 Taxes. The Company and the Subsidiaries have filed all United States federal, state, local and non-United States Tax returns and reports required to be filed by them and have paid and discharged all Taxes required to be paid or discharged, other than such payments as are being contested in good faith by appropriate proceedings. All such Tax returns are true, accurate and complete in all material respects. Neither the IRS nor any other United States or non-United States taxing authority or agency is now asserting or, to the knowledge of the Company, threatening to assert against the Company or any Subsidiary any deficiency or claim for any Taxes or interest thereon or penalties in connection therewith. Neither the Company nor any Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. The accruals and reserves for Taxes reflected in the Balance Sheet are adequate to cover all Taxes accruable through such date (including interest and penalties, if any, thereon) in accordance with GAAP. There are no material Tax liens upon any property or assets of the Company or any of the Subsidiaries except liens for current Taxes not yet due. Neither the Company nor any of the Subsidiaries has been required to include in income any adjustment pursuant to Section 481 of the Code (or any corresponding or similar provision of state, local or non-United States Tax law) by reason of a voluntary change in accounting method initiated by the Company or any of the Subsidiaries, and neither the IRS nor any other United States or non-United States taxing authority or agency has given a written or formal oral notice of the initiation or proposal of any such adjustment or change in accounting method. Except as set forth in the financial statements described in Section 5.07, neither the Company nor any of the Subsidiaries has entered into a transaction which is being accounted for under the installment method of Section 453 of the Code (or any corresponding or similar provision of state, local or non-United States Tax law), which would, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay the Company from performing its obligations under this Agreement. There is not outstanding any claim by a taxing authority or agency in a jurisdiction where the Company or a Subsidiary does not file Tax returns that the Company or a Subsidiary is or may be subject to Tax in that jurisdiction.

SECTION 5.16 Environmental Matters. Except as described in Section 5.16 of the Disclosure Schedule, (a) both the Company and its Subsidiaries are in compliance with and for the past four years, have been in compliance with all applicable Environmental Law and Environmental Permits in all material respects; (b) all past non-compliance with Environmental Laws or Environmental Permits has been resolved without any material pending, on-going or future obligation, cost or liability; (c) none of the properties currently or formerly owned, leased or operated by the Company or any Subsidiary (including, without limitation, soils and surface and ground waters) are contaminated with any Hazardous Substance or otherwise in material violation of Environmental Law; (d) none of the Company or any of the Subsidiaries is actually or allegedly liable for any off-site contamination by Hazardous Substances; (e) none of the Company or any of the Subsidiaries is actually or allegedly liable under any Environmental Law (including, without limitation, pending or threatened liens); (f) each of the Company and each Subsidiary has all material Environmental Permits; (g) each of the Company and each Subsidiary is in compliance with its Environmental Permits in all material respects; (h) to the knowledge of the Company, neither the execution of this Agreement nor the consummation of the Transactions will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Authorities or third parties, pursuant to any applicable Environmental Law or Environmental Permit; (i) there are no underground storage tanks in which Hazardous Substances are being or have been treated, stored or disposed on any of the Oil and Gas Interests or, to its knowledge, on any property formerly owned, leased, used or occupied by the Company or any of its Subsidiaries; (j) none of the Company or any of its Subsidiaries are conducting, and have not undertaken or completed, any Remedial Action relating to any Release or threatened Release of Hazardous Substances at any location, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law or Environmental Permit; (k) there are no material Environmental Claims pending or, to the knowledge of the Company, threatened against the Company, its Subsidiaries, or the Oil and Gas Interests, and to its knowledge, there are no circumstances that can reasonably be expected to form the basis of any such Environmental Claim; and (l) the Company has provided Purchaser with copies of (i) any material environmental assessment or audit reports or other similar studies or analyses relating to the Oil and Gas Interests, the Company or any Subsidiary prepared within the last three years and (ii) all insurance policies issued at any time that may provide coverage to the Company or any Subsidiary for environmental matters.

SECTION 5.17 Material Contracts. (a) Section 5.17(a) of the Disclosure Schedule lists the following types of contracts and agreements to which the Company or any Subsidiary is a party (such contracts and agreements as are required to be set forth in Section 5.17(a) of the Disclosure Schedule being the “Material Contracts”):

(i) each “material contract” (as such term is defined in Item 610(b)(10) of Regulation S-K of the SEC) with respect to the Company and its Subsidiaries;

(ii) each material Hydrocarbon Contract;

(iii) each material license and permit required under applicable Law in connection with the conduct of oil and gas exploration and production by the Company and the Subsidiaries;

(iv) each material Software license relating to primary geological and financial processes to which the Company or any Subsidiary is subject;

(v) each contract and agreement, whether or not made in the ordinary course of business, that contemplates an exchange of consideration with a value of more than US$200,000, in the aggregate, over the term of such contract or agreement;

(vi) all contracts and agreements evidencing indebtedness in excess of US$200,000;

(vii) all joint venture, partnership, strategic alliance and business acquisition or divestiture agreements (and all letters of intent, term sheets and draft agreements relating to any such pending transactions);

(viii) all agreements relating to issuances of securities of the Company or any Subsidiary (and all letters of intent, term sheets and draft agreements relating to any such pending transactions);

(ix) all framework agreements to which the Company or any Subsidiary is a party relating to purchases of goods or services from the Company or any Subsidiary;

(x) all exclusive distribution contracts to which the Company or any Subsidiary is a party;

(xi) all leases of real property leased for the use or benefit of the Company or any Subsidiary requiring rental payments in excess of US$200,000 over the period of the lease;

(xii) all contracts relating in whole or in part to Intellectual Property pursuant to which the Company or any Subsidiary obtains from any third party any material Intellectual Property rights or the right to manufacture, distribute or sell any product of the Company or such third party;

(xiii) all contracts relating in whole or in part to Intellectual Property pursuant to which the Company or any Subsidiary grants to any third party any material Intellectual Property rights or the right to manufacture, distribute or sell any product of the Company or such third party;

(xiv) all management contracts (excluding contracts for employment) and contracts with other consultants, including any contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of the Company or any Subsidiary or income or revenues related to any product of the Company or any Subsidiary to which the Company or any Subsidiary is a party;

(xv) all contracts and agreements with any Governmental Authority to which the Company or any Subsidiary is a party;

(xvi) all contracts and agreements that limit, or purport to limit, the ability of the Company or any Subsidiary to compete in any line of business or with any Person or entity or in any geographic area or during any period of time;

(xvi) all contracts and agreements providing for benefits under any Plan;

(xviii) all material contracts or arrangements that result in any Person or entity holding a power of attorney from the Company or any Subsidiary that relates to the Company, any Subsidiary or their respective businesses;

(xix) all agreements related to professional services rendered to the Company or any Subsidiary in connection with the Transactions;

(xx) all contracts for employment required to be listed in Section 5.10 of the Disclosure Schedule; and

(xxi) all other contracts and agreements, whether or not made in the ordinary course of business, which are material to the Company, any Subsidiary or the conduct of their businesses.

(b) Except as set forth in Section 5.17(b) of the Disclosure Schedule, (i) each Material Contract is a legal, valid and binding agreement, (ii) none of the Company or any Subsidiary has received any claim of default under or cancellation of any Material Contract and none of the Company or any Subsidiary is in material breach or violation of, or material default under, any Material Contract; (iii) to the Company’s knowledge, no other party is in breach or violation of, or default under, any Material Contract; and (iv) neither the execution of this Agreement nor the consummation of any Transaction shall constitute a default under, give rise to cancellation rights under, or otherwise adversely affect any of the rights of the Company or any Subsidiary under any Material Contract. The Company has furnished or made available to Purchaser true and complete copies of all Material Contracts, including any amendments thereto.

(c) Neither the Company nor any Subsidiary is a party to or bound by any agreement or other arrangement that limits or otherwise restricts the Company or any Subsidiary or any successor thereto, or that would, after the Swap Closing, to the knowledge of the Company, materially limit or restrict the Company, Purchaser or any of their subsidiaries or any successor thereto, from engaging or competing in its business in any geographic area.

SECTION 5.18 Insurance. (a) Section 5.18(a) of the Disclosure Schedule sets forth, with respect to each insurance policy under which the Company or any Subsidiary has been an insured, a named insured or otherwise the principal beneficiary of coverage at any time within the past three years, (i) the names of the insurer, the principal insured and each named insured, (ii) the policy number, (iii) the period, scope and amount of coverage and (iv) the premium charged. The Company and the Subsidiaries are in compliance with all mandatory insurance requirements in each jurisdiction that the Company or any Subsidiary has business operations.

(b) With respect to each such insurance policy: (i) the policy is legal, valid, binding and enforceable (except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity) in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect; (ii) neither the Company nor any Subsidiary is in material breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or material modification, under the policy; and (iii) to the knowledge of the Company, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation.

(c) At no time subsequent to December 31, 2004 has the Company or any Subsidiary (i) been denied any insurance or indemnity bond coverage which it has requested, (ii) made any material reduction in the scope or amount of its insurance coverage, or (iii) received notice from any of its insurance carriers that any insurance premiums will be subject to increase in an amount materially disproportionate to the amount of the increases with respect thereto (or with respect to similar insurance) in prior years or that any insurance coverage listed in Section 5.18(a) of the Disclosure Schedule will not be available in the future substantially on the same terms as are now in effect.

SECTION 5.19 Certain Business Practices. None of the Company, any Subsidiary, or any of the respective directors, officers or employees, or to the knowledge of the Company, its or any Subsidiary’s agents, advisors or representatives (such directors, officers, employees, agents, advisors and representatives, collectively, “Representatives”), thereof has offered or given anything of value to: (a) any foreign official, any foreign political party or official thereof or any candidate for political office; or (b) any Person, while knowing that all or a portion of such thing of value will be offered, given, or promised, directly or indirectly, to any foreign official, to any foreign political party or official thereof, or to any candidate for foreign political office for the purpose of the following: (i) influencing any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity, inducing such foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate, or securing any improper advantage or (ii) inducing such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist the Company, any Subsidiary, or any of their Representatives, in obtaining or retaining business for or with, or directing business to, any Person, or has taken any step that has violated or could violate the United States Foreign Corrupt Practices Act (the “FCPA”) or any other applicable Law involving improper payments including, but not limited to, the Laws of the Republic of Kazakhstan and the Russian Federation (together with the FCPA, “Improper Payment Laws”). None of the Company or any Subsidiary, or, to the knowledge of the Company, any of their Representatives has received notice from, or otherwise been in contact with, the SEC or any other Governmental Authority with respect to any violation or alleged violation (whether by such Person or by a third party) of any Improper Payment Law.

SECTION 5.20 Interested Party Transactions. Except as disclosed in Section 5.20 of the Disclosure Schedule, no director or officer of the Company or any Subsidiary has or has had, directly or indirectly, (a) an economic interest in any Person that has furnished or sold, or furnishes or sells, services or products that the Company or any Subsidiary furnishes or sells, or proposes to furnish or sell; (b) an economic interest in any Person that purchases from or sells or furnishes to, the Company or any Subsidiary, any goods or services; (c) a beneficial interest in any contract or agreement disclosed in Sections 5.17 of the Disclosure Schedule or (d) any contractual or other arrangement with the Company or any Subsidiary; provided, however, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an “economic interest in any Person” for purposes of this Section 5.20. The Company and the Subsidiaries have not, since December 31, 2007, (a) extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company or (b) materially modified any term of any such extension or maintenance of credit.

SECTION 5.21 Reserve Reports. Except as disclosed in Section 5.21 of the Disclosure Schedule, all information (excluding estimates but including the statement of the percentage of reserves from the oil and gas wells and other interests evaluated therein to which the Company or the Subsidiaries are entitled and the percentage of the costs and expenses related to such wells or interests to be borne by the Company or the Subsidiaries) that was material to the Company’s estimates of proved oil and gas reserves attributable to the Oil and Gas Interests of the Company in connection with the preparation of the proved oil and gas reserve reports concerning the Oil and Gas Interests of the Company and the Subsidiaries and prepared by the Company, including, without limitation, the reserve reports provided in the Data Room and the government reserve reports filed in Kazakhstan (the “Company Reserve Reports”) was (at the time included or as modified or amended prior to the issuance of the Company Reserve Reports), true and accurate in all material respects (or, in the case of projected revenues, expenses and abandonment costs, to the knowledge of the Company, true and accurate in all material respects) and the Company has no knowledge of any material errors in such information. Except as disclosed in Section 5.21 of the Disclosure Schedule, there has been no change in respect of the matters addressed in the Company Reserve Reports that would have a Material Adverse Effect. Except as disclosed in Section 5.21 of the Disclosure Schedule, the Company is not aware of any material assumption set forth in any Company Reserve Reports not being reasonable and based on a good faith judgment in all respects.

SECTION 5.22 Hedging. There exist no outstanding Hydrocarbon and financial Hedging positions entered into by the Company or any Subsidiary as of the Effective Date.

SECTION 5.23 Assets. (a) All major items of operating equipment owned or leased by the Company or any Subsidiary (i) are in reasonably operable condition, taken as a whole and (ii), taken as a whole, are adequate, together with all other properties of the Company and the Subsidiaries, to comply in all material respects with the requirements of all applicable contracts, including sales contracts, and the conduct of the business of the Company and Subsidiaries.

(b) The Company has good and marketable title for oil and gas purposes to all of the Oil and Gas Interests, and to all other properties, interests in properties and assets, real and personal, free and clear of any Lien, except: (i) Liens reflected in the Balance Sheet; and (ii) Permitted Liens.

(c) The Company has not received any material advance, take-or-pay or other similar payments that entitle purchasers of production to receive deliveries of Hydrocarbons after the Effective Date without paying therefor, and on a net, company wide basis, the Company is neither underproduced or overproduced, in either case to any material extent, under gas balancing or similar arrangements, except for the contracts and agreements provided in Section 5.23(c) of the Disclosure Schedule.

SECTION 5.24 Oil and Gas Operations. (a) All wells included in the Oil and Gas Interests have been drilled, and if completed, completed, operated and produced in accordance with prudent oil and gas field practices applicable to the geographical area where located and in compliance in all material respects with applicable Oil and Gas Interests and Hydrocarbon Contracts and applicable Laws governing such wells in the Republic of Kazakhstan and the Russian Federation.

(b) The Oil and Gas Interests entitle the Company and the Subsidiaries (individually or collectively) to receive not less than the undivided net revenue interest set forth (or derived from) the Company Reserve Report of all Hydrocarbons produced, saved or sold from or attributable to such Oil and Gas Interests, and the portion of the costs and expenses of operation and development of such Oil and Gas Interest through plugging, abandonment and salvage of such Oil and Gas Interest, that is borne or is to be borne by the Company or any Subsidiary (individually or collectively) is not greater than the undivided working interest set forth in (or derived from) the Company Reserve Report.

(c) Sales of all Hydrocarbons produced from the Oil and Gas Interests have been made in the ordinary course of business on an arms-length basis.

(d) Proceeds from the sale of Hydrocarbons produced from the Oil and Gas Interests are being received by the Company and the Subsidiaries in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business).

(e) Except as disclosed in Section 5.24(e) of the Disclosure Schedule, the Company and the Subsidiaries have properly and timely paid all Taxes, royalties, overriding royalties, rentals and other burdens on production due by any of them with respect to the Oil and Gas Interests.

(f) Except as arising under Article 71 of the Subsoil Use Law, none of the Oil and Gas Interests are subject to any preferential purchase or similar rights which may become operative as a result of the Transactions.

(g) The Company and the Subsidiaries are, in all respects, in compliance with all licenses, permits and production contracts in connection with the oil and gas exploration and production operations of the Company and the Subsidiaries, including, without limitation, (i) the License 1557 issued by the government of the Republic of Kazakhstan to Caspi Neft TME LLP on April 29, 1999; (ii) the Exploration Contract by and between Caspi Neft TME LLP and Republic of Kazakhstan Agency on Investments, dated March 7, 2000 and (iii) Production Contract by and between Caspi Neft TME LLP and MEMR, dated December 29, 2006, and no events, condition or changes have occurred that may give any Government Authority any right to rescind, withdraw, cancel or modify, in a manner adverse to the Company and the Subsidiaries, any such license and contracts.

SECTION 5.25 S-3 Registration Statements. The Company has filed with the SEC registration statements on Form S-3 (“S-3 Registration Statements”) relating to the offer and sale of all issued and outstanding shares of Preferred Stock. The S-3 Registration Statements with respect to the Senior Preferred Stock has been declared effective by the SEC. The failure by the Company to have an effective S-3 Registration Statement with respect to the Junior Preferred Stock will not impede, prevent, impair or otherwise adversely impact the holders of the Junior Preferred Stock from selling or otherwise transferring their shares of Junior Preferred Stock to Purchaser pursuant to the Junior Preferred Stock Purchase Agreement or the Tender Offer, as the case may be, assuming that Purchaser’s representations and warranties in Section 6.07 are true, correct and complete. The shares of Junior Preferred Stock are “restricted securities” under Rule 144(a)(3) under the Securities Act and any offer or sale of the Junior Preferred Stock may not be made other than pursuant to an effective registration statement or pursuant to an available exemption from registration.

SECTION 5.26 Additional Returns. Exhibit 1.01 sets forth a true and complete list of all Persons that are entitled to receive additional returns from the Company pursuant to the Additional Return Agreements.

SECTION 5.27 Company Action. The Board, at a meeting duly called and held on June 10, 2008, has unanimously (i) determined that the Transaction Agreements to which the Company or any Subsidiary is a party and the Transactions applicable to the Company or any Subsidiary are in the best interests of the Company and the Subsidiaries, (ii) approved, adopted and declared advisable the Transaction Agreements to which the Company or any Subsidiary is a party and the Transactions applicable to the Company or any Subsidiary, including the amendments set forth in the Amendment to the Certificate of Incorporation, the Amended and Restated By-laws, the Amendment to the Certificate of Designations of the Senior Preferred Stock and the Amendment to the Certificate of Designations of the Junior Preferred Stock (such approval and adoption having been made in accordance with the DGCL, subject to any additional Board approvals as may be necessary in connection with Section 7.13 to approve and adopt, if applicable, the final form of Certificate of Designations of Series B-1 Preferred Stock and the Certificate of Designations of Series B-2 Preferred Stock ), (iii) approved Purchaser and its “affiliates” and “associates” (each as defined in Section 203 of the DGCL) becoming “interested shareholders” within the meaning of Section 203 of the DGCL, (iv) resolved to recommend to the holders of the Remaining Shares of the Preferred Stock that they accept the Tender Offer and tender their shares pursuant to the Tender Offer, (v) resolved to recommend to the holders of the 12% Senior Notes that they accept the Exchange Offer and tender their notes pursuant to the Exchange Offer, and (vi) resolved to recommend to the stockholders of the Company to approve and adopt the Transaction Agreements to which the Company or any Subsidiary is a party and the Transactions applicable to the Company or any Subsidiary, including the amendments set forth in the Amendment to the Certificate of Incorporation, the Amended and Restated By-laws, the Amendment to the Certificate of Designations of the Senior Preferred Stock and the Amendment to the Certificate of Designations of the Junior Preferred Stock.

SECTION 5.28 Brokers. Other than Jefferies, Randall & Dewey, a division of Jefferies & Company, Inc. and as otherwise expressly provided in this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PURCHASER

As an inducement to the Company to enter into this Agreement, Purchaser hereby, represents and warrants to the Company that:

SECTION 6.01 Corporate Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent Purchaser from performing its obligations under the Transaction Agreements.

SECTION 6.02 Authority Relative to the Transaction Agreements. Purchaser has all necessary corporate power and authority to execute and deliver each of the Transaction Agreements, to perform its obligations thereunder and to consummate the Transactions except for the Purchaser Shareholders Approval. The execution and delivery of the Transaction Agreements by Purchaser and the consummation by Purchaser of the Transactions have been duly and validly authorized by all necessary corporate action on the part of Purchaser, and no other corporate proceedings on the part Purchaser are necessary to authorize any of the Transaction Agreements or to consummate the Transactions except for the Purchaser Shareholders Approval. The Transaction Agreements have been duly and validly executed and delivered by Purchaser and, assuming due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

SECTION 6.03 No Conflict; Required Filings and Consents. (a) The execution and delivery of the Transaction Agreements by Purchaser do not, and the performance of the Transaction Agreements by Purchaser will not, and the consummation of the Transactions by Purchaser will not, (i) assuming the Purchaser Shareholders Approval has been obtained, conflict with or violate the Memorandum of Association and By-laws of Purchaser, (ii) assuming that all consents, approvals and other authorizations described in Section 6.03(b) have been obtained, that all filings and other actions described in Section 6.03(b) have been made or taken, and that the Purchaser Shareholders Approval has been obtained, conflict with or violate, in any material respect, any Law applicable to Purchaser or by which any property or asset of Purchaser is bound or affected, or (iii) result in any material breach of, or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any material property or asset of Purchaser pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Purchaser is a party or by which Purchaser or any property or asset of Purchaser is bound or affected.

(b) The execution and delivery of the Transaction Agreements by Purchaser do not, and the performance of the Transaction Agreements by Purchaser will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for (i) the requirements of Exon-Florio Provisions, to the extent applicable, (ii) the requirements of applicable Securities Laws, (iii) the requirements of applicable Anti-trust Laws, (iv) the filing and recordation of appropriate documents as required by the DGCL, (v) the Article 71 Waiver, (vi) the Exchange Approvals and (vii) as would not prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay Purchaser from performing its obligations under this Agreement.

SECTION 6.04 Financing. Purchaser has sufficient funds to consummate the Transactions, including, without limitation, payment for acquiring the Junior Preferred Stock owned by the Key Junior Preferred Stockholders, and payment of the Tender Offer Price, the 12% Senior Notes Cash Payments, the First Tranche Price, the Second Tranche Price and the Additional Returns.

SECTION 6.05 Offer Documents; Proxy Statement. The Tender Offer Documents and the information supplied by Purchaser for inclusion in the Exchange Offer Documents, shall not, at the time the Offer Documents are first published, sent or given to the holders of the Preferred Stock or the holders of the 12% Senior Notes, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The information supplied by Purchaser for inclusion in the Proxy Statement shall not, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to holders of Common Stock of the Company or at the time of the Common Stockholders Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Common Stockholders Meeting which shall have become false or misleading. Notwithstanding the foregoing, Purchaser makes no representation or warranty with respect to any information supplied by the Company or any of its representatives for inclusion in any of the foregoing documents or the Offer Documents. The Tender Offer Documents shall comply in all material respects as to form with the applicable requirements of the Exchange Act.

SECTION 6.06 Brokers. No broker, finder or investment banker (other than Citigroup Global Markets Inc.) is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Purchaser.

SECTION 6.07 Investment Status. Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act:

(a) Purchaser has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the New Preferred Stock, the Common Stock and the Warrants which it is acquiring hereunder; and

(b) Purchaser is acquiring the New Preferred Stock, the Common Stock and the Warrants solely for its beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of such New Preferred Stock, Common Stock or Warrants in violation of applicable U.S. securities laws.

ARTICLE VII

ADDITIONAL AGREEMENTS

SECTION 7.01 Conduct of Business. The Company agrees that, between the Effective Date and the Closing Date, unless Purchaser shall otherwise agree in writing (or unless the Company has provided written notice of such desired action and Purchaser shall not have objected within five (5) Business Days of receipt thereof), the businesses of the Company and the Subsidiaries shall be conducted only in, and the Company and the Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and the Company shall use its reasonable best efforts to preserve substantially intact the business organization of the Company and the Subsidiaries, to keep available the services of the current officers, employees and consultants of the Company and the Subsidiaries and to preserve the current relationships of the Company and the Subsidiaries with customers, suppliers and other Persons with which the Company or any Subsidiary has significant business relations. By way of amplification and not limitation, except as expressly contemplated by the Transaction Agreements and Exhibit 7.01 attached hereto, neither the Company nor any Subsidiary shall, between the Effective Date and the Closing Date, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Purchaser (or unless the Company has provided written notice of such desired action and Purchaser shall not have objected within five (5) Business Days of receipt thereof):

(a) amend or otherwise change its Certificate of Incorporation or By-laws or equivalent organizational documents;

(b) issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of any class of capital stock of the Company or any Subsidiary, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company or any Subsidiary (except for (x) shares of Common Stock issuable upon conversion of the Preferred Stock and (y) shares of Common Stock issuable pursuant to the Existing Warrants and the Company Stock Plans outstanding on the Effective Date) or (ii) any assets of the Company or any Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

(c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock except for dividends by any direct or indirect wholly owned Subsidiary to the Company or any other Subsidiary;

(d) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock;

(e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any material amount of assets; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or make any loans or advances, or grant any security interest in any of its assets except in the ordinary course of business and consistent with past practice; (iii) authorize, or make any commitment with respect to, any single capital expenditure which is in excess of US$200,000 or capital expenditures which are, in the aggregate, in excess of US$2,000,000 for the Company and the Subsidiaries taken as a whole; or (v) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter set forth in this Section 7.01(e);

(f) hire additional employees or increase the compensation payable or to become payable or the benefits provided to its directors, officers or employees, except for increases in the ordinary course of business and consistent with past practice in salaries, wages, bonuses, incentives or benefits of employees of the Company or any Subsidiary who are not directors or officers of the Company or any Subsidiary, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or of any Subsidiary (except as provided in Section 7.19), or establish, adopt, enter into, accelerate the vesting of or amend any collective bargaining, bonus, profit-sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except that the Company may take actions to maintain the Company’s officers’ and directors’ liability insurance policies, in effect on the Effective Date (the “D&O Insurance”), for a period of not less than six years after the Swap Closing, but only to the extent related to actions or omissions prior to the Swap Closing; provided, however, that the Company may substitute therefor policies of at least the same coverage and amounts containing terms no less advantageous to such former directors or officers which shall not result in gaps or lapses of coverage with respect to matters occurring prior to the Swap Closing; provided, further, that in no event may the Company expend more than an amount per year equal to 150% (the “Maximum Amount”) of the current annual premiums paid by the Company for such insurance to maintain or procure insurance coverage pursuant hereto, and if the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, the Company may procure and maintain for such six-year period as much coverage as reasonably practicable for the Maximum Amount; provided, further, that the Company shall have the right to cause coverage to be extended under the D&O Insurance by obtaining a six-year “tail” policy on terms and conditions no less advantageous than the Company’s existing D&O Insurance, and such “tail” policy shall satisfy the foregoing provisions;

(g) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures;

(h) make any tax election or settle or compromise any United States federal, state, local or non-United States income tax liability;

(i) amend, terminate, cancel or compromise any material claims of the Company or any Subsidiary or waive any other rights of substantial value to the Company or any Subsidiary;

(j) amend, modify or consent to the termination of any Material Contract, or amend, waive, modify or consent to the termination of any rights of the Company or any Subsidiary thereunder;

(k) commence or settle any material Action;

(l) enter into any agreement, arrangement or transaction with any of its directors, officers, employees or stockholders (or with any relative, beneficiary, spouse or Affiliate of such Persons);

(m) fail to make in a timely manner any filings with the SEC required under the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder; or

(n) announce an intention, enter into any formal or informal agreement or otherwise make a commitment, to do any of the foregoing.

SECTION 7.02 Common Stockholders Meeting and Written Consent of Preferred Stockholders. (a) Notwithstanding any Change in the Company Recommendation, the Company, acting through the Board, shall, in accordance with applicable Law and the Company’s Certificate of Incorporation and By-laws, duly call, give notice of, convene and hold an annual or special meeting of the holders of Common Stock as soon as practicable following the Effective Date (the “Common Stockholders Meeting”) to vote on, among other matters, (i) an amendment to the Company’s Certificate of Incorporation in the form attached hereto as Exhibit 7.02(a)(i) (the “Amendment to the Certificate of Incorporation”); (ii) an increase of authorized shares of Common Stock and Preferred Stock to 1,000,000,000 shares and 15,000,000 shares, respectively; (iii) an amendment to the Certificate of Designations of the Senior Preferred Stock in the form attached hereto as Exhibit 7.02(a)(iii), subject to any revisions required by AMEX pursuant to Section 7.13 (the “Amendment to the Certificate of Designations of the Senior Preferred Stock”); (iv) an amendment to the Certificate of Designations of the Junior Preferred Stock in the form attached hereto as Exhibit 7.02(a)(iv), subject to any revisions required by AMEX pursuant to Section 7.13 (the “Amendment to the Certificate of Designations of the Junior Preferred Stock”); (v) any matters related to the Transaction Agreements or the Transactions contemplated thereby, including the issuance of the New Preferred Stock, required by AMEX to be voted on by the holders of Common Stock; and (vi) any other matters, if any, required by applicable Law or reasonably requested by Purchaser to approve and adopt the Transaction Agreements and to consummate the Transactions contemplated thereby (collectively, the “Common Stockholder Approvals”). The Company shall (i) include in (A) the proxy statement to be sent to the holders of Common Stock of the Company in connection with the Common Stockholders Meeting or other information statement to be sent to such holders (such proxy statement or information statement, as amended or supplemented, being referred to herein as the “Proxy Statement”) and (B) the Stockholder Consent Materials, and in each case not subsequently withdraw or modify in any manner adverse to Purchaser, the unanimous recommendation of the Board that the holders of Common Stock approve the matters listed in this paragraph, except as set forth in Section 7.05(b) or (c) and (ii) use its best efforts to obtain such approval, adoption or waiver.

(b) At Purchaser’s reasonable request, the Company shall, in accordance with Section 7.15 to the extent applicable, promptly solicit written consents (the “Preferred Stockholder Consents”) from the holders of each series of Preferred Stock to (i) approve (A) the Amendment to the Certificate of Designations of the Senior Preferred Stock or the Amendment to the Certificate of Designations of the Junior Preferred Stock, as the case may be, and (B) the issuance of the New Preferred Stock and (ii) approve any other matters, if any, required by applicable Law or reasonably required to approve and adopt the Transaction Agreements and to consummate the Transactions contemplated thereby, including any changes to the composition of the Board. In connection with the Preferred Stockholder Consents, Purchaser may execute written consents with respect to any shares of Preferred Stock it may hold either directly or indirectly, beneficially or of record.

SECTION 7.03 Filing of Proxy Statement; Registration Statement. To the extent applicable and in accordance with Sections 7.02 and 7.15, the Company shall file the Proxy Statement and shall file the Registration Statement (as defined below) with the SEC under the Exchange Act, and shall use its best efforts to have the Proxy Statement and the Registration Statement cleared by the SEC as promptly as practicable. Purchaser and the Company shall cooperate with each other in the preparation of the Proxy Statement and the Registration Statement (if applicable). The Company shall notify Purchaser of the receipt of any comments of the SEC with respect to the Proxy Statement or the Registration Statement (if applicable) and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Purchaser promptly copies of all correspondence between the Company or any representative of the Company and the SEC with respect thereto. The Company shall give Purchaser and its counsel a reasonable opportunity to review and comment on the Proxy Statement and the Registration Statement (if applicable) including all amendments and supplements thereto, prior to such documents being filed with the SEC or disseminated to the stockholders of the Company and shall give Purchaser and its counsel a reasonable opportunity to review and comment on all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the Company and Purchaser agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement or the Registration Statement (if applicable), as the case may be, and all required amendments and supplements thereto to be mailed to the stockholders of the Company entitled to vote at the Common Stockholders Meetings, or filed with the SEC, as the case may be, at the earliest practicable time.

SECTION 7.04 Access to Information; Confidentiality. (a) From the Effective Date until the Closing Date, the Company shall, and shall cause the Subsidiaries and the officers, directors, employees, auditors and agents of the Company and the Subsidiaries to, afford the officers, employees and agents of Purchaser reasonable access during normal business hours to the officers, employees, agents, properties, offices, plants and other facilities, books and records of the Company and each Subsidiary, and shall furnish Purchaser with such financial, operating and other data and information in the Company’s or any Subsidiary’s possession, disclosure of which is permitted by applicable Law, as Purchaser, through its officers, employees or agents, may reasonably request.

(b) Purchaser shall, and shall cause its Affiliates and their respective directors, officers, employees and agents to, keep confidential, not disclose in any manner and use only in connection with the Transactions all data and information obtained by them from the Company and the Subsidiaries and their respective directors, officers, employees, auditors and agents (other than data or information that is or becomes ascertainable from public or published information or trade sources, except as a result of disclosure by Purchaser in violation of this Section 7.04(b)) (“Confidential Information”) and shall insure that such directors, officers, employees and agents do not disclose Confidential Information to third parties, other than in connection with the Transactions, without the prior written consent of the Company, unless disclosure of Confidential Information is required by Law or any order, decree or ruling by Governmental Authorities.

(c) No investigation pursuant to this Section 7.04 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto or any condition to the Offers.

SECTION 7.05 No Solicitation of Transactions. (a) The Company agrees that neither it nor any Subsidiary nor any of the directors, officers or employees of it or any Subsidiary will, and that it will cause its and its Subsidiaries’ agents, advisors and other representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any Subsidiary) not to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any other action to facilitate, any inquiries or the making of any proposal of offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or (ii) enter into or maintain or continue discussions or negotiations with any Person or entity in furtherance of such inquiries or to obtain a proposal or offer for a Competing Transaction, or (iii) agree to, approve, endorse or recommend any Competing Transaction or enter into any letter of intent or other contract, agreement or commitment contemplating or otherwise relating to any Competing Transaction, or (iv) authorize or permit any of the officers, directors or employees of the Company or any of its Subsidiaries, or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company or any of its Subsidiaries, to take any such action. The Company shall notify Purchaser as promptly as practicable (and in any event within one (1) Business Day after the Company attains knowledge thereof), orally and in writing, if any proposal or offer, or any inquiry or contact with any Person with respect thereto, regarding a Competing Transaction is made, specifying the material terms and conditions thereof and the identity of the party making such proposal or offer or inquiry or contact (including material amendments or proposed material amendments). The Company shall, and shall direct or cause its and its Subsidiaries’ directors, officers, employees, representatives and agents to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may have been conducted heretofore with respect to a Competing Transaction. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party and the Company also agrees to promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring (whether by merger, acquisition of stock or assets or otherwise) the Company or any Subsidiary, if any, to return (or if permitted by the applicable confidentiality agreement, destroy) all confidential information heretofore furnished to such Person by or on behalf of the Company or any Subsidiary and, if requested by Purchaser and at Purchaser’s expenses, to enforce such Person’s obligation to do so. The Company shall not take any action to make the provisions of Section 203 of the DGCL inapplicable to any transaction other than the Transactions.

(b) Notwithstanding anything to the contrary in this Section 7.05, the Board may furnish information to, and enter into discussions with, a Person who has made an unsolicited, written, bona fide proposal or offer regarding a Competing Transaction, and the Board has (i) determined, in its good faith judgment (after having consulted with a financial advisor of nationally recognized reputation, which may include Jefferies & Company, Inc. or an Affiliate or division thereof), that such proposal or offer constitutes a Superior Proposal, or in the absence of a Superior Proposal, determined, in its good faith judgment after consultation with independent legal counsel, that the furnishing of such information or entering into discussions is required to comply with its fiduciary obligations to the Company and its stockholders under applicable Law, (ii) provided written notice to Purchaser of its intent to furnish information or enter into discussions with such Person at least two Business Days prior to taking any such action, and (iii) obtained from such Person an executed confidentiality agreement on customary terms (it being understood that such confidentiality agreement and any related agreements shall not include any provision calling for any exclusive right to negotiate with such party or having the effect of prohibiting the Company from satisfying its obligations under this Agreement).

(c) Except as set forth in this Section 7.05(c), neither the Board nor any committee thereof shall withdraw or modify, or propose to withdraw or modify, in a manner adverse to Purchaser, the approval or recommendation by the Board or any such committee of any Transaction Agreement or any of the Transactions (a “Change in the Company Recommendation”) or approve or recommend, or cause or permit the Company to enter into any letter of intent, agreement or obligation with respect to, any Competing Transaction. Notwithstanding the foregoing, if the Board determines, in its good faith judgment prior to the Swap Closing and after consultation with independent legal counsel, that it is required to make a Change in the Company Recommendation to comply with its fiduciary obligations to the Company and its stockholders under applicable Law, the Board may make a Change in the Company Recommendation, but only (i) after providing written notice to Purchaser (a “Notice of Change in Recommendation”) advising Purchaser that the Board intends to effect a Change in the Company Recommendation and the manner in which it intends (or may intend) to do so, and (ii) if Purchaser does not, within five (5) Business Days of Purchaser’s receipt of the Notice of Change in Recommendation, make an offer that the Board determines, in its good faith judgment that it is no longer required by its fiduciary duties to make a Change in the Company Recommendation.

SECTION 7.06 Notification of Certain Matters. The Company shall give prompt notice to Purchaser, and Purchaser shall give prompt notice to the Company, of (a) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which reasonably could be expected to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or (ii) any condition set forth in

Annex D or Annex E not be satisfied, (b) any failure of the Company or Purchaser, as the case may be, to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder and (c) any other material development relating to the business, prospects, financial condition or results of operations of the Company and the Subsidiaries; provided, however, that the delivery of any notice pursuant to this Section 7.06 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

SECTION 7.07 Regulatory and Other Authorizations; Notices and Consents. (a) Each of Purchaser and the Company shall use its reasonable best efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, the Transaction Agreements and will cooperate fully with the other party in promptly seeking to obtain all such authorizations, consents, orders and approvals. The Company shall, and shall cause the applicable Subsidiaries to (i) submit complete application documents for the Article 71 Waiver within two (2) Business Days after the Effective Date; (ii) supply as promptly as practicable to MEMR or other Government Authorities any additional information and documentary material that may be requested by MEMR or other Government Authorities; and (iii) at Purchaser’s request, provide or make available as promptly as practicable all information and documentary materials to enable Purchaser to make appropriate filings under the Anti-trust Laws in connection with the Transactions.

(b) The Company shall give promptly such notices to third parties and use its reasonable best efforts to obtain such third party consents and estoppel certificates as Purchaser may in its reasonable discretion deem necessary or desirable in connection with the Transactions.

(c) Purchaser shall cooperate and use its reasonable best efforts to assist the Company in giving such notices and obtaining such consents and estoppel certificates; provided, however, that Purchaser shall have no obligation to give any guarantee or other consideration of any nature in connection with any such notice, consent or estoppel certificate or to consent to any change in the terms of any agreement or arrangement which Purchaser in its sole discretion may deem adverse to the interests of Purchaser, the Company, any Subsidiary or their respective businesses.

(d) Company shall, and shall cause the Subsidiaries to, provide all such information, analysis, technical and other reports and documents and execute all such applications, documents and other things as may be required by the HKSE, any other Governmental Authority or Purchaser for the purposes of obtaining the Purchaser Shareholders Approval, the Exchange Approvals and any consent or waiver from the HKSE required under the HKSE Listing Rules and/or facilitating Purchaser to prepare and issue any announcement and circular in connection with the Transactions.

SECTION 7.08 Subsequent Financial Statements. The Company shall, if practicable, consult with Purchaser prior to making publicly available its financial results for any period after the Effective Date and prior to filing any report or document with the SEC after the Effective Date, it being understood that Purchaser shall have no liability by reason of such consultation.

SECTION 7.09 Public Announcements. Purchaser and the Company agree that no public release or announcement concerning the Transactions shall be issued by either party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by Law, or to the extent applicable, the AMEX rules or the HKSE Listing Rules, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

SECTION 7.10 General Release from Initial Investors of Junior Preferred Stock. The Company shall use its reasonable best efforts to cause each Initial Investor of Junior Preferred Stock that is not a Key Junior Preferred Stockholder, on or prior to the Swap Closing, to execute and deliver to Purchaser, for the benefit of the Company and each Subsidiary, a general release and discharge, in a form attached hereto as Exhibit 7.10 (the “Release Letter”), waiving certain rights under the Additional Return Agreements.

SECTION 7.11 Existing Warrants. The Company shall use reasonable best efforts and take any and all steps necessary to obtain a waiver (the “Existing Warrants Waiver”) of the 20-day prior notice requirement triggered by the Transactions from each of the holders of the Existing Warrants except for any warrants issued pursuant to the Warrant Agreement, dated as of December 12, 2005 by and between the Company and The Bank of New York.

SECTION 7.12 Use of Proceeds. The proceeds (the “Proceeds”) received by the Company from the Transactions, including the First Tranche Price and the Second Tranche Price, shall be used solely to fund the capital requirements specified in the schedule attached hereto as Exhibit 7.12. The Proceeds shall be paid to the Company by the Escrow Agent in accordance with the terms of the Escrow Agreement and the Investor Rights Agreement.

SECTION 7.13 AMEX Listing. The Company shall promptly prepare and submit to the AMEX a listing application covering (a) the shares of Common Stock issuable upon the conversion of the New Preferred Stock pursuant to the terms and conditions set forth in the Certificate of Designations of Series B-1 Preferred Stock and Certificate of Designations of Series B-2 Preferred Stock; (b) the shares of Common Stock issuable under the Warrants; (c) the shares of Common Stock issuable upon the surrender of the 12% Senior Notes and the New Senior Notes then held by Purchaser or any of its Affiliates pursuant to Section 4.04(a); and (d) the shares of Common Stock issuable pursuant to Section 4.04(b) (the Common Stock referred to in clauses (a) through (d) collectively, the “New Common Shares”) and shall use its reasonable best efforts to obtain, prior to the Swap Closing, approval for the listing of such New Common Shares (the “AMEX Listing Approval”), and Purchaser shall cooperate with the Company with respect to such listing. The parties acknowledge that in order to obtain the AMEX Listing Approval or other Exchange Approvals necessary to consummate the Transactions, the parties may be required by AMEX to revise or amend the Transaction Agreements and, in particular, the Certificate of Designations of Series B-1 Preferred Stock and the Certificate of Designations of Series B-2 Preferred Stock, and the parties agree to use their reasonable best efforts to cooperate with AMEX to obtain the AMEX Listing Approval and other necessary Exchange Approvals, including by effecting modifications to: (i) the conversion voting feature of the New Preferred Stock to offset a potential decline in the price of the Common Stock (provided that no such modification shall affect the conversion price of the New Preferred Stock); (ii) the board designation rights of the New Preferred Stock to correspond to Purchaser’s equity investment in the Company; and (iii) the board observer and director designee rights to be consistent with the director independence requirements for committees of the Board, to the extent a Purchaser director designee would not be considered independent under relevant AMEX rules. Notwithstanding the foregoing, if any revision or amendment required by AMEX, other than with respect to the matters set forth in (i) through (iii) above, materially and adversely impacts the rights or benefits to be received by Purchaser under the Transaction Agreements, as reasonably determined by Purchaser, then the AMEX Listing Approval shall be deemed not to have been satisfied for purposes of the condition set forth in subsection (g) of Annex D.

SECTION 7.14 Cancellation of Preferred Shares. The Company shall take all necessary actions to restore to the status of authorized but unissued shares of Preferred Stock without designation as to series by retiring all shares of Preferred Stock acquired from Purchaser pursuant to the Swap immediately following the Swap Closing.

SECTION 7.15 Registration Statement. The parties hereto shall use reasonable best efforts to structure the Transactions as transactions exempt from the registration requirements of the Securities Act; and the parties hereto acknowledge that it is currently contemplated that the Transactions will be structured as exempt from the registration requirements of the Securities Act. Subject to the foregoing, if required by U.S. securities Laws, the Company shall file with the SEC a registration statement on an appropriate registration statement form (the “Registration Statement”) that will cover the amendments of the terms of the Senior Preferred Stock and Junior Preferred Stock in connection with the Transactions and shall use its reasonable best efforts to cause such registration statement to become effective as soon as practicable and prior to the closing of the Offers. If required by the U.S. securities Laws and the Shares of Newly Issued Common Stock to be delivered to the Exercising

Junior Preferred Stockholder(s) pursuant to Section 4.02 are not transferable without restriction pursuant to Rule 144 under the Securities Act at the time such shares are delivered, the Company shall file a shelf registration statement with the SEC with respect to the resale of such shares by such Exercising Junior Preferred Stockholder(s) within 30 days following the Swap Closing and shall use its reasonable best efforts to cause such registration statement to become effective as soon as practicable, in any event within 90 days, following the Swap Closing. Additionally, if Purchaser is required by U.S. securities Laws to file with the SEC a registration statement on an appropriate registration statement form that will cover the issuance of the Purchaser Convertible Bonds in connection with the Transactions, the Company shall cooperate with the reasonable requests of Purchaser in connection with such registration, which for the avoidance of doubt shall include cooperating in the manner set forth in Section 3.01(e) and (f) hereof to the extent applicable.

SECTION 7.16 Redemption of Remaining Preferred Stock. Immediately following the Swap Closing, the Company shall redeem, pursuant to the Amendment to the Certificate of Designations of the Senior Preferred Stock or the Amendment to the Certificate of Designations of the Junior Preferred Stock, as the case may be, all of the then-outstanding shares of Preferred Stock (the “Remaining Preferred Stock”), using funds provided by, or at the direction of, Purchaser. The Company shall take all necessary actions to cancel all of the Remaining Preferred Stock immediately following such redemption.

SECTION 7.17 Withholding Rights. Purchaser shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement, including the Additional Returns, to any holder of Preferred Stock, any holder of the 12% Senior Notes or any Initial Investor of Junior Preferred Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”) and the U.S. Treasury regulations promulgated thereunder, or any provision of state, local or non-United States Tax law. To the extent that amounts are so withheld by Purchaser, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Preferred Stock, any holder of the 12% Senior Notes or Initial Investor of Junior Preferred Stock, as the case may be, in respect of which such deduction and withholding was made by Purchaser.

SECTION 7.18 Alternative Transaction Structures. Purchaser shall have the right to propose alternative structures for the transactions contemplated in this Agreement and the Ancillary Documents in order to structure such transactions in a more tax-efficient manner. Purchaser’s direct and indirect economic and voting interests in any alternative structure shall be equivalent to its economic and voting interests in the structure contemplated in this Agreement. Such alternative structures may include, but are not limited to, (a) acquiring stock directly in the 12% Senior Notes Issuer and may involve transferring assets of the Company and the Subsidiaries, including stock of Subsidiaries, to the 12% Senior Notes Issuer; (b) investing directly in preferred stock and warrants of the 12% Senior Notes Issuer instead of preferred stock and warrants of the Company; and (c) transferring funds from the 12% Senior Notes Issuer to the Company to permit the Company to conduct the Tender Offer and the Exchange Offer directly. Any preferred stock or warrants of the 12% Senior Notes Issuer issued to Purchaser shall have rights and terms that are equivalent to the rights and terms of the First Tranche Shares and Second Tranche Shares and the Warrants, respectively. The Company agrees to accept and cooperate in implementing any such alternative structures as long as such structures do not have adverse consequences for the Company and do not materially delay the transactions contemplated in this Agreement and the Ancillary Documents.

SECTION 7.19 Employment Agreements. Notwithstanding anything to the contrary in this Article 7, the Company agrees that, prior to the Swap Closing, the Company (at the direction of Purchaser) will negotiate and use its reasonable best efforts to amend and restate the employment agreements and change in control agreements listed in Section 5.10(b) of the Disclosure Schedule to the reasonable satisfaction of Purchaser, which amended and restated agreements shall be effective immediately prior to the Swap Closing.

SECTION 7.20 Pre-Closing Funding. The Company shall be required to apply any funds received by the Company (a) through sales of surplus or obsolete equipment, (b) pursuant to oil sales or collection of trade receivables, or (c) through other means, towards the payment of the September 15, 2008 interest payment under the 12% Senior Notes or otherwise in accordance with Section 7.01 hereof. The Company shall notify Purchaser promptly (and in any event within one day) of any receipt by the Company of funds by any of the means set forth in (a) through (c) above (but with respect to (b) above, the Company’s obligation to provide notice shall not arise with respect to any oil sales contracts with a term of less than three months) and Purchaser shall be entitled to direct, in its sole discretion, the allocation of such funds by the Company, including, without limitation, the use of such funds to pay interest under the 12% Senior Notes or to fund past due obligations, working capital requirements or otherwise.

SECTION 7.21 Cancellation of Notes. The Company shall take all necessary actions, or shall cause the 12% Senior Notes Issuer to take all necessary actions, to deliver to the Indenture Trustee for cancellation any and all 12% Senior Notes and New Senior Notes surrendered by Purchaser or any of its Affiliates pursuant to Section 4.04(a).

ARTICLE VIII

CONDITIONS TO THE SWAP CLOSING

SECTION 8.01 Conditions to Obligations of the Company. The obligations of the Company to effect the Swap shall be subject to the satisfaction or written waiver, at or prior to the Closing Date, of the condition that the closing of the Exchange Offer and the Tender Offer shall have occurred pursuant to this Agreement.

SECTION 8.02 Conditions to Obligations of Purchaser. The obligations of Purchaser to effect the Swap shall be subject to the satisfaction or written waiver, at or prior to the Closing Date, of each of the following conditions:

(a) Rollover Transactions. The closing of the Rollover Transactions shall have occurred pursuant to the Senior Preferred Stock Purchase Agreements;

(b) Sale and Purchase Transactions. The closing of the Sale and Purchase Transactions shall have occurred pursuant to the Junior Preferred Stock Purchase Agreement;

(c) Tender Offer. The closing of the Tender Offer shall have occurred pursuant to this Agreement;

(d) Exchange Offer. The closing of the Exchange Offer shall have occurred pursuant to this Agreement; and

(e) Preferred Stockholder Consents. The Preferred Stockholder Consents shall have been obtained to the extent and only if Purchaser does not “beneficially own” at least 66- 2/3% of the outstanding shares of Senior Preferred Stock or the Junior Preferred Stock, as the case may be, at the closing of the Tender Offer.

ARTICLE IX

INDEMNIFICATION

SECTION 9.01 Survival of Representations and Warranties. (a) The representations and warranties of the Company contained in this Agreement shall survive the Swap Closing for eighteen (18) months following the Swap Closing; provided, however, that (i) the representations and warranties made pursuant to Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.26, 5.27 and 5.28 (the “Company Fundamental Representations”) shall survive indefinitely, (ii) the representations and warranties dealing with Tax matters (the “Tax Representations”) shall survive until 120 days after the expiration of the relevant statute of limitations for the Tax liabilities in question, and (iii) insofar as any claim is made by Purchaser for the breach of any representation or warranty of the Company contained herein relating to environmental matters (the “Environmental Representations”), such representations and warranties shall, for purposes of such claims by Purchaser, survive the Swap Closing until the tenth anniversary of the Swap Closing. Neither the period of survival nor the liability of the Company with respect to the Company’s representations and warranties shall be reduced by any investigation made at any time by or on behalf of Purchaser. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by Purchaser to the Company, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

(b) The representations and warranties of Purchaser contained in this Agreement shall survive the Swap Closing for eighteen (18) months following the Swap Closing; provided, however, that the representations and warranties made pursuant to Sections 6.01, 6.02 and 6.06 (the “Purchaser Fundamental Representations”; together with the Company Fundamental Representations, the “Fundamental Representations”) shall survive indefinitely. Neither the period of survival nor the liability of Purchaser with respect to Purchaser’s representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Company. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the Company to Purchaser, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

SECTION 9.02 Indemnification by the Company. Purchaser and its Affiliates, officers, directors, employees, agents, successors and assigns (each a “Purchaser Indemnified Party”) shall be indemnified and held harmless by the Company for and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including attorneys’ and consultants’ fees and expenses) suffered or incurred by them (including any Action brought or otherwise initiated by any of them) (hereinafter a “Loss”), arising out of or resulting from:

(a) the breach of any representation or warranty made by the Company in this Agreement (it being understood that such representations and warranties shall be interpreted without giving effect to any limitations or qualifications as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein);

(b) the breach of any covenant or agreement by the Company contained in this Agreement;

(c) liabilities of the Company or any Subsidiary arising from or relating to any breach of any covenant or agreement or non-performance of any obligation by the Company or any Subsidiary with respect to (i) the Certificates of Designations of the Preferred Stock, (ii) the Indenture, or (iii) the Existing Warrants, to the extent such breach or non-performance occurred prior to the Swap Closing and not due to any act or omission of Purchaser after the Effective Date; and

(d) liabilities of the Company or any Subsidiary arising from or relating to any of the Actions disclosed in Section 5.09 of the Disclosure Schedule (i) to the extent not reflected in the Company’s financial statements appearing in the most recent SEC Reports prior to the Effective Date or (ii) if so reflected, to the extent that any such liabilities so reflected are in excess of US$1,000,000, in the aggregate, of the reported amounts.

To the extent that the Company’s undertakings set forth in this Section 9.02 may be unenforceable, the Company shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Losses incurred by the Purchaser Indemnified Parties.

SECTION 9.03 Indemnification by Purchaser. The Company and its successors and assigns (each a “Company Indemnified Party”) shall be indemnified and held harmless by Purchaser for and against any and all Losses, arising out of or resulting from:

(a) the breach of any representation or warranty made by Purchaser contained in this Agreement (it being understood that such representations and warranties shall be interpreted without giving effect to any limitations or qualifications as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein); or

(b) the breach of any covenant or agreement by Purchaser contained in this Agreement.

To the extent that Purchaser’s undertakings set forth in this Section 9.03 may be unenforceable, Purchaser shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Losses incurred by the Company Indemnified Parties.

SECTION 9.04 Limits on Indemnification. Notwithstanding anything to the contrary contained in this Agreement: (a) an Indemnifying Party shall not be liable for any claim for indemnification pursuant to Section 9.02(a) or 9.03(a), unless and until the aggregate amount of indemnifiable Losses which may be recovered from the Indemnifying Party equals or exceeds US$1,000,000 whereupon the Indemnified Party shall be entitled to indemnification for the full amount of such Losses; and (b) the maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or resulting from the causes set forth in Section 9.02(a) or 9.03(a), as the case may be, shall be an amount equal to US$75,000,000. Notwithstanding the foregoing, the provisions of this Section 9.04 shall not apply with respect to the Fundamental Representations, Tax Representations and Environmental Representations, which shall not be subject to any limitations on indemnification.

SECTION 9.05 Notice of Loss; Third Party Claims. (a) An Indemnified Party shall give the Indemnifying Party notice of any matter that an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

(b) If an Indemnified Party shall receive notice of any Action, audit, demand or assessment (each, a “Third Party Claim”) against it or which may give rise to a claim for Loss under this Article IX, within 60 days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent that the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under this Article IX. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of notice from the Indemnified Party of such Third Party Claim; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party in its sole and absolute discretion for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which may not be unreasonably withheld.

SECTION 9.06 Payment in Common Stock. In the event any Losses are payable by the Company to any Purchaser Indemnified Party hereunder, upon written notice to the Company, such Purchaser Indemnified Party shall be entitled to receive, in lieu of payment in cash, payment of such Losses in the form of shares of Common Stock. The number of shares of Common Stock to be issued to such Purchaser Indemnified Party hereunder shall be determined by dividing the total amount of the applicable indemnifiable Losses by the average of the Volume Weighted Average Stock Price over the 30 consecutive trading days immediately prior to the Determination Date. If the Volume Weighted Average Price cannot be calculated due to the absence of a trading market in the Common Stock, the number of shares issuable shall be determined by dividing the total amount of the applicable indemnifiable Losses by the Fair Market Value of the Common Stock on the Determination Date.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

SECTION 10.01 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time by action taken or authorized by the Board of Directors of the terminating party, notwithstanding any requisite approval and adoption of this Agreement and the Ancillary Documents and the Transactions by the stockholders of the Company:

(a) By mutual written consent of each of Purchaser and the Company duly authorized by the Boards of Directors of Purchaser and the Company; or

(b) By either Purchaser or the Company if the Swap Closing shall not have occurred on or before the Termination Date; provided, however, that the right to terminate this Agreement under this Section 10.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Swap Closing to occur on or before such date; or

(c) By Purchaser if (i) any of the Senior Preferred Stock Purchase Agreements or the Junior Preferred Stock Purchase Agreement is terminated without any material breach by Purchaser, (ii) due to an occurrence or circumstance that would result in a failure to satisfy any condition set forth in Annex D or Annex E hereto (expect to the extent such condition is waived by the parties pursuant to this Agreement), Purchaser or the 12% Senior Notes Issuer shall have (A) failed to commence the Tender Offer or the Exchange Offer, as the case may be, within 60 days following the Effective Date, (B) terminated the Tender Offer or the Exchange Offer, as the case may be, without having accepted any shares of Preferred Stock or 12% Senior Notes, as the case may be, for payment thereunder or (C) failed to accept the Preferred Stock or 12% Senior Notes for payment pursuant to the Tender Offer or the Exchange Offer, as the case may be, within 90 days following the commencement of the relevant Offer (provided, however, that the applicable time period specified in (A) and (C) above shall be extended until the earlier to occur of (x) the fifth Business Day following expiration or termination of any applicable waiting period under the applicable Anti-trust Laws, obtaining of requisite clearance or approval under the applicable Anti-trust Laws, and obtaining the Purchaser Shareholders Approval, the Common Stockholder Approvals, the Preferred Stockholder Consents, the effectiveness of the Registration Statement (if applicable), the Existing Warrants Waiver and the Article 71 Waiver and (y) the Termination Date), unless such action or inaction under (A), (B) or (C) shall have been caused by or resulted from the failure of Purchaser to perform, in any material respect, any of its material covenants or agreements contained in this Agreement, or the material breach by Purchaser of any of its material representations or warranties contained in this Agreement or (iii) the Board or any committee thereof shall have made a Change in the Company Recommendation that is adverse to Purchaser, or shall have recommended or approved any Competing Transaction, or shall have resolved to do any of the foregoing; or

(d) By the Company, upon approval of the Board, if due to a material breach by Purchaser of its representations or warranties or covenants contained in this Agreement that would result in a failure to satisfy any condition set forth in Annex D or E hereto, Purchaser or the 12% Senior Notes Issuer shall have (A) failed to commence the Offers within 60 days following the Effective Date, (B) terminated the Tender Offer or the Exchange Offer, as the case may be, without having accepted any Preferred Stock or 12% Senior Notes, as the case may be, for payment thereunder or (C) failed to accept any Preferred Stock or 12% Senior Notes for payment pursuant to the Offers within 90 days following the commencement of the relevant Offer, provided, however, that the applicable time period specified in (A) and (C) above shall be extended until the earlier to occur of (x) the fifth Business Day following expiration or termination of any applicable waiting period under the applicable Anti-trust Laws, obtaining of requisite clearance or approval under the applicable Anti-trust Laws, and obtaining the Purchaser Shareholders Approval, the Common Stockholder Approvals, the Preferred Stockholder Consents, the Existing Warrants Waiver and the Article 71 Waiver and (y) the Termination Date.

SECTION 10.02 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.01, this Agreement shall forthwith become void, and there shall be no liability on the part of any party hereto, except (a) as set forth in Section 10.03 (including the relevant defined terms in Section 1.01), which shall survive any termination of this Agreement and (b) nothing herein shall relieve any party from liability for any breach hereof prior to the date of such termination; provided, however, that the terms of Sections 7.04(b) and (c) and Article XI shall survive any termination of this Agreement.

SECTION 10.03 Fees and Expenses. (a) In the event that

(i) this Agreement is terminated (A) pursuant to Section 10.01(c)(iii) or (B) pursuant to Section 10.01(c)(i) or 10.01(c)(ii), to the extent that the termination of this Agreement, any of the Senior Preferred Stock Purchase Agreements or the Junior Preferred Stock Purchase Agreement is caused by the Company due to the failure of the Company to perform, in any material respect, any of its covenants or agreements contained in this Agreement or the material breach by the Company of any of its representations or warranties contained in this Agreement or that the failure to commence, the termination or the failure to accept any Remaining Share of the Preferred Stock or 12% Senior Notes for payment, as set forth in Section 10.01(c)(ii), shall relate to the failure of the Company to perform, in any material respect, any of its covenants or agreements contained in this Agreement or the material breach by the Company of any of its representations or warranties contained in this Agreement; or

(ii) the Company enters into an agreement with respect to a Competing Transaction, or a Competing Transaction is consummated, in each case within 18 months after the termination of this Agreement (A) as a result of a material or intentional breach by the Company of Section 7.05 or (B) the Company was involved in discussions or negotiations with respect to such Competing Transaction prior to the termination of this Agreement, and the Company shall not theretofore have been required to pay the Fee to Purchaser pursuant to Section 10.03(a)(i);

then, in any such event, the Company shall pay Purchaser promptly (but in no event later than one Business Day after the first of such events shall have occurred) a fee equal to US$10,000,000 (the “Fee”), which amount shall be payable in immediately available funds.

(b) If this Agreement is terminated for any reason other than a termination (i) solely as a result of the failure of the parties hereto to obtain (A) the clearance or approval under Exon-Florio Provisions or the applicable Anti-trust Laws, (B) the AMEX Listing Approval or other Exchange Approvals, (C) the Article 71 Waiver or (D) the Purchaser Shareholders Approval or (ii) solely as a result of the non-satisfaction of the Minimum Condition or the Exchange Offer Minimum Condition, and Purchaser is not in material breach of its material covenants and agreements contained in this Agreement or its representations and warranties contained in this Agreement, the Company shall, whether or not any payment is made pursuant to Section 10.03(a), reimburse Purchaser (not later than five Business Days after submission of statements therefor) for all out-of-pocket expenses and fees up to US$3,000,000 in the aggregate (including, without limitation, fees and expenses payable to all banks, investment banking firms, other financial institutions, and other Persons and their respective agents and counsel, for arranging, committing to provide or providing any financing for the Transactions or structuring the Transactions, and all fees of counsel, accountants, experts and consultants to Purchaser, and all printing and advertising expenses and filing fees) actually incurred or accrued by either of them or on their behalf in connection with the Transactions, including, without limitation, the financing thereof, and actually incurred or accrued by banks, investment banking firms, other financial institutions and other Persons, and for which Purchaser is liable in connection with the negotiation, preparation, execution and performance of this Agreement, the structuring and financing of the Transactions and any financing commitments or agreements relating thereto (all the foregoing being referred to herein collectively as the “Expenses”).

(c) Except as set forth in this Section 10.03, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not any Transaction is consummated.

(d) In the event that the Company shall fail to pay the Fee or any Expenses when due, unless such Fees and Expenses are being contested in good faith, the term “Expenses” shall be deemed to include the costs and expenses actually incurred or accrued by Purchaser (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 10.03, together with interest on such unpaid Fee and Expenses, commencing on the date that the Fee or such Expenses became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in the City of New York, as such bank’s Base Rate.

(e) In the event any Fee or Expenses, including any applicable interest accrued thereon pursuant to Section 10.03(d) (collectively, the “Unpaid Fees”), are payable by the Company to Purchaser hereunder, upon written notice to the Company, Purchaser shall be entitled to receive, in lieu of payment in cash, payment of such Unpaid Fees in the form of shares of Common Stock. The number of shares of Common Stock to be issued to Purchaser hereunder shall be determined by dividing the total amount of the applicable Unpaid Fees by the average of the Volume Weighted Average Stock Price over the 30 consecutive trading days immediately prior to the Determination Date. If the Volume Weighted Average Price can not be calculated due to the absence of a trading market in the Common Stock, the number of shares issuable shall be determined by dividing the total amount of the applicable indemnifiable Losses by the Fair Market Value of the Common Stock on the Determination Date.

SECTION 10.04 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Swap Closing. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

SECTION 10.05 Waiver. At any time prior to the Swap Closing, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE XI

GENERAL PROVISIONS

SECTION 11.01 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by overnight courier, by facsimile upon written confirmation of delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.01):

if to Purchaser:

United Energy Group Limited

Unit 2112, Two Pacific Place

88 Queensway

Central, Hong Kong

Attention: Rachel Zhang

Facsimile No.: +852 2522 6938

with a copy to:

Shearman & Sterling LLP

12th Floor Gloucester Tower

The Landmark, 11 Pedder Street

Central, Hong Kong

Attention: Paul Strecker

Facsimile No.: +852 2978 8099

if to the Company:

Transmeridian Exploration Incorporated

5847 San Felipe, Suite 4300

Houston, Texas 77057

Attention: Chief Financial Officer

Facsimile No.: +1 713 781 6593

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002-5200

Attention: James L. Rice III

Facsimile No.: +1 713 236 0822

SECTION 11.02 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

SECTION 11.03 Entire Agreement; Assignment. This Agreement and the Ancillary Documents constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, including the Prior Agreements. This Agreement and the Ancillary Documents shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that Purchaser may assign all or any of their rights and obligations hereunder to any Affiliate of Purchaser, provided that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. For the avoidance of doubt, Purchaser shall be entitled to conduct the Transactions through a wholly owned subsidiary of Purchaser; provided, however, that Purchaser shall guarantee the obligations of such subsidiary in connection therewith.

SECTION 11.04 Parties in Interest and Assignment. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that Purchaser may assign all or any of its rights and obligations hereunder to any of its Affiliates, provided that no such assignment shall relieve Purchaser of its obligations hereunder if such assignee does not perform such obligations.

SECTION 11.05 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

SECTION 11.06 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (other than those provisions set forth herein that are required to be governed by the DGCL). All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in The City of New York for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts. Purchaser hereby irrevocably appoints CT Corporation to receive service of process on its behalf as its respective authorized agent for service of process in any state or federal court sitting in The City of New York. If for any reason such agent shall cease to be such agent for service of process, Purchaser shall forthwith appoint a new agent for service of process and deliver to the Company a copy of the new agent’s acceptance of appointment within 30 days. Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.

SECTION 11.07 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 11.08 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 11.09 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 11.09.

SECTION 11.10 Effective Date. The Company and Purchaser hereby agree that this Agreement shall be effective as of the Effective Date, including, without limitation, with respect to the representations, warranties and covenants of the Company and Purchaser set forth herein.

IN WITNESS WHEREOF, Purchaser and the Company have caused this Agreement to be executed as of September     , 2008 by their respective officers thereunto duly authorized.

UNITED ENERGY GROUP LIMITED

By	/s/ ZHANG HONGWEI
Name:	Zhang Hongwei
Title:	Chairman and Executive Director

TRANSMERIDIAN EXPLORATION INCORPORATED

By	/s/ LORRIE T. OLIVIER
Name:	Lorrie T. Olivier
Title:	Chairman and CEO

ANNEX A

List of Key Senior Preferred Stockholders

1.	CITADEL EQUITY FUND LTD.

2.	AIG GLOBAL INVESTMENT CORP.

3.	MR. LORRIE T. OLIVIER

ANNEX B

List of Key Junior Preferred Stockholders

1.	KENMONT SPECIAL OPPORTUNITIES MASTER FUND, LP

2.	MAN MAC MIESQUE 10B LTD

3.	WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP

4.	WHITEBOX HEDGED HIGH YIELD PARTNERS, LP

5.	PANDORA SELECT PARTNERS, LP

6.	WHITEBOX INTERMARKET PARTNERS, LP

7.	GUGGENHEIM PORTFOLIO COMPANY XXXI, LLC

8.	GPC LIX, LLC

9.	HFR RVA COMBINED MASTER TRUST

10.	FURSA MASTER GLOBAL EVENT DRIVEN FUND, LP

Annex C

Letter Agreement with Lorrie T. Olivier

September 22, 2008

Lorrie T. Olivier

[Address]

Dear Mr. Olivier:

This letter agreement (this “Letter Agreement”) amends certain terms of the employment agreement entered into between Transmeridian Exploration Incorporated, a Delaware corporation (the “Company”), and you, dated as of January 10, 2007 (the “Agreement”), in connection with that certain investment agreement entered into between the Company and United Energy Group (“UEG”), dated as of June 11, 2008 and as amended and restated as of September 21, 2008 (the “Investment Agreement”), under which the Company’s ownership and capital structure will be restructured through a series of transactions as contemplated by the Investment Agreement and its ancillary documents (the “Transactions”). Capitalized terms not defined herein have the meaning ascribed to such terms in the Agreement.

Now, therefore, UEG, the Company and you hereby agree as follows:

1.	The amounts of any severance payments payable to you under the Agreement shall be payable one-third in cash and two-thirds in the Company’s Common Stock, par value $0.0006 per share (“Common Stock”), at a price equal to the average of the Volume Weighted Average Price for ten (10) consecutive trading days immediately prior to the applicable date of payment. For purposes of this Letter Agreement, “Volume Weighted Average Price” means for a share of Common Stock as of any date, the dollar volume-weighted average price for such Common Stock on the American Stock Exchange during the period beginning at 9:30:01 a.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume/weighted average price of such Common Stock in the over-the-counter market on the electronic bulletin board for such Common Stock during the period beginning at 9:30:01 a.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar/volume weighted average price is reported for the Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such Common Stock as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

2.	The amounts of any severance payments and severance benefits payable to you under the Agreement shall be reduced by one-third.

3.	You agree to in good faith cooperate and assist the Company and Transmeridian Exploration, Inc., a company organized in the British Virgin Islands (“TEI”), to renegotiate the terms of the arrangements evidenced by the contract between TEI and Roskilde Enterprise, Ltd., a company organized in the Republic of Seychelles (“Roskilde”), dated August 31, 2005 (the “Roskilde Contract”). In the event that (a) you fully satisfy your obligations under this paragraph (3), (b) the Roskilde Contract is terminated and (c) the total consideration provided by the Company and its Affiliates in respect of such termination constitutes solely an equity interest in Kaspi Neft TME, a company organized in Kazakhstan (“Kaspi Neft”), equal to or less than five percent (5%) of the total outstanding equity interests of Kaspi Neft, then, the amendments to your Agreement made by paragraph (2) above shall no longer be effective.

4.	The amendments made by this Letter Agreement shall be effective as of the Closing Date as set forth in the Investment Agreement.

5.	This Letter Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, UEG, the Company and you.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

UNITED ENERGY GROUP

By:
Name:
Title:

Agreed and accepted this 22nd day of September, 2008.

By:
Name: Lorrie T. Olivier

ANNEX D

Conditions to the Tender Offer

Notwithstanding any other provision of the Tender Offer, Purchaser shall not be required to accept for payment of any Preferred Stock tendered pursuant to the Tender Offer, and may extend, terminate or amend the Tender Offer, if (a) immediately prior to the expiration of the Tender Offer, the Minimum Condition shall not have been satisfied, (b) any applicable waiting period under the applicable Anti-trust Laws shall not have expired or been terminated or any requisite clearance or approval under applicable Anti-trust Laws shall not have been obtained prior to the expiration of the Tender Offer, (c) an investigation shall have been initiated under the Exon-Florio Provisions, (d) any of the matters listed in Section 7.02 shall have not been approved at the Common Stockholders’ Meeting prior to the expiration of the Tender Offer; (e) the Purchaser Stockholders Approval shall not have been obtained prior to the expiration of the Tender Offer; (f) the Requisite Noteholder Consent, the Existing Warrants Waiver or the executed Release Letter from each of the Initial Investor of the Junior Preferred Stock that is not a Key Junior Preferred Stockholder shall have not been obtained prior to the expiration of the Tender Offer; (g) prior to the expiration of the Tender Offer, the Article 71 Waiver or any Exchange Approvals shall not have been obtained; (h) prior to the expiration of the Tender Offer, the closing of the Exchange Offer shall not have occurred; (i) immediately prior to the expiration of the Tender Offer, the Registration Statement shall not have become effective (if applicable), so long as Purchaser has given adequate notice of such requirement, and subject to Section 7.15; (j) any of the conditions to the obligations of Purchaser, any Key Senior Preferred Stockholder or any Key Junior Preferred Stockholder under any of the Senior Preferred Stock Purchase Agreements or the Junior Preferred Stock Purchase Agreement (as the case may be) shall not have been satisfied or waived pursuant to the terms thereof; or (k) at any time on or after the Effective Date and prior to the expiration of the Tender Offer, any of the following conditions shall exist:

1. there shall have been instituted or be pending any Action before any Governmental Authority (A) challenging or seeking to make illegal, materially delay, or otherwise, directly or indirectly, restrain or prohibit or make materially more costly, any of the Transactions or any other transaction contemplated in this Agreement and any other Transaction Agreement (including, without limitation, the redemption of the Remaining Preferred Stock by the Company as set forth in Section 7.16 of this Agreement), or seeking to obtain material damages in connection with any Transaction; (B) seeking to impose or confirm any material limitation on the ability of Purchaser or any Affiliate of Purchaser to exercise effectively full rights of ownership of any shares of Preferred Stock or Common Stock, including, without limitation, the right to vote any shares of Preferred Stock or Common Stock acquired by Purchaser pursuant to the Tender Offer and this Agreement or otherwise on all matters properly presented to the Company’s stockholders, including, without limitation, the approval and adoption of this Agreement and the Transactions; (C) seeking to require divestiture by Purchaser or any other Affiliate of Purchaser of any shares of Common Stock or Preferred Stock; (D) that may materially adversely impact the Company’s Oil and Gas Interest in the South Alibek Field or (E) which otherwise would prevent or materially delay consummation of the Tender Offer or other Transactions or otherwise prevent or materially delay the Company from performing its obligations under the Transaction Agreements or would, individually or in the aggregate, have a Material Adverse Effect;

2. any Governmental Authority shall have issued an order, decree, injunction or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or materially delaying or preventing the Transactions and such order, decree, injunction, ruling or other action shall have become final and non-appealable;

3. there shall have been any statute, rule, regulation, legislation or interpretation enacted, promulgated, amended, issued or deemed applicable to (A) Purchaser, the Company or any subsidiary or Affiliate of Purchaser or the Company or (B) any Transaction, by any Governmental Authority with appropriate jurisdiction, other than the routine application of the waiting period provisions of the applicable Anti-trust Laws to the Tender Offer, that is reasonably likely to result, directly or indirectly, in any of the consequences referred to in clauses (A) through (D) of paragraph (i) above;

4. any Material Adverse Effect shall have occurred;

5. there shall have occurred (A) any general suspension of trading in, or limitation on prices for, the Company’s securities on AMEX (other than a shortening of trading hours or any coordinated trading halt triggered solely as a result of a specified increase or decrease in a market index), (B) any general suspension of trading in, or limitation on prices for, securities in the United States securities or financial markets; (C) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, the PRC or other major financial markets; (D) any limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, or other event that, in the reasonable judgment of Purchaser, might affect the extension of credit by banks or other lending institutions; (E) a commencement of a war, armed hostilities, terrorist acts or other national or international calamity directly or indirectly involving the United States or the PRC or (F) in the case of any of the foregoing existing on the Effective Date, a material acceleration or worsening thereof;

6. any representation or warranty of the Company in the Agreement, that is qualified as to materiality or Material Adverse Effect shall not be true and correct, or any such representation or warranty that is not so qualified shall not be true and correct in any material respect, in each case as if such representation or warranty was made as of such time on or after the Effective Date;

7. the Company shall have failed to perform, in any material respect, any obligation or to comply, in any material respect, with any agreement or covenant of the Company to be performed or complied with by it under the Agreement or Ancillary Documents to which it is a party;

8. any of the Senior Preferred Stock Purchase Agreements, the Junior Preferred Stock Purchase Agreement or this Agreement shall have been terminated in accordance with their respective terms other than due to a material breach thereof by Purchaser;

9. Purchaser and the Company shall have agreed that Purchaser shall terminate the Tender Offer or postpone the acceptance for payment of the Preferred Stock thereunder;

10. any of the holders of the Preferred Stock shall have exercised or shall reasonably be expected to exercise any of their rights under the Certificates of Designations of the Preferred Stock or the Existing Warrants as a result of the Transactions, or as a result of the Company’s breach of any covenants or non-performance of any obligations under the Certificates of Designations of the Preferred Stock or the Existing Warrants; or

11. AMEX shall have initiated a delisting of the Common Stock of the Company from AMEX;

which, in the reasonable judgment of Purchaser in any such case, and regardless of the circumstances (including any action or inaction by Purchaser or any of its Affiliates) giving rise to any such condition, makes it inadvisable to proceed with such acceptance for payment.

Notwithstanding the above, any waiver by Purchaser of the conditions provided in (b), (c), (d) and (g) above shall require the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

The foregoing conditions are for the sole benefit of Purchaser and may be asserted by Purchaser regardless of the circumstances giving rise to any such condition or may be waived by Purchaser in whole or in part at any time and from time to time in their reasonable discretion. The failure by Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances; and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

ANNEX E

Proposed Terms and Conditions of the Exchange Offer

Transaction:

Exchange offer and consent solicitation with respect to 12% Senior Secured Notes due 2010 (the “12% Senior Notes”) issued by the 12% Senior Notes Issuer and guaranteed by the Company and certain of the Company’s other Subsidiaries under the Indenture ($290,000,000 aggregate principal amount outstanding as of March 31, 2008).

Structure of the Exchange Offer:

Exchange offer by 12% Senior Notes Issuer to exchange any and all outstanding 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment, with concurrent solicitation of consents and waivers, subject to receipt of tenders in respect of at least 90% of the outstanding principal amount of the 12% Senior Notes (not including US$43,159,000 principal amount of 12% Senior Notes held by Purchaser) and receipt of consents in respect of a majority of the outstanding principal amount of the 12% Senior Notes (as described below under “Conditions to the Exchange Offer”).

Noteholders may not tender their 12% Senior Notes for exchange and payment without also consenting and waiving. Noteholders must tender by the Exchange Offer Expiration Date and must consent/waive by the Consent Deadline, if any. Tendered 12% Senior Notes may not be withdrawn, or consents and waivers revoked, after the Consent Deadline, if any. Holders that validly tender their 12% Senior Notes in the Exchange Offer after the Consent Deadline, if any, will not receive the early consent payment discussed below, if any, but will have nonetheless consented to the Amendment to the Indenture and will be counted, if such 12% Senior Notes are outstanding under the Indenture, towards the Requisite Noteholder Consent.

Promptly upon receipt of the Requisite Noteholder Consent (which have not been validly revoked), a supplemental indenture to the Indenture containing the Amendment to the Indenture shall be executed; however, the Amendment to the Indenture shall not become operative unless and until the 12% Senior Notes Issuer has exchanged the 12% Senior Notes that have been validly tendered and accepted for exchange in accordance with the Exchange Offer for the New Senior Notes and the 12% Senior Notes Cash Payment (which, if applicable, shall include the early consent payment with respect to all noteholder consents that have been validly delivered prior to the Consent Deadline).

A portion of the 12% Senior Notes Cash Payment may, at the discretion of Purchaser, be in the form of an early consent payment. Holders who validly tender (and do not validly withdraw) their 12% Senior Notes and who validly deliver (and do not validly revoke) their consent and waiver prior to the Consent Deadline, if any, shall, assuming the 12% Senior Notes Issuer accepts for exchange any 12% Senior Notes tendered pursuant to the Exchange Offer, receive the total consideration for the Exchange Offer, which shall include the principal amount of New 12% Senior Notes specified in the Exchange Offer Documents and the full amount of the 12% Senior Notes Cash Payment (including any early consent payment). Holders who validly tender (and do not validly withdraw) their 12% Senior Notes and who validly deliver (and do not validly revoke) their consent and waiver after the Consent Deadline, if any, and prior to the Expiration Date shall, assuming the 12% Senior Notes Issuer accepts for exchange any 12% Senior Notes tendered pursuant to the Exchange Offer, receive only the principal amount of New 12% Senior Notes specified in the Exchange Offer Documents and a cash payment equal to the full amount of the 12% Senior Notes Cash Payment minus any early consent payment.

Consent Deadline:

5:00 p.m., New York City time, on a date on or after the 10th business day after commencement of the Exchange Offer and preceding the Expiration Date to be mutually agreed between the Company and Purchaser.

Exchange Offer Expiration Date:

12:00 midnight, New York City time, on or after the 20th business day after commencement of the Exchange Offer (including date that the Exchange Offer is commenced), unless amended or extended.

Settlement Date:

Expected to be the business day following the Exchange Offer Expiration Date, and in any case promptly thereafter, provided that the conditions to the Exchange Offer have been satisfied or waived where applicable.

Consents and Waivers:

Consents to Amendment to the Indenture—Exit consents with respect to the Indenture necessary to effect the Transactions or as may otherwise be agreed to by Purchaser, including those set forth in the Offering Memorandum and Consent Solicitation Statement, dated July 23, 2008, of the Company and the 12% Senior Notes Issuer (as the same may be amended or supplemented from time to time, the “Solicitation Statement”).

Waivers of All Defaults and Events of Default and All Rights of Tendering Holders under the Indenture—Waivers with respect to any Default or Event of Default under the Indenture (to the extent permitted under the Indenture) and of all tendering holders’ rights under the Indenture.

Terms of New Senior Notes:

The terms, conditions and covenants of the New Senior Notes shall be as provided in the New Indenture. Such terms, conditions and covenants shall be reasonably satisfactory to Purchaser and shall include such terms, conditions and covenants as Purchaser shall deem desirable or necessary to effect the Transactions, including those set forth in the Solicitation Statement (which shall carve-out any change of control that would result from the consummation of the Transactions).

Conditions to the Exchange Offer:

Notwithstanding any other provision of the Exchange Offer, Purchaser shall not be required to, and the 12% Senior Notes Issuer shall not, accept for payment any 12% Senior Notes tendered pursuant to the Exchange Offer, and may extend, terminate or amend the Exchange Offer, if:

(a) prior to the expiration of the Exchange Offer, at least 90% of the outstanding principal amount of the 12% Senior Notes (not including US$43,159,000 principal amount of 12% Senior Notes held by Purchaser) shall not have been validly tendered and not validly withdrawn pursuant to the Exchange Offer;

(b) prior to the expiration of the Exchange Offer, the 12% Senior Notes Issuer shall not have received from holders of a majority of the outstanding (as defined in the Indenture) principal amount of the 12% Senior Notes validly delivered and not validly revoked consents to the Amendment to the Indenture;

(c) prior to the expiration of the Exchange Offer, the 12% Senior Notes Issuer, the guarantors under the Indenture and the Indenture Trustee shall not have executed and delivered a supplemental indenture effecting the Amendment to the Indenture in a form satisfactory to Purchaser;

(d) the closing of the Tender Offer shall have not occurred;

(e) there shall have occurred (A) any general suspension of trading in, or limitation on prices for, securities on in the United States securities or financial markets; (B) a material impairment in the trading market for debt securities; (C) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, the PRC or other major financial markets; (D) any limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, or other event that, in the reasonable judgment of Purchaser, might affect the extension of credit by banks or other lending institutions; (E) a commencement of a war, armed hostilities, terrorist acts or other national or international calamity directly or indirectly involving the United States or the PRC or (F) in the case of any of the foregoing existing on the Effective Date, a material acceleration or worsening thereof;

(f) prior to the expiration of the Exchange Offer, any action or events shall have occurred or been threatened, or actions shall have been taken, or any statute, rule, regulation, judgment, order, stay, decree or injunction shall have been promulgated, enacted, entered, enforced or deemed to be applicable to the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, or the Amendment to the Indenture, by or before any court or governmental regulatory or administrative agency, authority or tribunal, including, without limitation, taxing authorities, that either:

(1) challenges the making of the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, or the effectuation of the Amendment to the Indenture, or might, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or, in the reasonable judgment of Purchaser, might otherwise adversely affect in any material manner, the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, or the effectuation of the Amendment to the Indenture, or

(2) could have, in the reasonable judgment of Purchaser, a Material Adverse Effect on the Company and the Subsidiaries (including the 12% Senior Notes Issuer) taken as a whole, or materially impair the contemplated benefits to Purchaser of the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, or the effectuation of the Amendment to the Indenture;

(g) there shall have occurred any event or change that would or might, in the reasonable judgment of Purchaser, prohibit, prevent or delay the Exchange Offer or the effectuation of the Amendment to the Indenture or impair Purchaser from realizing the anticipated benefits of the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, or the effectuation of the Amendment to the Indenture; or

(h) the Indenture Trustee shall have objected in any respect to, or taken any action that could, in the reasonable judgment of Purchaser, adversely affect the consummation of the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, the effectuation of the Amendment to the Indenture, or the entry into the New Indenture, or the Indenture Trustee shall have taken any action that challenges the validity or effectiveness of the procedures used in making the Exchange Offer, the exchange of 12% Senior Notes for New Senior Notes and the 12% Senior Notes Cash Payment under the Exchange Offer, the Proposed Amendment to the Indenture or the New Indenture.

The foregoing conditions are for the sole benefit of Purchaser and Purchaser may direct the Company, subject to compliance with applicable Laws, to cause the 12% Senior Notes Issuer to assert these conditions regardless of the circumstances giving rise to any such condition or Purchaser may direct the Company to cause the 12% Senior Notes Issuer to waive these conditions in whole or in part at any time and from time to time in Purchaser’s sole discretion. The failure by Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances; and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

ANNEX F

Disclosure Schedule

[Omitted]

Exhibit 1.01

Initial Investors of Junior Preferred Stock and Additional Returns

Initial Investors of the Junior Preferred Stock	Additional Returns (in US$)
AKV Altonig-Verwaltungs GmbH	76,000
Basso Fund, Ltd.	30,400
Basso Holdings Ltd.	554,800
Basso Multi-Strategy Holding Fund Ltd.	174,800
Capital Ventures International	380,000
Dr. Wolfgang Rupf	114,000
Fursa Master Global Event Driven Fund, LP	2,900,000
GPC LIX, LLC	145,000
Greenwich Investment Partners	285,000
Guggenheim Portfolio Company XXXI, LLC	188,960
Investcorp Silverback Arbitrage Master Fund Ltd.	47,500
Kenmont Special Opportunities Master Fund, LP	3,635,633
Linden Capital LP	570,000
Man Mac Miesque 10B Ltd.	2,423,756
Pandora Select Partners, LP	290,000
RHP Master Fund, Ltd.	95,000
Silver Oak Capital, LLC	570,000
Whitebox Convertible Arbitrage Partners, LP	1,693,040
Whitebox Hedged High Yield Partners, LP	1,015,000
Whitebox Intermarket Partners, LP	290,000
Total	15,478,889

EXHIBIT 4.01(d)(i)

Certificate of Designations of Series B-1 Preferred Stock

See Annex F-1 to the Proxy Statement

EXHIBIT 4.01(d)(ii)

Certificate of Designations of Series B-2 Preferred Stock

See Annex F-2 to the Proxy Statement

EXHIBIT 4.03(a)

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED OR THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING IN ALL SUCH JURISDICTIONS.

Issue Date:

WARRANT

to Purchase 33,653,960 shares of Common Stock of

TRANSMERIDIAN EXPLORATION INCORPORATED

a Delaware corporation

THIS IS TO CERTIFY THAT: Upon payment of the Exercise Price (as defined below), UNITED ENERGY GROUP LIMITED, an exempted company with limited liability existing under the laws of Bermuda (the “Initial Holder”) is entitled to purchase from TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “Company”), at any time and from time to time during the Exercise Period (as defined below) an aggregate of up to 33,653,960 shares of Common Stock (as defined below), in whole or in part, at the Exercise Price, all on the terms and conditions and subject to the adjustments provided for in this warrant (this “Warrant”). All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Investment Agreement (as defined below).

1. DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

“Common Stock” means (except where the context otherwise indicates), the Common Stock, $0.0006 par value per share, of the Company as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption; and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 3(d).

“Common Stock Equivalents” means any stock or security convertible into or exchangeable for Common Stock and any right, warrants or option to acquire Common Stock or any such convertible or exchangeable security.

“Exercise Period” means the period commencing as of the Original Issue Date and ending at 5:00 PM New York time on the Expiration Date.

“Exercise Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Until the Exercise Price is adjusted pursuant to the terms hereof, the Exercise Price shall be equal to the Original Exercise Price.

“Exercise Rate” means the number of shares of Common Stock issuable upon the exercise of the Warrant.

“Expiration Date” means the ten (10) year anniversary of the Original Issue Date, or such earlier date as all Warrants have been exercised pursuant hereto.

“Holder” means the Initial Holder and/or any registered assignee of the Initial Holder.

“Investment Agreement” means that certain Amended and Restated Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Investor Rights Agreement” means that certain Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Market Price” means, as of any date of determination, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which the Common Stock or securities are then traded, or if the Common Stock or securities are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the Pink Sheets LLC, or if the Common Stock is not publicly traded, then the Market Price for such day shall be the fair market value thereof determined in good faith by the Board, or in the event the Holder disagrees with such determination, based on the opinion of an investment banking firm of international reputation jointly selected by the Company and the Holder of this Warrant. All fees and expenses of such investment banking firm incurred in connection with the foregoing opinion shall be paid by the Company.

“Original Exercise Price” means, in respect of any share of Common Stock, $1.20 per share.

“Original Issue Date” means the one (1) year anniversary of the Closing Date.

“Other Warrants” means the warrants issued to the Initial Holder on the Closing Date pursuant to the terms of the Investment Agreement, other than this Warrant.

“Warrant Shares” at any time means the Common Stock then purchasable by the Holder upon the exercise of this Warrant.

2. EXERCISE OF WARRANT.

(a) Procedure. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period at the election of the Holder, upon surrender at the principal office of the Company of the certificate or certificates evidencing this Warrant with the form of election to purchase attached hereto as Exhibit A duly completed and signed (the “Purchase Form”), and upon payment to the Company of the Exercise Price.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of fully paid and non-assessable Warrant Shares to which such Holder shall be entitled upon such exercise, in such denomination or denominations as the Holder shall request; and

(ii) in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall countersign and deliver the required new Warrant certificate or certificates. When surrendered upon exercise of the Warrant, this Warrant shall be cancelled and disposed of by the Company.

(d) Payment of Exercise Price. Payment of the aggregate Exercise Price shall be made in either of the following forms, or at the Holder’s election, a combination thereof:

(i) (A) through a cash exercise by payment of immediately available funds in the form of a certified check or official bank check payable to the order of the Company or (B) by wire transfer of immediately available funds to such account as the Company may specify; or

(ii) in lieu of exercising this Warrant by payment of cash, if on the Exercise Date the Market Price is greater than the Exercise Price, the Holder may elect to receive shares of Common Stock equal in value to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the exercise form attached hereto as Exhibit B duly completed and signed (the “Exercise Form”), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y x (A-B)/A

where:

X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised.

A	=	the Market Price of one share of Common Stock as of the Exercise Date.

B	=	the Exercise Price.

(e) Restrictions on Exercise Amount. If the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable laws or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its shareholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

(f) Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and in lieu of such fractional shares the Company shall within five (5) Business Days following the Exercise Date make a cash payment therefor on the basis of the Market Price of one share of Common Stock on the Exercise Date, multiplied by the fraction represented by such fractional share.

(g) Registration. The Company shall number and register the Warrant certificates on the books of the Company maintained at its principal office. Warrant certificates shall be manually countersigned by the Company by a duly authorized officer and shall not be valid for any purpose unless so countersigned.

3. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as set forth in this Section 3.

(a) Adjustment for Change in Capital Stock. If at any time during the Exercise Period the Company:

(i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

(ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

(iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

(iv) issues, by reclassification of its shares of Common Stock, any shares of its capital stock; then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable; and

(2) the Exercise Price shall be adjusted to equal:

(A) the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii), (iii) or (iv) of this Section 3(a) shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Adjustment for Certain Issuances of Common Stock. If at any time during the Exercise Period the Company shall issue any shares of Common Stock, or shall issue any Common Stock Equivalents, for a consideration per share less than the Exercise Price then in effect immediately prior to the issuance of such Common Stock or Common Stock Equivalents, then, except as provided for in clause (iv) below, the Exercise Price in effect immediately prior to each such issuance shall be decreased to the amount determined in accordance with the following formula:

Exercise Price =	(P1 * Q1) + (P2 * Q2)
Q1 + Q2

where:

	P1	=	the Exercise Price in effect immediately prior to such issuance.

	Q1	=	the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance.

	P2	=	the average price per share received by the Company upon such issuance (determined in accordance with clauses (ii) and (iii) below).

	Q2	=	the number of shares of Common Stock and Common Stock Equivalents issued or sold, or deemed to have been issued or sold (in accordance with clause (iii) below) upon such issuance.

No further adjustment to the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise, conversion or exchange of any Common Stock Equivalents.

For purpose of any adjustment of the Exercise Price pursuant to this Section 3(b), the following provisions shall be applicable:

(i) The per share consideration for the sale or issuance of Common Stock Equivalents shall be the price per share received by the Company before payment of commissions, discounts and other expenses. The value of any non-cash consideration received or receivable upon the sale or issuance of Common Stock or Common Stock Equivalents shall be determined in good faith by the Board.

(ii) In the case of the sale or issuance of Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the aggregate consideration received by the Company upon the sale of issuance of such Common Stock Equivalents plus the minimum aggregate amount of any additional consideration receivable by the Company upon the conversion or exercise of such Common Stock Equivalents. Such maximum number of shares shall be deemed issued on the earlier of the payment date or record date for a distribution of Common Stock Equivalents.

(iii) If any Common Stock Equivalents included in adjustments under this Section 3(b) expire or terminate without the Common Stock to which they related having been issued, the Exercise Price shall be readjusted to eliminate the effect of the assumed issuance of such Common Stock. If any Common Stock Equivalents by their terms provide for subsequent increases in the additional consideration payable for the related Common Stock or for subsequent decreases in the number of shares of Common Stock obtainable, upon any such increase or decrease, the Exercise Price shall be appropriately readjusted to the extent such Common Stock Equivalents have not then expired or been exercised or converted. The aggregate increase in the Exercise Price caused by all such readjustments shall not exceed the decrease in Exercise Price made upon the issuance of the Common Stock Equivalents to which such readjustment relates.

(iv) The following issuances of Common Stock or Common Stock Equivalents shall be excluded from the adjustment of the Exercise Price: (A) any dividend or distribution on the Common Stock for which adjustment of the Exercise Price is made pursuant to Section 3(a) or 3(c); (B) shares of Common Stock issued to, or issuable upon exercise of Common Stock Equivalents issued to, employees, directors, consultants or advisors of the Company pursuant to a plan approved by the Board; (C) shares of Common Stock or Common Stock Equivalents issued as dividends on, or otherwise pursuant to, the New Preferred Stock or pursuant to other Common Stock Equivalents outstanding at the date hereof (including the Other Warrants); (D) shares of Common Stock issued to the Initial Holder pursuant to the terms of the Investment Agreement; and (E) the Shares of Newly Issued Common Stock.

(c) Certain Other Distributions. If at any time during the Exercise Period the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of: (i) cash; (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 3(a) hereof); or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (A) the numerator of which shall be the Exercise Price at the date of taking such record and (B) the denominator of which shall be such Exercise Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2) the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (B) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment.

A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(d) Adjustment for Mergers or Reorganizations, etc.

(i) If at any time during the Exercise Period there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all of the Company’s assets, property or business, or any merger involving the Company, in each case in which the Common Stock is converted into or exchanged for securities (including warrants or other subscription or purchase rights), cash or other property, or pursuant to which any such securities, cash or other property is to be received by or distributed to the holders of Common Stock of the Company (other than a transaction covered by Sections 3(a)-(c) above) (each, a “Reorganization Event”), then, following any such Reorganization Event, and without payment by the Holder of any additional consideration thereof, the Holder shall receive upon the exercise hereof the kind and amount of securities, cash or other property which the Holder would have been entitled to receive if, immediately prior to such Reorganization Event, the Holder had held the number of shares of Common Stock subject to this Warrant, giving application to all adjustments called for during such period under this Section 3 with respect to the rights of the Holder. The Company shall not effect any Reorganization Event unless, prior to the consummation thereof, the successor or surviving entity (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose stock, securities, assets or other property the holders of Common Stock are entitled to receive as a result of such Reorganization Event, assumes by written instrument (A) the obligations to deliver to each Holder such shares of stock, securities, assets or other property as, in accordance with the foregoing provisions, such Holder may be entitled to acquire and (B) the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 3.

(ii) The foregoing provisions of Section 3(d)(i) shall similarly apply to successive Reorganization Events and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined reasonably and in good faith by the Board. In all events, appropriate adjustment (as determined reasonably and in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Additional Adjustments. If at any time or from time to time during the Exercise Period the Company shall take any action in respect of its Common Stock, other than the payment of dividends described in Section 3 or any other action described in Section 3, then, unless such action will not have a materially adverse effect upon the rights of the Holder of this Warrant, the number of Warrant Shares for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances. In addition, in the event any shares of Common Stock shall be issued or sold by the Company for cash, the consideration payable therefor shall be deemed to be the amount payable therefor by the purchaser thereof, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

(f) Certain Limitations. During the Exercise Period the Company will take no action to increase the par value of the Common Stock to an amount in excess of the Exercise Price, including entering into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock, and the Company will not enter into any agreements inconsistent with the rights of the Holder hereunder.

(g) Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of Warrant Shares and the Exercise Price provided for in Section 3:

(i) When Adjustments to Be Made. The adjustments required by Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3(a)) up to, but not beyond, the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in a minimum adjustment or on the date of exercise, whichever is earlier.

(ii) Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(iii) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 3 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 3 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 3, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(iv) Escrow of Distribution. If after any property becomes distributable pursuant to Section 3 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a Holder of this Warrant exercises the Warrant during such time, then such Holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the Holder of this Warrant by the Company to be issued to the Holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

4. NOTICES TO WARRANT HOLDERS.

(a) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3, the Company shall, at its expense, promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Exercise Rate and Exercise Price and, in reasonable detail, the method of calculation of each, including the facts upon which such calculation is based) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of a Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments and readjustments; (ii) the Exercise Price then in effect; and (iii) the number of shares of

Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(b) Notice of Corporate Action. If at any time during the Exercise Period:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

(ii) there shall be any Reorganization Event;

(iii) there shall be any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(iv) there shall be any other event that would result in an adjustment pursuant to Section 3 in the Exercise Price or the Exercise Rate;

the Company will cause to be mailed to the Holder, at least twenty (20) days (or ten (10) days in any case specified in clause (i) above) before the applicable record date or effective date hereinafter specified, and in any event no later than the date the Company provides notice of the record date, effective date or event to its other security holders or the date that its transfer books are closed in respect thereof, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such dividends or distributions is to be determined or (B) the date on which any such Reorganization Event, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such Reorganization Event, dissolution, liquidation or winding-up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 19(m). Any Holder may change such Holder’s address as shown on the books of the Company or warrant register by written notice to the Company requesting such change.

(c) Failure to Give Notice. The failure to give the notice required by Section 4(b) hereof or any defect therein shall not affect the legality or validity of any dividend or distribution, Reorganization Event, dissolution, liquidation or winding-up or the vote upon any such action.

5. TRANSFER AND EXCHANGE.

(a) Transfers. The Warrants and the Warrant Shares shall be freely transferable after the Original Issue Date, subject to compliance with all applicable laws, including, but not limited to, the Securities Act or any applicable state securities laws, and the terms and conditions hereof.

(b) Acknowledgment and Representation. The Holder, by acceptance of this Warrant, acknowledges that this Warrant and the Warrant Shares which may be issued pursuant hereto have not been registered under the Securities Act or applicable state securities laws. The Holder, by acceptance of this Warrant, represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant Shares under the Securities Act or any applicable state securities laws and agrees not to distribute or resell any Warrant Shares if such distribution or resale would constitute a violation of the Securities Act or any applicable state securities laws or would cause the issuance by the Company of the Warrant or the Warrant Shares to be in violation of the Securities Act or any applicable state securities laws. Any exercise hereof by the Holder shall constitute a representation by the Holder that the Holder is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and that the Warrant Shares are not being acquired with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or applicable state securities laws.

(c) Certain Transfers. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares, as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(d) Expenses. If the Holder proposes to transfer the Warrant in accordance with the terms and conditions hereof, then the Holder shall be responsible for any reasonable expenses incurred by the Company in connection with such transfer.

(e) Mechanics of Transfer. Subject to the foregoing, this Warrant may be transferred and assigned upon surrender of this Warrant to the Company at its principal office or to the Company’s agent at its office, with the warrant Assignment Form substantially in the form attached hereto as Exhibit D (the “Assignment Form”) duly completed and signed, and accompanied by funds sufficient to pay any transfer tax, except that no transfer or assignment of this Warrant may be made unless the transferee has agreed in writing for the benefit of the Company to be bound by the provisions of this Section 5, to the extent this Section 5 is then applicable. Upon such surrender and, if required, such payment, the Company shall as promptly as practicable, and in any event within five (5) Business Days, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form, and in the denomination specified therein, and shall issue to and in the name of the Holder that is the transferor or assignor a new Warrant evidencing the portion of this Warrant not so transferred or assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 5, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

(f) Exchange of Warrants. This Warrant (as well as any new or replacement Warrants in respect hereof) is exchangeable, upon the surrender by the Holder hereof, at the principal office of the Company for any number of new Warrants of like terms, tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder. This Warrant may be divided or combined with other Warrants upon presentation hereof at the principle office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Sections 5(b) and (c) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice and Sections 5(b) and (c). The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 5. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

6. REPRESENTATIONS.

(a) Representations by the Company. The Company hereby represents and warrants as of the date hereof as follows:

(i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder; and

(ii) the Company represents that all corporate actions on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of this Warrant have been taken. This Warrant has been duly authorized, executed and delivered by the Company, and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

(b) Representations by the Holder. The Holder hereby represents and warrants as follows:

(i) this Warrant and the right to acquire the Warrant Shares issuable upon exercise of the Holder’s rights contained herein will be acquired for investment for the Holder’s own account and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same;

(ii) the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant or any of the Warrant Shares issuable upon exercise of the Holder’s rights contained herein; and

(iii) the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

7. TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the Holder for any tax or other cost incurred by the Company in respect of any such issue; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. LEGEND. Each certificate representing Warrant Shares (unless registered under the Securities Act) shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SHARES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED, UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as (i) they become eligible for resale pursuant to Rule 144 without restriction under the Securities Act or (ii) the Company shall have received either an opinion of counsel or a “no-action” letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Securities Act and applicable state securities laws.

9. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or other constitutional or similar documents, through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the Exercise Period acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

10. STOCK FULLY PAID. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of any Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests, and other encumbrances or restrictions on sale, and free of all preemptive rights.

11. RESERVATION OF STOCK.

(a) The Company shall at all times during the Exercise Period reserve and keep available, free from preemptive rights and solely for issuance and delivery pursuant to this Warrant, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of the Warrant in full (without regard to any ownership limitations provided in Section 11(c)).

(b) The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times during the Exercise Period to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of the Warrant. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 2(f). The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Sections 4 and 18 hereof.

(c) The Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations hereunder, including before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of the Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered. In the event the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

12. LOSS OR MUTILATION. Upon receipt by the Company or its agent of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and if requested by the Company, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company or its agent shall, at the Company’s expense, execute and deliver a new Warrant of like tenor and date to the Holder in exchange for this Warrant.

13. OBTAINING STOCK EXCHANGE LISTINGS. During the Exercise Period the Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the U.S. on which other shares of Common Stock are then listed. In the event that, at any time during the Exercise Period, the Common Stock is not listed on any principal securities exchanges or markets within the U.S., the Company will use its reasonable best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority relating to trading in the Private Offering, Resale and Trading through Automated Linkages market.

14. REGISTRY. The Company will register this Warrant in the Warrant register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

15. NO RIGHTS AS STOCKHOLDER. The Holder shall not, by virtue hereof, and until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, in each case as provided herein, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and the Investor Rights Agreement.

16. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

17. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

18. OFFICER’S CERTIFICATES. Whenever the number of Warrant Shares that may be purchased on exercise of this Warrant or the Exercise Price is adjusted as required by the provisions of Section 3 hereof, the Company will forthwith file in the custody of its Secretary (or its equivalent) at its principal office and at the office of its agent an officer’s certificate showing the adjusted number of Warrant Shares that may be purchased at the Exercise Price on the exercise of this Warrant and the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer’s certificate shall be signed by the Chief Executive Officer, President or Chief Financial Officer of the Company. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder. The Company shall, forthwith after each such adjustment, cause such certificate to be mailed to the Holder.

19. MISCELLANEOUS.

(a) Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Holder and the Company. If at any time during the Exercise Period this Warrant is split into multiple Warrants, any consent to be given by the Holder with respect to any amendment hereto shall be made by the Holders of Warrants exercisable for a majority of the unissued Warrant Shares, provided that no amendment may change the Exercise Price without the written consent of the Holders of all of the Warrants.

(b) Other Rights. The registration rights and all other rights of the Initial Holder with respect to the Common Stock provided for under the Investor Rights Agreement and the Investment Agreement shall also extend and apply with respect to any and all Warrant Shares issued upon the exercise of this Warrant to the Initial Holder, or any other Holder if and to the same extent as the rights under the Investor Rights Agreement and Investment Agreement are transferable or assignable, if so transferred or assigned.

(c) Assignment; Successors. This Warrant shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

(d) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Warrant were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(e) Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (other than those provisions set forth herein that are required to be governed by the DGCL). All actions and proceedings arising out of or relating to this Warrant shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in The City of New York for the purpose of any Action arising out of or relating to this Warrant brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Warrant or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other party hereto have been induced to enter into this Warrant and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 19(f).

(g) Headings. The descriptive headings contained in this Warrant are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Warrant.

(h) Severability. If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i) Cumulative Remedies. The rights and remedies provided by this Warrant are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies.

Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(j) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Warrant and that no presumption for or against any party arising out of drafting all or any part of this Warrant will be applied in any dispute relating to, in connection with or involving this Warrant. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

(k) Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of any Holder, and of any holder of the Warrant Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.

(l) Counterparts. This Warrant may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(m) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier, by facsimile upon written confirmation of delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 19(m)):

If to the Initial Holder, at:

United Energy Group Limited

Unit 2112, Two Pacific Place

88 Queensway

Central, Hong Kong

Attention: Rachel Zhang, Executive Director

Facsimile: +852 2522 6938

with a copy to:

Shearman & Sterling LLP

12th Floor Gloucester Tower

The Landmark, 11 Pedder Street

Central, Hong Kong

Attention: Paul Strecker

Facsimile: +852 2978 8099

If to the Company, at:

Transmeridian Exploration Incorporated

5847 San Felipe, Suite 4300

Houston, Texas 77057

U.S.A.

Attention: Chief Financial Officer

Facsimile: +1 713 781 6593

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002-5200

U.S.A.

Attention: James L. Rice III

Facsimile: +1 713 236 0822

If to any Holder (besides the Initial Holder), at its last known address appearing on the books of the Company maintained for such purpose or at such other address as may be substituted by notice given as herein provided.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of                                 , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

Address:	5847 San Felipe, Suite 4300 Houston, Texas 77057 U.S.A.

ACCEPTED AND AGREED:

By:
Title:

Address:

EXHIBIT A

PURCHASE FORM

TO:	TRANSMERIDIAN EXPLORATION INCORPORATED Attention: [ ]

The undersigned hereby elects to purchase              shares of Common Stock of Transmeridian Exploration Incorporated (the “Warrant Shares”) pursuant to the terms of the attached Warrant.

The undersigned elects to exercise the attached Warrant by means of a cash payment in the amount of US$            , and tenders herewith payment in full thereof, for the purchase price of the Warrant Shares, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and the undersigned has no present intention of distributing or reselling such shares.

, a corporation

Date
By:
Name:
Title:

EXHIBIT B

EXERCISE FORM

The undersigned Holder exercises the right to purchase              Warrant Shares, evidenced by the enclosed Warrant and requests that the Company exchange the Warrant for the Warrant Shares as provided in Section 2(d) of the Warrant.

Date:

Holder

[Holder Name]

By:

Its:

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

If the foregoing exercise is not for all of the Common Stock purchasable under the Warrant, please register and deliver a new Warrant for the unexercised portion as follows:

Name to appear on

the Warrant:

                                    (Please Print)

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

Calculation of Cashless Exercise:

X = Y (A-B)

    A

where       X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares in respect of which this cashless exercise election.

A = the Market Price of the Common Stock as of the Exercise Date.

B = the Exercise Price in effect under the Warrant at the time the cashless exercised election is made.

Total number of Warrant Shares issuable:

Total number of Warrant Shares to be issued:

EXHIBIT C

INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the “Warrants”) to purchase                  shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”)][                     shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”) upon the exercise of warrants by                     ], by                          (the “Holder”) from                 , the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the [Warrants and the shares of Common Stock issuable upon the exercise thereof] [shares of Common Stock] (collectively, the “Securities”).

The Holder, by acceptance of the [Warrants] [shares of Common Stock], represents and warrants to the Company that the [Warrants and all securities acquired upon any and all exercises of the Warrants] [shares of Common Stock] are purchased for the Holder’s own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel reasonably acceptable to the Company such Securities may be sold without registration under the Act:

[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION, AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED OFFER, SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this          day of                      20        .

[Name]

By:
Name:
Title:

EXHIBIT D

ASSIGNMENT FORM

(To be signed only upon assignment or transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                                               the rights represented by the attached Warrant to purchase                          shares of                                                       of TRANSMERIDIAN EXPLORATION INCORPORATED to which the attached Warrant relates, and appoints                                  Attorney to transfer such right on the books of                                 , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of:

EXHIBIT 4.03(b)

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED OR THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING IN ALL SUCH JURISDICTIONS.

Issue Date:

WARRANT

to Purchase 5,000,000 shares of Common Stock of

TRANSMERIDIAN EXPLORATION INCORPORATED

a Delaware corporation

THIS IS TO CERTIFY THAT: Upon payment of the Exercise Price (as defined below), UNITED ENERGY GROUP LIMITED, an exempted company with limited liability existing under the laws of Bermuda (the “Initial Holder”) is entitled to purchase from TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “Company”), at any time and from time to time during the Exercise Period (as defined below) an aggregate of up to 5,000,000 shares of Common Stock (as defined below), in whole or in part, at the Exercise Price, all on the terms and conditions and subject to the adjustments provided for in this warrant (this “Warrant”). All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Investment Agreement (as defined below).

1. DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

“Common Stock” means (except where the context otherwise indicates), the Common Stock, $0.0006 par value per share, of the Company as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption; and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 3(d).

“Common Stock Equivalents” means any stock or security convertible into or exchangeable for Common Stock and any right, warrants or option to acquire Common Stock or any such convertible or exchangeable security.

“Exercise Period” means the period commencing as of the Original Issue Date and ending at 5:00 PM New York time on the Expiration Date.

“Exercise Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Until the Exercise Price is adjusted pursuant to the terms hereof, the Exercise Price shall be equal to the Original Exercise Price.

“Exercise Rate” means the number of shares of Common Stock issuable upon the exercise of the Warrant.

“Expiration Date” means the ten (10) year anniversary of the Original Issue Date, or such earlier date as all Warrants have been exercised pursuant hereto.

“Holder” means the Initial Holder and/or any registered assignee of the Initial Holder.

“Investment Agreement” means that certain Amended and Restated Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Investor Rights Agreement” means that certain Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Market Price” means, as of any date of determination, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which the Common Stock or securities are then traded, or if the Common Stock or securities are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the Pink Sheets LLC, or if the Common Stock is not publicly traded, then the Market Price for such day shall be the fair market value thereof determined in good faith by the Board, or in the event the Holder disagrees with such determination, based on the opinion of an investment banking firm of international reputation jointly selected by the Company and the Holder of this Warrant. All fees and expenses of such investment banking firm incurred in connection with the foregoing opinion shall be paid by the Company.

“Original Exercise Price” means, in respect of any share of Common Stock, $1.00 per share.

“Original Issue Date” means the one (1) year anniversary of the Closing Date.

“Other Warrants” means the warrants issued to the Initial Holder on the Closing Date pursuant to the terms of the Investment Agreement, other than this Warrant.

“Warrant Shares” at any time means the Common Stock then purchasable by the Holder upon the exercise of this Warrant.

2. EXERCISE OF WARRANT.

(a) Procedure. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period at the election of the Holder, upon surrender at the principal office of the Company of the certificate or certificates evidencing this Warrant with the form of election to purchase attached hereto as Exhibit A duly completed and signed (the “Purchase Form”), and upon payment to the Company of the Exercise Price.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of fully paid and non-assessable Warrant Shares to which such Holder shall be entitled upon such exercise, in such denomination or denominations as the Holder shall request; and

(ii) in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall countersign and deliver the required new Warrant certificate or certificates. When surrendered upon exercise of the Warrant, this Warrant shall be cancelled and disposed of by the Company.

(d) Payment of Exercise Price. Payment of the aggregate Exercise Price shall be made in either of the following forms, or at the Holder’s election, a combination thereof:

(i) (A) through a cash exercise by payment of immediately available funds in the form of a certified check or official bank check payable to the order of the Company or (B) by wire transfer of immediately available funds to such account as the Company may specify; or

(ii) in lieu of exercising this Warrant by payment of cash, if on the Exercise Date the Market Price is greater than the Exercise Price, the Holder may elect to receive shares of Common Stock equal in value to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the exercise form attached hereto as Exhibit B duly completed and signed (the “Exercise Form”), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y x (A-B)/A

where:

X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised.

A	=	the Market Price of one share of Common Stock as of the Exercise Date.

B	=	the Exercise Price.

(e) Restrictions on Exercise Amount. If the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable laws or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its shareholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

(f) Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and in lieu of such fractional shares the Company shall within five (5) Business Days following the Exercise Date make a cash payment therefor on the basis of the Market Price of one share of Common Stock on the Exercise Date, multiplied by the fraction represented by such fractional share.

(g) Registration. The Company shall number and register the Warrant certificates on the books of the Company maintained at its principal office. Warrant certificates shall be manually countersigned by the Company by a duly authorized officer and shall not be valid for any purpose unless so countersigned.

3. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as set forth in this Section 3.

(a) Adjustment for Change in Capital Stock. If at any time during the Exercise Period the Company:

(i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

(ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

(iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

(iv) issues, by reclassification of its shares of Common Stock, any shares of its capital stock; then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable; and

(2) the Exercise Price shall be adjusted to equal:

(A) the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii), (iii) or (iv) of this Section 3(a) shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Adjustment for Certain Issuances of Common Stock. If at any time during the Exercise Period the Company shall issue any shares of Common Stock, or shall issue any Common Stock Equivalents, for a consideration per share less than the Exercise Price then in effect immediately prior to the issuance of such Common Stock or Common Stock Equivalents, then, except as provided for in clause (iv) below, the Exercise Price in effect immediately prior to each such issuance shall be decreased to the amount determined in accordance with the following formula:

Exercise Price	=	(P1 * Q1)	+	(P2 * Q2)
Q1 + Q2

where:

P1	=	the Exercise Price in effect immediately prior to such issuance.
Q1	=	the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance.

P2	=	the average price per share received by the Company upon such issuance (determined in accordance with clauses (ii) and (iii) below).
Q2	=	the number of shares of Common Stock and Common Stock Equivalents issued or sold, or deemed to have been issued or sold (in accordance with clause (iii) below) upon such issuance.

No further adjustment to the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise, conversion or exchange of any Common Stock Equivalents.

For purpose of any adjustment of the Exercise Price pursuant to this Section 3(b), the following provisions shall be applicable:

(i) The per share consideration for the sale or issuance of Common Stock Equivalents shall be the price per share received by the Company before payment of commissions, discounts and other expenses. The value of any non-cash consideration received or receivable upon the sale or issuance of Common Stock or Common Stock Equivalents shall be determined in good faith by the Board.

(ii) In the case of the sale or issuance of Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the aggregate consideration received by the Company upon the sale of issuance of such Common Stock Equivalents plus the minimum aggregate amount of any additional consideration receivable by the Company upon the conversion or exercise of such Common Stock Equivalents. Such maximum number of shares shall be deemed issued on the earlier of the payment date or record date for a distribution of Common Stock Equivalents.

(iii) If any Common Stock Equivalents included in adjustments under this Section 3(b) expire or terminate without the Common Stock to which they related having been issued, the Exercise Price shall be readjusted to eliminate the effect of the assumed issuance of such Common Stock. If any Common Stock Equivalents by their terms provide for subsequent increases in the additional consideration payable for the related Common Stock or for subsequent decreases in the number of shares of Common Stock obtainable, upon any such increase or decrease, the Exercise Price shall be appropriately readjusted to the extent such Common Stock Equivalents have not then expired or been exercised or converted. The aggregate increase in the Exercise Price caused by all such readjustments shall not exceed the decrease in Exercise Price made upon the issuance of the Common Stock Equivalents to which such readjustment relates.

(iv) The following issuances of Common Stock or Common Stock Equivalents shall be excluded from the adjustment of the Exercise Price: (A) any dividend or distribution on the Common Stock for which adjustment of the Exercise Price is made pursuant to Section 3(a) or 3(c); (B) shares of Common Stock issued to, or issuable upon exercise of Common Stock Equivalents issued to, employees, directors, consultants or advisors of the Company pursuant to a plan approved by the Board; (C) shares of Common Stock or Common Stock Equivalents issued as dividends on, or otherwise pursuant to, the New Preferred Stock or pursuant to other Common Stock Equivalents outstanding at the date hereof (including the Other Warrants); (D) shares of Common Stock issued to the Initial Holder pursuant to the terms of the Investment Agreement; and (E) the Shares of Newly Issued Common Stock.

(c) Certain Other Distributions. If at any time during the Exercise Period the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of: (i) cash; (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 3(a) hereof); or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (A) the numerator of which shall be the Exercise Price at the date of taking such record and (B) the denominator of which shall be such Exercise Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2) the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (B) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment.

A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(d) Adjustment for Mergers or Reorganizations, etc.

(i) If at any time during the Exercise Period there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all of the Company’s assets, property or business, or any merger involving the Company, in each case in which the Common Stock is converted into or exchanged for securities (including warrants or other subscription or purchase rights), cash or other property, or pursuant to which any such securities, cash or other property is to be received by or distributed to the holders of Common Stock of the Company (other than a transaction covered by Sections 3(a)-(c) above) (each, a “Reorganization Event”), then, following any such Reorganization Event, and without payment by the Holder of any additional consideration thereof, the Holder shall receive upon the exercise hereof the kind and amount of securities, cash or other property which the Holder would have been entitled to receive if, immediately prior to such Reorganization Event, the Holder had held the number of shares of Common Stock subject to this Warrant, giving application to all adjustments called for during such period under this Section 3 with respect to the rights of the Holder. The Company shall not effect any Reorganization Event unless, prior to the consummation thereof, the successor or surviving entity (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose stock, securities, assets or other property the holders of Common Stock are entitled to receive as a result of such Reorganization Event, assumes by written instrument (A) the obligations to deliver to each Holder such shares of stock, securities, assets or other property as, in accordance with the foregoing provisions, such Holder may be entitled to acquire and (B) the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 3.

(ii) The foregoing provisions of Section 3(d)(i) shall similarly apply to successive Reorganization Events and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined reasonably and in good faith by the Board. In all events, appropriate adjustment (as determined reasonably and in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Additional Adjustments. If at any time or from time to time during the Exercise Period the Company shall take any action in respect of its Common Stock, other than the payment of dividends described in Section 3 or any other action described in Section 3, then, unless such action will not have a materially adverse effect upon the rights of the Holder of this Warrant, the number of Warrant Shares for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances. In addition, in the event any shares of Common Stock shall be issued or sold by the Company for cash, the consideration payable therefor shall be deemed to be the amount payable therefor by the purchaser thereof, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

(f) Certain Limitations. During the Exercise Period the Company will take no action to increase the par value of the Common Stock to an amount in excess of the Exercise Price, including entering into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock, and the Company will not enter into any agreements inconsistent with the rights of the Holder hereunder.

(g) Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of Warrant Shares and the Exercise Price provided for in Section 3:

(i) When Adjustments to Be Made. The adjustments required by Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3(a)) up to, but not beyond, the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in a minimum adjustment or on the date of exercise, whichever is earlier.

(ii) Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(iii) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 3 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 3 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 3, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(iv) Escrow of Distribution. If after any property becomes distributable pursuant to Section 3 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a Holder of this Warrant exercises the Warrant during such time, then such Holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the Holder of this Warrant by the Company to be issued to the Holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

4. NOTICES TO WARRANT HOLDERS.

(a) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3, the Company shall, at its expense, promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Exercise Rate and Exercise Price and, in reasonable detail, the method of calculation of each, including the facts upon which such calculation is based) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of a Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments and readjustments; (ii) the Exercise Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(b) Notice of Corporate Action. If at any time during the Exercise Period:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

(ii) there shall be any Reorganization Event;

(iii) there shall be any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(iv) there shall be any other event that would result in an adjustment pursuant to Section 3 in the Exercise Price or the Exercise Rate;

the Company will cause to be mailed to the Holder, at least twenty (20) days (or ten (10) days in any case specified in clause (i) above) before the applicable record date or effective date hereinafter specified, and in any event no later than the date the Company provides notice of the record date, effective date or event to its other security holders or the date that its transfer books are closed in respect thereof, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such dividends or distributions is to be determined or (B) the date on which any such Reorganization Event, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such Reorganization Event, dissolution, liquidation or winding-up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 19(m). Any Holder may change such Holder’s address as shown on the books of the Company or warrant register by written notice to the Company requesting such change.

(c) Failure to Give Notice. The failure to give the notice required by Section 4(b) hereof or any defect therein shall not affect the legality or validity of any dividend or distribution, Reorganization Event, dissolution, liquidation or winding-up or the vote upon any such action.

5. TRANSFER AND EXCHANGE.

(a) Transfers. The Warrants and the Warrant Shares shall be freely transferable after the Original Issue Date, subject to compliance with all applicable laws, including, but not limited to, the Securities Act or any applicable state securities laws, and the terms and conditions hereof.

(b) Acknowledgment and Representation. The Holder, by acceptance of this Warrant, acknowledges that this Warrant and the Warrant Shares which may be issued pursuant hereto have not been registered under the Securities Act or applicable state securities laws. The Holder, by acceptance of this Warrant, represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant Shares under the Securities Act or any applicable state securities laws and agrees not to distribute or resell any Warrant Shares if such distribution or resale would constitute a violation of the Securities Act or any applicable state securities laws or would cause the issuance by the Company of the Warrant or the Warrant Shares to be in violation of the Securities Act or any applicable state securities laws. Any exercise hereof by the Holder shall constitute a representation by the Holder that the Holder is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and that the Warrant Shares are not being acquired with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or applicable state securities laws.

(c) Certain Transfers. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares, as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(d) Expenses. If the Holder proposes to transfer the Warrant in accordance with the terms and conditions hereof, then the Holder shall be responsible for any reasonable expenses incurred by the Company in connection with such transfer.

(e) Mechanics of Transfer. Subject to the foregoing, this Warrant may be transferred and assigned upon surrender of this Warrant to the Company at its principal office or to the Company’s agent at its office, with the warrant Assignment Form substantially in the form attached hereto as Exhibit D (the “Assignment Form”) duly completed and signed, and accompanied by funds sufficient to pay any transfer tax, except that no transfer or assignment of this Warrant may be made unless the transferee has agreed in writing for the benefit of the Company to be bound by the provisions of this Section 5, to the extent this Section 5 is then applicable. Upon such surrender and, if required, such payment, the Company shall as promptly as practicable, and in any event within five (5) Business Days, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form, and in the denomination specified therein, and shall issue to and in the name of the Holder that is the transferor or assignor a new Warrant evidencing the portion of this Warrant not so transferred or assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 5, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

(f) Exchange of Warrants. This Warrant (as well as any new or replacement Warrants in respect hereof) is exchangeable, upon the surrender by the Holder hereof, at the principal office of the Company for any number of new Warrants of like terms, tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder. This Warrant may be divided or combined with other Warrants upon presentation hereof at the principle office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Sections 5(b) and (c) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice and Sections 5(b) and (c). The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 5. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

6. REPRESENTATIONS.

(a) Representations by the Company. The Company hereby represents and warrants as of the date hereof as follows:

(i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder; and

(ii) the Company represents that all corporate actions on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of this Warrant have been taken. This Warrant has been duly authorized, executed and delivered by the Company, and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

(b) Representations by the Holder. The Holder hereby represents and warrants as follows:

(i) this Warrant and the right to acquire the Warrant Shares issuable upon exercise of the Holder’s rights contained herein will be acquired for investment for the Holder’s own account and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same;

(ii) the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant or any of the Warrant Shares issuable upon exercise of the Holder’s rights contained herein; and

(iii) the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

7. TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the Holder for any tax or other cost incurred by the Company in respect of any such issue; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. LEGEND. Each certificate representing Warrant Shares (unless registered under the Securities Act) shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SHARES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED, UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as (i) they become eligible for resale pursuant to Rule 144 without restriction under the Securities Act or (ii) the Company shall have received either an opinion of counsel or a “no-action” letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Securities Act and applicable state securities laws.

9. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or other constitutional or similar documents, through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the Exercise Period acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

10. STOCK FULLY PAID. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of any Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests, and other encumbrances or restrictions on sale, and free of all preemptive rights.

11. RESERVATION OF STOCK.

(a) The Company shall at all times during the Exercise Period reserve and keep available, free from preemptive rights and solely for issuance and delivery pursuant to this Warrant, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of the Warrant in full (without regard to any ownership limitations provided in Section 11(c)).

(b) The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times during the Exercise Period to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of the Warrant. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 2(f). The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Sections 4 and 18 hereof.

(c) The Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations hereunder, including before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of the Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered. In the event the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

12. LOSS OR MUTILATION. Upon receipt by the Company or its agent of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and if requested by the Company, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company or its agent shall, at the Company’s expense, execute and deliver a new Warrant of like tenor and date to the Holder in exchange for this Warrant.

13. OBTAINING STOCK EXCHANGE LISTINGS. During the Exercise Period the Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the U.S. on which other shares of Common Stock are then listed. In the event that, at any time during the Exercise Period, the Common Stock is not listed on any principal securities exchanges or markets within the U.S., the Company will use its reasonable best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority relating to trading in the Private Offering, Resale and Trading through Automated Linkages market.

14. REGISTRY. The Company will register this Warrant in the Warrant register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

15. NO RIGHTS AS STOCKHOLDER. The Holder shall not, by virtue hereof, and until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, in each case as provided herein, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and the Investor Rights Agreement.

16. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

17. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

18. OFFICER’S CERTIFICATES. Whenever the number of Warrant Shares that may be purchased on exercise of this Warrant or the Exercise Price is adjusted as required by the provisions of Section 3 hereof, the Company will forthwith file in the custody of its Secretary (or its equivalent) at its principal office and at the office of its agent an officer’s certificate showing the adjusted number of Warrant Shares that may be purchased at the Exercise Price on the exercise of this Warrant and the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer’s certificate shall be signed by the Chief Executive Officer, President or Chief Financial Officer of the Company. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder. The Company shall, forthwith after each such adjustment, cause such certificate to be mailed to the Holder.

19. MISCELLANEOUS.

(a) Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Holder and the Company. If at any time during the Exercise Period this Warrant is split into multiple Warrants, any consent to be given by the Holder with respect to any amendment hereto shall be made by the Holders of Warrants exercisable for a majority of the unissued Warrant Shares, provided that no amendment may change the Exercise Price without the written consent of the Holders of all of the Warrants.

(b) Other Rights. The registration rights and all other rights of the Initial Holder with respect to the Common Stock provided for under the Investor Rights Agreement and the Investment Agreement shall also extend and apply with respect to any and all Warrant Shares issued upon the exercise of this Warrant to the Initial Holder, or any other Holder if and to the same extent as the rights under the Investor Rights Agreement and Investment Agreement are transferable or assignable, if so transferred or assigned.

(c) Assignment; Successors. This Warrant shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

(d) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Warrant were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(e) Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (other than those provisions set forth herein that are required to be governed by the DGCL). All actions and proceedings arising out of or relating to this Warrant shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in The City of New York for the purpose of any Action arising out of or relating to this Warrant brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Warrant or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other party hereto have been induced to enter into this Warrant and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 19(f).

(g) Headings. The descriptive headings contained in this Warrant are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Warrant.

(h) Severability. If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i) Cumulative Remedies. The rights and remedies provided by this Warrant are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(j) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Warrant and that no presumption for or against any party arising out of drafting all or any part of this Warrant will be applied in any dispute relating to, in connection with or involving this Warrant. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

(k) Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of any Holder, and of any holder of the Warrant Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.

(l) Counterparts. This Warrant may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(m) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier, by facsimile upon written confirmation of delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 19(m)):

If to the Initial Holder, at:

United Energy Group Limited

Unit 2112, Two Pacific Place 88 Queensway

Central, Hong Kong

Attention: Rachel Zhang, Executive Director

Facsimile: +852 2522 6938

with a copy to:

Shearman & Sterling LLP 12th Floor Gloucester Tower

The Landmark, 11 Pedder Street

Central, Hong Kong

Attention: Paul Strecker

Facsimile: +852 2978 8099

If to the Company, at:

Transmeridian Exploration Incorporated

5847 San Felipe, Suite 4300

Houston, Texas 77057

U.S.A.

Attention: Chief Financial Officer

Facsimile: +1 713 781 6593

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002-5200

U.S.A. Attention: James L. Rice III

Facsimile: +1 713 236 0822

If to any Holder (besides the Initial Holder), at its last known address appearing on the books of the Company maintained for such purpose or at such other address as may be substituted by notice given as herein provided.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of                     , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name: Title:

Address:	5847 San Felipe, Suite 4300 Houston, Texas 77057 U.S.A.

ACCEPTED AND AGREED:

By:
Title:

Address:

EXHIBIT A

PURCHASE FORM

TO:	TRANSMERIDIAN EXPLORATION INCORPORATED Attention: [ ]

The undersigned hereby elects to purchase             shares of Common Stock of Transmeridian Exploration Incorporated (the “Warrant Shares”) pursuant to the terms of the attached Warrant.

The undersigned elects to exercise the attached Warrant by means of a cash payment in the amount of US$            , and tenders herewith payment in full thereof, for the purchase price of the Warrant Shares, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and the undersigned has no present intention of distributing or reselling such shares.

,

a corporation

Date

By:
Name:
Title:

EXHIBIT B

EXERCISE FORM

The undersigned Holder exercises the right to purchase              Warrant Shares, evidenced by the enclosed Warrant and requests that the Company exchange the Warrant for the Warrant Shares as provided in Section 2(d) of the Warrant.

Date:

Holder

[Holder Name]

By:

Its:

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

If the foregoing exercise is not for all of the Common Stock purchasable under the Warrant, please register and deliver a new Warrant for the unexercised portion as follows:

Name to appear on

the Warrant:

(Please Print)

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

Calculation of Cashless Exercise:

X = Y (A-B)

A

where X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares in respect of which this cashless exercise election.

A = the Market Price of the Common Stock as of the Exercise Date.

B = the Exercise Price in effect under the Warrant at the time the cashless exercised election is made.

Total number of Warrant Shares issuable:

Total number of Warrant Shares to be issued:

EXHIBIT C

INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the “Warrants”) to purchase              shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”)][             shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”) upon the exercise of warrants by             ], by              (the “Holder”) from             , the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the [Warrants and the shares of Common Stock issuable upon the exercise thereof] [shares of Common Stock] (collectively, the “Securities”).

The Holder, by acceptance of the [Warrants] [shares of Common Stock], represents and warrants to the Company that the [Warrants and all securities acquired upon any and all exercises of the Warrants] [shares of Common Stock] are purchased for the Holder’s own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel reasonably acceptable to the Company such Securities may be sold without registration under the Act:

[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION, AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED OFFER, SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this              day of              20        .

[Name]

By:
Name:
Title:

EXHIBIT D

ASSIGNMENT FORM (To be signed only upon assignment or transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                                           the rights represented by the attached Warrant to purchase              shares of                                                   of TRANSMERIDIAN EXPLORATION INCORPORATED to which the attached Warrant relates, and appoints              Attorney to transfer such right on the books of             , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of:

EXHIBIT 4.04(a)(ii)

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED OR THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING IN ALL SUCH JURISDICTIONS.

Issue Date:

WARRANT

to Purchase 150,000,000 shares of Common Stock of

TRANSMERIDIAN EXPLORATION INCORPORATED

a Delaware corporation

THIS IS TO CERTIFY THAT: Upon payment of the Exercise Price (as defined below), UNITED ENERGY GROUP LIMITED, an exempted company with limited liability existing under the laws of Bermuda (the “Initial Holder”) is entitled to purchase from TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “Company”), at any time and from time to time during the Exercise Period (as defined below) an aggregate of up to 150,000,000 shares of Common Stock (as defined below), in whole or in part, at the Exercise Price, all on the terms and conditions and subject to the adjustments provided for in this warrant (this “Warrant”). All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Investment Agreement (as defined below).

1. DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

“Common Stock” means (except where the context otherwise indicates), the Common Stock, $0.0006 par value per share, of the Company as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption; and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 3(d).

“Common Stock Equivalents” means any stock or security convertible into or exchangeable for Common Stock and any right, warrants or option to acquire Common Stock or any such convertible or exchangeable security.

“Exercise Period” means the period commencing as of the Original Issue Date and ending at 5:00 PM New York time on the Expiration Date.

“Exercise Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Until the Exercise Price is adjusted pursuant to the terms hereof, the Exercise Price shall be equal to the Original Exercise Price.

“Exercise Rate” means the number of shares of Common Stock issuable upon the exercise of the Warrant.

“Expiration Date” means the ten (10) year anniversary of the Original Issue Date, or such earlier date as all Warrants have been exercised pursuant hereto.

“Holder” means the Initial Holder and/or any registered assignee of the Initial Holder.

“Investment Agreement” means that certain Amended and Restated Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Investor Rights Agreement” means that certain Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Market Price” means, as of any date of determination, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which the Common Stock or securities are then traded, or if the Common Stock or securities are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the Pink Sheets LLC, or if the Common Stock is not publicly traded, then the Market Price for such day shall be the fair market value thereof determined in good faith by the Board, or in the event the Holder disagrees with such determination, based on the opinion of an investment banking firm of international reputation jointly selected by the Company and the Holder of this Warrant. All fees and expenses of such investment banking firm incurred in connection with the foregoing opinion shall be paid by the Company.

“Original Exercise Price” means, in respect of any share of Common Stock, $0.60 per share.

“Original Issue Date” means the one (1) year anniversary of the Closing Date .

“Other Warrants” means the warrants issued to the Initial Holder on the Closing Date pursuant to the terms of the Investment Agreement, other than this Warrant.

“Warrant Shares” at any time means the Common Stock then purchasable by the Holder upon the exercise of this Warrant.

2. EXERCISE OF WARRANT.

(a) Procedure. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period at the election of the Holder, upon surrender at the principal office of the Company of the certificate or certificates evidencing this Warrant with the form of election to purchase attached hereto as Exhibit A duly completed and signed (the “Purchase Form”), and upon payment to the Company of the Exercise Price.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of fully paid and non-assessable Warrant Shares to which such Holder shall be entitled upon such exercise, in such denomination or denominations as the Holder shall request; and

(ii) in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall countersign and deliver the required new Warrant certificate or certificates. When surrendered upon exercise of the Warrant, this Warrant shall be cancelled and disposed of by the Company.

(d) Payment of Exercise Price. Payment of the aggregate Exercise Price shall be made in either of the following forms, or at the Holder’s election, a combination thereof:

(i) (A) through a cash exercise by payment of immediately available funds in the form of a certified check or official bank check payable to the order of the Company or (B) by wire transfer of immediately available funds to such account as the Company may specify; or

(ii) in lieu of exercising this Warrant by payment of cash, if on the Exercise Date the Market Price is greater than the Exercise Price, the Holder may elect to receive shares of Common Stock equal in value to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the exercise form attached hereto as Exhibit B duly completed and signed (the “Exercise Form”), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y x (A-B)/A

where:

X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised.

A	=	the Market Price of one share of Common Stock as of the Exercise Date.

B	=	the Exercise Price.

(e) Restrictions on Exercise Amount. If the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable laws or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its shareholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

(f) Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and in lieu of such fractional shares the Company shall within five (5) Business Days following the Exercise Date make a cash payment therefor on the basis of the Market Price of one share of Common Stock on the Exercise Date, multiplied by the fraction represented by such fractional share.

(g) Registration. The Company shall number and register the Warrant certificates on the books of the Company maintained at its principal office. Warrant certificates shall be manually countersigned by the Company by a duly authorized officer and shall not be valid for any purpose unless so countersigned.

3. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as set forth in this Section 3.

(a) Adjustment for Change in Capital Stock. If at any time during the Exercise Period the Company:

(i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

(ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

(iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

(iv) issues, by reclassification of its shares of Common Stock, any shares of its capital stock; then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable; and

(2) the Exercise Price shall be adjusted to equal:

(A) the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii), (iii) or (iv) of this Section 3(a) shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Adjustment for Certain Issuances of Common Stock. If at any time during the Exercise Period the Company shall issue any shares of Common Stock, or shall issue any Common Stock Equivalents, for a consideration per share less than the Exercise Price then in effect immediately prior to the issuance of such Common Stock or Common Stock Equivalents, then, except as provided for in clause (iv) below, the Exercise Price in effect immediately prior to each such issuance shall be decreased to the amount determined in accordance with the following formula:

                Exercise Price = (P1 * Q1) + (P2 * Q2)

                                                     Q1 + Q2

where:

P1	=	the Exercise Price in effect immediately prior to such issuance.

Q1	=	the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance.

P2	=	the average price per share received by the Company upon such issuance (determined in accordance with clauses (ii) and (iii) below).

Q2	=	the number of shares of Common Stock and Common Stock Equivalents issued or sold, or deemed to have been issued or sold (in accordance with clause (iii) below) upon such issuance.

No further adjustment to the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise, conversion or exchange of any Common Stock Equivalents.

For purpose of any adjustment of the Exercise Price pursuant to this Section 3(b), the following provisions shall be applicable:

(i) The per share consideration for the sale or issuance of Common Stock Equivalents shall be the price per share received by the Company before payment of commissions, discounts and other expenses. The value of any non-cash consideration received or receivable upon the sale or issuance of Common Stock or Common Stock Equivalents shall be determined in good faith by the Board.

(ii) In the case of the sale or issuance of Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the aggregate consideration received by the Company upon the sale of issuance of such Common Stock Equivalents plus the minimum aggregate amount of any additional consideration receivable by the Company upon the conversion or exercise of such Common Stock Equivalents. Such maximum number of shares shall be deemed issued on the earlier of the payment date or record date for a distribution of Common Stock Equivalents.

(iii) If any Common Stock Equivalents included in adjustments under this Section 3(b) expire or terminate without the Common Stock to which they related having been issued, the Exercise Price shall be readjusted to eliminate the effect of the assumed issuance of such Common Stock. If any Common Stock Equivalents by their terms provide for subsequent increases in the additional consideration payable for the related Common Stock or for subsequent decreases in the number of shares of Common Stock obtainable, upon any such increase or decrease, the Exercise Price shall be appropriately readjusted to the extent such Common Stock Equivalents have not then expired or been exercised or converted. The aggregate increase in the Exercise Price caused by all such readjustments shall not exceed the decrease in Exercise Price made upon the issuance of the Common Stock Equivalents to which such readjustment relates.

(iv) The following issuances of Common Stock or Common Stock Equivalents shall be excluded from the adjustment of the Exercise Price: (A) any dividend or distribution on the Common Stock for which adjustment of the Exercise Price is made pursuant to Section 3(a) or 3(c); (B) shares of Common Stock issued to, or issuable upon exercise of Common Stock Equivalents issued to, employees, directors, consultants or advisors of the Company pursuant to a plan approved by the Board; (C) shares of Common Stock or Common Stock Equivalents issued as dividends on, or otherwise pursuant to, the New Preferred Stock or pursuant to other Common Stock Equivalents outstanding at the date hereof (including the Other Warrants); (D) shares of Common Stock issued to the Initial Holder pursuant to the terms of the Investment Agreement; and (E) the Shares of Newly Issued Common Stock.

(c) Certain Other Distributions. If at any time during the Exercise Period the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of: (i) cash; (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 3(a) hereof); or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (A) the numerator of which shall be the Exercise Price at the date of taking such record and (B) the denominator of which shall be such Exercise Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2) the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (B) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment.

A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(d) Adjustment for Mergers or Reorganizations, etc.

(i) If at any time during the Exercise Period there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all of the Company’s assets, property or business, or any merger involving the Company, in each case in which the Common Stock is converted into or exchanged for securities (including warrants or other subscription or purchase rights), cash or other property, or pursuant to which any such securities, cash or other property is to be received by or distributed to the holders of Common Stock of the Company (other than a transaction covered by Sections 3(a)-(c) above) (each, a “Reorganization Event”), then, following any such Reorganization Event, and without payment by the Holder of any additional consideration thereof, the Holder shall receive upon the exercise hereof the kind and amount of securities, cash or other property which the Holder would have been entitled to receive if, immediately prior to such Reorganization Event, the Holder had held the number of shares of Common Stock subject to this Warrant, giving application to all adjustments called for during such period under this Section 3 with respect to the rights of the

Holder. The Company shall not effect any Reorganization Event unless, prior to the consummation thereof, the successor or surviving entity (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose stock, securities, assets or other property the holders of Common Stock are entitled to receive as a result of such Reorganization Event, assumes by written instrument (A) the obligations to deliver to each Holder such shares of stock, securities, assets or other property as, in accordance with the foregoing provisions, such Holder may be entitled to acquire and (B) the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 3.

(ii) The foregoing provisions of Section 3(d)(i) shall similarly apply to successive Reorganization Events and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined reasonably and in good faith by the Board. In all events, appropriate adjustment (as determined reasonably and in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Additional Adjustments. If at any time or from time to time during the Exercise Period the Company shall take any action in respect of its Common Stock, other than the payment of dividends described in Section 3 or any other action described in Section 3, then, unless such action will not have a materially adverse effect upon the rights of the Holder of this Warrant, the number of Warrant Shares for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances. In addition, in the event any shares of Common Stock shall be issued or sold by the Company for cash, the consideration payable therefor shall be deemed to be the amount payable therefor by the purchaser thereof, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

(f) Certain Limitations. During the Exercise Period the Company will take no action to increase the par value of the Common Stock to an amount in excess of the Exercise Price, including entering into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock, and the Company will not enter into any agreements inconsistent with the rights of the Holder hereunder.

(g) Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of Warrant Shares and the Exercise Price provided for in Section 3:

(i) When Adjustments to Be Made. The adjustments required by Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3(a)) up to, but not beyond, the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in a minimum adjustment or on the date of exercise, whichever is earlier.

(ii) Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(iii) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 3 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 3 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 3, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(iv) Escrow of Distribution. If after any property becomes distributable pursuant to Section 3 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a Holder of this Warrant exercises the Warrant during such time, then such Holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the Holder of this Warrant by the Company to be issued to the Holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

4. NOTICES TO WARRANT HOLDERS.

(a) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3, the Company shall, at its expense, promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Exercise Rate and Exercise Price and, in reasonable detail, the method of calculation of each, including the facts upon which such calculation is based) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of a Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments and readjustments; (ii) the Exercise Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(b) Notice of Corporate Action. If at any time during the Exercise Period:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

(ii) there shall be any Reorganization Event;

(iii) there shall be any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(iv) there shall be any other event that would result in an adjustment pursuant to Section 3 in the Exercise Price or the Exercise Rate;

the Company will cause to be mailed to the Holder, at least twenty (20) days (or ten (10) days in any case specified in clause (i) above) before the applicable record date or effective date hereinafter specified, and in any event no later than the date the Company provides notice of the record date, effective date or event to its other security holders or the date that its transfer books are closed in respect thereof, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such dividends or distributions is to be determined or (B) the date on which any such Reorganization Event, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such Reorganization Event, dissolution, liquidation or winding-up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 19(m). Any Holder may change such Holder’s address as shown on the books of the Company or warrant register by written notice to the Company requesting such change.

(c) Failure to Give Notice. The failure to give the notice required by Section 4(b) hereof or any defect therein shall not affect the legality or validity of any dividend or distribution, Reorganization Event, dissolution, liquidation or winding-up or the vote upon any such action.

5. TRANSFER AND EXCHANGE.

(a) Transfers. The Warrants and the Warrant Shares shall be freely transferable after the Original Issue Date, subject to compliance with all applicable laws, including, but not limited to, the Securities Act or any applicable state securities laws, and the terms and conditions hereof.

(b) Acknowledgment and Representation. The Holder, by acceptance of this Warrant, acknowledges that this Warrant and the Warrant Shares which may be issued pursuant hereto have not been registered under the Securities Act or applicable state securities laws. The Holder, by acceptance of this Warrant, represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant Shares under the Securities Act or any applicable state securities laws and agrees not to distribute or resell any Warrant Shares if such distribution or resale would constitute a violation of the Securities Act or any applicable state securities laws or would cause the issuance by the Company of the Warrant or the Warrant Shares to be in violation of the Securities Act or any applicable state securities laws. Any exercise hereof by the Holder shall constitute a representation by the Holder that the Holder is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and that the Warrant Shares are not being acquired with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or applicable state securities laws.

(c) Certain Transfers. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares, as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(d) Expenses. If the Holder proposes to transfer the Warrant in accordance with the terms and conditions hereof, then the Holder shall be responsible for any reasonable expenses incurred by the Company in connection with such transfer.

(e) Mechanics of Transfer. Subject to the foregoing, this Warrant may be transferred and assigned upon surrender of this Warrant to the Company at its principal office or to the Company’s agent at its office, with the warrant Assignment Form substantially in the form attached hereto as Exhibit D (the “Assignment Form”) duly completed and signed, and accompanied by funds sufficient to pay any transfer tax, except that no transfer or assignment of this Warrant may be made unless the transferee has agreed in writing for the benefit of the Company to be bound by the provisions of this Section 5, to the extent this Section 5 is then applicable. Upon such surrender and, if required, such payment, the Company shall as promptly as practicable, and in any event within five (5) Business Days, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form, and in the denomination specified therein, and shall issue to and in the name of the Holder that is the transferor or assignor a new Warrant evidencing the portion of this Warrant not so transferred or assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 5, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

(f) Exchange of Warrants. This Warrant (as well as any new or replacement Warrants in respect hereof) is exchangeable, upon the surrender by the Holder hereof, at the principal office of the Company for any number of new Warrants of like terms, tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder. This Warrant may be divided or combined with other Warrants upon presentation hereof at the principle office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Sections 5(b) and (c) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice and Sections 5(b) and (c). The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 5. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

6. REPRESENTATIONS.

(a) Representations by the Company. The Company hereby represents and warrants as of the date hereof as follows:

(i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder; and

(ii) the Company represents that all corporate actions on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of this Warrant have been taken. This Warrant has been duly authorized, executed and delivered by the Company, and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

(b) Representations by the Holder. The Holder hereby represents and warrants as follows:

(i) this Warrant and the right to acquire the Warrant Shares issuable upon exercise of the Holder’s rights contained herein will be acquired for investment for the Holder’s own account and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same;

(ii) the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant or any of the Warrant Shares issuable upon exercise of the Holder’s rights contained herein; and

(iii) the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

7. TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the Holder for any tax or other cost incurred by the Company in respect of any such issue; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. LEGEND. Each certificate representing Warrant Shares (unless registered under the Securities Act) shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SHARES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED, UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as (i) they become eligible for resale pursuant to Rule 144 without restriction under the Securities Act or (ii) the Company shall have received either an opinion of counsel or a “no-action” letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Securities Act and applicable state securities laws.

9. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or other constitutional or similar documents, through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the Exercise Period acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

10. STOCK FULLY PAID. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of any Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests, and other encumbrances or restrictions on sale, and free of all preemptive rights.

11. RESERVATION OF STOCK.

(a) The Company shall at all times during the Exercise Period reserve and keep available, free from preemptive rights and solely for issuance and delivery pursuant to this Warrant, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of the Warrant in full (without regard to any ownership limitations provided in Section 11(c)).

(b) The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times during the Exercise Period to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of the Warrant. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 2(f). The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Sections 4 and 18 hereof.

(c) The Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations hereunder, including before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of the Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered. In the event the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

12. LOSS OR MUTILATION. Upon receipt by the Company or its agent of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and if requested by the Company, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company or its agent shall, at the Company’s expense, execute and deliver a new Warrant of like tenor and date to the Holder in exchange for this Warrant.

13. OBTAINING STOCK EXCHANGE LISTINGS. During the Exercise Period the Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the U.S. on which other shares of Common Stock are then listed. In the event that, at any time during the Exercise Period, the Common Stock is not listed on any principal securities exchanges or markets within the U.S., the Company will use its reasonable best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority relating to trading in the Private Offering, Resale and Trading through Automated Linkages market.

14. REGISTRY. The Company will register this Warrant in the Warrant register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

15. NO RIGHTS AS STOCKHOLDER. The Holder shall not, by virtue hereof, and until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, in each case as provided herein, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and the Investor Rights Agreement.

16. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

17. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

18. OFFICER’S CERTIFICATES. Whenever the number of Warrant Shares that may be purchased on exercise of this Warrant or the Exercise Price is adjusted as required by the provisions of Section 3 hereof, the Company will forthwith file in the custody of its Secretary (or its equivalent) at its principal office and at the office of its agent an officer’s certificate showing the adjusted number of Warrant Shares that may be purchased at the Exercise Price on the exercise of this Warrant and the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer’s certificate shall be signed by the Chief Executive Officer, President or Chief Financial Officer of the Company. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder. The Company shall, forthwith after each such adjustment, cause such certificate to be mailed to the Holder.

19. MISCELLANEOUS.

(a) Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Holder and the Company. If at any time during the Exercise Period this Warrant is split into multiple Warrants, any consent to be given by the Holder with respect to any amendment hereto shall be made by the Holders of Warrants exercisable for a majority of the unissued Warrant Shares, provided that no amendment may change the Exercise Price without the written consent of the Holders of all of the Warrants.

(b) Other Rights. The registration rights and all other rights of the Initial Holder with respect to the Common Stock provided for under the Investor Rights Agreement and the Investment Agreement shall also extend and apply with respect to any and all Warrant Shares issued upon the exercise of this Warrant to the Initial Holder, or any other Holder if and to the same extent as the rights under the Investor Rights Agreement and Investment Agreement are transferable or assignable, if so transferred or assigned.

(c) Assignment; Successors. This Warrant shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

(d) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Warrant were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(e) Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (other than those provisions set forth herein that are required to be governed by the DGCL). All actions and proceedings arising out of or relating to this Warrant shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in The City of New York for the purpose of any Action arising out of or relating to this Warrant brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Warrant or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other party hereto have been induced to enter into this Warrant and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 19(f).

(g) Headings. The descriptive headings contained in this Warrant are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Warrant.

(h) Severability. If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i) Cumulative Remedies. The rights and remedies provided by this Warrant are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(j) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Warrant and that no presumption for or against any party arising out of drafting all or any part of this Warrant will be applied in any dispute relating to, in connection with or involving this Warrant. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

(k) Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of any Holder, and of any holder of the Warrant Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.

(l) Counterparts. This Warrant may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(m) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier, by facsimile upon written confirmation of delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 19(m)):

If to the Initial Holder, at:

United Energy Group Limited

Unit 2112, Two Pacific Place

88 Queensway

Central, Hong Kong

Attention: Rachel Zhang, Executive Director

Facsimile: +852 2522 6938

with a copy to:

Shearman & Sterling LLP

12th Floor Gloucester Tower

The Landmark, 11 Pedder Street

Central, Hong Kong

Attention: Paul Strecker

Facsimile: +852 2978 8099

If to the Company, at:

Transmeridian Exploration Incorporated

5847 San Felipe, Suite 4300

Houston, Texas 77057

U.S.A.

Attention: Chief Financial Officer

Facsimile: +1 713 781 6593

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002-5200

U.S.A.

Attention: James L. Rice III

Facsimile: +1 713 236 0822

If to any Holder (besides the Initial Holder), at its last known address appearing on the books of the Company maintained for such purpose or at such other address as may be substituted by notice given as herein provided.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of                     , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

Address:	5847 San Felipe, Suite 4300 Houston, Texas 77057 U.S.A.

ACCEPTED AND AGREED:

By:
Title:

Address:

EXHIBIT A

PURCHASE FORM

TO:	TRANSMERIDIAN EXPLORATION INCORPORATED Attention: [ ]

The undersigned hereby elects to purchase              shares of Common Stock of Transmeridian Exploration Incorporated (the “Warrant Shares”) pursuant to the terms of the attached Warrant.

The undersigned elects to exercise the attached Warrant by means of a cash payment in the amount of US$             , and tenders herewith payment in full thereof, for the purchase price of the Warrant Shares, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and the undersigned has no present intention of distributing or reselling such shares.

, a corporation

Date
By:
Name:
Title:

EXHIBIT B

EXERCISE FORM

The undersigned Holder exercises the right to purchase             Warrant Shares, evidenced by the enclosed Warrant and requests that the Company exchange the Warrant for the Warrant Shares as provided in Section 2(d) of the Warrant.

Date:

Holder

[Holder Name]

By:

Its:

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

If the foregoing exercise is not for all of the Common Stock purchasable under the Warrant, please register and deliver a new Warrant for the unexercised portion as follows:

Name to appear on

the Warrant:

                                    (Please Print)

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

Calculation of Cashless Exercise:

X = Y (A-B)
A

where       X = the number of Warrant Shares to be issued to the Holder.

                 Y = the number of Warrant Shares in respect of which this cashless exercise election.

                 A = the Market Price of the Common Stock as of the Exercise Date.

                 B = the Exercise Price in effect under the Warrant at the time the cashless exercised election is made.

Total number of Warrant Shares issuable:

Total number of Warrant Shares to be issued:

EXHIBIT C

INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the “Warrants”) to purchase              shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”)][             shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”) upon the exercise of warrants by             ], by              (the “Holder”) from                     , the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the [Warrants and the shares of Common Stock issuable upon the exercise thereof] [shares of Common Stock] (collectively, the “Securities”).

The Holder, by acceptance of the [Warrants] [shares of Common Stock], represents and warrants to the Company that the [Warrants and all securities acquired upon any and all exercises of the Warrants] [shares of Common Stock] are purchased for the Holder’s own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel reasonably acceptable to the Company such Securities may be sold without registration under the Act:

[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION, AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED OFFER, SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this      day of                      20    .

[Name]

By:
Name:
Title:

EXHIBIT D

ASSIGNMENT FORM

(To be signed only upon assignment or transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                                           the rights represented by the attached Warrant to purchase              shares of                                                   of TRANSMERIDIAN EXPLORATION INCORPORATED to which the attached Warrant relates, and appoints                      Attorney to transfer such right on the books of                     , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of:

EXHIBIT 4.04(a)(iii)

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED OR THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION AND FILING IN ALL SUCH JURISDICTIONS.

Issue Date:

WARRANT

to Purchase 75,000,000 shares of Common Stock of

TRANSMERIDIAN EXPLORATION INCORPORATED

a Delaware corporation

THIS IS TO CERTIFY THAT: Upon payment of the Exercise Price (as defined below), UNITED ENERGY GROUP LIMITED, an exempted company with limited liability existing under the laws of Bermuda (the “Initial Holder”) is entitled to purchase from TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “Company”), at any time and from time to time during the Exercise Period (as defined below) an aggregate of up to 75,000,000 shares of Common Stock (as defined below), in whole or in part, at the Exercise Price, all on the terms and conditions and subject to the adjustments provided for in this warrant (this “Warrant”). All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Investment Agreement (as defined below).

1. DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

“Common Stock” means (except where the context otherwise indicates), the Common Stock, $0.0006 par value per share, of the Company as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption; and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 3(d).

“Common Stock Equivalents” means any stock or security convertible into or exchangeable for Common Stock and any right, warrants or option to acquire Common Stock or any such convertible or exchangeable security.

“Exercise Period” means the period commencing as of the Original Issue Date and ending at 5:00 PM New York time on the Expiration Date.

“Exercise Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Until the Exercise Price is adjusted pursuant to the terms hereof, the Exercise Price shall be equal to the Original Exercise Price.

“Exercise Rate” means the number of shares of Common Stock issuable upon the exercise of the Warrant.

“Expiration Date” means the ten (10) year anniversary of the Original Issue Date, or such earlier date as all Warrants have been exercised pursuant hereto.

“Holder” means the Initial Holder and/or any registered assignee of the Initial Holder.

“Investment Agreement” means that certain Amended and Restated Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Investor Rights Agreement” means that certain Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder.

“Market Price” means, as of any date of determination, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which the Common Stock or securities are then traded, or if the Common Stock or securities are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the Pink Sheets LLC, or if the Common Stock is not publicly traded, then the Market Price for such day shall be the fair market value thereof determined in good faith by the Board, or in the event the Holder disagrees with such determination, based on the opinion of an investment banking firm of international reputation jointly selected by the Company and the Holder of this Warrant. All fees and expenses of such investment banking firm incurred in connection with the foregoing opinion shall be paid by the Company.

“Original Exercise Price” means, in respect of any share of Common Stock, $1.20 per share.

“Original Issue Date” means the one (1) year anniversary of the Closing Date.

“Other Warrants” means the warrants issued to the Initial Holder on the Closing Date pursuant to the terms of the Investment Agreement, other than this Warrant.

“Warrant Shares” at any time means the Common Stock then purchasable by the Holder upon the exercise of this Warrant.

2. EXERCISE OF WARRANT.

(a) Procedure. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period at the election of the Holder, upon surrender at the principal office of the Company of the certificate or certificates evidencing this Warrant with the form of election to purchase attached hereto as Exhibit A duly completed and signed (the “Purchase Form”), and upon payment to the Company of the Exercise Price.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of fully paid and non-assessable Warrant Shares to which such Holder shall be entitled upon such exercise, in such denomination or denominations as the Holder shall request; and

(ii) in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall countersign and deliver the required new Warrant certificate or certificates. When surrendered upon exercise of the Warrant, this Warrant shall be cancelled and disposed of by the Company.

(d) Payment of Exercise Price. Payment of the aggregate Exercise Price shall be made in either of the following forms, or at the Holder’s election, a combination thereof:

(i) (A) through a cash exercise by payment of immediately available funds in the form of a certified check or official bank check payable to the order of the Company or (B) by wire transfer of immediately available funds to such account as the Company may specify; or

(ii) in lieu of exercising this Warrant by payment of cash, if on the Exercise Date the Market Price is greater than the Exercise Price, the Holder may elect to receive shares of Common Stock equal in value to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the exercise form attached hereto as Exhibit B duly completed and signed (the “Exercise Form”), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y x (A-B)/A

where:

X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised.

A	=	the Market Price of one share of Common Stock as of the Exercise Date.

B	=	the Exercise Price.

(e) Restrictions on Exercise Amount. If the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable laws or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its shareholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

(f) Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and in lieu of such fractional shares the Company shall within five (5) Business Days following the Exercise Date make a cash payment therefor on the basis of the Market Price of one share of Common Stock on the Exercise Date, multiplied by the fraction represented by such fractional share.

(g) Registration. The Company shall number and register the Warrant certificates on the books of the Company maintained at its principal office. Warrant certificates shall be manually countersigned by the Company by a duly authorized officer and shall not be valid for any purpose unless so countersigned.

3. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as set forth in this Section 3.

(a) Adjustment for Change in Capital Stock. If at any time during the Exercise Period the Company:

(i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

(ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

(iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

(iv) issues, by reclassification of its shares of Common Stock, any shares of its capital stock; then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable; and

(2) the Exercise Price shall be adjusted to equal:

(A) the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii), (iii) or (iv) of this Section 3(a) shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Adjustment for Certain Issuances of Common Stock. If at any time during the Exercise Period the Company shall issue any shares of Common Stock, or shall issue any Common Stock Equivalents, for a consideration per share less than the Exercise Price then in effect immediately prior to the issuance of such Common Stock or Common Stock Equivalents, then, except as provided for in clause (iv) below, the Exercise Price in effect immediately prior to each such issuance shall be decreased to the amount determined in accordance with the following formula:

                Exercise Price = (P1 * Q1) + (P2 * Q2)

                                                     Q1 + Q2

where:

P1	=	the Exercise Price in effect immediately prior to such issuance.

Q1	=	the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance.

P2	=	the average price per share received by the Company upon such issuance (determined in accordance with clauses (ii) and (iii) below).

Q2	=	the number of shares of Common Stock and Common Stock Equivalents issued or sold, or deemed to have been issued or sold (in accordance with clause (iii) below) upon such issuance.

No further adjustment to the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise, conversion or exchange of any Common Stock Equivalents.

For purpose of any adjustment of the Exercise Price pursuant to this Section 3(b), the following provisions shall be applicable:

(i) The per share consideration for the sale or issuance of Common Stock Equivalents shall be the price per share received by the Company before payment of commissions, discounts and other expenses. The value of any non-cash consideration received or receivable upon the sale or issuance of Common Stock or Common Stock Equivalents shall be determined in good faith by the Board.

(ii) In the case of the sale or issuance of Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the aggregate consideration received by the Company upon the sale of issuance of such Common Stock Equivalents plus the minimum aggregate amount of any additional consideration receivable by the Company upon the conversion or exercise of such Common Stock Equivalents. Such maximum number of shares shall be deemed issued on the earlier of the payment date or record date for a distribution of Common Stock Equivalents.

(iii) If any Common Stock Equivalents included in adjustments under this Section 3(b) expire or terminate without the Common Stock to which they related having been issued, the Exercise Price shall be readjusted to eliminate the effect of the assumed issuance of such Common Stock. If any Common Stock Equivalents by their terms provide for subsequent increases in the additional consideration payable for the related Common Stock or for subsequent decreases in the number of shares of Common Stock obtainable, upon any such increase or decrease, the Exercise Price shall be appropriately readjusted to the extent such Common Stock Equivalents have not then expired or been exercised or converted. The aggregate increase in the Exercise Price caused by all such readjustments shall not exceed the decrease in Exercise Price made upon the issuance of the Common Stock Equivalents to which such readjustment relates.

(iv) The following issuances of Common Stock or Common Stock Equivalents shall be excluded from the adjustment of the Exercise Price: (A) any dividend or distribution on the Common Stock for which adjustment of the Exercise Price is made pursuant to Section 3(a) or 3(c); (B) shares of Common Stock issued to, or issuable upon exercise of Common Stock Equivalents issued to, employees, directors, consultants or advisors of the Company pursuant to a plan approved by the Board; (C) shares of Common Stock or Common Stock Equivalents issued as dividends on, or otherwise pursuant to, the New Preferred Stock or pursuant to other Common Stock Equivalents outstanding at the date hereof (including the Other Warrants); (D) shares of Common Stock issued to the Initial Holder pursuant to the terms of the Investment Agreement; and (E) the Shares of Newly Issued Common Stock.

(c) Certain Other Distributions. If at any time during the Exercise Period the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of: (i) cash; (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 3(a) hereof); or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (A) the numerator of which shall be the Exercise Price at the date of taking such record and (B) the denominator of which shall be such Exercise Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2) the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (B) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment.

A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(d) Adjustment for Mergers or Reorganizations, etc.

(i) If at any time during the Exercise Period there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all of the Company’s assets, property or business, or any merger involving the Company, in each case in which the Common Stock is converted into or exchanged for securities (including warrants or other subscription or purchase rights), cash or other property, or pursuant to which any such securities, cash or other property is to be received by or distributed to the holders of Common Stock of the Company (other than a transaction covered by Sections 3(a)-(c) above) (each, a “Reorganization Event”), then, following any such Reorganization Event, and without payment by the Holder of any additional consideration thereof, the Holder shall receive upon the exercise hereof the kind and amount of securities, cash or other property which the Holder would have been entitled to receive if, immediately prior to such Reorganization Event, the Holder had held the number of shares of Common Stock subject to this Warrant, giving application to all adjustments called for during such period under this Section 3 with respect to the rights of the Holder. The Company shall not effect any Reorganization Event unless, prior to the consummation thereof, the successor or surviving entity (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose stock, securities, assets or other property the holders of Common Stock are entitled to receive as a result of such Reorganization Event, assumes by written instrument (A) the obligations to deliver to each Holder such shares of stock, securities, assets or other property as, in accordance with the foregoing provisions, such Holder may be entitled to acquire and (B) the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 3.

(ii) The foregoing provisions of Section 3(d)(i) shall similarly apply to successive Reorganization Events and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined reasonably and in good faith by the Board. In all events, appropriate adjustment (as determined reasonably and in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Additional Adjustments. If at any time or from time to time during the Exercise Period the Company shall take any action in respect of its Common Stock, other than the payment of dividends described in Section 3 or any other action described in Section 3, then, unless such action will not have a materially adverse effect upon the rights of the Holder of this Warrant, the number of Warrant Shares for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances. In addition, in the event any shares of Common Stock shall be issued or sold by the Company for cash, the consideration payable therefor shall be deemed to be the amount payable therefor by the purchaser thereof, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

(f) Certain Limitations. During the Exercise Period the Company will take no action to increase the par value of the Common Stock to an amount in excess of the Exercise Price, including entering into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock, and the Company will not enter into any agreements inconsistent with the rights of the Holder hereunder.

(g) Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of Warrant Shares and the Exercise Price provided for in Section 3:

(i) When Adjustments to Be Made. The adjustments required by Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3(a)) up to, but not beyond, the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in a minimum adjustment or on the date of exercise, whichever is earlier.

(ii) Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(iii) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 3 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 3 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 3, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(iv) Escrow of Distribution. If after any property becomes distributable pursuant to Section 3 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a Holder of this Warrant exercises the Warrant during such time, then such Holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the Holder of this Warrant by the Company to be issued to the Holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

4. NOTICES TO WARRANT HOLDERS.

(a) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3, the Company shall, at its expense, promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Exercise Rate and Exercise Price and, in reasonable detail, the method of calculation of each, including the facts upon which such calculation is based) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of a Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments and readjustments; (ii) the Exercise Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(b) Notice of Corporate Action. If at any time during the Exercise Period:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

(ii) there shall be any Reorganization Event;

(iii) there shall be any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(iv) there shall be any other event that would result in an adjustment pursuant to Section 3 in the Exercise Price or the Exercise Rate;

the Company will cause to be mailed to the Holder, at least twenty (20) days (or ten (10) days in any case specified in clause (i) above) before the applicable record date or effective date hereinafter specified, and in any event no later than the date the Company provides notice of the record date, effective date or event to its other security holders or the date that its transfer books are closed in respect thereof, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such dividends or distributions is to be determined or (B) the date on which any such Reorganization Event, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such Reorganization Event, dissolution, liquidation or winding-up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 19(m). Any Holder may change such Holder’s address as shown on the books of the Company or warrant register by written notice to the Company requesting such change.

(c) Failure to Give Notice. The failure to give the notice required by Section 4(b) hereof or any defect therein shall not affect the legality or validity of any dividend or distribution, Reorganization Event, dissolution, liquidation or winding-up or the vote upon any such action.

5. TRANSFER AND EXCHANGE.

(a) Transfers. The Warrants and the Warrant Shares shall be freely transferable after the Original Issue Date, subject to compliance with all applicable laws, including, but not limited to, the Securities Act or any applicable state securities laws, and the terms and conditions hereof.

(b) Acknowledgment and Representation. The Holder, by acceptance of this Warrant, acknowledges that this Warrant and the Warrant Shares which may be issued pursuant hereto have not been registered under the Securities Act or applicable state securities laws. The Holder, by acceptance of this Warrant, represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant Shares under the Securities Act or any applicable state securities laws and agrees not to distribute or resell any Warrant Shares if such distribution or resale would constitute a violation of the Securities Act or any applicable state securities laws or would cause the issuance by the Company of the Warrant or the Warrant Shares to be in violation of the Securities Act or any applicable state securities laws. Any exercise hereof by the Holder shall constitute a representation by the Holder that the Holder is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and that the Warrant Shares are not being acquired with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or applicable state securities laws.

(c) Certain Transfers. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares, as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(d) Expenses. If the Holder proposes to transfer the Warrant in accordance with the terms and conditions hereof, then the Holder shall be responsible for any reasonable expenses incurred by the Company in connection with such transfer.

(e) Mechanics of Transfer. Subject to the foregoing, this Warrant may be transferred and assigned upon surrender of this Warrant to the Company at its principal office or to the Company’s agent at its office, with the warrant Assignment Form substantially in the form attached hereto as Exhibit D (the “Assignment Form”) duly completed and signed, and accompanied by funds sufficient to pay any transfer tax, except that no transfer or assignment of this Warrant may be made unless the transferee has agreed in writing for the benefit of the Company to be bound by the provisions of this Section 5, to the extent this Section 5 is then applicable. Upon such surrender and, if required, such payment, the Company shall as promptly as practicable, and in any event within five (5) Business Days, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form, and in the denomination specified therein, and shall issue to and in the name of the Holder that is the transferor or assignor a new Warrant evidencing the portion of this Warrant not so transferred or assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 5, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

(f) Exchange of Warrants. This Warrant (as well as any new or replacement Warrants in respect hereof) is exchangeable, upon the surrender by the Holder hereof, at the principal office of the Company for any number of new Warrants of like terms, tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder. This Warrant may be divided or combined with other Warrants upon presentation hereof at the principle office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Sections 5(b) and (c) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice and Sections 5(b) and (c). The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 5. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

6. REPRESENTATIONS.

(a) Representations by the Company. The Company hereby represents and warrants as of the date hereof as follows:

(i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder; and

(ii) the Company represents that all corporate actions on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of this Warrant have been taken. This Warrant has been duly authorized, executed and delivered by the Company, and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

(b) Representations by the Holder. The Holder hereby represents and warrants as follows:

(i) this Warrant and the right to acquire the Warrant Shares issuable upon exercise of the Holder’s rights contained herein will be acquired for investment for the Holder’s own account and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same;

(ii) the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant or any of the Warrant Shares issuable upon exercise of the Holder’s rights contained herein; and

(iii) the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

7. TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the Holder for any tax or other cost incurred by the Company in respect of any such issue; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. LEGEND. Each certificate representing Warrant Shares (unless registered under the Securities Act) shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SHARES MAY NOT BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED, UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as (i) they become eligible for resale pursuant to Rule 144 without restriction under the Securities Act or (ii) the Company shall have received either an opinion of counsel or a “no-action” letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Securities Act and applicable state securities laws.

9. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or other constitutional or similar documents, through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the Exercise Period acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

10. STOCK FULLY PAID. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of any Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests, and other encumbrances or restrictions on sale, and free of all preemptive rights.

11. RESERVATION OF STOCK.

(a) The Company shall at all times during the Exercise Period reserve and keep available, free from preemptive rights and solely for issuance and delivery pursuant to this Warrant, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of the Warrant in full (without regard to any ownership limitations provided in Section 11(c)).

(b) The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times during the Exercise Period to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of the Warrant. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 2(f). The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Sections 4 and 18 hereof.

(c) The Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations hereunder, including before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of the Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the

Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered. In the event the Company is prohibited at any time during the Exercise Period from issuing Warrant Shares as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

12. LOSS OR MUTILATION. Upon receipt by the Company or its agent of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and if requested by the Company, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company or its agent shall, at the Company’s expense, execute and deliver a new Warrant of like tenor and date to the Holder in exchange for this Warrant.

13. OBTAINING STOCK EXCHANGE LISTINGS. During the Exercise Period the Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the U.S. on which other shares of Common Stock are then listed. In the event that, at any time during the Exercise Period, the Common Stock is not listed on any principal securities exchanges or markets within the U.S., the Company will use its reasonable best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority relating to trading in the Private Offering, Resale and Trading through Automated Linkages market.

14. REGISTRY. The Company will register this Warrant in the Warrant register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

15. NO RIGHTS AS STOCKHOLDER. The Holder shall not, by virtue hereof, and until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, in each case as provided herein, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and the Investor Rights Agreement.

16. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

17. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

18. OFFICER’S CERTIFICATES. Whenever the number of Warrant Shares that may be purchased on exercise of this Warrant or the Exercise Price is adjusted as required by the provisions of Section 3 hereof, the Company will forthwith file in the custody of its Secretary (or its equivalent) at its principal office and at the office of its agent an officer’s certificate showing the adjusted number of Warrant Shares that may be purchased at the Exercise Price on the exercise of this Warrant and the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer’s certificate shall be signed by the Chief Executive Officer, President or Chief Financial Officer of the Company. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder. The Company shall, forthwith after each such adjustment, cause such certificate to be mailed to the Holder.

19.	MISCELLANEOUS.

(a) Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Holder and the Company. If at any time during the Exercise Period this Warrant is split into multiple Warrants, any consent to be given by the Holder with respect to any amendment hereto shall be made by the Holders of Warrants exercisable for a majority of the unissued Warrant Shares, provided that no amendment may change the Exercise Price without the written consent of the Holders of all of the Warrants.

(b) Other Rights. The registration rights and all other rights of the Initial Holder with respect to the Common Stock provided for under the Investor Rights Agreement and the Investment Agreement shall also extend and apply with respect to any and all Warrant Shares issued upon the exercise of this Warrant to the Initial Holder, or any other Holder if and to the same extent as the rights under the Investor Rights Agreement and Investment Agreement are transferable or assignable, if so transferred or assigned.

(c) Assignment; Successors. This Warrant shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

(d) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Warrant were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(e) Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (other than those provisions set forth herein that are required to be governed by the DGCL). All actions and proceedings arising out of or relating to this Warrant shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in The City of New York for the purpose of any Action arising out of or relating to this Warrant brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Warrant or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other party hereto have been induced to enter into this Warrant and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 19(f).

(g) Headings. The descriptive headings contained in this Warrant are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Warrant.

(h) Severability. If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i) Cumulative Remedies. The rights and remedies provided by this Warrant are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(j) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Warrant and that no presumption for or against any party arising out of drafting all or any part of this Warrant will be applied in any dispute relating to, in connection with or involving this Warrant. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

(k) Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of any Holder, and of any holder of the Warrant Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.

(l) Counterparts. This Warrant may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(m) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier, by facsimile upon written confirmation of delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 19(m)):

If to the Initial Holder, at:

United Energy Group Limited

Unit 2112, Two Pacific Place

88 Queensway

Central, Hong Kong

Attention: Rachel Zhang, Executive Director

Facsimile: +852 2522 6938

with a copy to:

Shearman & Sterling LLP

12th Floor Gloucester Tower

The Landmark, 11 Pedder Street

Central, Hong Kong

Attention: Paul Strecker

Facsimile: +852 2978 8099

If to the Company, at:

Transmeridian Exploration Incorporated

5847 San Felipe, Suite 4300

Houston, Texas 77057

U.S.A.

Attention: Chief Financial Officer

Facsimile: +1 713 781 6593

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002-5200

U.S.A.

Attention: James L. Rice III

Facsimile: +1 713 236 0822

If to any Holder (besides the Initial Holder), at its last known address appearing on the books of the Company maintained for such purpose or at such other address as may be substituted by notice given as herein provided.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of                     , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name: Title:

Address:	5847 San Felipe, Suite 4300 Houston, Texas 77057 U.S.A.

ACCEPTED AND AGREED:

By:
Title:

Address:

EXHIBIT A

PURCHASE FORM

TO:	TRANSMERIDIAN EXPLORATION INCORPORATED Attention: [ ]

The undersigned hereby elects to purchase             shares of Common Stock of Transmeridian Exploration Incorporated (the “Warrant Shares”) pursuant to the terms of the attached Warrant.

The undersigned elects to exercise the attached Warrant by means of a cash payment in the amount of US$            , and tenders herewith payment in full thereof, for the purchase price of the Warrant Shares, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and the undersigned has no present intention of distributing or reselling such shares.

,

a corporation

Date

By:
Name:
Title:

EXHIBIT B

EXERCISE FORM

The undersigned Holder exercises the right to purchase             Warrant Shares, evidenced by the enclosed Warrant and requests that the Company exchange the Warrant for the Warrant Shares as provided in Section 2(d) of the Warrant.

Date:

Holder

[Holder Name]

By:

Its:

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

If the foregoing exercise is not for all of the Common Stock purchasable under the Warrant, please register and deliver a new Warrant for the unexercised portion as follows:

Name to appear on

the Warrant:

                                    (Please Print)

Address:

Employer Identification Number, Social Security Number

or other tax identification number:

Calculation of Cashless Exercise:

X = Y (A-B)
A

where X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares in respect of which this cashless exercise election.

A = the Market Price of the Common Stock as of the Exercise Date.

B = the Exercise Price in effect under the Warrant at the time the cashless exercised election is made.

Total number of Warrant Shares issuable:

Total number of Warrant Shares to be issued:

EXHIBIT C

INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the “Warrants”) to purchase             shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”)][             shares of common stock of Transmeridian Exploration Incorporated (the “Company”), par value $0.0006 per share (the “Common Stock”) upon the exercise of warrants by             ], by             (the “Holder”) from             , the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the [Warrants and the shares of Common Stock issuable upon the exercise thereof] [shares of Common Stock] (collectively, the “Securities”).

The Holder, by acceptance of the [Warrants] [shares of Common Stock], represents and warrants to the Company that the [Warrants and all securities acquired upon any and all exercises of the Warrants] [shares of Common Stock] are purchased for the Holder’s own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel reasonably acceptable to the Company such Securities may be sold without registration under the Act:

[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION, AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE OFFERED, SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED OFFER, SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this      day of                      20    .

[Name]

By:
Name:
Title:

EXHIBIT D

ASSIGNMENT FORM (To be signed only upon assignment or transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                                               the rights represented by the attached Warrant to purchase                          shares of                                                       of TRANSMERIDIAN EXPLORATION INCORPORATED to which the attached Warrant relates, and appoints                                  Attorney to transfer such right on the books of                                 , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of:

EXHIBIT 4.06(i)

BYLAWS OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Amended and Restated as of [            ], 2008

ARTICLE I

OFFICES

SECTION 1.01 Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent, and the name of its registered agent shall be National Registered Agents, Inc.

SECTION 1.02 Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 2.01 Place of Meeting. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.02 Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.03 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged, with respect to each class or series of capital stock, in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 2.04 Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Second Amended and Restated Certificate of Incorporation or any Certificate of Designations for one or more series of preferred stock (“Preferred Stock”) (collectively, the “Certificate of Incorporation”), may be called by the Chairman of the Board, if one is elected, or by the President of the corporation or by the Board of Directors or by written order of a majority of the directors then in office and shall be called by the President or the Secretary at the request in writing of stockholders holding shares of capital stock representing a majority of the voting power of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chairman of the Board or the President of the corporation or directors so calling, or the President or the Secretary at the direction of the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

SECTION 2.05 Notice of Meeting. Written notice of the annual, and each special, meeting of stockholders stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting.

SECTION 2.06 Quorum. The holders of shares of the corporation’s capital stock representing a majority of the voting power of the corporation’s issued and outstanding capital stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute, by the Certificate of Incorporation or these bylaws. Where a separate vote by a class or classes or series or series is required, the holders of shares of such class or classes or series or series representing a majority of the voting power of such class or classes or series or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. Notwithstanding the other provisions of the Certificate of Incorporation (except as may be otherwise provided in a Certificate of Designations for a series of Preferred Stock) or these bylaws, the holders of shares of the corporation’s capital stock representing a majority of the voting power of the corporation’s issued and outstanding capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.07 Voting. When a quorum is present at any meeting of the stockholders, the affirmative vote of the holders of shares of the corporation’s capital stock having voting power present in person or represented by proxy representing a majority of the voting power of the corporation’s issued and outstanding capital stock entitled to vote thereat shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder, bearing a date not more than three years prior to voting, unless such instrument provides for a longer period, and filed with the Secretary of the corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

SECTION 2.08 Consent of Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or on the written consent of the holders of shares of the corporation’s capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

SECTION 2.09 Voting of Stock of Certain Holders. Shares of the corporation’s capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares unless, in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

SECTION 2.10 Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the corporation’s capital stock.

SECTION 2.11 Fixing Record Date. The Board of Directors may fix in advance a date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be (a) more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, (b) more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or (c) more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE III

BOARD OF DIRECTORS

SECTION 3.01 Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

SECTION 3.02 Number, Election and Term. The number of directors that shall constitute the whole Board of Directors shall be seven, subject to the rights of the holders of one or more series of Preferred Stock. Such number of directors shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03 or in the Certificate of Incorporation, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

SECTION 3.03 Vacancies, Additional Directors, and Removal From Office. Subject to the Certificate of Incorporation, if any vacancy occurs in the Board of Directors caused by death, resignation, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Subject to the rights of the holders of one or more series of Preferred Stock, any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

SECTION 3.04 Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this bylaw, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

SECTION 3.05 Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors, if one is elected, or by the President of the corporation and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

SECTION 3.06 Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

SECTION 3.07 Quorum. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.08 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

SECTION 3.09 Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEE OF DIRECTORS

SECTION 4.01 Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of two or more of the directors of the corporation selected by a majority of the whole Board of Directors, subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions of that certain Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the corporation and United Energy Group Limited, as may be amended from time to time (the “Investor Rights Agreement”). Subject to the Investor Rights Agreement, the committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers that may require it. Subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions of the Investor Rights Agreement, and, if applicable to the corporation, the independence requirements of the American Stock Exchange or any other national securities exchange or automated quotation system applicable to such committee, the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions of the Investor Rights Agreement, in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Subject to the terms and provisions of the Investor Rights Agreement, such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors shall cause the charter of each committee to include terms substantially consistent with this bylaw and the Investor Rights Agreement. In the event that any provision of any committee charter conflicts with or is otherwise inconsistent with this bylaw or the Investor Rights Agreement, the Board of Directors shall take all actions to amend the charter to make it consistent with this bylaw or the Investor Rights Agreement.

SECTION 4.02 Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

SECTION 4.03 Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

ARTICLE V

NOTICE

SECTION 5.01 Methods of Giving Notice. Whenever under the provisions of applicable statutes, the Certificate of Incorporation or these bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice (except as may be otherwise provided in a Certificate of Designations for a series of Preferred Stock) shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally, in person or by telephone. If mailed, notice to a director, member of a committee, or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder’s address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address.

SECTION 5.02 Written Waiver. Whenever any notice is required to be given under the provisions of an applicable statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto (except as may be otherwise provided in a Certificate of Designations for a series of Preferred Stock).

ARTICLE VI

OFFICERS

SECTION 6.01 Officers. The officers of the corporation shall be a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, and a Secretary. The Board of Directors may appoint such other officers and agents, including a Chairman of the Board, Assistant Vice Presidents, Assistant Secretaries, a Treasurer and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices may be held by the same person. The Chairman of the Board, if one is elected, shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

SECTION 6.02 Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman.

SECTION 6.03 Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors then in office whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.04 Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.05 Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

SECTION 6.06 Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the Board of Directors or of the stockholders of the corporation. The Chairman shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

SECTION 6.07 President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board (if one is elected), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman if he is so designated by the Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

SECTION 6.08 Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board of Directors) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

SECTION 6.09 Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

SECTION 6.10 Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section 7.03 of these bylaws; (c) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

SECTION 6.11 Assistant Secretary and Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

ARTICLE VII

CONTRACTS, CHECKS AND DEPOSITS

SECTION 7.01 Contracts. Subject to the provisions of Section 6.01, the Board of Directors may authorize any officer, officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 7.02 Checks. All checks, demands, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

SECTION 7.03 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

ARTICLE VIII

SHARE CERTIFICATES

SECTION 8.01 Issuance. The shares of this corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to this corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed in accordance with this Section representing the number of shares registered in certificate form. This corporation shall not have power to issue a certificate representing shares in bearer form. If this corporation shall be authorized to issue more than one class of stock or more than one series of any class, this corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate which this corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that this corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights. Each certificate representing capital stock of this corporation shall be signed by or in the name of this corporation by (a) the President or a Vice President and (b) the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by this corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

SECTION 8.02 Lost Certificates. If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, this corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before this corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by this corporation, delivers to this corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by this corporation.

SECTION 8.03 Transfers. If a certificate representing shares of this corporation is presented to this corporation with an indorsement requesting the registration of transfer of such shares or an instruction is presented to this corporation requesting the registration of transfer of uncertificated shares, this corporation shall register the transfer as requested if: (i) in the case of certificated shares, the certificate representing such shares has been surrendered; (ii)(A) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person; and (iii) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

SECTION 8.04 Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of this corporation or of an instruction requesting registration of transfer of uncertificated shares, this corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of this corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the state of Delaware.

ARTICLE IX

DIVIDENDS

SECTION 9.01 Declaration. Dividends with respect to the shares of the corporation’s capital stock, subject to the provisions of the Certificate of Incorporation, if any, may be declared out of funds legally available by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid out of funds legally available in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

SECTION 9.02 Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INDEMNIFICATION

SECTION 10.01 Third Party Actions. The corporation shall indemnify any director or officer of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (any such director or officer, and any such other person whom the corporation decides to indemnify, a “Third Party Indemnitee”), against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that, except as provided in Section 10.04 below with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such Third Party Indemnitee in connection with a proceeding (or part thereof) initiated by such Third Party Indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 10.02 Actions by or in the Right of the Corporation. The corporation shall indemnify any director or officer and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (any such director or officer, and any such other person whom the corporation decides to indemnify, a “Derivative Indemnitee,” and together with any “Third Party Indemnitee,” an “Indemnitee”) against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

SECTION 10.03 Mandatory Indemnification. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 10.01 and 10.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

SECTION 10.04 Right of Indemnitee To Bring Suit. If a claim under Section 10.01, Section 10.02, or Section 10.06 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 10 or otherwise shall be on the corporation.

SECTION 10.05 Determination of Conduct. The determination that a director, officer, employee, or agent has met the applicable standard of conduct set forth in Sections 10.01 and 10.02 (unless indemnification is ordered by a court) shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

SECTION 10.06 Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit, or proceeding by an Indemnitee shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

SECTION 10.07 Indemnity Not Exclusive. The indemnification and advancement of expenses provided or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

SECTION 10.08 Definitions. For purposes of this Article X:

(a) “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

(b) “other enterprises” shall include employee benefit plans;

(c) “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan;

(d) “serving at the request of the corporation” shall include any service as a director, officer, employee, or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and

(e) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article X.

SECTION 10.09 Continuation of Indemnity. The indemnification and advancement of expenses provided or granted hereunder shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01 Seal. The corporate seal, if one is authorized by the Board of Directors, shall have inscribed thereon the name of the corporation, and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

SECTION 11.02 Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation, or at such other place or places as may be designated from time to time by the Board of Directors.

ARTICLE XII

AMENDMENT

Subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions of the Investor Rights Agreement, these bylaws may be altered, amended, or repealed by a majority of the number of directors then constituting the Board of Directors at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting.

EXHIBIT 4.08

FORM OF ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of [•], 2008 (this “Agreement”), among TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “Company”), and UNITED ENERGY GROUP LIMITED, an exempted company with limited liability existing under the laws of Bermuda (the “Purchaser”), and [            ], a [            ], in its capacity as escrow agent hereunder (the “Escrow Agent”).

W I T N E S S E T H:

WHEREAS, the Purchaser and the Company have entered into an Amended and Restated Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008 (the “Investment Agreement”), pursuant to which the Purchaser has agreed to purchase from the Company, and the Company has agreed to issue to the Purchaser, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock (terms defined in the Investment Agreement and not otherwise defined herein are used herein as therein defined);

WHEREAS, the Purchaser and the Company have entered into an Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008 (the “Investor Rights Agreement”), which sets forth, among other things, certain rights of the Purchaser in respect of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, including the formation of an Oversight Committee (as defined in the Investor Rights Agreement) to oversee the Company’s compliance with certain agreed actions;

WHEREAS, it is contemplated under Sections 4.01(a)(iii), 4.01(b) and 4.08 of the Investment Agreement that the Purchaser shall deposit or cause to be deposited into escrow the First Tranche Price and the Second Tranche Price (together, the “Escrow Amount”) at the Swap Closing, to be held and disbursed by the Escrow Agent in accordance with Section 4 of this Agreement;

WHEREAS, it is contemplated under Section 3.01 of the Investor Rights Agreement that the Purchaser and the Oversight Committee shall have the right to oversee the disbursement of the Escrow Amount by the Escrow Agent in accordance with Section 4 of this Agreement; and

WHEREAS, a copy of the Investment Agreement and the Investor Rights Agreement have been delivered to the Escrow Agent, and the Escrow Agent is willing to act as the Escrow Agent hereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and in the Investment Agreement and the Investor Rights Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Appointment and Agreement of Escrow Agent. The Purchaser and the Company hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, escrow agent upon the terms and conditions of this Agreement.

2. Establishment of the Escrow Fund. (a) Pursuant to Sections 4.01(a)(iii), 4.01(b) and 4.08 of the Investment Agreement, the Purchaser shall deliver to the Escrow Agent on the date hereof the Escrow Amount. The Purchaser shall deposit the Escrow Amount in Account No. [            ] at [            ], [city, state], ABA No. [            ] (the “Escrow Account”). The Escrow Agent shall hold the Escrow Amount and all interest and other amounts earned thereon (the “Escrow Fund”) in escrow pursuant to this Agreement, in the Escrow Account.

(b) Each of the Purchaser and the Company confirms to the Escrow Agent and to each other that the Escrow Fund is free and clear of all encumbrances except as may be created by this Agreement, the Investment Agreement and the Investor Rights Agreement.

3. Purpose of the Escrow Fund. The Escrow Agent shall hold the Escrow Amount as necessary to ensure the compliance by the Company with the various actions set forth on the capital requirements schedule attached as Schedule 7.12 to the Investment Agreement.

4. Payments from the Escrow Fund. b) The Escrow Agent shall make payments from the Escrow Fund to the Company as directed by an authorized signatory of the Oversight Committee (an “Authorized Signatory”) in accordance with this Section 4.

(b) The determination of whether any portion of the Escrow Fund may be paid to the Company by the Escrow Agent pursuant to Section 4(a) of this Agreement shall be made by the Oversight Committee in accordance with Section 3.01 of the Investor Rights Agreement. Following such determination, an Authorized Signatory shall promptly notify the Escrow Agent in writing to such effect, which notice shall specify the amount of the Escrow Fund to be released to the Company (each such amount, a “Release Amount”) and the date upon which such Release Amount shall be paid to the Company (each, a “Release Date”). The Escrow Agent shall (i) as promptly as practicable notify the Purchaser and the Company of the receipt of such notice and (ii) pay each such Release Amount to the Company on the applicable Release Date by wire transfer of immediately available funds to an account specified by the Company in writing at least one Business Day prior to such Release Date.

(c) Notwithstanding the foregoing, if at any time the Purchaser reasonably determines that the Company’s use or allocation of any portion of any Release Amount received by the Company is materially inconsistent with the capital requirements schedule, the Purchaser shall have the right to notify the Escrow Agent in writing to such effect, and upon receipt of such notice the Escrow Agent shall immediately cease distribution of any Release Amount, or any portion thereof, until further instructed in accordance with Section 4(d).

(d) Following the receipt of a notice pursuant to Section 4(c) of this Agreement, the Escrow Agent may not re-commence distribution of any Release Amount, or any portion thereof, until it subsequently receives a joint writing authorizing such release, signed by the Purchaser and an Authorized Signatory, which joint writing shall specify the Release Amount and associated Release Date. The Escrow Agent shall then pay such Release Amount to the Company on the associated Release Date by wire transfer of immediately available funds to an account specified by the Company in writing at least one Business Day prior to such Release Date. Any subsequent release of any Release Amount by the Escrow Agent to the Company shall be made in accordance with Section 4(b).

5. Liquidation of the Escrow Fund. Whenever the Escrow Agent shall be required to make payment from the Escrow Fund, the Escrow Agent shall pay such amount by liquidating the investments of the Escrow Fund to the extent necessary to pay such amount in full and in cash.

6. Maintenance of the Escrow Fund; Termination of the Escrow Fund. (a) The Escrow Agent shall continue to maintain the Escrow Fund until the earlier of (i) the time at which there shall be no funds remaining in the Escrow Fund and (ii) the termination of this Agreement.

(b) Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the termination of the Escrow Fund, the Escrow Agent shall, if so instructed in a joint writing signed by the Purchaser and the Company, pay from the Escrow Fund, as instructed, to the Company, as directed in such writing, the amount of cash so instructed (and if such cash is not available, shall liquidate such investments of the relevant Escrow Fund as are necessary to make such payment).

7. Investment of Escrow Fund. (a) The Escrow Agent shall invest and reinvest moneys on deposit in the Escrow Fund, unless written notice to the contrary is received from the Company, in any combination of the following: (i) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or readily marketable obligations unconditionally guaranteed by the full faith and credit of the Government of the United States; (ii) insured certificates of deposit of, or time deposits with, any commercial bank that is a member of the Federal Reserve System and which issues (or the parent of which issues) commercial paper rated as described in clause (iii), is organized under the laws of the United States or any

State thereof and has combined capital and surplus of at least $1 billion; or (iii) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States, rated at least “Prime-1” (or the then equivalent grade) by Moody’s Investors Service, Inc. or “A-1” (or the then equivalent grade) by Standard & Poors, Inc.

(b) The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to distribute the Escrow Fund pursuant to the terms of this Agreement or as otherwise contemplated in this Agreement.

8. Assignment of Rights to the Escrow Fund; Assignment of Obligations; Successors. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that the Purchaser may assign all or any of its rights and obligations hereunder to any Affiliate of the Purchaser, provided that no such assignment shall relieve the Purchaser of its obligations hereunder if such assignee does not perform such obligations.

9. Escrow Agent. (a) Except as expressly contemplated by this Agreement or by joint written instructions from the Purchaser and the Company, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Escrow Fund, except pursuant to an order of a court of competent jurisdiction.

(b) The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

(c) In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

(d) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent shall have no duty as to the collection or protection of the Escrow Fund or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

(f) As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Escrow Agent shall receive a fee in the amount specified in Schedule A to this Agreement and shall be reimbursed upon request for all expenses, disbursements and advances, including brokerage costs and reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement. All such fees and expenses shall be the responsibility of the Company.

(g) The Company and the Purchaser, jointly and severally, shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys’ fees, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.

(h) The Escrow Agent may at any time resign by giving 20 Business Days’ prior written notice of resignation to the Company and the Purchaser. The Company and the Purchaser may at any time jointly remove the Escrow Agent by giving ten Business Days’ written notice signed by each of them to the Escrow Agent. If the

Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having its principal executive offices in New York City and assets in excess of $2 billion, and which shall be reasonably acceptable to the Company, shall be appointed by the Purchaser by written instrument executed by the Company and the Purchaser and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of the Company, the Purchaser or the successor Escrow Agent, execute and deliver to such successor Escrow Agent all the right, title and interest hereunder in and to the Escrow Fund of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within 20 Business Days of a notice of resignation by the Escrow Agent, the Escrow Agent’s sole responsibility shall thereafter be to hold the Escrow Fund until the earlier of receipt of designation of a successor Escrow Agent, a joint written instruction by the Company and the Purchaser and termination of this Agreement in accordance with its terms.

10. Termination. This Escrow Agreement shall terminate on the earlier of: (a) the date on which there are no funds remaining in the Escrow Fund and (b) such other date as shall be specified by joint written instruction of the Company and the Purchaser to the Escrow Agent.

11. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given upon receipt) by delivery in Person, by overnight courier, by facsimile upon written confirmation of delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11):

(a) if to the Company:

Transmeridian Exploration Incorporated

5847 San Felipe, Suite 4300

Houston, Texas 77057

U.S.A.

Attention: Chief Financial Officer

Facsimile: +1 713 781 6593

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002-5200

U.S.A.

Attention: James L. Rice III

Facsimile: +1 713 236 0822

(b) if to the Purchaser:

United Energy Group Limited

Unit 2112, Two Pacific Place

88 Queensway

Central, Hong Kong

Attention: Rachel Zhang, Executive Director

Facsimile: +852 2522 6938

with a copy to:

Shearman & Sterling LLP

12th Floor Gloucester Tower

The Landmark, 11 Pedder Street

Central, Hong Kong

Attention: Paul Strecker

Facsimile: +852 2978 8099

(c) if to the Escrow Agent, to:

[to come]

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed within that State.

13. Amendments. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Company, the Purchaser and the Escrow Agent or (b) by a waiver in accordance with Section 14 of this Agreement.

14. Waiver. Any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto or (b) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

15. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

16. Entire Agreement. This Agreement, the Investment Agreement and the Investor Rights Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Company, the Purchaser and the Escrow Agent, or any of them, with respect to the subject matter hereof.

17. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

18. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

19. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

20. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

By
Title:

UNITED ENERGY GROUP LIMITED

By
Title:

[ESCROW AGENT]

By
Title:

Escrow Agreement

SCHEDULE A

[Escrow Agent Fees]

Exhibit 7.01

Approved Conduct between Signing and Swap Closing

1.	Payment of $10,000 and a grant of 20,000 shares of restricted common stock (or, at the election of each director, a cash payment of $40,000 in lieu thereof) to each of the directors elected by holders of the Junior Preferred Stock in accordance with the Company’s director compensation policies, in addition to options to acquire 40,000 shares of common stock at such time as authorized shares are available therefor.

2.	Payment of $75,000 to each member of the Special Committee of the Board appointed in connection with the Transactions and related matters.

3.	The Company may seek from the parties to the Additional Return Agreements an agreement to forbear from receiving payment of the returns described therein.

Exhibit 7.02(a)(i)

Amendment to the Certificate of Incorporation

See Annex B to the Proxy Statement

Exhibit 7.02(a)(iii)

Amendment to the Certificate of Designations of the

Senior Preferred Stock

See Annex C to the Proxy Statement

Exhibit 7.02(a)(iv)

Amendment to the Certificate of Designations of the

Junior Preferred Stock

See Annex D to the Proxy Statement

Exhibit 7.10

Form of Release Letter

FORM OF RELEASE AND WAIVER

THIS RELEASE AND WAIVER (this “Release”), dated as of [—], 2008, is made by [            ] (the “Holder”), in favor of Transmeridian Exploration Incorporated, a Delaware corporation (the “Company”).

W I T N E S S E T H :

WHEREAS, the Holder owns [—] shares of the 20% junior redeemable convertible preferred stock, par value US$0.0006 per share, of the Company;

WHEREAS, the Holder is entitled to receive certain additional returns from the Company pursuant to [the 20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement, dated June 18, 2007, among the Holder, the Company, Kenmont Special Opportunities Master Fund, L.P. and other investors] [the 20% Junior Redeemable Convertible Preferred Stock Additional Return Agreement, dated June 26, 2007, among the Holder, the Company, Capital Ventures International and other investors] (the “Additional Return Agreement”); capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Additional Return Agreement; and

WHEREAS, in accordance with the Investment Agreement, dated as of June 11, 2008, between United Energy Group Limited, an exempted company with limited liability existing under the laws of Bermuda (“United”) and the Company (the “Investment Agreement”), United has agreed to pay on behalf of the Company a portion of the Returns equal in amount to US$[—] (the “Return Payment”).

NOW THEREFORE, in consideration of the premises, the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. Release. The Holder, on its own behalf and on behalf of its past or present directors, officers, managers, employees, principals, agents, representatives, attorneys, partners, predecessors, successors, assigns, beneficiaries, parents, subsidiaries, affiliates, divisions, owners, co-owners, heirs, administrators and executors (collectively, the “Releasors”), hereby:

(a) generally, completely, absolutely, unconditionally and irrevocably releases, acquits, and forever discharges the Company, its affiliates and subsidiaries, and each of their respective past or present directors, officers, managers, employees, principals, agents, representatives, attorneys, partners, predecessors, successors, assigns, beneficiaries, parents, subsidiaries, affiliates, divisions, owners, co-owners, heirs, administrators and executors (collectively, “Releasees”) of and from any and all obligations, claims and causes of action of every nature and description (including all demands, actions, proceedings, suits, debts, liabilities, losses, fees, penalties, judgments, settlements, attorneys’ fees or costs and other damages, expenses or costs) of whatever nature, regardless of whether presently known or unknown, pending or future, certain or contingent, accrued or unaccrued, at law or in equity that the Releasors had, now have or hereinafter may have against the Releasees, or any of them arising out of or in connection with the Additional Return Agreement and any rights or obligations set forth therein, including any rights of the Releasors to receive the Returns and the Company’s obligations, including any payment obligations, in respect of any unpaid Returns, by reason of any acts or omissions whatsoever; and

(b) irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting, participating or causing to be commenced or instituted, any lawsuit or action of any type against any of the Releasees arising out of or in connection with the Additional Return Agreement and any rights or obligations set forth therein, including any rights of the Releasors to receive the Returns and the Company’s obligations, including any payment obligations, in respect of any unpaid Returns, either through a class action, derivative action or direct action, based on any acts or omissions whatsoever; and

(c) waives any and all claims and demands whatsoever against the Releasees arising out of or in connection with the Additional Return Agreement and any rights or obligations set forth therein, including any rights of the Releasors to receive the Returns and the Company’s obligations, including any payment obligations, in respect of any unpaid Returns.

2. Effective Date. This Release shall be effective as of the Swap Closing (as defined in the Investment Agreement); provided that such effectiveness shall be conditioned upon the Holder’s receipt of the Return Payment.

3. Severability. If any term or other provision of this Release is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Release shall nevertheless remain in full force and effect so long as the economic or legal substance hereof is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Release so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

4. Entire Agreement; Assignment. This Release constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Release shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by the Holder without the prior written consent of the Company.

5. Parties in Interest. This Release shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Release, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Release.

6. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Release were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

7. Governing Law. This Release shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (other than those provisions set forth herein that are required to be governed by the General Corporation Law of the State of Delaware). All actions and proceedings arising out of or relating to this Release shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in The City of New York for the purpose of any action, litigation, suit, claim, proceeding or investigation (each, an “Action”) arising out of or relating to this Release brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Release may not be enforced in or by any of the above-named courts.

8. Headings. The descriptive headings contained in this Release are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Release.

9. Counterparts. This Release may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10. Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Release. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other party hereto have been induced to enter into this Release by, among other things, the mutual waivers and certifications in this Section 10.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed as of the date first written above.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

Exhibit 7.12

Capital Requirements Schedule

Timing	Amount	Description	Milestone	Cumulative Amount
10/8/08	$26,334,000	• Paydown of working capital deficit including: — $23.3 million of accounts payable — $3.0 million of loans to shareholders	None.	$26,334,000

10/15/08	$1,315,510

•     Completion services for K-2 and K-3, including workover rig daywork and perforation

•     CPF instrumentation (control valves, temperature gauges) and construction

•     Demercaptanization facilities construction, including Instrumentation and DMU cable mounting, DMU instrumentation start-up and Steam boiler-house start-up

•     Commercial oil pipeline from CPF to Alibekmola Pump Station construction

•     Gas disposal construction, including completion of brick factory construction and automatic gasification system construction for brick factory

•     Formation pressure maintenance—design engineering for pilot water injection design SA3,15

•     Designing of industrial base

•     Miscellaneous construction, including designer’s supervision and engineering support of line cell construction 110 kV at Kenkiyak substation and completion of fire garage construction

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies, furniture for office, furniture for Instrumentation house and office furniture for operator’s houses at CPF and DMU

•     Purchase of Steam truck for PD

•     Purchase of the following oilfield equipment, including chemicals transfer pump for Prod. Dep and formation water pump

			1,673 bbls per day	$27,649,510

Timing	Amount	Description	Milestone	Cumulative Amount
11/15/08	$1,289,163

•     Demercaptanization facilities construction—steam boiler-house start-up

•     Commercial oil pipeline from CPF to Alibekmola Pump Station construction

•     Field development construction—intrafield roads and flow lines (3 km with power lines)

•     Gas disposal construction, including completion of brick factory construction and Gas pipeline from CPF to Gas disposal unit

•     Formation pressure maintenance—design engineering for pilot water injection design SA3,15

•     Designing of industrial base

•     Miscellaneous construction, including designer’s supervision and engineering support of line cell construction 110 kV at Kenkiyak substation; 6 kV Power line and Transformer substation construction for SA27,5,35,23; water pipeline heating system construction; Vegetable store construction for a new camp; Repair of existing roads, painting of tank battery, water tanks heat insulation at water wells etc; Construction of potable water line from water line of KOA to DMU of CNTME and Pipelines and tanks insulation at water wells

•     Installation of drainage tank V-63m3 with pump for heaters PP-1,6

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

•     Steam truck for PD

•     Contingency

			2,051 bbls per day	$28,938,673

Timing	Amount	Description	Milestone	Cumulative Amount
12/15/08	$1,394,000

•     Drilling of 1 water well for formation pressure maintenance

•     3D seismic (85-90 KB.KM / sq.m.) field works

•     Commercial oil pipeline from CPF to Alibekmola Pump Station—Communication installation between operators’ houses at CPF and Pump station

•     Field Development—Intrafield roads design (15 km to 10 wells and 12 km road from brick plant to quarry)

•     Field development construction—intrafield roads and flow lines (3 km with power lines)

•     Gas disposal equipment—Gas pipeline from CPF to Gas disposal unit

•     Formation pressure maintenance—design engineering for pilot water injection design SA3,15 and pump station equipment

•     Designing of industrial base and designer’s supervision and engineering support of line cell construction 110 kV at Kenkiyak substation

•     Miscellaneous construction, including water pipeline heating system construction; repair of existing roads, painting of tank battery, water tanks heat insulation at water wells etc; and construction of potable water line from water line of KOA to DMU of CNTME and pipelines and tanks insulation at water wells

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

•     Ambulance car

			2,575 bbls per day	$30,332,673

Timing	Amount	Description	Milestone	Cumulative Amount
1/15/09	$1,460,800

•     3D seismic (85-90 KB.KM / sq.m.) field works

•     Automatic fire-fighting system at CPF and DMU and Gas detection system at CPF and DMU

•     Field development construction—construction of intrafield roads, construction of flow lines (3 km with power lines) and motor road from brick plant to quarry

•     Gas disposal equipment—Gas pipeline from CPF to Gas disposal unit

•     Formation pressure maintenance—Pilot water injection design SA3,15; pump station equipment and pilot water injection unit construction (SA-11,15)

•     Miscellaneous construction, including water pipeline heating system construction; repair of existing roads, painting of tank battery, water tanks heat insulation at water wells etc and construction of potable water line from water line of KOA to DMU of CNTME

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

•     Purchase of oilfield equipment—chemicals transfer pump for Prod. Dep

			2,700 bbls per day	$31,793,473

2/15/09	$4,521,300

•     Site construction and mobilization of the drilling rig

•     Wellhead equipment and casing accessories

•     3D seismic (85-90 KB.KM / sq.m.) field works

•     Automatic fire-fighting system at CPF and DMU and Gas detection system at CPF and DMU

•     Field development construction—construction of intrafield roads, construction of flow lines (3 km with power lines) and motor road from brick plant to quarry

•     Formation pressure maintenance—pump station equipment and pilot water injection unit construction (SA-11,15)

•     Designing of water line from water line of KOA to DMU

•     Miscellaneous construction, including water pipeline heating system construction; repair of existing roads, painting of tank battery, water tanks heat insulation at water wells etc and construction of potable water line from water line of KOA to DMU of CNTME

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

•     Contingency

			2,818 bbls per day	$36,314,773

Timing	Amount	Description	Milestone	Cumulative Amount
3/15/09	$5,025,300

•     Drilling Rig Daywork

•     Wellhead equipment and casing accessories

•     3D seismic (85-90 KB.KM / sq.m.) field works and 3D seismic processing

•     Automatic fire-fighting system at CPF and DMU and Gas detection system at CPF and DMU

•     Field development construction—construction of intrafield roads, construction of flow lines (3 km with power lines) and motor road from brick plant to quarry

•     Gas disposal—design engineering of Pipeline from CPF to Gas disposal unit

•     Formation pressure maintenance—pilot water injection unit construction (SA-11,15)

•     Designing of water line from water line of KOA to DMU

•     Miscellaneous construction—repair of existing roads, painting of tank battery, water tanks heat insulation at water wells etc

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

			2,874 bbls per day	$41,340,073

4/15/09	$4,910,300

•     Drilling Rig Daywork and cement job

•     Wellhead equipment and casing accessories

•     3D seismic (85-90 KB.KM / sq.m.)—3D seismic processing

•     Field development construction—construction of intrafield roads, construction of flow lines (3 km with power lines) and motor road from brick plant to quarry

•     Gas disposal—pilot gas injection unit designing SA-31 and design engineering of Pipeline from CPF to Gas disposal unit

•     Formation pressure maintenance—pilot water injection unit construction (SA-11,15)

•     Designing of water line from water line of KOA to DMU

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

•     Purchase of oilfield equipment—Submersible pump HB50/50

			3,038 bbls per day	$46,250,373

Timing	Amount	Description	Milestone	Cumulative Amount
5/15/09	$5,946,300

•     Site construction; Drilling Rig Daywork; Mud Logging services; Open and cased well logging; Selective acid job; Transportation of the drilling rig; Completion services; Completion Fluids; Transportation of the service rig and Field Transportation costs

•     Completion chemicals, wellhead equipment and casing accessories

•     3D seismic (85-90 KB.KM / sq.m.)—3D seismic processing

•     Field development construction—construction of intrafield roads and motor road from brick plant to quarry

•     Gas disposal—pilot gas injection unit designing SA-31 and design engineering of Pipeline from CPF to Gas disposal unit

•     Construction works for Chief Process Engineer department

•     Office equipment & supplies and furniture for office

•     Purchase of radio communication means

•     Contingency

			3,856 bbls per day	$52,196,673

6/15/09	$5,390,800	• Drilling Rig Daywork; Mud Logging services; Open and cased well logging; Selective acid job and cement job • 3D seismic (85-90 KB.KM / sq.m.)—3D seismic data interpretation • Field development construction—motor road from brick plant to quarry • Gas disposal—pilot gas injection unit designing SA-31 and design engineering of Pipeline from CPF to Gas disposal unit • Construction works for Chief Process Engineer department • Office equipment & supplies and furniture for office • Purchase of radio communication means	4,045 bbls per day	$57,587,473

•	$10,000,000 will be invested in the Gasha Field in Dagestan, Russia

•	Remaining $7,412,527 will be held in cash for potential contingencies

•

In no event shall any of the Proceeds, including the First Tranche Price or Second Tranche Price, be used to redeem, or make any payments with respect to, any of the Remaining Preferred Stock, the 12% Senior Notes Cash Payments, the Senior Notes Repurchase Payment or the New Senior Notes Redemption Payments, or for the any repurchases of, or any payments with respect to, Common Stock

ANNEX B

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Pursuant to Sections 242 and 245 of the

Delaware General Corporation Law

The undersigned, Earl W. McNiel, certifies that he is the Vice President and Chief Financial Officer of Transmeridian Exploration Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), and does hereby further certify as follows:

1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 18, 2000.

2. The original Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 6, 2000.

3. This Second Amended and Restated Certificate of Incorporation (this “Certificate”) was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and will be effective upon its filing with the Secretary of State of the State of Delaware.

4. The text of the original Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of the Corporation is Transmeridian Exploration Incorporated.

SECOND: The address of the Corporation’s registered office in the State of Delaware is National Registered Agents, Inc., 9 East Loockerman Street in the City of Dover, County of Kent, 19901. The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

THIRD: The nature of the business and purpose to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 1,015,000,000 shares, of which 1,000,000,000 shares shall be common stock, with a par value of $.0006 per share (“Common Stock”), and 15,000,000 shares shall be preferred stock, with a par value of $0.0006 per share (“Preferred Stock”).

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock are as follows:

Preferred Stock

The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

Common Stock

Subject to all of the rights of the holders of any series of Preferred Stock, and except as may be expressly provided with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this Article FOURTH:

(a)	dividends may be declared and paid or set apart for payment upon Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends and may be payable in cash, stock or otherwise;

(b)	the holders of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote, provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation relating to any series of Preferred Stock); and

(c)	upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests.

Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibits A and B attached hereto and incorporated herein by reference: Exhibit A, 15% Senior Redeemable Convertible Preferred Stock; Exhibit B, 20% Junior Redeemable Convertible Preferred Stock.

FIFTH: The Corporation is to have perpetual existence.

SIXTH: Election of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

SEVENTH:

(a)

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived a personal benefit. If the DGCL hereafter is amended to authorize further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

(b)	The Corporation shall indemnify and provide advancement rights to any director or officer to the full extent permitted by Delaware law.

EIGHTH: For the purpose of the orderly management of the business and the conduct of the affairs of the Corporation, the Board of Directors of the Corporation shall have the power to adopt, amend or repeal from time to time the bylaws of the Corporation, subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions that certain Amended and Restated Investor Rights Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Corporation and United Energy Group Limited, as may be amended from time to time (the “Investor Rights Agreement”), a copy of which will be provided to any stockholder of the Corporation upon request. All of the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate in the Board of Directors of the Corporation, are hereby conferred upon the Board of Directors of the Corporation.

NINTH: Subject to the rights of the holders of one or more series of Preferred Stock and the terms and provisions that certain Investor Rights Agreement, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

[Signature page follows]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by the undersigned Directors of the Corporation on this      day of             , 2008.

Transmeridian Exploration Incorporated

By:
Name:	Earl W. McNiel
Title:	Vice President and Chief Financial Officer

EXHIBIT A

15% Senior Redeemable Convertible Preferred Stock

EXHIBIT B

20% Junior Redeemable Convertible Preferred Stock

ANNEX C

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF DESIGNATIONS

OF

15% SENIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Transmeridian Exploration Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby files this Certificate of Amendment to the Certificate of Designations of 15% Senior Redeemable Convertible Preferred Stock of the Corporation filed on December 01, 2006 (such original filing, the “Certificate of Designations”) and certifies as follows:

1. The Certificate of Designations is hereby amended in its entirety in the form of Exhibit A (the “Amended Certificate of Designations”).

2. The Amended Certificate of Designations (a) was duly adopted in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware (the “DGCL”), (b) authorized by the affirmative written consent of the holders of at least 66- 2/3% of the then-outstanding shares of the 15% Senior Redeemable Convertible Preferred Stock pursuant to Section 5(a)(vi) of the Certificate of Designations and (c) approved by the holders of over 50% of the then outstanding shares of Common Stock pursuant to Section 242 of the DGCL.

3. The Amended Certificate of Designations shall become effective upon its filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this      day of             , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

EXHIBIT A

CERTIFICATE OF DESIGNATIONS

OF

15% SENIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Pursuant to Section 151 of the General Corporation Law

of the State of Delaware

TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “COMPANY”), does hereby certify that pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of Article Fourth of the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the “CERTIFICATE OF INCORPORATION”), and pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Pricing Committee (the “PRICING COMMITTEE”) designated by the Board of Directors (the “BOARD OF DIRECTORS”) by resolution adopted on November 28, 2006, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date of filing of the Certificate of Amendment to the Certificate of Designations of the Redeemable Convertible Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Pricing Committee by the Board of Directors, and in the Board of Directors by the Certificate of Incorporation, the Pricing Committee hereby creates a series of preferred stock of the Company and hereby states that the powers, designations, preferences and relative, participating, optional or other special rights of which, and qualifications, limitations or restrictions thereof, shall be as follows:

(1)	Designation and Amount. There shall be created from the 15,000,000 shares of preferred stock, par value $.0006 per share, of the Company authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, designated as the “15% Senior Redeemable Convertible Preferred Stock,” par value $0.0006 per share (the “REDEEMABLE CONVERTIBLE PREFERRED STOCK”), and the number of shares of such series shall be 1,111,282. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Redeemable Convertible Preferred Stock to a number less than that of the shares of Redeemable Convertible Preferred Stock then outstanding.

(2)	Ranking. The Redeemable Convertible Preferred Stock will, with respect to rights upon the liquidation, winding-up or dissolution of the Company rank (i) senior to all Junior Stock, (ii) on a parity with all Parity Stock and (iii) junior to all Senior Stock.

(3)	Dividends. No dividends will be paid on the Redeemable Convertible Preferred Stock. No Holder shall have any right to any dividends, whether or not declared, and whether or not cumulative, payable prior to the effectiveness of the Certificate of Amendment to the Certificate of Designations of the Redeemable Convertible Preferred Stock.

(4)	No Sinking Fund. The Redeemable Convertible Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

(5)	Voting Rights. Except as otherwise expressly required by law, the Holders of the Redeemable Convertible Preferred Stock shall not be entitled to vote on any matters.

(6)	Liquidation Dissolution or Winding Up.

(a)	In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, subject to the rights of holders of any outstanding Senior Stock or Parity Stock, each

Holder shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Preference in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, on any Common Stock.

(b)	Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person, shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 6.

(c)	After the payment to the Holders of the full preferential amounts provided for in Section 6(a), the Holders as such shall have no right or claim to any of the remaining assets of the Company.

(d)	In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 6(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Redeemable Convertible Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Redeemable Convertible Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(7)	Optional Redemption.

(a)	Subject to the conditions set forth below, the Company shall have the right at any time, and from time to time, and at its sole option and election, out of funds legally available, to redeem all or any portion of the outstanding Redeemable Convertible Preferred Stock for an amount equal to the Optional Redemption Price.

(b)	If fewer than all the outstanding shares of Redeemable Convertible Preferred Stock are to be redeemed pursuant to Section 7(a), the shares of Redeemable Convertible Preferred Stock to be so redeemed will be selected by the Company or its Transfer Agent, in accordance with applicable law and any governing agreements, on a pro rata basis, by lot or in such manner that the Company or the Transfer Agent (as the case may be) deem fair and appropriate, based on the ownership of the shares of Redeemable Convertible Preferred Stock as of the date the Company provides notice to the Holders pursuant to Section 7(c).

(c)	To exercise its redemption right under this Section 7, the Company must give notice (the “OPTIONAL REDEMPTION NOTICE”) by first class mail, postage prepaid, to the Holders of record as they appear on the stock register of the Company or its Transfer Agent announcing such redemption. In addition to any information required by applicable law or regulation, the Optional Redemption Notice shall state, as appropriate: (i) the date on which shares of Redeemable Convertible Preferred Stock shall be redeemed (the “OPTIONAL REDEMPTION DATE”), which shall be no more than 10 days following the mailing of the Optional Redemption Notice; (ii) the number of shares of Redeemable Convertible Preferred Stock to be redeemed on the Optional Redemption Date; (iii) the Optional Redemption Price to be paid on the Optional Redemption Date; and (iv) instructions for surrendering shares of Redeemable Convertible Preferred Stock for redemption.

(d)	The funds necessary for the payment of the Optional Redemption Price shall be deposited with the Transfer Agent in trust at least one Business Day prior to the Optional Redemption Date, for the pro rata benefit of the Holders of record as they appear on the stock register of the Company or its Transfer Agent, so as to be and continue to be available therefor.

(e)	From and after the Optional Redemption Date, and subject to prior delivery by the Company of funds with the Transfer Agent as described in Section 7(d) above, the Redeemable Convertible

Preferred Stock to be redeemed shall no longer be deemed to be outstanding, and all rights of the Holders thereof, shall cease and terminate, except the right of the Holders, upon surrender of such shares, to receive the amounts to be paid hereunder.

(f)	The deposit of monies in trust with the Transfer Agent up to the amount necessary for the payment of the aggregate Optional Redemption Price shall be irrevocable except that the Company shall be entitled to receive from the Transfer Agent the interest earned on monies so deposited in trust, and the Holders of the shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the Holders entitled thereto at the expiration of two years from the Optional Redemption Date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the Holders of the shares entitled to funds so repaid to the Company shall look only to the Company for such payment without interest.

(8)	Replacement Stock Certificates. If physical certificates are issued, and any of the Redeemable Convertible Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Redeemable Convertible Preferred Stock certificate, or in lieu of and substitution for the Redeemable Convertible Preferred Stock certificate lost, stolen or destroyed, a new Redeemable Convertible Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Redeemable Convertible Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Redeemable Convertible Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

(9)	Transfer Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Registrar and Paying Agent for the Redeemable Convertible Preferred Stock shall be The Bank of New York. The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided, however, that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first class mail, postage prepaid, to the Holders.

(10)	Form.

(a)

The Redeemable Convertible Preferred Stock may be issued in the form of one or more permanent global shares of Redeemable Convertible Preferred Stock in definitive, fully registered form with the global legend (the “GLOBAL SHARES LEGEND”), as set forth on the form of Redeemable Convertible Preferred Stock certificate attached hereto as Annex A (each, a “GLOBAL PREFERRED SHARE”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Global Preferred Share may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Global Preferred Share shall be deposited on behalf of the holders of the Redeemable Convertible Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for DTC or a Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. This Section 10(a) shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary. The Company may execute and the Registrar shall, in accordance with this Section 10, countersign and deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary (“AGENT MEMBERS”) shall have no rights under this Certificate of Designations with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Company, the Registrar and any agent of the Company or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Registrar or any agent of the Company or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. Holders may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Redeemable Convertible Preferred Stock, this Certificate of Designations or the Certificate of Incorporation. Owners of beneficial interests in any Global Preferred Shares shall not be entitled to receive physical delivery of certificated shares of Redeemable Convertible Preferred Stock, unless (x) the Depositary is unwilling or unable to continue as Depositary for the Global Preferred Share and the Company does not appoint a qualified replacement for the Depositary within 90 days, (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Company does not appoint a qualified replacement for the Depositary within 90 days or (z) the Company decides to discontinue the use of book-entry transfer through the Depositary. In any such case, any and all Global Preferred Shares shall be exchanged in whole for definitive shares of Redeemable Convertible Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference. Definitive shares of Redeemable Convertible Preferred Stock shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.

(b)	(i) An Officer shall sign any and all Global Preferred Shares for the Company, in accordance with the Company’s bylaws and applicable law, by manual or facsimile signature.

(ii)	If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent countersigned the Global Preferred Share, the Global Preferred Share shall be valid nevertheless.

(iii)	A Global Preferred Share shall not be valid until an authorized signatory of the Transfer Agent manually countersigns Global Preferred Share. Each Global Preferred Share shall be dated the date of its countersignature.

(11)	Miscellaneous.

(a)	The Redeemable Convertible Preferred Stock shall be subject to those provisions set forth in the Certificate of Incorporation that are applicable to all classes and series of preferred stock of the Company.

(b)	All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed to a Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent).

(c)

The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Redeemable Convertible Preferred Stock or shares of Common Stock or other Capital Stock issued on account of Redeemable Convertible Preferred Stock pursuant hereto or certificates representing such shares. The

Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Redeemable Convertible Preferred Stock or Common Stock or other Capital Stock in a name other than that in which the shares of Redeemable Convertible Preferred Stock with respect to which such shares are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(12)	Definitions. Unless otherwise defined herein, capitalized terms used in this Certificate of Designations shall have the following meanings:

“AGENT MEMBERS” shall have the meaning set forth in Section 10(a) hereof.

“BOARD OF DIRECTORS” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“BUSINESS DAY” means any day other than a Saturday or Sunday or any other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“CAPITAL STOCK” means:

(1)	in the case of a corporation, corporate stock;

(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)	in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

“CERTIFICATE OF INCORPORATION” shall have the meaning set forth in the recitals.

“COMMON STOCK” means the Company’s Common Stock, par value $0.0006 per share, as the same exists at the date of filing of the Certificate of Amendment of this Certificate of Designations relating to the Redeemable Convertible Preferred Stock, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

“COMPANY” shall have the meaning set forth in the recitals.

“DGCL” shall have the meaning set forth in the recitals.

“DEPOSITARY” means DTC or its nominee or any successor appointed by the Company.

“DTC” means The Depository Trust Company.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GLOBAL PREFERRED SHARE” shall have the meaning set forth in Section 10(a) hereof.

“GLOBAL SHARES LEGEND” shall have the meaning set forth in Section 10(a) hereof.

“HOLDER” means the Person in whose name the shares of the Redeemable Convertible Preferred Stock are registered, which may be treated by the Company and the Transfer Agent as the absolute owner of the shares of Redeemable Convertible Preferred Stock for the purpose of making payment and for all other purposes.

“ISSUE DATE” means December 1, 2006, the date of original issuance of the Redeemable Convertible Preferred Stock.

“JUNIOR STOCK” means all classes of Common Stock of the Company and Series A Cumulative Convertible Preferred Stock and each other class of Capital Stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Redeemable Convertible Preferred Stock as to dividend rights, or rights upon the liquidation, winding-up or dissolution of the Company.

“LIQUIDATION PREFERENCE” means, as to the Redeemable Convertible Preferred Stock, $0.0006 per share.

“OFFICER” means the Chief Executive Officer, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

“OPTIONAL REDEMPTION DATE” shall have the meaning set forth in Section 7(c) hereof.

“OPTIONAL REDEMPTION NOTICE” shall have the meaning set forth in Section 7(c) hereof.

“OPTIONAL REDEMPTION PRICE” means an amount in cash per share of $76.00.

“PARITY STOCK” means any class of Capital Stock established after the date hereof by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“PERSON” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

“PRICING COMMITTEE” shall have the meaning set forth in the recitals.

“REDEEMABLE CONVERTIBLE PREFERRED STOCK” shall have the meaning set forth in Section 1 hereof.

“SENIOR STOCK” means each class of Capital Stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“TRANSFER AGENT” means The Bank of New York, the Company’s duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Redeemable Convertible Preferred Stock.

ANNEX A

FORM OF 15% SENIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK

SEE REVERSE

FOR LEGEND

Number:

15% Senior Redeemable Convertible Preferred Stock              Shares

TRANSMERIDIAN EXPLORATION INCORPORATED

CUSIP NO.:

FACE OF SECURITY

This certifies that Cede & Co. is the owner of fully paid and non-assessable shares of the 15% Senior Redeemable Convertible Preferred Stock, par value $0.0006 each, of Transmeridian Exploration Incorporated (hereinafter called the Company), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation of Transmeridian Exploration Incorporated and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal

of the Company and the

facsimile signatures of its

duly authorized officers.

Dated Countersigned and Registered

Transfer Agent and Registrar

By
	Authorized Signature	Secretary	President

REVERSE OF SECURITY

TRANSMERIDIAN EXPLORATION INCORPORATED

The shares of 15% Senior Redeemable Convertible Preferred Stock (the “REDEEMABLE CONVERTIBLE PREFERRED STOCK”) are subject to redemption by the Company as provided in the Certificate of Designation of the Company relating to the Redeemable Convertible Preferred Stock (the “CERTIFICATE OF DESIGNATIONS”). The preceding description is qualified in its entirety by reference to the Certificate of Designations, a copy of which will be furnished by the Company to any stockholder without charge upon request addressed to the Secretary of the Company at its principal office in Houston, Texas or to the Transfer Agent named on the face of this certificate.

The Company will furnish to any stockholders, upon request, and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued so far as the same have been determined and of the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Any such request should be addressed to the Secretary of the Company at its principal office in Houston, Texas, or to the Transfer Agent named on the face of this certificate.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO

[1]	Subject to removal upon registration under the Securities Act of 1933 or otherwise when the security shall no longer be a Transfer Restricted Security.

CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS.2 IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[2]	Subject to removal if not a global security.

ASSIGNMENT

For value received,                      hereby sell, assign and transfer unto

Please Insert Social Security or

Other Identifying Number of Assignee

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: The Signature to this Assignment Must Correspond with the Name As Written Upon the Face of the Certificate in Every Particular, Without Alteration or Enlargement or Any Change Whatever.

SIGNATURE GUARANTEED

(Signature Must Be Guaranteed by a Member of a Medallion Signature Program)

ANNEX D

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF DESIGNATIONS

OF

20% JUNIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Transmeridian Exploration Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby files this Certificate of Amendment to the Certificate of Designations of 20% Junior Redeemable Convertible Preferred Stock of the Corporation filed on June 18, 2007 (such original filing, as amended and corrected through the date hereof, the “Certificate of Designations”) and certifies as follows:

1. The Certificate of Designations is hereby amended in its entirety in the form of Exhibit A (the “Amended Certificate of Designations”).

2. The Amended Certificate of Designations was (a) duly adopted in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware (the “DGCL”), (b) authorized by the affirmative written consent of the holders of at least 66- 2/3% of the then-outstanding shares of the 20% Junior Redeemable Convertible Preferred Stock pursuant to Section 5(a)(viii) of the Certificate of Designations and (c) approved by the holders of over 50% of the then outstanding shares of Common Stock pursuant to Section 242 of the DGCL.

3. The Amended Certificate of Designations shall become effective upon its filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this      day of             , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

EXHIBIT A

CERTIFICATE OF DESIGNATIONS

OF

20% JUNIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Pursuant to Section 151 of the General Corporation Law

of the State of Delaware

TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “COMPANY”), does hereby certify that, pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of Article Fourth of the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the “CERTIFICATE OF INCORPORATION”), and pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors, by resolution adopted on June 17, 2007, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date of filing of the Certificate of Amendment to the Certificate of Designations of the Redeemable Convertible Preferred Stock:

RESOLVED, that, pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the powers, designations, preferences and relative, participating, optional or other special rights of which, and qualifications, limitations or restrictions thereof, shall be as follows:

(1)	Designation and Amount. There shall be created from the 15,000,000 shares of preferred stock, par value $0.0006 per share, of the Company authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, designated as the “20% Junior Redeemable Convertible Preferred Stock,” par value $0.0006 per share (the “REDEEMABLE CONVERTIBLE PREFERRED STOCK”), and the number of shares of such series shall be 2,755,319. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Redeemable Convertible Preferred Stock to a number less than that of the shares of Redeemable Convertible Preferred Stock then outstanding.

(2)	Ranking. The Redeemable Convertible Preferred Stock will, with respect to rights upon the liquidation, winding-up or dissolution of the Company, rank (i) senior to all Junior Stock, (ii) on a parity with all Parity Stock and (iii) junior to all Senior Stock.

(3)	Dividends. No dividends will be paid on the Redeemable Convertible Preferred Stock. No Holder shall have any right to any dividends, whether or not declared, and whether or not cumulative, payable prior to the effectiveness of the Certificate of Amendment to the Certificate of Designations of the Redeemable Convertible Preferred Stock.

(4)	No Sinking Fund. The Redeemable Convertible Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

(5)	Voting Rights. Except as otherwise expressly required by law, the Holders of the Redeemable Convertible Preferred Stock shall not be entitled to vote on any matters.

(6)	Liquidation, Dissolution or Winding Up.

(a)	In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, subject to the rights of holders of any outstanding Senior Stock or Parity Stock, each Holder shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Preference in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, on any Common Stock.

(b)	Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person, shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 6.

(c)	After the payment to the Holders of the full preferential amounts provided for in Section 6(a), the Holders as such shall have no right or claim to any of the remaining assets of the Company.

(d)	In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 6(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up, unless proportionate distributable amounts shall be paid on account of the shares of Redeemable Convertible Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Redeemable Convertible Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(7)	Optional Redemption.

(a)	Subject to the conditions set forth below, the Company shall have the right at any time, and from time to time, and at its sole option and election, out of funds legally available, to redeem all or any portion of the outstanding Redeemable Convertible Preferred Stock for an amount equal to the Optional Redemption Price.

(b)	If fewer than all the outstanding shares of Redeemable Convertible Preferred Stock are to be redeemed pursuant to Section 7(a), the shares of Redeemable Convertible Preferred Stock to be so redeemed will be selected by the Company or its Transfer Agent, in accordance with applicable law and any governing agreements, on a pro rata basis, by lot or in such manner that the Company or the Transfer Agent (as the case may be) deem fair and appropriate, based on the ownership of the shares of Redeemable Convertible Preferred Stock as of the date the Company provides notice to the Holders pursuant to Section 7(c).

(c)	To exercise its redemption right under this Section 7, the Company must give notice (the “OPTIONAL REDEMPTION NOTICE”) by first class mail, postage prepaid, to the Holders of record as they appear on the stock register of the Company or its Transfer Agent announcing such redemption. In addition to any information required by applicable law or regulation, the Optional Redemption Notice shall state, as appropriate: (i) the date on which shares of Redeemable Convertible Preferred Stock shall be redeemed (the “OPTIONAL REDEMPTION DATE”), which shall be no more than 10 days following the mailing of the Optional Redemption Notice; (ii) the number of shares of Redeemable Convertible Preferred Stock to be redeemed on the Optional Redemption Date; (iii) the Optional Redemption Price to be paid on the Optional Redemption Date; and (iv) instructions for surrendering shares of Redeemable Convertible Preferred Stock for redemption.

(d)	The funds necessary for the payment of the Optional Redemption Price shall be deposited with the Transfer Agent in trust at least one Business Day prior to the Optional Redemption Date, for the pro rata benefit of the Holders of record as they appear on the stock register of the Company or its Transfer Agent, so as to be and continue to be available therefor.

(e)	From and after the Optional Redemption Date, and subject to prior delivery by the Company of funds with the Transfer Agent as described in Section 7(d) above, the Redeemable Convertible Preferred Stock to be redeemed shall no longer be deemed to be outstanding, and all rights of the Holders thereof, shall cease and terminate, except the right of the Holders, upon surrender of such shares, to receive the amounts to be paid hereunder.

(f)	The deposit of monies in trust with the Transfer Agent up to the amount necessary for the payment of the aggregate Optional Redemption Price shall be irrevocable except that the Company shall be entitled to receive from the Transfer Agent the interest earned on monies so deposited in trust, and the Holders of the shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the Holders entitled thereto at the expiration of two years from the Optional Redemption Date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the Holders of the shares entitled to funds so repaid to the Company shall look only to the Company for such payment without interest.

(8)	Replacement Stock Certificates. If physical certificates are issued, and any of the Redeemable Convertible Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Redeemable Convertible Preferred Stock certificate, or in lieu of and substitution for the Redeemable Convertible Preferred Stock certificate lost, stolen or destroyed, a new Redeemable Convertible Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Redeemable Convertible Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Redeemable Convertible Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

(9)	Transfer Agent, Registrar and Paying Agent. The duly appointed Transfer Agent Registrar and Paying Agent for the Redeemable Convertible Preferred Stock shall be The Bank of New York; provided, however, that the Company may, at its option, serve as the Transfer Agent and Registrar for the Redeemable Convertible Preferred Stock for a period of up to 10 Business Days from the Issue Date.

The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided, however, that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first class mail, postage prepaid, to the Holders.

(10)	Form.

(a)

The Redeemable Convertible Preferred Stock sold to QIBs may be issued in the form of one or more permanent global shares of Redeemable Convertible Preferred Stock in definitive, fully registered form, subject to the global legend (the “GLOBAL SHARES LEGEND”), as set forth on the form of Redeemable Convertible Preferred Stock certificate attached hereto as Annex A (each, a “GLOBAL PREFERRED SHARE”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Global Preferred Share may have, or be subject to, notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is then subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Global Preferred Share shall be deposited on behalf of the Holders of the Redeemable Convertible Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for DTC or a Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. This Section 10(a) shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary. The Company may execute and the Registrar shall, in accordance with this Section 10(a), countersign and/or deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary (“AGENT MEMBERS”) shall have no rights under this Certificate of Designations with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Company, the Registrar and any agent of the Company or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Registrar or any agent of the Company or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. Holders may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Redeemable Convertible Preferred Stock, this Certificate of Designations or the Certificate of Incorporation. Owners of beneficial interests in any Global Preferred Shares shall not be entitled to receive delivery of certificated or uncertificated shares of Redeemable Convertible Preferred Stock, in registered form, unless (x) the Depositary is unwilling or unable to continue as Depositary for the Global Preferred Share and the Company does not appoint a qualified replacement for the Depositary within 90 days, (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Company does not appoint a qualified replacement for the Depositary within 90 days or (z) the Company elects to discontinue the use of book-entry transfer through the Depositary. In any such case, any and all Global Preferred Shares shall be exchanged in whole for definitive shares of Redeemable Convertible Preferred Stock in registered form, either certificated or uncertificated (at the Company’s election), with the same terms and of an equal aggregate Liquidation Preference. Definitive shares of Redeemable Convertible Preferred Stock shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.

(b)	(i) An Officer shall sign any and all Global Preferred Shares for the Company, in accordance with the Bylaws and applicable law, rules and regulations, by manual or facsimile signature.

(ii)	If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent countersigned the Global Preferred Share, the Global Preferred Share shall be valid nevertheless.

(iii)	A Global Preferred Share that is to be manually executed shall not be valid until an authorized signatory of the Transfer Agent manually countersigns the Global Preferred Share. Each Global Preferred Share shall be dated the date of its countersignature.

(11)	Miscellaneous.

(a)	The Redeemable Convertible Preferred Stock shall be subject to those provisions set forth in the Certificate of Incorporation that are applicable to all classes and series of preferred stock of the Company.

(b)	All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or 3 Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed to a Holder at the address of such Holder as listed in the stock transfer records of the Company (which may include the records of the Transfer Agent) or to such other address as the Holder shall have designated by notice similarly given.

(c)

The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Redeemable Convertible Preferred Stock or shares of Common Stock or other Capital Stock issued on account of Redeemable Convertible Preferred Stock pursuant hereto or certificates representing such shares. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Redeemable Convertible Preferred Stock or Common Stock or other Capital Stock in a name other than that in which the shares of

Redeemable Convertible Preferred Stock with respect to which such shares are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(12)	Definitions. Unless otherwise defined herein, capitalized terms used in this Certificate of Designations shall have the following meanings:

“AGENT MEMBERS” shall have the meaning set forth in Section 10(a) hereof.

“BOARD OF DIRECTORS” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“BUSINESS DAY” means any day other than a Saturday or Sunday or any other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“BYLAWS” shall mean the bylaws of the Company, as then in effect.

“CAPITAL STOCK” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

“CERTIFICATE OF INCORPORATION” shall have the meaning set forth in the recitals.

“COMMON STOCK” means the Company’s Common Stock, par value $0.0006 per share, as the same exists at the date of filing of the Certificate of Amendment of this Certificate of Designations relating to the Redeemable Convertible Preferred Stock, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

“COMPANY” shall have the meaning set forth in the recitals.

“DGCL” shall have the meaning set forth in the recitals.

“DEPOSITARY” means DTC or its nominee or any successor appointed by the Company.

“DTC” means The Depository Trust Company.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GLOBAL PREFERRED SHARE” shall have the meaning set forth in Section 10(a) hereof.

“GLOBAL SHARES LEGEND” shall have the meaning set forth in Section 10(a) hereof.

“HOLDER” means the Person in whose name the shares of the Redeemable Convertible Preferred Stock are registered, which may be treated by the Company and the Transfer Agent as the absolute owner of the shares of Redeemable Convertible Preferred Stock for the purpose of making payment and for all other purposes.

“ISSUE DATE” means June 18, 2007, the date of original issuance of the Redeemable Convertible Preferred Stock.

“JUNIOR STOCK” means all classes of Common Stock of the Company and each other class of Capital Stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Redeemable Convertible Preferred Stock as to dividend rights, or rights upon the liquidation, winding-up or dissolution of the Company.

“LIQUIDATION PREFERENCE” means, as to the Redeemable Convertible Preferred Stock, $0.0006 per share.

“OFFICER” means the Chief Executive Officer, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

“OPTIONAL REDEMPTION NOTICE” shall have the meaning set forth in Section 7(c) hereof.

“OPTIONAL REDEMPTION DATE” shall have the meaning set forth in Section 7(c) hereof.

“OPTIONAL REDEMPTION PRICE” means an amount in cash per share of $76.00.

“PARITY STOCK” means any class of Capital Stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Redeemable Convertible Preferred Stock as to rights upon the liquidation, winding-up or dissolution of the Company.

“PERSON” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subsidiary thereof or any other entity.

“QIB” means a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

“REDEEMABLE CONVERTIBLE PREFERRED STOCK” shall have the meaning set forth in Section 1 hereof.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SENIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK” means the Company’s 15% Senior Redeemable Convertible Preferred Stock initially issued on December 1, 2006.

“SENIOR STOCK” means the Senior Redeemable Convertible Preferred Stock and each class of Capital Stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“TRANSFER AGENT” means, except as provided in Section 9 hereof, The Bank of New York, the Company’s duly appointed transfer agent and registrar for the Redeemable Convertible Preferred Stock. The Transfer Agent is sometimes referred to as the “Registrar.”

ANNEX A

FORM OF 20% JUNIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK

SEE REVERSE

FOR LEGEND

Number:

20% Junior Redeemable Convertible Preferred Stock                  Shares

TRANSMERIDIAN EXPLORATION INCORPORATED

CUSIP NO.:

FACE OF SECURITY

This certifies that Cede & Co. is the owner of fully paid and non-assessable shares of the 20% Junior Redeemable Convertible Preferred Stock, par value $0.0006 each, of Transmeridian Exploration Incorporated (hereinafter called the Company), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation of Transmeridian Exploration Incorporated and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the

Company and the facsimile

signatures of its duly authorized

officers.

Dated Countersigned and Registered

Transfer Agent and Registrar

By
	Authorized Signature	Secretary	President

REVERSE OF SECURITY

TRANSMERIDIAN EXPLORATION INCORPORATED

The shares of 20% Junior Redeemable Convertible Preferred Stock (the “REDEEMABLE CONVERTIBLE PREFERRED STOCK”) are subject to redemption by the Company as provided in the Certificate of Designation of the Company relating to the Redeemable Convertible Preferred Stock (the “CERTIFICATE OF DESIGNATIONS”). The preceding description is qualified in its entirety by reference to the Certificate of Designations, a copy of which will be furnished by the Company to any stockholder without charge upon request addressed to the Secretary of the Company at its principal office in Houston, Texas or to the Transfer Agent named on the face of this certificate.

The Company will furnish to any stockholders, upon request, and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued so far as the same have been determined and of the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Any such request should be addressed to the Secretary of the Company at its principal office in Houston, Texas, or to the Transfer Agent named on the face of this certificate.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS.1 IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[1]	Subject to removal if not a global security.

ASSIGNMENT

For value received,                      hereby sell, assign and transfer unto

Please Insert Social Security or

Other Identifying Number of Assignee

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: The Signature to this Assignment Must Correspond with the Name As Written Upon the Face of the Certificate in Every Particular, Without Alteration or Enlargement or Any Change Whatever.

SIGNATURE GUARANTEED

(Signature Must Be Guaranteed by a Member of a Medallion Signature Program)

ANNEX E-1

Jefferies Randall & Dewey
Three Allen Center 333 Clay Street, Suite 1000 Houston, TX 77002 tel 281.774.2000 www.jefferies.com/jrd

A division of Jefferies & Company, Inc.

June 8, 2008

The Board of Directors

Transmeridian Exploration Incorporated

5847 San Felipe – Suite 4300

Houston, Texas 77057

Members of the Board:

We understand that Transmeridian Exploration Incorporated (the “Company”) proposes to enter into an Investment Agreement with United Energy Group Limited (“UEG”) in order to facilitate a restructuring of its capital structure. The Investment Agreement contemplates that: (a) UEG will purchase all of the Company’s outstanding shares of 20% Junior Redeemable Preferred Stock and 15% Senior Redeemable Preferred Stock (collectively, “Old Preferred Stock”) directly from certain significant shareholders and in a subsequent cash tender offer to acquire all remaining outstanding shares of Old Preferred Stock, each at a price of $76 per share of Old Preferred Stock; (b) upon the consummation of the transactions contemplated in (a) above, the Company will issue 1,512,158 shares of new series B-1 redeemable convertible preferred stock, 622,897 shares of new series B-2 redeemable convertible preferred stock, and warrants to purchase an aggregate of 33,653,960 shares of Company common stock at an exercise price of $2.00 per share, in exchange for the Old Preferred Stock acquired by UEG plus $75 million (such issuance is referred to herein as the “Investment”). The terms and conditions of the Investment are more fully set forth in the Investment Agreement and the related documents referred to therein.

You have asked for our opinion as to whether the proposed Investment is fair, from a financial point of view, to the Company.

In arriving at our opinion, we have, among other things:

(i)	reviewed a draft dated June 4, 2008 of the Investment Agreement;

(ii)	reviewed certain publicly available financial and other information about the Company and the industry in which it operates that we deemed to be relevant;

(iii)	reviewed certain information furnished to us by the Company’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Company;

(iv)	held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v)	reviewed the proposed terms of the Company’s new series B-1 and B-2 redeemable convertible preferred stock and the Company’s new warrants and compared such terms with other comparable convertible preferred stock and warrant issuances by certain publicly traded companies that we deemed relevant;

(vi)	reviewed the share trading price history and valuation multiples for the Company’s common stock and compared them with those of certain publicly traded companies that we deemed relevant;

(vii)	reviewed the results of operations of the Company and compared them with those of certain publicly traded companies that we deemed relevant;

(viii)	compared the proposed financial terms of the Investment with the publicly available financial terms of certain other transactions that we deemed relevant;

(ix)	reviewed the January 1, 2008 reserve report relating to the Company prepared by Ryder Scott;

E-1-1

(x)	participated in discussions among representatives of the Company and their financial and legal advisors; and

(xi)	conducted such other financial studies, analyses and investigations and considered such other information as we deemed appropriate.

With respect to the Investment, we have assumed with your permission that the phrase “fair, from a financial point of view, to the Company” means that, as of the date hereof, the aggregate terms of the Investment could reasonably be expected to be no less favorable to the Company than those terms that would have been obtained in a comparable transaction by the Company with a different unrelated person on an arm’s length basis. For this purpose “unrelated person” means a person having no other business dealings with the Company that could alter its economic incentive with respect to the Investment and who is not an affiliate of the Company.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company or any other transaction party or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. In our review, we did not undertake or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company (other than the reserve report referred to above), nor did we conduct a physical inspection of any of the properties or facilities of the Company, nor did we evaluate the solvency or fair value of the Company under any state, federal or other laws relating to bankruptcy, insolvency or similar matters, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals. In addition, we were not requested to and did not provide advice concerning the structure, the financial terms, or any other aspects of the proposed Investment. We were not authorized to and did not solicit any expressions of interest from any other parties with respect to the Investment. We did not participate in negotiations with respect to the terms of the proposed Investment. No opinion is expressed whether any alternative transaction might result in terms and conditions more favorable to the Company or holders of Company common stock than those contemplated by the Investment Agreement and the transactions contemplated thereby.

We are expressing no opinion herein as to the price at which the Company common stock will trade at any future time or as to the effect of the proposed Investment on the trading price of Company common stock. Such trading price may be affected by a number of factors, including but not limited to (i) consummation of the proposed Investment and the other transactions contemplated by the Investment Agreement, (ii) changes in prevailing interest rates and other factors which generally influence the price of securities, (iii) adverse changes in the current capital markets, (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company, and (v) any necessary actions by or restrictions of governmental agencies or regulatory authorities.

With respect to the financial forecasts provided to and examined by, or discussed with, us, we note that projecting future results of any company is inherently subject to uncertainty. The Company has informed us that all such information is internal and preliminary, based on raw data available to the Company at the time it was prepared, and was not prepared with a view toward public disclosure. The Company has informed us, however, and we have assumed, that such financial forecasts were the most current available and were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. We express no opinion as to the Company’s financial forecasts or the assumptions on which they are made. In rendering this opinion, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of the Company, or any class of such persons relative to the consideration to be received by the holders of the Common Stock of the Company in the Investment or with respect to the fairness of any such compensation.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

E-1-2

We have made no independent investigation of any legal or accounting matters affecting the Company, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Company and its Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the Investment and related actions to the Company and its stockholders. We have assumed that the final form of the Investment Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that the Investment will be consummated in accordance with the terms set forth in the Investment Agreement without any waiver, amendment or delay of any terms or conditions. We have also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Investment, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Investment.

It is understood that our opinion is for the use and benefit of the Board of Directors of the Company in its consideration of the Investment, and our opinion does not address the relative merits of the Investment contemplated by the Investment Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Investment or the terms of the Investment Agreement or any transaction or the documents referred to therein. Our opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote on the Investment or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any consideration of, the holders of any class of securities, creditors or other constituencies of the Company. In rendering this opinion, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of the Company, or any class of such persons in or as a result of the Investment or related actions or with respect to the fairness of any such compensation. We express no opinion as to (i) any tax or other consequences that may result from the consummation of the Investment or (ii) the solvency or financial condition of the Company.

We have been engaged by the Board of Directors of the Company to prepare and deliver this opinion and will receive a fee for delivery of this opinion payable upon delivery of this opinion. The Company has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We have, in the past, provided financial advisory and financing services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. Payment of certain of financial advisory fees to us from a prior engagement are contingent upon consummation of the Investment. Since December 2005, we have received cash and warrants to purchase shares of Company common stock as fees for services rendered as financial advisor and/or placement agent to the Company in connection with the issuance of senior secured notes in December 2005, senior secured notes and Company common stock in May 2006, senior redeemable convertible preferred stock in November 2006, junior redeemable convertible preferred stock in June 2007 and our fairness opinion to the Board of Directors of the Company dated December 27, 2007.

In the ordinary course of our business, we and our affiliates may trade or hold securities of the Company and/or its respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. Currently, we and our affiliates beneficially own shares of Company common stock and Notes representing less than 1% and 2% of the outstanding shares of such common sock and outstanding principal amount of such Notes, respectively.

Based upon and subject to the foregoing, and as authorized and approved by the Fairness Committee of Jefferies & Company, Inc., we are of the opinion that, as of the date hereof, the financial terms of the proposed Investment is fair, from a financial point of view, to the Company.

Very truly yours,

JEFFERIES & COMPANY, INC.

E-1-3

ANNEX E-2

Jefferies Randall & Dewey
Three Allen Center 333 Clay Street, Suite 1000 Houston, TX 77002 tel 281.774.2000 www.jefferies.com/jrd

A division of Jefferies & Company, Inc.

September 20, 2008

The Board of Directors

Transmeridian Exploration Incorporated

5847 San Felipe – Suite 4300

Houston, Texas 77057

Members of the Board:

We understand that Transmeridian Exploration Incorporated (the “Company”) proposes to enter into an Amended and Restated Investment Agreement (“Investment Agreement”) with United Energy Group Limited (“UEG”) in order to facilitate a restructuring of its capital structure. The Investment Agreement contemplates that: (a) UEG will purchase all of the Company’s outstanding shares of 20% Junior Redeemable Preferred Stock and 15% Senior Redeemable Preferred Stock (collectively, “Old Preferred Stock”) directly from certain significant shareholders and in a subsequent cash tender offer to acquire all remaining outstanding shares of Old Preferred Stock, each at a price of $76 per share of Old Preferred Stock; (b) UEG will make a pro rata offer to purchase 30% of all outstanding 12% Senior Secured Notes due 2010 (“Notes”) of the Company and Transmeridian Exploration, Inc., a British Virgin Island company and a wholly owned subsidiary of the Company, directly from holders of the Notes at a price per Note equaling 101% of the principal amount thereof, plus any accrued and unpaid interest; (c) upon the consummation of the transactions contemplated in (a) and (b) above, the Company will issue to UEG: (i) 1,512,158 shares of new series B-1 redeemable convertible preferred stock, (ii) 622,897 shares of new series B-2 redeemable convertible preferred stock, (iii) warrants to purchase an aggregate of 33,653,960 shares of Company common stock at an exercise price of $1.20 per share, and (iv) warrants to purchase an aggregate 5,000,000 shares of Company common stock at an exercise price of $1.00 per share, provided that if the June 15, 2008 or the September 15, 2008 interest payment under the Notes is not made by the Company, the Company shall not be required to issue the warrants referenced in (iv) above, each in exchange for the Old Preferred Stock acquired by UEG plus $75 million; and (d) upon the consummation of transactions contemplated in (a), (b) and (c) above, the Company will issue an aggregate 260,666,667 shares of Company common stock, warrants to purchase an aggregate 150,000,000 shares of Company common stock at an exercise price of $0.60 per share and warrants to purchase an aggregate 75,000,000 shares of Company common stock at an exercise price of $1.20 per share, in exchange for the aggregate $117.3 million principle amount of Notes to be owned by UEG. The issuances of Company common stock and warrants to purchase Company common stock contemplated in (c) and (d) above are collectively referred to herein as the “Investment”. The terms and conditions of the Investment are more fully set forth in the Investment Agreement and the related documents referred to therein.

You have asked for our opinion as to whether the proposed Investment is fair, from a financial point of view, to the Company.

E-2-1

In arriving at our opinion, we have, among other things:

(i)	reviewed the Investment Agreement;

(ii)	reviewed certain publicly available financial and other information about the Company and the industry in which it operates that we deemed to be relevant;

(iii)	reviewed certain information furnished to us by the Company’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Company;

(iv)	held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v)	reviewed the proposed terms of the Company’s new series B-1 and B-2 redeemable convertible preferred stock and the Company’s new warrants and compared such terms with other comparable convertible preferred stock and warrant issuances by certain publicly traded companies that we deemed relevant;

(vi)	reviewed the share trading price history and valuation multiples for the Company’s common stock and compared them with those of certain publicly traded companies that we deemed relevant;

(vii)	reviewed the results of operations of the Company and compared them with those of certain publicly traded companies that we deemed relevant;

(viii)	compared the proposed financial terms of the Investment with the publicly available financial terms of certain other transactions that we deemed relevant;

(ix)	reviewed the January 1, 2008 reserve report relating to the Company prepared by Ryder Scott;

(x)	participated in discussions among representatives of the Company and their financial and legal advisors; and

(xi)	conducted such other financial studies, analyses and investigations and considered such other information as we deemed appropriate.

With respect to the Investment, we have assumed with your permission that the phrase “fair, from a financial point of view, to the Company” means that, as of the date hereof, the aggregate terms of the Investment could reasonably be expected to be no less favorable to the Company than those terms that would have been obtained in a comparable transaction by the Company with a different unrelated person on an arm’s length basis. For this purpose “unrelated person” means a person having no other business dealings with the Company that could alter its economic incentive with respect to the Investment and who is not an affiliate of the Company.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company or any other transaction party or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. In our review, we did not undertake or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company (other than the reserve report referred to above), nor did we conduct a physical inspection of any of the properties or facilities of the Company, nor did we evaluate the solvency or fair value of the Company under any state, federal or other laws relating to bankruptcy, insolvency or similar matters, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals. In addition, we were not requested to and did not provide advice concerning the structure, the financial terms, or any other aspects of the proposed Investment. We were not authorized to and did not solicit any expressions of

E-2

interest from any other parties with respect to the Investment. We did not participate in negotiations with respect to the terms of the proposed Investment. No opinion is expressed whether any alternative transaction might result in terms and conditions more favorable to the Company or holders of Company common stock than those contemplated by the Investment Agreement and the transactions contemplated thereby.

We are expressing no opinion herein as to the price at which the Company common stock will trade at any future time or as to the effect of the proposed Investment on the trading price of Company common stock. Such trading price may be affected by a number of factors, including but not limited to (i) consummation of the proposed Investment and the other transactions contemplated by the Investment Agreement, (ii) changes in prevailing interest rates and other factors which generally influence the price of securities, (iii) adverse changes in the current capital markets, (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company, and (v) any necessary actions by or restrictions of governmental agencies or regulatory authorities.

With respect to the financial forecasts provided to and examined by, or discussed with, us, we note that projecting future results of any company is inherently subject to uncertainty. The Company has informed us that all such information is internal and preliminary, based on raw data available to the Company at the time it was prepared, and was not prepared with a view toward public disclosure. The Company has informed us, however, and we have assumed, that such financial forecasts were the most current available and were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. We express no opinion as to the Company’s financial forecasts or the assumptions on which they are made. In rendering this opinion, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of the Company, or any class of such persons relative to the consideration to be received by the holders of the Common Stock of the Company in the Investment or with respect to the fairness of any such compensation.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

We have made no independent investigation of any legal or accounting matters affecting the Company, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Company and its Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the Investment and related actions to the Company and its stockholders. We have assumed that the final form of the Investment Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that the Investment will be consummated in accordance with the terms set forth in the Investment Agreement without any waiver, amendment or delay of any terms or conditions. We have also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Investment, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Investment.

It is understood that our opinion is for the use and benefit of the Board of Directors of the Company in its consideration of the Investment, and our opinion does not address the relative merits of the Investment contemplated by the Investment Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Investment or the terms of the Investment Agreement or any transaction or the documents referred to therein. Our opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote on the Investment or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any consideration of, the holders of any class of securities,

E-2-3

creditors or other constituencies of the Company. In rendering this opinion, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of the Company, or any class of such persons in or as a result of the Investment or related actions or with respect to the fairness of any such compensation. We express no opinion as to (i) any tax or other consequences that may result from the consummation of the Investment or (ii) the solvency or financial condition of the Company.

We have been engaged by the Board of Directors of the Company to prepare and deliver this opinion and will receive a fee for delivery of this opinion payable upon delivery of this opinion. The Company has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We have, in the past, provided financial advisory and financing services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. Payment of certain financial advisory fees to us from prior engagements are contingent upon the consummation of the Investment. Payment of certain financial advisory fees in connection with the issuance of our fairness opinions to the Board of Directors of the Company dated December 21, 2007, December 27, 2007 and June 8, 2008 are currently due and are expected to be paid on or prior to consummation of the Investment. The Company has agreed to pay us a monthly fee to serve as an advisor to the Special Committee of the Board of Directors. Since December 2005, we have received cash and warrants to purchase shares of Company common stock as fees for services rendered as financial advisor and/or placement agent to the Company in connection with the issuance of senior secured notes in December 2005, senior secured notes and Company common stock in May 2006, senior redeemable convertible preferred stock in November 2006 and junior redeemable convertible preferred stock in June 2007.

In the ordinary course of our business, we and our affiliates may trade or hold securities of the Company and/or its respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. Currently, we and our affiliates beneficially own shares of Company common stock and Notes representing less than 1% and 2% of the outstanding shares of such common sock and outstanding principal amount of such Notes, respectively.

Based upon and subject to the foregoing, and as authorized and approved by the Fairness Committee of Jefferies & Company, Inc., we are of the opinion that, as of the date hereof, the financial terms of the proposed Investment is fair, from a financial point of view, to the Company.

Very truly yours,

JEFFERIES & COMPANY, INC.

E-2-4

ANNEX F-1

CERTIFICATE OF DESIGNATIONS

OF

SERIES B-1 REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Pursuant to Section 151 of the General Corporation Law

of the State of Delaware

TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “COMPANY”), does hereby certify that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “BOARD OF DIRECTORS”) by the provisions of Article Fourth of the Second Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the “CERTIFICATE OF INCORPORATION”), and pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors, by resolution adopted on [                    ], 2008, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

RESOLVED, that, pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the powers, designations, preferences and relative, participating, optional or other special rights of which, and qualifications, limitations or restrictions thereof, shall be as follows:

(1)	Designation and Amount. There shall be created from the 15,000,000 shares of preferred stock, par value $0.0006 per share, of the Company authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, designated as the “Series B-1 Redeemable Convertible Preferred Stock” (the “REDEEMABLE CONVERTIBLE PREFERRED STOCK”), and the number of shares of such series shall be 5,000,000. Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Redeemable Convertible Preferred Stock to a number less than that of the shares of Redeemable Convertible Preferred Stock then outstanding plus the number of shares potentially issuable as dividend payments on the Redeemable Convertible Preferred Stock pursuant to Section 3 of this Certificate of Designations.

(2)	Ranking. The Redeemable Convertible Preferred Stock will, with respect to both dividend rights and rights upon the redemption, liquidation, winding-up or dissolution of the Company, rank (i) senior to all Junior Stock, (ii) on a parity with all Parity Stock and (iii) junior to all Senior Stock.

(3)	Dividends.

(a)

The holders of shares of outstanding Redeemable Convertible Preferred Stock shall be entitled, when, as and if declared by the Board of Directors, out of funds lawfully available therefor to receive cumulative dividends at the rate per annum of 15% per share on the Liquidation Preference (equivalent to $15.00 per annum per share), subject to adjustment as provided herein, payable quarterly in arrears (the “DIVIDEND RATE”). The Dividend Rate shall decrease to a rate per annum of 12% per share on the Liquidation Preference (equivalent to $12 per annum per share) if the Closing Price of the Common Stock equals or exceeds 150% of the then-effective Conversion Price for at least 180 consecutive Trading Days. Dividends payable for each full Dividend Period will be computed by dividing the Dividend Rate by four and shall be payable in arrears on each Dividend Payment Date for the Dividend Period ending immediately prior to such Dividend Payment Date, to the holders of record of Redeemable Convertible Preferred Stock at

F-1-1

the close of business on the Record Date applicable to such Dividend Payment Date. Such dividends shall be cumulative from the most recent date as to which dividends shall have been paid or, if no dividends have been paid, from the Issue Date (whether or not in any Dividend Period or Dividend Periods there shall be funds of the Company legally available for the payment of such dividends) and shall accrue on a day-to-day basis, whether or not earned or declared, from and after the Issue Date. Dividends payable for any partial Dividend Period or for the initial Dividend Period ending on the day immediately prior to [            ] [Note: the first Dividend Payment Date after the Swap Closing to be inserted], shall be computed on the basis of days elapsed over a 360-day year consisting of twelve 30-day months. Accumulations of dividends on shares of Redeemable Convertible Preferred Stock shall not bear interest. The initial dividend rate on the Redeemable Convertible Preferred Stock for the initial Dividend Period, commencing on the Issue Date (assuming an Issue Date of [            ] [Note: the date of the Swap Closing to be inserted] and a then-applicable Dividend Rate of 15% per annum), will be $15 per share, subject to adjustment as provided for herein, and will be payable, when, as and if declared by the Board of Directors, on [            ] [Note: the first Dividend Payment Date after the Swap Closing to be inserted] out of funds lawfully available therefor. Each subsequent quarterly dividend on the Redeemable Convertible Preferred Stock, when, as and if declared by the Board of Directors, will be $3.75 per share, subject to adjustment as provided for herein.

(b)	No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Redeemable Convertible Preferred Stock with respect to any Dividend Period unless all dividends for all preceding Dividend Periods have been declared and paid, or declared and a sufficient sum of cash and/or number of shares of Redeemable Convertible Preferred Stock or Common Stock, if permitted under Section 3A, has been set apart for the payment of such dividend upon all outstanding shares of Redeemable Convertible Preferred Stock.

(c)	Holders of shares of Redeemable Convertible Preferred Stock shall not be entitled to any dividends on the Redeemable Convertible Preferred Stock, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Redeemable Convertible Preferred Stock which may be in arrears.

(d)	If (i) within 45 days after a demand to file the Shelf Registration Statement has been made in accordance with the Investor Rights Agreement, the Shelf Registration Statement has not been filed with the Commission, (ii) within 135 days after a demand to file the Shelf Registration Statement has been made in accordance with the Investor Rights Agreement, the Shelf Registration Statement has not been declared effective by the Commission or (iii) after the Shelf Registration Statement has been declared effective by the Commission, (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the period that any Transfer Restricted Securities (other than Transfer Restricted Securities held or beneficially owned by Affiliates of the Company, other than the Initial Holder) remain outstanding (each such event referred to in clauses (i), (ii) and (iii), a “REGISTRATION DEFAULT”), additional dividends shall accrue on the Redeemable Convertible Preferred Stock at the rate of 1.00% (100 basis points) per annum above the Dividend Rate for the first 30 days of such Registration Default, increasing to a rate of 1.50% (150 basis points) per annum thereafter, until all Registration Defaults have been cured from, and including, the date on which any such Registration Default shall occur to, but excluding, the date on which all Registration Defaults have been cured, subject to the exceptions set forth in Section 3(e). At all other times, dividends shall accumulate on the Redeemable Convertible Preferred Stock only at the Dividend Rate.

(e)

Additional dividends shall not accrue on the Redeemable Convertible Preferred Stock as a result of any Registration Default referred to in clause (iii) of Section 3(d) if (i) such Registration Default has occurred solely as a result of (A) the filing of a post-effective amendment to the Shelf

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Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus, (B) the filing of a post-effective amendment to the Shelf Registration Statement to cover new Holders or beneficial owners of the Redeemable Convertible Preferred Stock or additional shares of the Redeemable Convertible Preferred Stock acquired by any existing Holder or beneficial owner of the Redeemable Convertible Preferred Stock or (C) other material events with respect to the Company that would need to be described in the Shelf Registration Statement or the related prospectus and (ii) in the case of clause (i)(C), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in the case of clauses (i)(A) or (C), if such Registration Default referred to in clause (iii) of Section 3(d) occurs for a continuous period in excess of 30 days, additional dividends as described in Section 3(d) shall accrue in accordance therewith from, and including, the date such Registration Default occurs until, but excluding, the date such Registration Default is cured.

(3A)	Method of Payment of Dividends.

(a)	Subject to the restrictions set forth herein, dividends on the Redeemable Convertible Preferred Stock may be paid, as determined in the Company’s sole discretion:

(i)	in cash;

(ii)	by delivery of additional shares of Redeemable Convertible Preferred Stock;

(iii)	by delivery of shares of Common Stock, if and only if the Volume Weighted Average Price equals or exceeds 125% of the then-effective Conversion Price for 30 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, which price will be adjusted in the same manner as the Conversion Price may be adjusted pursuant to Section 13 in the event the Conversion Price is reduced pursuant to Section 13(b); or

(iv)	through any combination of cash, shares of Redeemable Convertible Preferred Stock and/or Common Stock (subject to the satisfaction of the condition set forth in Section (3A)(a)(iii)) and distributed among the holders of Redeemable Convertible Preferred Stock on a pro rata or other equitable basis.

(b)	Shares of Redeemable Convertible Preferred Stock issued in payment or partial payment of a dividend shall be valued at the Liquidation Preference. Shares of Common Stock issued in payment or partial payment of a dividend shall be valued for such purpose at 95% of the Market Value as determined on the second Trading Day immediately prior to the Record Date for such dividend.

(c)	The Company shall give written notice to Holders, either by mail, facsimile, press release or other publication, of the portion of each dividend payment that will be made in cash, the portion of such payment that will be made in Redeemable Convertible Preferred Stock and the portion of such payment that will be made in Common Stock (subject to the satisfaction of the condition set forth in Section (3A)(a)(iii)), such notice to be given 10 Trading Days prior to the Record Date for such dividend.

(d)

No fractional shares of Redeemable Convertible Preferred Stock or Common Stock will be delivered to Holders in payment or partial payment of a dividend. Instead, a cash payment will be paid to each Holder that would otherwise be entitled to a fraction of a share of Redeemable Convertible Preferred Stock or Common Stock based on the Liquidation Preference, in the case of a fractional share of Redeemable Convertible Preferred Stock, or 95% of the Closing Price on the Trading Day immediately preceding the Dividend Payment Date, in the case of a fractional share of Common Stock; provided, however, in the event that the Company is not then permitted by the

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terms of any outstanding Indebtedness, Senior Stock or Parity Stock to pay the amount required under this Section (3A)(d) in cash, the Company will (i) in the case of dividends paid in shares of Common Stock, deliver one share of Common Stock in lieu of delivery of a fractional share of Common Stock; and (ii) in the case of dividends paid in shares of Redeemable Convertible Preferred Stock, deliver shares of Common Stock, valued at 95% of the Market Value as determined on the second Trading Day immediately prior to the Record Date for such dividend, in lieu of delivery of a fractional share of Redeemable Convertible Preferred Stock, and will deliver one share of Common Stock in lieu of delivery of any resulting fractional share of Common Stock.

(e)	If the Shelf Registration Statement has been filed, to the extent that the Company determines that a Shelf Registration Statement is required in connection with the issuance of, or for resales of, Common Stock or Redeemable Convertible Preferred Stock, or both, issued in payment of a dividend, including dividends paid in connection with a conversion of the Redeemable Convertible Preferred Stock, the Company will use its reasonable best efforts to file and maintain the effectiveness of such a Shelf Registration Statement until such time as all such shares of Common Stock and/or Redeemable Convertible Preferred Stock have been resold thereunder.

(4)	Payment Restrictions.

(a)	Unless all accrued, cumulated and unpaid dividends on the Redeemable Convertible Preferred Stock for all prior Dividend Periods shall have been paid in full, or shall have been declared and a sum of cash and/or number of shares of Common Stock or Redeemable Convertible Preferred Stock sufficient for the payment thereof set aside, the Company may not:

(i)	declare or pay any dividend or make any distribution of assets on any Junior Stock;

(ii)	redeem, purchase or otherwise acquire any shares of Junior Stock or pay or make any monies available for a sinking fund for such shares of Junior Stock, other than (A) upon conversion or exchange for other Junior Stock or (B) the purchase for cash (if permitted by the terms of the Company’s then-outstanding Indebtedness, Senior Stock and Parity Stock) of fractional interests in shares of any Junior Stock in connection with any such conversion or exchange;

(iii)	declare or pay any dividend or make any distribution of assets on any shares of Parity Stock; or

(iv)	redeem, purchase or otherwise acquire any shares of Parity Stock, except (A) upon conversion into or exchange for other Parity Stock or Junior Stock and (B) the purchase for cash (if permitted by the terms of the Company’s then-outstanding Indebtedness, Senior Stock and Parity Stock) of fractional interests in shares of any Parity Stock or Junior Stock in connection with any such conversion or exchange; provided, however, that in the case of a redemption, purchase or other acquisition of Parity Stock upon conversion into or exchange for shares of other Parity Stock (A) the aggregate amount of the liquidation preference of such other Parity Stock does not exceed the aggregate amount of the liquidation preference, plus accrued, cumulated and unpaid dividends, of the shares of Parity Stock that are converted into or exchanged for such shares of other Parity Stock, (B) the aggregate number of shares of Common Stock issuable upon conversion, redemption or exchange of such other Parity Stock does not exceed the aggregate number of shares of Common Stock issuable upon conversion, redemption or exchange of the shares of Parity Stock that are converted into or exchanged for such shares of other Parity Stock and (C) such other shares of other Parity Stock contain terms and conditions (including, without limitation, with respect to the payment of dividends, dividend rates, liquidation preferences, voting and representation rights, payment restrictions, anti-dilution rights, change of control rights, covenants, remedies and conversion and redemption rights) that are not, in the good faith judgment of the Board of Directors, materially less favorable, taken as a whole, to the Company or the Holders than those contained in the shares of Parity Stock that are converted or exchanged for such shares of other Parity Stock.

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(5)	Voting Rights.

(a)

(i)	Except to the extent specifically provided herein or required by the DGCL, the Holders and the holders of Common Stock will vote together as a single class on all matters as to which the approval of the stockholders may be required, except for the election of directors, which shall be covered by Section 5(a)(ii)-(d). Holders will vote on an as-converted basis based on the Conversion Price (subject to adjustment pursuant to Section 13(a)(i), (iv) and (v)), and with respect to such vote, will have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock and the Holders entitled to vote shall be determined on the record date on which the holders of Common Stock entitled to vote are determined for such vote; provided, however, fractional votes will not be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Redeemable Convertible Preferred Stock held by each Holder could be converted) will be rounded to the nearest whole number (with one-half being rounded upward).

(ii)	In addition to and separate from the voting rights set forth in Sections 5(b) - (d) below, the Holders, with holders of any Parity Stock having similar voting rights, acting together as a class, to the exclusion of the holders of Common Stock, shall have the right to elect up to that number of directors to the Board of Directors that constitutes a majority of the authorized number of members of the Board of Directors (the “PREFERRED DIRECTORS”); provided, however, that if, the percentage of Common Stock owned by the Holders on an as-converted basis, based on the Conversion Price (subject to adjustment pursuant to Section 13(a)(i), (iv) and (v)), is less than 50%, assuming exercise or conversion of all then-outstanding Options and Convertible Securities, then the Holders and holders of any Parity Stock having similar voting rights acting together as a class, to the exclusion of the holders of Common Stock, shall have the right to elect a number of Preferred Directors which represent a percentage of the Board of Directors that is equal to the percentage of Common Stock owned by the Holders on such as-converted basis, rounded to the nearest multiple of 10 percent. The Company and the Board of Directors shall take such action as may be necessary to ensure that the number of directors on the Board of Directors would allow for a whole number of Preferred Directors to be elected for such specified percentage of Preferred Directors.

(iii)	The relevant date for determining the Holders’ as-converted fully diluted percentage ownership of the Common Stock shall be the record date for determining stockholders of record of the Company entitled to vote at the next annual or special meeting, as the case may be, to be held for the purpose of electing directors, or if no such meeting has been held for thirteen months from the date of the last meeting held for such purpose or written consents obtained in lieu thereof, then on the date that is thirteen months from such date, in which case the term of office for such number of Preferred Directors in excess of the number of Preferred Directors that the Holders and holders of any Parity Stock having similar voting rights are then entitled to elect shall terminate immediately (such terminated Preferred Directors to be selected, if necessary, by Holders of a majority of the Redeemable Convertible Preferred Stock and holders of any Parity Stock having similar voting rights, acting together as a class, or, if no selection is made, by a majority of the members of the Board of Directors who are not Preferred Directors), and the vacancy shall be filled by a person appointed by a majority of those members of the Board of Directors who are not Preferred Directors. Any such director elected to fill a vacancy shall serve the same remaining term as that of the predecessor Preferred Director, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

If the holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, notify the Company in writing

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that they have determined to waive their right to elect all or any Preferred Directors, the Holders and holders of any Parity Stock having similar voting rights nevertheless shall have the right, during the effectiveness of such waiver, to designate one observer, to the Board of Directors (the “PREFERRED BOARD OBSERVER”), who, subject to the execution and delivery of a confidentiality agreement to the Company (in form and substance reasonably satisfactory to the Company), may attend meetings of the Board of Directors and receive any materials distributed to the Board of Directors in connection with such meetings.

After the Issue Date, the Preferred Directors shall have the right and power to designate one Preferred Director as a member of each committee of the Board of Directors; provided, that if the rules of the American Stock Exchange or any other national securities exchange or automated quotation system applicable to a committee (if and to the extent applicable to the Company) require all members of such committee to be independent, the Preferred Director designated as a member of such committee shall satisfy the independence requirements of such national securities exchange or automated quotation system.

For purposes of electing the Preferred Directors, holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, may nominate the nominees for election as the Preferred Directors. For purposes of designating the Preferred Board Observer, if any, or any replacement thereof, holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, may designate the Preferred Board Observer.

At any meeting of the Holders having a purpose of the election of the Preferred Directors, the presence, in person or by proxy, of holders of a majority in voting power of the shares of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, shall be required and be sufficient to constitute a quorum of such class for the election of any directors by such Persons.

Holders of a majority in voting power of the shares of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, may elect the Preferred Directors by vote or written consent in accordance with the DGCL.

Any vacancy in the office of a Preferred Director may be filled by a person elected by holders of a majority in voting power of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class. A Preferred Director may be removed, with or without cause, by vote or by written consent, in each case in accordance with the DGCL by holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class. Any Preferred Director elected to fill a vacancy shall serve the same remaining term as that of his or her predecessor, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

If required by the corporate governance requirements of the Exchange Act, the American Stock Exchange or any other national securities exchange or automated quotation system, a majority of the members of the Board of Directors shall be independent directors, two of whom shall be Preferred Directors; provided that if at such time the Board of Directors consists of less than six members, one of such independent directors shall be a Preferred Director.

(b)	If and whenever at any time or times a Voting Rights Triggering Event occurs, then the holders of shares of Redeemable Convertible Preferred Stock, voting as a single class with the holders of any other then-outstanding Parity Stock having similar voting rights (together, the “VOTING RIGHTS CLASS”), will be entitled at the next regular or special meeting of stockholders of the Company to elect two additional directors of the Company. In connection with any election of directors pursuant to this Section 5(b), the size of the Board of Directors shall automatically, and without further action, be increased by two seats, effective immediately prior to such election.

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(c)	The voting rights provided for in Section 5(b) may be exercised at a special meeting of the holders of the shares of the Voting Rights Class, called as hereinafter provided, or at any annual meeting of stockholders of the Company held for the purpose of electing directors, and thereafter at each subsequent annual meeting until such time as (i) all dividends in arrears on any shares of the Voting Rights Class shall have been paid in full and (ii) the redemption price for shares of Redeemable Convertible Preferred Stock, if any, required to be redeemed pursuant to Section 8 or 9 hereof shall have been paid in full, at which time or times such voting rights and the term of the directors elected pursuant to Section 5(d) shall terminate immediately.

(d)	At any time when such voting rights shall have vested in the holders of any shares of the Voting Rights Class, an Officer of the Company may call, and, upon written request of the record holders of shares of the Voting Rights Class representing at least twenty-five percent (25%) of the aggregate voting power of the then-outstanding shares of the Voting Rights Class, addressed to the Secretary of the Company, shall call, a special meeting of the holders of shares of the Voting Rights Class. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at a location designated by the Board of Directors and set forth in such notice. Notwithstanding the provisions of this Section 5(d), no such special meeting shall be called during a period within the 60 days immediately preceding the date fixed for the next annual meeting of stockholders of the Company, in which such case the election of directors pursuant to Section 5(b) shall be held at such annual meeting of stockholders.

(e)	At any meeting held for the purpose of electing directors at which the holders of shares of the Voting Rights Class shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of shares representing a majority of the aggregate voting power of the then-outstanding shares of the Voting Rights Class shall be required and shall be sufficient to constitute a quorum of the Voting Rights Class for the election of directors by the Voting Rights Class. Such directors shall be elected by the affirmative vote of the holders of shares constituting a majority of the aggregate voting power of the Voting Rights Class present at such meeting, in person or by proxy.

(f)	Any director elected pursuant to the voting rights set forth in Section 5(b) shall hold office until the next annual meeting of stockholders of the Company (unless such term has previously terminated pursuant to Section 5(c)) and any vacancy in respect of any such director shall be filled only by a person elected by holders of a majority in voting power of the Voting Rights Class at a special meeting called in accordance with the procedures set forth in Section 5(d), or, if no such special meeting is called, at the next annual meeting of stockholders of the Company. If all accrued and unpaid dividends on the Voting Rights Class have been paid in full and the redemption price for shares of Redeemable Convertible Preferred Stock, if any, required to be redeemed pursuant to Section 8 or 9 hereof shall have been paid in full, as applicable, then the terms of office of the directors elected pursuant to Section 5(b) by holders of the Voting Rights Class shall terminate immediately, and the number of directors constituting the Board of Directors shall, without further action, be reduced by two.

(g)

So long as any shares of Redeemable Convertible Preferred Stock remain outstanding, unless a greater percentage shall then be required by law, the Company shall not, without the affirmative vote or consent of the Holders of at least 66- 2/3% of the then-outstanding voting power of the shares of the Redeemable Convertible Preferred Stock whether by merger, consolidation or otherwise, create, authorize, increase the authorized amount of, or issue (i) any additional shares of Redeemable Convertible Preferred Stock (except in payment of dividends on outstanding Redeemable Convertible Preferred Stock), or (ii) any class or series of Senior Stock or Parity Stock (or any security convertible into Senior Stock or Parity Stock), except for Series B-2 Stock. In addition, so long as any shares of Redeemable Convertible Preferred Stock remain outstanding, unless a greater percentage shall then be required by law, the Company shall not, without the affirmative vote or consent of the Holders of at least 66- 2/3% of the then-outstanding voting power

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of the shares of the Redeemable Convertible Preferred Stock, (i) amend the Certificate of Incorporation or this Certificate of Designations, whether by merger, consolidation, combination or otherwise, in a manner that would adversely affect the rights of the Holders, (ii) approve any transaction (or series of related transactions) that may result in a Change of Control or (iii) increase or decrease the size of the Board of Directors. Unless a greater percentage shall then be required by law, compliance by the Company with the covenants set forth in Sections 14, 15 or 16 may be waived by the affirmative vote or consent of the Holders of at least 66- 2/3% of the then-outstanding voting power of the shares of the Redeemable Convertible Preferred Stock.

(h)	In exercising the voting rights set forth in Sections 5(a) through 5(g), each share of Redeemable Convertible Preferred Stock shall be entitled to one vote. Except with respect to any vote where solely the Redeemable Convertible Preferred Stock and Series B-2 Stock are entitled to vote together as a class, in any case where the Holders of the Redeemable Convertible Preferred Stock are entitled to vote as members of a single class with holders of shares of any Senior Stock or Parity Stock having similar voting rights, each class or series shall have a number of votes proportionate to the aggregate liquidation preference of the outstanding shares of such class or series.

(i)	The Company may, without the consent of the Holders of Redeemable Convertible Preferred Stock, and in taking such actions the Company shall not be deemed to have affected adversely the rights, preferences, privileges or voting rights of the Holders, (i) authorize, increase the authorized amount of, or issue any class or series of Junior Stock or (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation or this Certificate of Designations in connection with any merger or consolidation of the Company of the type described in Section 13(e)(i) hereof or any statutory exchange of securities of the Company with another Person of the type described in Section 13(e)(iv) hereof; provided, however, that, subject to Section 9 hereof, in the event the Company does not survive the transaction, the shares of the Redeemable Convertible Preferred Stock will be converted into or exchanged for shares of the successor Person, having in respect of such successor Person the same rights, preferences or voting powers as the shares of the Redeemable Convertible Preferred Stock immediately prior to the consummation of such merger, consolidation, or statutory exchange, except that they shall be convertible into the kind and amount of cash, securities and other property as determined in accordance with Section 13(e) hereof; and provided further, however, that following any such statutory exchange, such successor Person shall succeed to and be substituted for the Company with respect to, and may exercise all of the rights and powers of the Company under, this Certificate of Designations and the Redeemable Convertible Preferred Stock.

(6)	Liquidation, Dissolution or Winding Up.

(a)	In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, subject to the rights of holders of any outstanding Senior Stock or Parity Stock, each Holder shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Preference (subject to adjustment for stock splits, combinations or reclassifications of the Redeemable Convertible Preferred Stock), plus an amount equal to all accrued, cumulated and unpaid dividends thereon in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, any Common Stock.

(b)	Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person, shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 6.

(c)	After the payment to the Holders of the full preferential amounts provided for in Section 6(a), the Holders as such shall have no right or claim to any of the remaining assets of the Company.

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(d)	In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which the Holders are entitled pursuant to Section 6(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up, unless proportionate distributable amounts shall be paid on account of the shares of Redeemable Convertible Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Redeemable Convertible Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(7)	Conversion at the Option of the Holder.

(a)	Each Holder shall have the right, at any time, at its option, from the Issue Date to convert, subject to the terms and provisions of this Section 7 and Section 11(b), any or all of such Holder’s shares of Redeemable Convertible Preferred Stock into shares of Common Stock by providing written notice to the Company and the Transfer Agent as provided in this Section 7. In such case, the shares of Redeemable Convertible Preferred Stock shall be converted into such whole number of shares of Common Stock as is equal to the product of the number of shares of Redeemable Convertible Preferred Stock being so converted multiplied by the quotient of (i) the Liquidation Preference divided by (ii) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 12.

(b)	Any written notice of conversion pursuant to this Section 7 shall be duly executed by the Holder, and specify:

(i)	the number of shares of Redeemable Convertible Preferred Stock to be converted;

(ii)	the name(s) in which such Holder desires the shares of Common Stock issuable upon conversion to be registered and whether such shares of Common Stock are to be issued in book entry or certificated form (subject to compliance with the other provisions of this Certificate of Designations and the applicable rules of the Transfer Agent and, if applicable, the American Stock Exchange as well as applicable legal requirements, if any, if such shares are to be issued in a name other than the name of the Holder); and

(iii)	any other transfer forms, tax forms or other relevant documentation required and specified by the Company or the Transfer Agent, if necessary, to effect the conversion.

(c)	If specified by the Holder in the notice of conversion that shares of Common Stock issuable upon conversion of the Redeemable Convertible Preferred Stock shall be issued to a Person other than the Holder surrendering the shares of Redeemable Convertible Preferred Stock being converted, the Holder shall pay or cause to be paid any transfer or similar taxes payable in connection with the shares of Common Stock so issued.

(d)

Upon receipt by the Transfer Agent of a completed and duly executed notice of conversion as set forth in Section 7(b), compliance with Section 7(c), if applicable, and upon surrender of the certificate(s), if any, representing the share(s) of Redeemable Convertible Preferred Stock to be converted and any payment required by Section 7(f), the Company shall, within three Business Days or as soon as possible thereafter, issue and shall instruct the Transfer Agent to register the number of shares of Common Stock to which such Holder shall be entitled upon conversion in the name(s) specified by such Holder in the notice of conversion. If a Holder elects to hold its shares of Common Stock issuable upon conversion of the Redeemable Convertible Preferred Stock in certificated form (if such is permitted by the Certificate of Designations and the applicable rules of the Transfer Agent and, if applicable, the American Stock Exchange), the Company shall promptly send or cause to be sent, by hand delivery (with receipt to be acknowledged) or by first-class mail, postage prepaid, to such Holder, at the address designated by such Holder in the written notice of conversion, a certificate or certificates representing the number of shares of Common Stock to which such Holder shall be entitled upon conversion. In the event that there

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shall have been surrendered a certificate or certificates representing shares of Redeemable Convertible Preferred Stock, only part of which are to be converted, the Company shall issue and deliver to such Holder or such Holder’s designee in the manner provided in the immediately preceding sentence a new certificate or certificates representing the number of shares of Redeemable Convertible Preferred Stock that shall not have been converted, or shall instruct the Transfer Agent to register the number of such Holder’s shares of Redeemable Convertible Preferred Stock that shall not have been converted, in either case in the name(s) specified by such Holder in the notice of conversion.

(e)	The issuance by the Company of shares of Common Stock upon a conversion of shares of Redeemable Convertible Preferred Stock in accordance with the terms hereof shall be deemed effective immediately prior to the close of business on the day of receipt by the Transfer Agent of the notice of conversion and other documents, if any, set forth in Section 7(b) hereof, compliance with Section 7(c), if applicable, and the surrender by such Holder or such Holder’s designee of the certificate or certificates, if any, representing the shares of Redeemable Convertible Preferred Stock to be converted, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto).

(f)	A Holder at the close of business on a Record Date will be entitled to receive the dividend payment on its shares of the Redeemable Convertible Preferred Stock on the corresponding Dividend Payment Date, notwithstanding the conversion of such shares following such date or a default by the Company with respect to the payment of the dividend due on that Dividend Payment Date. However, shares of Redeemable Convertible Preferred Stock surrendered for conversion during the period between the close of business on any Record Date and the close of business on the Business Day immediately preceding the applicable Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on such shares on the applicable Dividend Payment Date. A Holder on a Record Date who (or whose transferee) tenders any shares for conversion on the corresponding Dividend Payment Date is entitled to receive the dividend payable on the Redeemable Convertible Preferred Stock on the corresponding Dividend Payment Date, and the converting Holder need not include payment of the amount of such dividend upon surrender of shares of Redeemable Convertible Preferred Stock for conversion. Notwithstanding the foregoing, if the Company has specified a Change of Control Purchase Date during such period or on such corresponding Dividend Payment Date pursuant to Section 9, a Holder who tenders such shares for conversion will receive the dividend payable on such Dividend Payment Date and need not include payment of the amount of such dividend upon surrender of such shares of Redeemable Convertible Preferred Stock for conversion.

(g)	Except as described in Section 7(f), upon any optional conversion of the Redeemable Convertible Preferred Stock, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on the Redeemable Convertible Preferred Stock surrendered for conversion or for dividends on the shares of Common Stock issued upon conversion.

(8)	Mandatory Redemption.

(a)

On [                    ], 2013 [Note: the date being the fifth anniversary of the date of the Swap Closing] (the “MANDATORY REDEMPTION DATE”), each Holder of Redeemable Convertible Preferred Stock will have the right to require the Company to redeem, in cash, from any source of funds legally available therefor and subject to the terms of any of the Company’s Indebtedness, Senior Stock or Parity Stock all or any of such Holder’s shares of Redeemable Convertible Preferred Stock, at a cash price per share (the “MANDATORY REDEMPTION PRICE”) equal to the sum of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends on one share of Redeemable Convertible Preferred Stock, whether or not declared prior to that date, for the then-current Dividend Period through the Mandatory Redemption Date and all prior dividend periods (other than previously declared dividends on shares of Redeemable Convertible

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Preferred Stock payable to Holders of record as of a prior date). If the Company is not legally permitted to pay dividends in cash on the Mandatory Redemption Date, such Holders will have the right to receive, in lieu of cash in payment of such dividends, an additional number of whole shares of Common Stock equal to the amount of dividends otherwise payable divided by the Market Value as determined on the Mandatory Redemption Date, with any resulting fractional share of Common Stock to be settled in accordance with Section 12.

(b)

Each Holder desiring to exercise its right to require redemption of all or any of its shares of Redeemable Convertible Preferred Stock pursuant to this Section 8 must deliver a written notice of such election to the Company on or after [            ] [Note: the date two months ahead of the Mandatory Redemption Date to be inserted] but in any event at least ten Business Days prior to the Mandatory Redemption Date and such Holder shall have the right to withdraw its election at anytime prior to the tenth (10th) Business Day before the Mandatory Redemption Date. Any written notice of such Holder’s election to require redemption pursuant to this Section 8 shall be duly executed by the Holder and specify the number of shares of Redeemable Convertible Preferred Stock to be redeemed.

(c)	The Company shall provide each Holder who has notified the Company of its redemption election and has not withdrawn pursuant to Section 8(b) with a written notice of the Holder’s rights to require redemption (addressed to each such Holder at its address as it appears on the stock transfer books of the Company or its Transfer Agent), not later than five Business Days prior to the Mandatory Redemption Date. The Company’s notice of redemption shall specify (i) the Mandatory Redemption Price; (ii) that the Holders who have elected to redeem their shares are to surrender to the Company their shares of Redeemable Convertible Preferred Stock in the manner and at the place designated in the notice; and (iii) that the Holders may obtain payment of the Mandatory Redemption Price upon surrender of their shares of Redeemable Convertible Preferred Stock in the manner and at the place designated in the notice. If lawful funds to pay the Redemption Price are available on the Mandatory Redemption Date, then whether or not shares of Redeemable Convertible Preferred Stock are surrendered for payment of the Mandatory Redemption Price, shares of Redeemable Convertible Preferred Stock subject to redemption pursuant to this Section 8 shall no longer be outstanding, dividends shall cease to accrue on such shares and the Holders thereof shall cease to have any rights with respect to such shares of Redeemable Convertible Preferred Stock on and after the Mandatory Redemption Date, except for the right to receive the Mandatory Redemption Price, without interest, upon the surrender of such shares. The Company shall take all such actions as are necessary to maximize the funds that are legally available for the payment of dividends on, and the redemption of, shares of Redeemable Convertible Preferred Stock, including, without limitation, the revaluation of the Company’s assets to their actual values.

(d)

The funds necessary for the payment of the Mandatory Redemption Price shall be deposited with the Transfer Agent in trust at least one Business Day prior to the Mandatory Redemption Date, for the pro rata benefit of the Holders of record as they appear on the stock transfer books of the Company or its Transfer Agent, so as to be and continue to be available therefor. The deposit of monies in trust with the Transfer Agent up to the amount necessary for the payment of the aggregate Mandatory Redemption Price shall be irrevocable except that the Company shall be entitled to receive from the Transfer Agent the interest earned on monies so deposited in trust, and the Holders of the shares of Redeemable Convertible Preferred Stock redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the Holders entitled thereto at the expiration of two years from the Mandatory Redemption Date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the Holders of the shares of Redeemable Convertible Preferred Stock entitled to the funds so repaid to the Company shall look only to the Company for such payment, without interest. On the Mandatory Redemption Date and subject to the receipt by

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the Company of a completed and duly executed notice of redemption pursuant to Section 8(b), compliance with the instructions set forth in the notice provided by the Company pursuant to Section 8(c), including surrender of any certificates representing share(s) of Redeemable Convertible Preferred Stock to be redeemed, the Company shall instruct the Transfer Agent to pay the Mandatory Redemption Price to each Holder who has duly exercised its redemption rights pursuant to this Section 8 for each share of Redeemable Convertible Preferred Stock of such Holder subject to redemption under this Section 8.

(9)	Redemption Upon a Change of Control.

(a)	Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to redeem, in cash from legally available funds and provided that the Company is permitted to do so under the terms of any then-outstanding Indebtedness, Senior Stock or Parity Stock, all or any of its shares of Redeemable Convertible Preferred Stock, on the date that is 45 days after the Company Notice Date (as defined below) (the “CHANGE OF CONTROL PURCHASE DATE”) at a cash price per share equal to the sum of (A) (i) 110% of the then-effective Conversion Price multiplied by the number of shares of Common Stock into which one share of Redeemable Convertible Preferred Stock is then convertible under Section 7(a) above, if the average of the Volume Weighted Average Price for 30 consecutive Trading Days immediately prior to the Company Notice Date is equal to or less than the then-effective Conversion Price, or (ii) 100% of the then-effective Conversion Price multiplied by the number of shares of Common Stock into which one share of Redeemable Convertible Preferred Stock is then convertible under Section 7(a), if the average of the Volume Weighted Average Price for 30 consecutive Trading Days immediately prior to the Company Notice Date is greater than the then-effective Conversion Price, plus (B) an amount equal to all accrued and unpaid dividends on one share of Redeemable Convertible Preferred Stock, whether or not declared prior to the Change of Control Purchase Date, for the then-current dividend period until the Change of Control Purchase Date and all prior dividend periods (other than previously declared dividends on the Redeemable Convertible Preferred Stock payable to Holders of record as of a prior date) (such per-share sum, the “CHANGE OF CONTROL REDEMPTION PRICE”).

(b)	In the event of a Change of Control, the Company must give notice of such Change of Control within 10 Trading Days after the effective date of the Change of Control (such date, being the “COMPANY NOTICE DATE”), by mail, to each Holder, at such Holder’s address as the same appears on the stock register of the Company or its Transfer Agent. Each such notice shall state (i) that a Change of Control has occurred and a description of the resulting redemption right; (ii) the Change of Control Redemption Price and the Change of Control Purchase Date; and (iii) instructions each Holder must follow to exercise its redemption right. For the avoidance of doubt, the Company’s failure to provide notice to any Holder pursuant to this Section 9(b) shall not in any way limit, impair or otherwise adversely effect the Holder’s right to request the Company to redeem its shares of Redeemable Convertible Preferred Stock under this Certificate of Designations.

(c)	In order to exercise the redemption right upon a Change of Control, a Holder must deliver to the Company prior to the Change of Control Purchase Date, a notice in compliance with the instructions provided in the Company’s notice given pursuant to Section 9(b) above (the “CHANGE OF CONTROL NOTICE”). A Holder may withdraw a Change of Control Notice by delivering a written notice of withdrawal to the Transfer Agent prior to the close of business on the Business Day prior to the Change of Control Purchase Date, stating (i) the number of shares of Redeemable Convertible Preferred Stock that are being withdrawn; (ii) the certificate numbers of the withdrawn shares of Redeemable Convertible Preferred Stock (if any such shares are evidenced by certificates); and (iii) the number of shares of Redeemable Convertible Preferred Stock, if any, which remain subject to the Holder’s Change of Control Notice.

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(d)	If funds to pay the aggregate Change of Control Redemption Price are lawfully are available on the Change of Control Purchase Date, then whether or not shares are surrendered for payment of the Change of Control Redemption Price, shares of Redeemable Convertible Preferred Stock tendered for redemption and not validly withdrawn pursuant to this Section 9 shall no longer be outstanding, dividends will cease to accrue on such shares and the Holders thereof shall cease to have any rights with respect to such shares of Redeemable Convertible Preferred Stock on and after the Change of Control Purchase Date except for the right to receive the Change of Control Redemption Price, without interest, upon the surrender of such shares. The Company shall take all such actions as are necessary to maximize the funds that are legally available for the payment of dividends on, and the redemption of, shares of Redeemable Convertible Preferred Stock, including, without limitation, the revaluation of the Company’s assets to their actual values.

(e)	The funds necessary for the payment of the Change of Control Redemption Price shall be deposited with the Transfer Agent in trust at least one Business Day prior to the Change of Control Purchase Date, for the pro rata benefit of the Holders of record as they appear on the stock register of the Company or its Transfer Agent, so as to be, and continue to be, available therefor. The deposit of monies in trust with the Transfer Agent up to the amount necessary for the payment of the aggregate Change of Control Redemption Price shall be irrevocable, except that the Company shall be entitled to receive from the Transfer Agent the interest earned on monies so deposited in trust, and the Holders of the shares of Redeemable Convertible Preferred Stock converted shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the Holders entitled thereto at the expiration of two years from the Change of Control Purchase Date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the Holders of the shares of Redeemable Convertible Preferred Stock entitled to the funds so repaid to the Company shall look only to the Company for such payment, without interest. On the Change of Control Purchase Date and subject to the receipt by the Transfer Agent of a completed and duly executed Change of Control Notice and compliance with the instructions set forth in the notice provided by the Company pursuant to Section 9(b), including surrender of any certificates representing share(s) of Redeemable Convertible Preferred Stock to be redeemed, the Company shall instruct the Transfer Agent to pay the Change of Control Purchase Price to each Holder who has duly exercised its redemption rights pursuant to this Section 9 for each share of Redeemable Convertible Preferred Stock of such Holder subject to redemption under this Section 9.

(10)	Preemptive Rights. For so long as any shares of the Redeemable Convertible Preferred Stock are outstanding, Holders will be entitled to purchase the debt or equity securities of the Company or securities of the Company convertible into equity of the Company or in which there is a Company equity component (as the case may be, “ADDITIONAL SECURITIES”) proposed to be sold or issued by the Company in any of the Company’s future offerings (or series of related offerings). Such purchase right will be allocated among the Holders on a pro rata basis according to their then-ownership of the Redeemable Convertible Preferred Stock.

Each time the Company proposes to offer any Additional Securities, the Company shall make an unconditional offering of such Additional Securities to each Holder in accordance with the following provisions:

(i)	The Company shall deliver a notice (the “ISSUANCE NOTICE”) to the Holders stating (A) its bona fide intention to offer such Additional Securities, (B) the number of such Additional Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (D) the anticipated closing date of the sale of such Additional Securities.

(ii)	By written notification delivered to the Company within ten Trading Days after the date of the Issuance Notice, any Holder may elect to purchase, at the price and on the terms specified in the Issuance Notice, up to that number of such Additional Securities which equals such Holder’s pro rata amount.

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The rights of Holders under this Section 10 shall not apply to: (A) the conversion of the Redeemable Convertible Preferred Stock, the Company’s Senior Redeemable Preferred Stock, Junior Redeemable Preferred Stock or Series B-2 Stock, or any other securities convertible into equity of the Company or in which there is an equity component previously issued in compliance with this Section 10, (B) the exercise of any warrants, options or other convertible securities of the Company outstanding on the date this Certificate of Designations is filed with the Office of the Secretary of State of the State of Delaware, including warrants issued by the Company to the Initial Holder on the date of such filing, (C) the issuance of Common Stock to the Initial Holder pursuant to the terms of the Investment Agreement, (D) the issuance of the Shares of Newly Issued Common Stock, (E) the issuance (at issuance or exercise prices at or above Market Value) of Common Stock, stock awards or options under, or the exercise of any options granted pursuant to, any employee stock option or similar employee incentive or benefit plan for the issuance of stock awards, options or capital stock of the Company approved by the Board of Directors or (F) the issuance of shares of Common Stock or preferred stock of the Company pursuant to a stock split, combination or subdivision of the outstanding shares of Common Stock or preferred stock (as the case may be) of the Company. Notwithstanding anything herein contained to the contrary, the Holders’ rights to Additional Securities set forth in this Section 10 shall apply even if it is contemplated that the shares of Redeemable Convertible Preferred Stock will not be outstanding on the anticipated closing date of the sale of such Additional Securities if the shares were outstanding at the time of the giving of the Issuance Notice.

(11)	Reservation of Common Stock.

(a)	The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares held in the treasury of the Company, solely for issuance upon the conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of shares of Redeemable Convertible Preferred Stock as herein provided, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of all the shares of Redeemable Convertible Preferred Stock then outstanding, or potentially issuable as dividends through the Mandatory Redemption Date, assuming the Company is not eligible to pay dividends pursuant to Section 3A in cash or shares of Common Stock. For purposes of this Section 11(a), the number of shares of Common Stock that shall be deliverable upon the conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of all outstanding or potentially issuable shares of Redeemable Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder. The Company shall at all times reserve and keep available out of its authorized and unissued shares of Redeemable Convertible Preferred Stock or shares held in the treasury of the Company, solely for issuance as dividends on shares of Redeemable Convertible Preferred Stock as herein provided, free from any preemptive or other similar rights, such number of shares of Redeemable Convertible Preferred Stock that are potentially issuable as dividends through the Mandatory Redemption Date, assuming the Company is not eligible to pay dividends pursuant to Section 3A in cash or shares of Common Stock.

(b)	Notwithstanding the foregoing Section 11(a), the Company shall be entitled to deliver upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of shares of Redeemable Convertible Preferred Stock or issued in payment of dividends on the Redeemable Convertible Preferred Stock, as herein provided, shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all Liens (other than Liens created by the Holders).

(c)

All shares of Common Stock delivered in payment of dividends on, or upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of, the Redeemable Convertible Preferred Stock and all shares of Redeemable Convertible Preferred

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Stock delivered as payment of dividends shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than Liens created by the Holders).

(d)	Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of the Redeemable Convertible Preferred Stock or as payment of dividends, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder regarding the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)	The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the American Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of the Redeemable Convertible Preferred Stock or issued in payment of dividends on the Redeemable Convertible Preferred Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of Redeemable Convertible Preferred Stock into Common Stock or first issuance of Common Stock in payment of dividends on the Redeemable Convertible Preferred Stock in accordance with the provisions hereof, the Company covenants to list such Common Stock issuable upon conversion of the Redeemable Convertible Preferred Stock or issued in payment of dividends on the Redeemable Convertible Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.

(12)	Fractional Shares.

(a)	No fractional shares of Common Stock will be issued as a result of any conversion of shares of Redeemable Convertible Preferred Stock or any payment of accrued and unpaid dividends in shares of Common Stock in lieu of cash upon redemption pursuant to Section 8(a) and, in lieu thereof, a cash adjustment will be paid to each Holder that would otherwise be entitled to a fraction of a share of Common Stock. Any portion of any such payment that is declared and not paid through the delivery of Common Stock will be paid in cash based on the Closing Price of Common Stock on the Trading Day immediately preceding the date of conversion or redemption (as the case may be). Notwithstanding the foregoing, in the event that the Company is not permitted by the terms of any outstanding Indebtedness to pay the amount required under this Section 12(a) in cash, the Company will deliver one share of Common Stock in lieu of a fractional share of Common Stock.

(b)	If more than one share of the Redeemable Convertible Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Redeemable Convertible Preferred Stock so surrendered.

(13)	Adjustments to the Conversion Price and Dividend Rate.

(a)	The Conversion Price shall be subject to the following adjustments:

(i)

Stock Dividends and Distributions. In case the Company shall pay or make a dividend or other distribution on any Capital Stock (other than the Redeemable Convertible Preferred Stock) in shares of Common Stock, the Conversion Price, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be decreased by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination

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and the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or other distribution, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. For purposes of this Section 13(a)(i), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. Except as provided in Section 11(b), the Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

(ii)	Dilutive Issuances. In case the Company issues or sells, or is deemed to have issued or sold, any shares of its Common Stock (other than Excluded Stock) for no consideration or consideration per share less than $1.40 (which price shall be adjusted from time to time in the manner set forth in Sections 13(a)(i) and 13(a)(iv)) (as so adjusted, the “THRESHOLD PRICE”), then immediately upon such issue or sale, the Conversion Price shall be reduced to the lowest price per share for which any one such share of its Common Stock has been issued or deemed issued. For purposes of this Section 13(a)(ii), “EXCLUDED STOCK” means shares of Common Stock (in each case as adjusted for any stock splits, stock dividends, recapitalizations, combinations or similar transactions), Options and Convertible Securities issued (i) pursuant to one or more Approved Plans, (ii) upon conversion of the Redeemable Convertible Preferred Stock, the Senior Redeemable Preferred Stock, Junior Redeemable Preferred Stock or Series B-2 Stock, (iii) upon conversion, exercise or exchange of any Options or Convertible Securities outstanding as of the Issue Date pursuant to and in accordance with the terms of such Options or Convertible Securities as of such date, (iv) pursuant to Sections 4.02 and 4.04 of the Investment Agreement, (v) pursuant to the preemptive rights set forth in Section 10 or preemptive rights of holders of the Senior Redeemable Preferred Stock or Series B-2 Stock, and (vi) in connection with any stock splits or stock dividends, or any recapitalizations, reorganizations, mergers or consolidations contemplated by Section 13(e).

(iii)	Options and Convertible Securities. For purposes of determining the adjusted Conversion Price under Section 13(a)(ii), the following shall be applicable (it being acknowledged that the issuance of Excluded Stock shall not be subject to the provisions of this Section 13(a)(iii)):

(A)	If the Company in any manner issues or grants any options, warrants, or similar rights (“OPTIONS”) to purchase or acquire Common Stock or other Capital Stock convertible or exchangeable, with or without consideration, into or for Common Stock (“CONVERTIBLE SECURITIES”), the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities shall be determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange of such Convertible Securities, by (2) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

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(B)	If the Company in any manner issues or sells any Convertible Securities, the price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (2) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 13(a)(iii), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C)	If the exercise price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had an adjustment been made upon the issuance of such Options or Convertible Securities still outstanding on the basis of such changed exercise price, additional consideration, or changed Conversion Price, as the case may be, at the time initially granted, issued, or sold.

(D)	Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(E)	If any Common Stock, Option or Convertible Security is issued or sold for cash, the consideration received for such Common Stock, Option or Convertible Security shall be deemed to be the net amount received by the Company for such Common Stock, Option or Convertible Security. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such non-cash consideration as of the date of receipt as determined by the Board of Directors. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Company is the surviving Person, the amount of consideration for such Common Stock, Option, or Convertible Security shall be deemed to be the fair market value (as determined by the Board of Directors) of such portion of the net assets and business of the non-surviving Person as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

(F)	In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties to such transaction, the Option shall be deemed to have been issued for a consideration of $0.0006.

(G)	The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

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(H)	If the Company fixes a record date for the purpose of determining the holders of Common Stock entitled (1) to receive a dividend or other distribution payable in Common Stock, Options, or Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the payment of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(iv)	Subdivisions, Splits and Combinations of the Common Stock. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

(v)	Distributions Pursuant to a Rights Plan. In case the Company shall at any time or from time to time pay a dividend or make a distribution of Capital Stock to all holders of shares of Common Stock pursuant to a stockholder rights plan, “poison pill” or similar arrangement, then the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Redeemable Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Capital Stock that such holder would have owned or would have been entitled to receive upon or by reason of such dividend or distribution, had such share of Redeemable Convertible Preferred Stock been converted into shares of Common Stock immediately prior to such dividend or distribution. An adjustment made pursuant to this Section 13(a)(v) shall become effective retroactively to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

(vi)	Cash Distributions. If the Company shall at any time make a distribution, by dividend or otherwise, to all holders of shares of its Common Stock consisting exclusively of cash (excluding any cash portion of distributions referred to in Section 13(a)(v) above and cash distributed upon a merger or consolidation to which Section 13(e) applies) then the Conversion Price will be adjusted by multiplying:

(A)	the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such distribution by

(B)	a fraction, the numerator of which will be the Market Value determined on the Trading Day prior to such record date minus the amount of cash per share of Common Stock so distributed and the denominator of which will be the Market Value determined on the Trading Day prior to such record date.

Such adjustment shall become effective immediately after the record date for the determination of holders of Common Stock entitled to receive the distribution giving rise to an adjustment pursuant to this Section 13(a)(vi).

(vii)	Debt or Asset Distribution. If the Company shall at any time or from time to time make a distribution to all holders of its Common Stock consisting of evidences of indebtedness,

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shares of its Capital Stock other than Common Stock or assets (including securities, but excluding those Options, Convertible Securities, dividends, rights and distributions referred to in Sections 13(a)(iii) and (v) above), then, and in each such case, the Conversion Price then in effect shall be adjusted by multiplying the Conversion Price in effect immediately prior to the date of such distribution or by a fraction (A) the numerator of which shall be the Market Value less the then fair market value (as determined by the Board of Directors) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed applicable to one share of Common Stock (but such numerator shall not be less than one); and (B) the denominator of which shall be the Market Value; provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase Capital Stock of the Company if the Holders would otherwise be entitled to receive such rights upon conversion at any time of shares of Redeemable Convertible Preferred Stock into shares of Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 13(a)(vii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

(b)	Adjustment for Tax Reasons. The Company reserves the right to make such reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients. In the event the Company elects to make such a reduction in the Conversion Price, the Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Conversion Price.

(c)	Calculation of Adjustments. Notwithstanding anything herein to the contrary, no adjustment under this Section 13 need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price; provided, however, that with respect to adjustments to be made to the Conversion Price in connection with cash dividends paid by the Company, the Company shall make such adjustments, regardless of whether such aggregate adjustments amount to 1% or more of the Conversion Price, no later than November 15 of each calendar year.

(d)	Notice of Adjustment. Whenever the Conversion Price is to be adjusted, the Company shall: (i) compute such adjusted Conversion Price and prepare and transmit to the Transfer Agent an Officer’s Certificate setting forth such adjusted Conversion Price, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of a revised Conversion Price a statement setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth such revised Conversion Price.

(e)	Reorganization Events. In the event of:

(i)	any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing or surviving Person and in which

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the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another Person or cancelled);

(ii)	any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company (computed on a consolidated basis);

(iii)	any reclassification of Common Stock into securities including securities other than Common Stock; or

(iv)	any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) (any such event specified in this Section 13(e), a “REORGANIZATION EVENT”);

each share of Redeemable Convertible Preferred Stock then outstanding shall, without the consent of any holder of Redeemable Convertible Preferred Stock, become convertible at any time, at the option of the holder thereof, only into the kind and amount of securities (of the Company or another Person), cash and other property receivable upon such Reorganization Event by a holder of the number of shares of Common Stock into which such share of Redeemable Convertible Preferred Stock could have been converted immediately prior to such Reorganization Event, after giving effect to any adjustment event. The provisions of this Section 13(e) and any equivalent thereof in any such securities similarly shall apply to successive Reorganization Events.

The Company (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the assets into which the Redeemable Convertible Preferred Stock is then convertible. Failure to deliver such notice shall not affect the operation of this Section 13(e).

(f)	Most Favored Conversion Price. Notwithstanding anything to the contrary in this Certificate of Designations, if the conversion price applicable to any other Convertible Securities of the Company is, at any time, lower than the Conversion Price, the Conversion Price shall be automatically reduced to match the conversion price for such other Convertible Securities.

(14)	Incurrence of Indebtedness.

(a)

Except as otherwise provided in Section 14(b), for so long as any shares of Redeemable Convertible Preferred Stock are outstanding, the Company will not, and will not permit any of its Restricted Subsidiaries to, without the consent of the Holders of at least 66- 2/3% of the outstanding voting power of the Redeemable Convertible Preferred Stock, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt).

(b)	So long as the Company has declared and paid all dividends on the Redeemable Convertible Preferred Stock for all prior Dividend Periods, Section 14(a) will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “PERMITTED INDEBTEDNESS”):

(i)	the incurrence by the Company and its Restricted Subsidiaries of Indebtedness existing on the Issue Date;

(ii)	the incurrence by the Company or any Restricted Subsidiary of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness (other than intercompany Indebtedness) that was permitted to be incurred under Section 14(a) or sub-section (i), sub-section (viii) or this sub-section (ii) of this Section 14(b);

(iii)	the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries;

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provided, however, that (A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof, shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this sub-section;

(iv)	the accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock; provided, however, in each such case that the amount thereof is included in Fixed Charges of the Company as accrued;

(v)	any obligations in respect of completion bonds, performance bonds, bid bonds, appeal bonds, surety bonds, bankers acceptances, letters of credit, insurance obligations or bonds and other similar bonds and obligations incurred by the Company or any Restricted Subsidiary in the ordinary course of business and any guaranties or letters of credit functioning as or supporting any of the foregoing bonds or obligations;

(vi)	any obligation under Interest Rate Agreements, Currency Agreements and Commodity Agreements; provided, however, that such Interest Rate Agreements, Currency Agreements and Commodity Agreements are related to business transactions of the Company or its Restricted Subsidiaries entered into in the ordinary course of business and are entered into for bona fide hedging purposes (and not financing or speculative purposes) of the Company or its Restricted Subsidiaries (as determined in good faith by the Board of Directors, or senior management of the Company);

(vii)	any obligation arising from the honoring by a bank or other financial institution of a check, draft or similar instrument (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence; and

(viii)	Indebtedness of a Restricted Subsidiary incurred after the Issue Date and outstanding on the date on which such Subsidiary was acquired by the Company (other than Indebtedness incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and excluding therefrom any of such Indebtedness that is extinguished, retired or repaid in connection with such acquisition; provided, however, that on the date of such acquisition and after giving pro forma effect thereto, the Company would have been able to incur at least $1.00 of additional Indebtedness pursuant to Section 14(a).

(c)	For purposes of determining compliance with this Section 14:

(i)	in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in sub-sections (i) through (viii) of Section 14(b) above, or is entitled to be incurred pursuant to Section 14(a), the Company will be permitted to classify and reclassify such item of Indebtedness (or any portion thereof) in any manner that complies with Section 14, and only be required to include the amount and type of such Indebtedness in one of such clauses;

(ii)	guarantees of, or obligations in respect of letters of credit relating to, Indebtedness which is otherwise included in the determination of a particular amount of Indebtedness shall not be included;

(iii)	Indebtedness permitted by this covenant need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness;

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(iv)	the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined in accordance with GAAP; and

(v)	Indebtedness of any Person existing at the time such Person becomes a Restricted Subsidiary shall be deemed to have been incurred by the Company and the Restricted Subsidiary at the time such Person becomes a Restricted Subsidiary.

(d)	For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided, however, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-dominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-dominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that may be incurred pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Permitted Refinancing Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such Permitted Refinancing Indebtedness is denominated that is in effect on the date of such refinancing.

(15)	Restricted Payments.

(a)

For so long as any shares of Redeemable Convertible Preferred Stock are outstanding, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly without the consent of the Holders of at least 66- 2/3% of the outstanding voting power of the Redeemable Convertible Preferred Stock:

(i)	declare or pay any dividend or make any other payment or distribution on account of the Company’s or any of its Restricted Subsidiaries’ Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock of the Company) or to the Company or a Restricted Subsidiary of the Company and other than dividends on the Redeemable Convertible Preferred Stock and any Senior Stock);

(ii)	purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company or a Restricted Subsidiary) any Equity Interests of the Company or any Restricted Subsidiary (other than any such Equity Interests owned by any of its Restricted Subsidiaries) except in exchange for Equity Interests (other than Disqualified Stock) of the Company and except for redemptions of the Redeemable Convertible Preferred Stock and any Senior Stock;

(iii)	make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Junior Stock held by Persons other than the Company or a Wholly-Owned Restricted Subsidiary; or

(iv)	make any Investment other than a Permitted Investment (all such payments and other actions set forth in sub-sections (i) through (iv) being collectively referred to as “RESTRICTED PAYMENTS”),

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(b)	unless, at the time of and after giving effect to such Restricted Payment:

(i)	there are no arrearages on the payment of dividends on the Redeemable Convertible Preferred Stock; and

(ii)	the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 14(a); and

(iii)	such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (i) and (ii) of the next succeeding subparagraph), is less than $5,000,000.

(c)	The preceding provisions will not prohibit:

(i)	the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Section 15; or

(ii)	any dividend, payment, distribution, purchase, redemption, acquisition, retirement for value or defeasance permitted under the indenture, as supplemented, governing the Company’s Senior Secured Notes due 2010.

(d)	The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

(16)	Dividend and Other Payment Restrictions.

(a)

For so long as any shares of Redeemable Convertible Preferred Stock are outstanding, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, without the consent of the Holders of at least 66- 2/3% of the outstanding voting power of the Redeemable Convertible Preferred Stock create or permit to exist or become effective any consensual encumbrance or restriction (other than pursuant to this Certificate of Designations, other Senior Stock, the Series B-2 Stock or the indenture, as supplemented, governing the Company’s Senior Secured Notes due 2010) on the ability of any Restricted Subsidiary to:

(i)	pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries;

(ii)	make loans or advances to the Company or any of its Restricted Subsidiaries; or

(iii)	transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

(b)	The preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

(i)	any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by Section 14 to be incurred;

(ii)	any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by such Restricted Subsidiary pending its sale or other disposition; and

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(iii)	with respect to Section 16(a)(iii) only, any of the following encumbrances or restrictions:

(A)	customary non-assignment provisions in leases, licenses and contracts entered into in the ordinary course of business;

(B)	purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired;

(C)	customary restrictions contained in asset sale agreements limiting the transfer of such assets pending the closing of such sale;

(D)	customary restrictions on the subletting, assignment or transfer of any property or asset that is subject to a lease, farm-in agreement or farm-out agreement, license or similar contract, or the assignment or transfer of any such lease, license or other contract; and

(E)	customary restrictions on the disposition or distribution of assets or property in operating agreements, joint venture agreements, development agreements, area of mutual interest agreements and other agreements that are customary in the Oil and Gas Business and entered into in the ordinary course of business.

(17)	Replacement Stock Certificates. If physical certificates are issued, and any of the Redeemable Convertible Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Redeemable Convertible Preferred Stock certificate, or in lieu of and substitution for the Redeemable Convertible Preferred Stock certificate lost, stolen or destroyed, a new Redeemable Convertible Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Redeemable Convertible Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Redeemable Convertible Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

(18)	Transfer Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Registrar and Paying Agent for the Redeemable Convertible Preferred Stock shall be The Bank of New York; provided, however, that the Company may, at its option, serve as the Transfer Agent, Registrar and Paying Agent for the Redeemable Convertible Preferred Stock for a period of up to 10 Business Days from the Issue Date.

The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided, however, that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first class mail, postage prepaid, to the Holders.

(19)	SEC Reports.

(a)	If any shares of Redeemable Convertible Preferred Stock are outstanding, the Company shall file with the Commission all such reports and other information as it is required to file with the Commission by Section 13(a) or 15(d) under the Exchange Act. The Company shall supply each Holder, upon written request, without cost to such Holder, copies of such reports or other information.

(b)	For so long as any shares of Redeemable Convertible Preferred Stock are outstanding, if at any time the Company is not required to file with the Commission the reports and other information required by Section 13(a) or 15(d) under the Exchange Act, the Company shall furnish to each Holder, upon written request, without cost to such Holder, all reports and other information that would be required to be contained in filings with the Commission if the Company were required to make such filings under Section 13(a) or 15(d) under the Exchange Act.

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(20)	Miscellaneous.

(a)	The Redeemable Convertible Preferred Stock shall be subject to those provisions set forth in the Certificate of Incorporation that are applicable to all classes and series of preferred stock of the Company.

(b)	All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or 3 Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Company, to its office at 5847 San Felipe, Suite 4300, Houston, Texas 77057 (Attention: Corporate Secretary) or to the Transfer Agent at its Corporate Trust Office, or other agent of the Company designated as permitted by this Certificate of Designations, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock transfer records of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

(c)	The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Redeemable Convertible Preferred Stock or shares of Common Stock or other Capital Stock issued on account of Redeemable Convertible Preferred Stock pursuant hereto or certificates representing such shares. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Redeemable Convertible Preferred Stock or Common Stock or other Capital Stock in a name other than that in which the shares of Redeemable Convertible Preferred Stock with respect to which such shares are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(d)	The Liquidation Preference and the annual Dividend Rate set forth herein each shall be subject to equitable adjustment whenever there shall occur a stock split, combination or reclassification of the Redeemable Convertible Preferred Stock. Such adjustments shall be determined in good faith by the Board of Directors and submitted by the Board of Directors to the Transfer Agent and the Holders.

(21)	Definitions. Unless otherwise defined herein, capitalized terms used in this Certificate of Designations shall have the following meanings:

“ACQUIRED DEBT” means, with respect to any specified Person:

(1)	Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

(2)	Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“ADDITIONAL SECURITIES” shall have the meaning set forth in Section 10 hereof.

“AFFILIATE” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, shall mean the possession, directly or indirectly, of the

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power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” shall have correlative meanings.

“APPROVED PLAN” means any written stock option, stock purchase, stock incentive or stock appreciation plan or arrangement that is approved by the Board of Directors and the Company’s stockholders, to the extent required by law or other regulation.

“ASSET SALE” means:

(1)	the sale, lease, conveyance or other disposition of any assets, including, without limitation, by means of a sale and leaseback transaction, and:

(a) any sale of a net profits or overriding royalty interest, in each case conveyed from or burdening proved developed or proved undeveloped reserves; and

(b) any sale of hydrocarbons or other mineral products as a result of the creation of Dollar-Denominated Production Payments or Volumetric Production Payments (other than Dollar-Denominated Production Payments and Volumetric Production Payments created or sold in connection with the financing of, and within 30 days after, the acquisition of the properties subject thereto); and

(2)	the issuance of Equity Interests by any of the Company’s Restricted Subsidiaries or the sale of Equity Interests in any of its Restricted Subsidiaries.

Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

(1)	any single transaction or series of related transactions that together involves assets having a Fair Market Value of less than $250,000;

(2)	a transfer of assets between or among the Company and its Wholly-Owned Restricted Subsidiaries;

(3)	an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

(4)	a disposition of Cash Equivalents in the ordinary course of business;

(5)	a Restricted Payment or Permitted Investment that is permitted by Section 15;

(6)	a sale of oil, gas or other hydrocarbons or other mineral products in the ordinary course of business of the Company’s and its Restricted Subsidiaries’ oil and gas production operations;

(7)	any abandonment, farm-in, farm-out, lease and sub-lease of developed and/or undeveloped properties made or entered into in the ordinary course of business, but excluding any disposition described in either subclause (a) or (b) of the preceding clause 1;

(8)	the provision of services and equipment for the operation and development of the Company’s and its Restricted Subsidiaries’ oil and gas wells, in the ordinary course of the Company’s and its Restricted Subsidiaries’ oil and gas service businesses, notwithstanding that such transactions may be recorded as asset sales in accordance with full cost accounting guidelines;

(9)	the creation or perfection of a Lien (but not the sale or other disposition of any asset subject to such Lien) in accordance with this Certificate of Designations;

(10)	disposition of surplus or obsolete equipment in the ordinary course of business of the Company and its Restricted Subsidiaries; and

(11)	the issuance of Foreign Required Minority Shares.

“ATTRIBUTABLE DEBT” in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term

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of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP. As used in the preceding sentence, the “net rental payments” under any lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder, excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease that is terminable by the lessee upon payment of penalty, such net rental payment shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

“BOARD OF DIRECTORS” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“BUSINESS DAY” means any day other than a Saturday or Sunday or any other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“CAPITAL LEASE OBLIGATION” means, at the time any determination thereof is to be made, the amount of the liability of a Person in respect of a capital lease that would at that time be required to be capitalized on a balance sheet of such Person in accordance with GAAP.

“CAPITAL STOCK” means:

(1)	in the case of a corporation, corporate stock;

(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)	in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“CASH EQUIVALENTS” means:

(1)	United States dollars;

(2)	securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

(3)	demand accounts, time deposit accounts, certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thompson Bank Watch rating of “B” or better (or an equivalent rating by any successor to the business of Thompson Bank Watch, including Fitch Ratings);

(4)	repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)	commercial paper having the highest rating obtainable from Moody’s Investors Service, Inc. (or its successor) or Standard & Poor’s Ratings Service (or its successor) and in each case maturing within 270 days after the date of acquisition;

(6)	money market or other mutual funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition; and

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(7)	deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Restricted Subsidiary maintains its chief executive office or is engaged in the Oil and Gas Business; provided, however, that all such deposits are made in such accounts in the ordinary course of business.

“CERTIFICATE OF INCORPORATION” shall have the meaning set forth in the recitals.

“CHANGE OF CONTROL” means the occurrence of any of the following events:

(i)	the Company consolidates with, amalgamates or merges with or into, another Person, or any Person consolidates with, or amalgamates or merges with or into the Company, other than pursuant to a transaction in which the Persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, the Company’s Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, Voting Stock representing a majority of the total voting power of all outstanding classes of Voting Stock of the continuing or surviving Person in substantially the same proportion among themselves as such ownership immediately prior to such transaction;

(ii)	the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than pursuant to a transaction in which persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, the Company’s Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, such Voting Stock representing a majority of the total voting power of such person or group;

(iii)	the adoption of a plan the consummation of which would result in the Company’s liquidation or dissolution other than with the consent or approval of the Initial Holder or its Affiliates;

(iv)	the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Initial Holder or its Affiliates, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the Company’s Voting Stock; or

(v)	during any period of two consecutive years, individuals who at the beginning of such period comprised the Board of Directors (together with (A) any new directors whose appointment by such Board of Directors (or the Preferred Directors with respect to the Preferred Directors) or whose nomination for election by the Company’s stockholders was approved by a vote of a majority of the Board of Directors (or the Preferred Directors with respect to the Preferred Directors) then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved and (B) any new directors elected under Section 5(a)(ii) hereof) cease for any reason to constitute a majority of the Board of Directors then in office.

“CHANGE OF CONTROL NOTICE” shall have the meaning set forth in Section 9(c) hereof.

“CHANGE OF CONTROL PURCHASE DATE” shall have the meaning set forth in Section 9(a) hereof.

“CHANGE OF CONTROL REDEMPTION PRICE” shall have the meaning set forth in Section 9(a) hereof.

“CLOSING PRICE” means, as of any date of determination, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States national or regional securities exchange on which the Common Stock is then traded or, if the Common Stock is not listed on a United States national or regional securities exchange, by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

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“COMMISSION” means the United States Securities Exchange Commission.

“COMMODITY AGREEMENT” means any oil or natural gas hedging agreement and other agreement or arrangement designed to protect the Company or a Restricted Subsidiary against fluctuations in oil or natural gas prices.

“COMMON STOCK” means the Company’s Common Stock, par value $0.0006 per share, as the same exists at the date of filing of this Certificate of Designations relating to the Redeemable Convertible Preferred Stock, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. However, subject to the provisions of Section 13(e), shares of Common Stock issuable on conversion of shares of Redeemable Convertible Preferred Stock shall include only shares of the class designated as Common Stock of the Company at the date of the filing of this Certificate of Designations with the Secretary of State of the State of Delaware or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company except as provided in the Certificate of Incorporation; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

“COMPANY” shall have the meaning set forth in the recitals.

“COMPANY NOTICE DATE” have the meaning set forth in Section 9(b) hereof.

“CONSOLIDATED CASH FLOW” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus:

(1)	an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2)	provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3)	Fixed Charges of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized, to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

(4)	depreciation, depletion, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period), impairment and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such amounts were deducted in computing such Consolidated Net Income; minus

(5)	non-cash items increasing such Consolidated Net Income for such period, other than items that were accrued in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP; minus

(6)	to the extent included in determining Consolidated Net Income, the sum of:

(a)	the amount of deferred revenues that are amortized during the period and are attributable to reserves that are subject to Volumetric Production Payments; and

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(b)	amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar-Denominated Production Payments.

Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation, depletion, amortization, impairment and other non-cash charges of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent that a corresponding amount would be permitted at the date of determination to be paid as a dividend to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

“CONSOLIDATED NET INCOME” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that:

(1)	the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Subsidiary thereof;

(2)	the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3)	the cumulative effect of a change in accounting principles shall be excluded;

(4)	any write-downs or impairments of non-current assets shall be excluded; and

(5)	any non-cash gains or losses or changes in respect of hedge or non-hedge derivatives (including those resulting from the application of FAS 133) shall be excluded.

“CONVERSION PRICE” means $1.40, subject to adjustment as set forth in Section 13 hereof.

“CONVERSION RATE” on any date of determination means the number of shares of Common Stock into which one share of Redeemable Convertible Preferred Stock is convertible as of such date.

“CONVERTIBLE SECURITIES” shall have the meaning set forth in Section 13(a)(iii)(A) hereof.

“CORPORATE TRUST OFFICE” means the principal corporate trust office of the Transfer Agent at which, at any particular time, its corporate trust business shall be administered.

“CURRENCY AGREEMENTS” means, at any time as to the Company and its Restricted Subsidiaries, any foreign currency exchange agreement, option or future contract or other similar agreement or arrangement designed to protect against or manage the Company’s or any or any of its Restricted Subsidiaries’ exposure to fluctuations in foreign currency exchange rates.

“DGCL” shall have the meaning set forth in the recitals.

“DISQUALIFIED STOCK” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Mandatory Redemption Date. Notwithstanding the preceding sentence, (i) the Senior Redeemable Preferred Stock and the Junior Redeemable Preferred Stock shall not constitute Disqualified Stock and (ii) any Capital Stock that

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would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 15.

“DIVIDEND PAYMENT DATE” means the 1st calendar day of January, April, July and October of each year, or the following Business Day if such day is not a Business Day, commencing [            ], 2008.

“DIVIDEND PERIOD” means the period ending on the day before a Dividend Payment Date and beginning on the preceding Dividend Payment Date or, if there is no preceding Dividend Payment Date, on the Issue Date.

“DIVIDEND RATE” shall have the meaning set forth in Section 3(a) hereof.

“DOLLAR-DENOMINATED PRODUCTION PAYMENTS” means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“EMBA-TRANS” means Emba Trans LLP, a Kazakhstan limited liability partnership.

“EQUITY INTERESTS” means Capital Stock and all Options to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“EXCLUDED STOCK” shall have the meaning set forth in Section 13(a)(ii)(C) hereof.

“FAIR MARKET VALUE” means, with respect to any Restricted Payment or other item, the price that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by an officer of the Company if such value is less than $2,000,000; provided, however, if the value of such Restricted Payment or other item is $2,000,000 or greater, such determination shall be made in good faith by the Board of Directors; and provided further, however, if the value of such Restricted Payment or other item is $5,000,000 or greater, such determination shall be made by an accounting, appraisal or investment banking firm of national standing that is not an Affiliate of the Company.

“FIXED CHARGE COVERAGE RATIO” means, with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, guarantees, or redeems, retires or repays any Indebtedness (other than revolving credit borrowings not constituting a permanent commitment reduction) or issues or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “CALCULATION DATE”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, retirement or repayment of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period.

In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

(1)	acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during

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the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period;

(2)	the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

(3)	the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date.

“FIXED CHARGES” means, with respect to any Person for any period, the sum, without duplication, of:

(1)	the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts, and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net payments, if any, pursuant to Interest Rate Agreements; plus

(2)	the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(3)	any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such guarantee or Lien is called upon; plus

(4)	the product of:

(a)	all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times

(b)	a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

“FOREIGN REQUIRED MINORITY SHARES” means the minimum amount of Capital Stock of a Foreign Restricted Subsidiary that is required by the applicable laws and regulations of such foreign jurisdiction to be owned by the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Foreign Restricted Subsidiary to transact business in such foreign jurisdiction.

“FOREIGN RESTRICTED SUBSIDIARY” means any Restricted Subsidiary of the Company organized under the law of, and conducting a substantial portion of its business in, any jurisdiction other than the United States of America or any state thereof or the District of Columbia.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect as of the Issue Date.

“HEDGING OBLIGATIONS” means, with respect to any Person, the obligations of such Person under Currency Agreements, Interest Rate Agreements and Commodity Agreements.

“HOLDER” means the Person in whose name the shares of the Redeemable Convertible Preferred Stock are registered, which may be treated by the Company and the Transfer Agent as the absolute owner of the shares of Redeemable Convertible Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

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“INDEBTEDNESS” means, with respect to any specified Person, without duplication,

(1)	all obligations of such Person, whether or not contingent, in respect of:

(a)	borrowed money;

(b)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(c)	bankers’ acceptances;

(d)	Capital Lease Obligations; and

(e)	the balance deferred and unpaid of the purchase price of any property due more than six months after the date of acquisition thereof, except any such balance that constitutes a trade payable;

(2)	all net obligations in respect of Currency Agreements, Interest Rate Agreements and Commodity Agreements or Dollar Denominated Production Payments;

(3)	all liabilities of others of the kind described in the preceding clauses (1) or (2) that such Person has guaranteed or assumed or that are otherwise its legal responsibility (including, with respect to any Production Payment, any warranties or guaranties of production or payment by such Person with respect to such Production Payment but excluding other contractual obligations of such Person with respect to such Production Payment);

(4)	Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of:

(a)	the full amount of such obligations so secured and

(b)	the Fair Market Value of such asset;

(5)	Disqualified Stock of such Person or a Restricted Subsidiary in an amount equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof;

(6)	Attributable Debt in respect of a sale and leaseback transaction; and

(7)	any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (1) through (6) or this clause (7), whether or not between or among the same parties.

Subject to clause (3) of the preceding sentence, Volumetric Production Payments shall not be deemed to be Indebtedness.

“INITIAL HOLDER” means United Energy Group Limited, a company incorporated in the Cayman Islands and continued in Bermuda, having its registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda and its principal place of business in Hong Kong at Unit 2112, 21 Floor, Two Pacific Place, 88 Queensway, Hong Kong.

“INTEREST RATE AGREEMENTS” means, with respect to the Company and its Restricted Subsidiaries, interest rate agreements, interest rate cap agreements and interest rate collar agreements and other agreements or arrangements designed to protect such Person against fluctuations in interest rates, with respect to any Indebtedness that is permitted to be incurred under Section 14 hereof.

“INVESTMENT AGREEMENT” means that certain Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder, as may be amended from time to time.

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“INVESTMENTS” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in Section 14(c) hereof.

“INVESTOR RIGHTS AGREEMENT” means the definitive agreement, or provisions of a definitive agreement, to be entered into in connection with the original issuance of Redeemable Convertible Preferred Stock, by and between the Company and the Initial Holder with respect to, among other matters, the filing with the Commission, and effectiveness, of the Shelf Registration Statement, as may be amended from time to time.

“ISSUANCE NOTICE” shall have the meaning set forth in Section 10 hereof.

“ISSUE DATE” means [            ], 2008, the date of original issuance of the Redeemable Convertible Preferred Stock.

“JUNIOR REDEEMABLE PREFERRED STOCK” means the Company’s 20% Junior Redeemable Convertible Preferred Stock initially issued on June 18, 2007.

“JUNIOR STOCK” means all classes of Common Stock of the Company, the Junior Redeemable Preferred Stock, the Senior Redeemable Preferred Stock and each other class of Capital Stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to, or on parity with, the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“LIEN” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“LIQUIDATION PREFERENCE” means, as to the Redeemable Convertible Preferred Stock, $100.00 per share.

“MANDATORY REDEMPTION DATE” shall have the meaning set forth in Section 8(a) hereof.

“MANDATORY REDEMPTION PRICE” shall have the meaning set forth in Section 8(a) hereof.

“MARKET VALUE” means the average Closing Price of the Common Stock for a 10 consecutive Trading Day period on the American Stock Exchange (or such other national securities exchange or automated quotation system on which the Common Stock is then listed or authorized for quotation or, if not so listed or authorized for quotation, an amount determined in good faith by the Board of Directors to be the fair value of the Common Stock) ending immediately prior to the date of determination.

“NET INCOME” means, with respect to any Person, the consolidated net income (loss) of such Person and its Restricted Subsidiaries, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

(1)

any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by such Person

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or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

(2)	any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

“NON-RECOURSE DEBT” means Indebtedness:

(1)	as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender with respect to such Indebtedness; and

(2)	no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity

“OFFICER” means the Chief Executive Officer, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

“OFFICER’S CERTIFICATE” means a certificate of the Company, signed by any duly authorized Officer of the Company.

“OIL AND GAS BUSINESS” means:

(1)	the acquisition, exploration, exploitation, development, operation or disposition of interests in, or obtaining production from, oil, natural gas or other hydrocarbon properties;

(2)	the gathering, marketing, treating, processing (but not refining), storage, selling or transporting of any production from such interests or properties; or

(3)	any activity that is ancillary, necessary or appropriate to facilitate, or that is incidental to, the activities described in clauses (1) and (2) of this definition.

“OPTIONS” shall have the meaning set forth in Section 13(a)(iii)(A) hereof.

“PARITY STOCK” means Series B-2 Stock and any class of Capital Stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“PERMITTED INDEBTEDNESS” shall have the meaning set forth in Section 14(b) hereof.

“PERMITTED INVESTMENT” means:

(1)	any Investment in the Company or in a Wholly-Owned Restricted Subsidiary of the Company;

(2)	any Investment in Cash Equivalents;

(3)	any Investment made as a result of the receipt of non-cash consideration from an Asset Sale;

(4)	receivables owing to the Company or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;

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(5)	payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(6)	Capital Stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of a debtor;

(7)	Hedging Obligations, which transactions or obligations are incurred in compliance with Section 14 hereof; and

(8)	Investments in prepaid expenses, negotiable instruments held for collection or deposit and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course.

“PERMITTED REFINANCING INDEBTEDNESS” means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided, however, that:

(1)	the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus premium, if any, and accrued interest on the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith);

(2)	(a) if the final maturity date of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded is earlier than the Mandatory Redemption Date, the Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded, or

(b) if the final maturity date of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded is later than the Mandatory Redemption Date, the Permitted Refinancing Indebtedness has a final maturity date at least 91 days later than the Mandatory Redemption Date; and

(3)	the Permitted Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Permitted Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded.

“PERSON” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subsidiary thereof or any other entity.

“PREFERRED BOARD OBSERVER” shall have the meaning set forth in Section 5(a)(ii) hereof.

“PREFERRED DIRECTORS” shall have the meaning set forth in Section 5(a)(ii) hereof.

“PRODUCTION PAYMENTS” means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

“RECORD DATE” means December 15, March 15, June 15 or September 15, as the case may be, or the date that may be fixed by the Board of Directors that is not more than 60 days nor less than 10 days preceding the applicable Dividend Payment Date.

“REDEEMABLE CONVERTIBLE PREFERRED STOCK” shall have the meaning set forth in Section 1 hereof.

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“REGISTRATION DEFAULT” shall have the meaning set forth in Section 3(d) hereof.

“REORGANIZATION EVENT” shall have the meaning set forth in Section 13(e).

“RESTRICTED PAYMENTS” shall have the meaning set forth in Section 15(a)(iv) hereof.

“RESTRICTED SUBSIDIARY” of a Person means any Subsidiary of the referenced Person that is not an Unrestricted Subsidiary.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SERIES B-2 STOCK” means the Company’s Series B-2 Redeemable Convertible Preferred Stock, issued on [            ], 2008.

“SENIOR REDEEMABLE PREFERRED STOCK” means the Company’s 15% Senior Redeemable Convertible Preferred Stock initially issued on December 1, 2006.

“SENIOR STOCK” means each class of Capital Stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“SHARES OF NEWLY ISSUED COMMON STOCK” shall have the meaning set forth in the Investment Agreement.

“SHELF REGISTRATION STATEMENT” means the shelf registration statement to be filed with the Commission with respect to resales of Transfer Restricted Securities by the holders thereof, as required by the Investor Rights Agreement.

“STATED MATURITY” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“SUBSIDIARY” of any Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other Equity Interests (including partnership and joint venture interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Affiliates of such Person or (3) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Company.

“THRESHOLD PRICE” shall have the meaning set forth in Section 13(a)(ii) hereof.

“TRADING DAY” means a day during which trading in securities generally occurs on the American Stock Exchange or, if the Common Stock is not then listed on the American Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United States national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

“TRANSMERIDIAN CASPIAN” means Transmeridian Caspian Petroleum LLP, a Kazakhstan limited liability partnership.

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“TRANSFER AGENT” means, except as provided in Section 18 hereof, The Bank of New York, the Company’s duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Redeemable Convertible Preferred Stock.

“TRANSFER RESTRICTED SECURITIES” shall mean each share of Redeemable Convertible Preferred Stock (or the shares of Common Stock into which such share of Redeemable Convertible Preferred Stock is convertible) and each share of Redeemable Convertible Preferred Stock or Common Stock issued as a dividend on the Redeemable Convertible Preferred Stock or into which such share of Redeemable Convertible Preferred Stock is convertible), until (1) the date on which each such share has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (2) the date on which each such share is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable without volume limitations or compliance with the manner of sale, public information or notice requirements under Rule 144 under the Securities Act pursuant to Rule 144(b) thereof or any successor rule.

“UNRESTRICTED SUBSIDIARY” means Transmeridian Caspian, Emba-Trans and any other Subsidiary of the Company (other than Transmeridian Exploration Inc.) that is designated by the Board of Directors as an Unrestricted Subsidiary, but only to the extent that such Subsidiary:

(1)	has no Indebtedness other than Non-Recourse Debt;

(2)	is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement of understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

(3)	is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results, except in each case to the extent that the full amount of any such commitment is treated as an Investment in compliance with Section 15 hereof or a Permitted Investment;

(4)	such Subsidiary, either alone or in the aggregate with all other Unrestricted Subsidiaries, does not operate, directly or indirectly, all or substantially all of the business of the Company and its Subsidiaries; and

(5)	has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries.

The Board of Directors may designate any Restricted Subsidiary (other than Transmeridian Exploration Inc.) to be an Unrestricted Subsidiary if that designation would not cause a breach of the provisions in this Certificate of Designations. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such designation and will reduce the amount available for Restricted Payments under Section 15(a). All such outstanding Investments will be valued at their Fair Market Value at the time of such designation. That designation will only be permitted if such Restricted Payment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Certificate of Designations and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 14, the Company shall be in default of such covenant.

The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted

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Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if such Indebtedness is permitted under Section 14, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period.

“VOLUME WEIGHTED AVERAGE PRICE” means for a share of Common Stock as of any date, the dollar volume-weighted average price for such Common Stock on the American Stock Exchange during the period beginning at 9:30:01 a.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume/weighted average price of such Common Stock in the over-the-counter market on the electronic bulletin board for such Common Stock during the period beginning at 9:30:01 a.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar/volume weighted average price is reported for the Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such Common Stock as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“VOLUMETRIC PRODUCTION PAYMENTS” mean production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“VOTING RIGHTS CLASS” shall have the meaning set forth in Section 5(b) hereof.

“VOTING RIGHTS TRIGGERING EVENT” means (1) if dividends on or any shares of the Voting Rights Class are in arrears and unpaid for two or more calendar years or (2) the failure of the Company to redeem any shares of Redeemable Convertible Preferred Stock pursuant to Sections 8 or 9 hereof.

“VOTING STOCK” means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote without any contingency on the election of members of the Board of Directors or other governing body of such Person.

“WEIGHTED AVERAGE LIFE TO MATURITY” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1)	the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2)	the then outstanding principal amount of such Indebtedness.

“WHOLLY-OWNED RESTRICTED SUBSIDIARY” of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock of which (other than Foreign Required Minority Shares) shall at the time be owned by such Person and/or by one or more other Wholly-Owned Restricted Subsidiaries of such Person.

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IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Company, does file this Certificate of Designations hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this      day of             , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:	Earl W. McNiel
Title:	Vice President and Chief Financial Officer

ANNEX F-2

CERTIFICATE OF DESIGNATIONS

OF

SERIES B-2 REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

TRANSMERIDIAN EXPLORATION INCORPORATED

Pursuant to Section 151 of the General Corporation Law

of the State of Delaware

TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation (the “COMPANY”), does hereby certify that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “BOARD OF DIRECTORS”) by the provisions of Article Fourth of the Second Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the “CERTIFICATE OF INCORPORATION”), and pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors, by resolution adopted on                     , 2008, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

RESOLVED, that, pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the powers, designations, preferences and relative, participating, optional or other special rights of which, and qualifications, limitations or restrictions thereof, shall be as follows:

(1)	Designation and Amount. There shall be created from the 15,000,000 shares of preferred stock, par value $0.0006 per share, of the Company authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, designated as the “Series B-2 Redeemable Convertible Preferred Stock” (the “REDEEMABLE CONVERTIBLE PREFERRED STOCK”), and the number of shares of such series shall be 2,500,000. Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Redeemable Convertible Preferred Stock to a number less than that of the shares of Redeemable Convertible Preferred Stock then outstanding plus the number of shares potentially issuable as dividend payments on the Redeemable Convertible Preferred Stock pursuant to Section 3 of this Certificate of Designations.

(2)	Ranking. The Redeemable Convertible Preferred Stock will, with respect to both dividend rights and rights upon the redemption, liquidation, winding-up or dissolution of the Company, rank (i) senior to all Junior Stock, (ii) on a parity with all Parity Stock and (iii) junior to all Senior Stock.

(3)	Dividends.

(a)

The holders of shares of outstanding Redeemable Convertible Preferred Stock shall be entitled, when, as and if declared by the Board of Directors, out of funds lawfully available therefor to receive cumulative dividends at the rate per annum of 15% per share on the Liquidation Preference (equivalent to $15.00 per annum per share), subject to adjustment as provided herein, payable quarterly in arrears (the “DIVIDEND RATE”). The Dividend Rate shall decrease to a rate per annum of 12% per share on the Liquidation Preference (equivalent to $12 per annum per share) if the Closing Price of the Common Stock equals or exceeds 150% of the then-effective Conversion Price for at least 180 consecutive Trading Days. Dividends payable for each full Dividend Period will be computed by dividing the Dividend Rate by four and shall be payable in arrears on each Dividend Payment Date for the Dividend Period ending immediately prior to such Dividend Payment Date, to the holders of record of Redeemable Convertible Preferred Stock at

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the close of business on the Record Date applicable to such Dividend Payment Date. Such dividends shall be cumulative from the most recent date as to which dividends shall have been paid or, if no dividends have been paid, from the Issue Date (whether or not in any Dividend Period or Dividend Periods there shall be funds of the Company legally available for the payment of such dividends) and shall accrue on a day-to-day basis, whether or not earned or declared, from and after the Issue Date. Dividends payable for any partial Dividend Period or for the initial Dividend Period ending on the day immediately prior to                      [Note: the first Dividend Payment Date after the Swap Closing to be inserted], shall be computed on the basis of days elapsed over a 360-day year consisting of twelve 30-day months. Accumulations of dividends on shares of Redeemable Convertible Preferred Stock shall not bear interest. The initial dividend rate on the Redeemable Convertible Preferred Stock for the initial Dividend Period, commencing on the Issue Date (assuming an Issue Date of                      [Note: the date of the Swap Closing to be inserted] and a then-applicable Dividend Rate of 15% per annum), will be $15 per share, subject to adjustment as provided for herein, and will be payable, when, as and if declared by the Board of Directors, on                      [Note: the first Dividend Payment Date after the Swap Closing to be inserted] out of funds lawfully available therefor. Each subsequent quarterly dividend on the Redeemable Convertible Preferred Stock, when, as and if declared by the Board of Directors, will be $3.75 per share, subject to adjustment as provided for herein.

(b)	No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Redeemable Convertible Preferred Stock with respect to any Dividend Period unless all dividends for all preceding Dividend Periods have been declared and paid, or declared and a sufficient sum of cash and/or number of shares of Redeemable Convertible Preferred Stock or Common Stock, if permitted under Section 3A, has been set apart for the payment of such dividend upon all outstanding shares of Redeemable Convertible Preferred Stock.

(c)	Holders of shares of Redeemable Convertible Preferred Stock shall not be entitled to any dividends on the Redeemable Convertible Preferred Stock, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Redeemable Convertible Preferred Stock which may be in arrears.

(d)	If (i) within 45 days after a demand to file the Shelf Registration Statement has been made in accordance with the Investor Rights Agreement, the Shelf Registration Statement has not been filed with the Commission, (ii) within 135 days after a demand to file the Shelf Registration Statement has been made in accordance with the Investor Rights Agreement, the Shelf Registration Statement has not been declared effective by the Commission or (iii) after the Shelf Registration Statement has been declared effective by the Commission, (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the period that any Transfer Restricted Securities (other than Transfer Restricted Securities held or beneficially owned by Affiliates of the Company, other than the Initial Holder) remain outstanding (each such event referred to in clauses (i), (ii) and (iii), a “REGISTRATION DEFAULT”), additional dividends shall accrue on the Redeemable Convertible Preferred Stock at the rate of 1.00% (100 basis points) per annum above the Dividend Rate for the first 30 days of such Registration Default, increasing to a rate of 1.50% (150 basis points) per annum thereafter, until all Registration Defaults have been cured from, and including, the date on which any such Registration Default shall occur to, but excluding, the date on which all Registration Defaults have been cured, subject to the exceptions set forth in Section 3(e). At all other times, dividends shall accumulate on the Redeemable Convertible Preferred Stock only at the Dividend Rate.

(e)

Additional dividends shall not accrue on the Redeemable Convertible Preferred Stock as a result of any Registration Default referred to in clause (iii) of Section 3(d) if (i) such Registration Default has occurred solely as a result of (A) the filing of a post-effective amendment to the Shelf

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Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus, (B) the filing of a post-effective amendment to the Shelf Registration Statement to cover new Holders or beneficial owners of the Redeemable Convertible Preferred Stock or additional shares of the Redeemable Convertible Preferred Stock acquired by any existing Holder or beneficial owner of the Redeemable Convertible Preferred Stock or (C) other material events with respect to the Company that would need to be described in the Shelf Registration Statement or the related prospectus and (ii) in the case of clause (i)(C), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in the case of clauses (i)(A) or (C), if such Registration Default referred to in clause (iii) of Section 3(d) occurs for a continuous period in excess of 30 days, additional dividends as described in Section 3(d) shall accrue in accordance therewith from, and including, the date such Registration Default occurs until, but excluding, the date such Registration Default is cured.

(3A)	Method of Payment of Dividends.

(a)	Subject to the restrictions set forth herein, dividends on the Redeemable Convertible Preferred Stock may be paid, as determined in the Company’s sole discretion:

(i)	in cash;

(ii)	by delivery of additional shares of Redeemable Convertible Preferred Stock;

(iii)	by delivery of shares of Common Stock, if and only if the Volume Weighted Average Price equals or exceeds 125% of the then-effective Conversion Price for 30 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, which price will be adjusted in the same manner as the Conversion Price may be adjusted pursuant to Section 13 in the event the Conversion Price is reduced pursuant to Section 13(b); or

(iv)	through any combination of cash, shares of Redeemable Convertible Preferred Stock and/or Common Stock (subject to the satisfaction of the condition set forth in Section (3A)(a)(iii)) and distributed among the holders of Redeemable Convertible Preferred Stock on a pro rata or other equitable basis.

(b)	Shares of Redeemable Convertible Preferred Stock issued in payment or partial payment of a dividend shall be valued at the Liquidation Preference. Shares of Common Stock issued in payment or partial payment of a dividend shall be valued for such purpose at 95% of the Market Value as determined on the second Trading Day immediately prior to the Record Date for such dividend.

(c)	The Company shall give written notice to Holders, either by mail, facsimile, press release or other publication, of the portion of each dividend payment that will be made in cash, the portion of such payment that will be made in Redeemable Convertible Preferred Stock and the portion of such payment that will be made in Common Stock (subject to the satisfaction of the condition set forth in Section (3A)(a)(iii)), such notice to be given 10 Trading Days prior to the Record Date for such dividend.

(d)

No fractional shares of Redeemable Convertible Preferred Stock or Common Stock will be delivered to Holders in payment or partial payment of a dividend. Instead, a cash payment will be paid to each Holder that would otherwise be entitled to a fraction of a share of Redeemable Convertible Preferred Stock or Common Stock based on the Liquidation Preference, in the case of a fractional share of Redeemable Convertible Preferred Stock, or 95% of the Closing Price on the Trading Day immediately preceding the Dividend Payment Date, in the case of a fractional share of Common Stock; provided, however, in the event that the Company is not then permitted by the terms of any outstanding Indebtedness, Senior Stock or Parity Stock to pay the amount required

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under this Section (3A)(d) in cash, the Company will (i) in the case of dividends paid in shares of Common Stock, deliver one share of Common Stock in lieu of delivery of a fractional share of Common Stock; and (ii) in the case of dividends paid in shares of Redeemable Convertible Preferred Stock, deliver shares of Common Stock, valued at 95% of the Market Value as determined on the second Trading Day immediately prior to the Record Date for such dividend, in lieu of delivery of a fractional share of Redeemable Convertible Preferred Stock, and will deliver one share of Common Stock in lieu of delivery of any resulting fractional share of Common Stock.

(e)	If the Shelf Registration Statement has been filed, to the extent that the Company determines that a Shelf Registration Statement is required in connection with the issuance of, or for resales of, Common Stock or Redeemable Convertible Preferred Stock, or both, issued in payment of a dividend, including dividends paid in connection with a conversion of the Redeemable Convertible Preferred Stock, the Company will use its reasonable best efforts to file and maintain the effectiveness of such a Shelf Registration Statement until such time as all such shares of Common Stock and/or Redeemable Convertible Preferred Stock have been resold thereunder.

(4)	Payment Restrictions.

(a)	Unless all accrued, cumulated and unpaid dividends on the Redeemable Convertible Preferred Stock for all prior Dividend Periods shall have been paid in full, or shall have been declared and a sum of cash and/or number of shares of Common Stock or Redeemable Convertible Preferred Stock sufficient for the payment thereof set aside, the Company may not:

(i)	declare or pay any dividend or make any distribution of assets on any Junior Stock;

(ii)	redeem, purchase or otherwise acquire any shares of Junior Stock or pay or make any monies available for a sinking fund for such shares of Junior Stock, other than (A) upon conversion or exchange for other Junior Stock or (B) the purchase for cash (if permitted by the terms of the Company’s then-outstanding Indebtedness, Senior Stock and Parity Stock) of fractional interests in shares of any Junior Stock in connection with any such conversion or exchange;

(iii)	declare or pay any dividend or make any distribution of assets on any shares of Parity Stock; or

(iv)	redeem, purchase or otherwise acquire any shares of Parity Stock, except (A) upon conversion into or exchange for other Parity Stock or Junior Stock and (B) the purchase for cash (if permitted by the terms of the Company’s then-outstanding Indebtedness, Senior Stock and Parity Stock) of fractional interests in shares of any Parity Stock or Junior Stock in connection with any such conversion or exchange; provided, however, that in the case of a redemption, purchase or other acquisition of Parity Stock upon conversion into or exchange for shares of other Parity Stock (A) the aggregate amount of the liquidation preference of such other Parity Stock does not exceed the aggregate amount of the liquidation preference, plus accrued, cumulated and unpaid dividends, of the shares of Parity Stock that are converted into or exchanged for such shares of other Parity Stock, (B) the aggregate number of shares of Common Stock issuable upon conversion, redemption or exchange of such other Parity Stock does not exceed the aggregate number of shares of Common Stock issuable upon conversion, redemption or exchange of the shares of Parity Stock that are converted into or exchanged for such shares of other Parity Stock and (C) such other shares of other Parity Stock contain terms and conditions (including, without limitation, with respect to the payment of dividends, dividend rates, liquidation preferences, voting and representation rights, payment restrictions, anti-dilution rights, change of control rights, covenants, remedies and conversion and redemption rights) that are not, in the good faith judgment of the Board of Directors, materially less favorable, taken as a whole, to the Company or the Holders than those contained in the shares of Parity Stock that are converted or exchanged for such shares of other Parity Stock.

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(5)	Voting Rights.

(a)

(i)	Except to the extent specifically provided herein or required by the DGCL, the Holders and the holders of Common Stock will vote together as a single class on all matters as to which the approval of the stockholders may be required, except for the election of directors, which shall be covered by Section 5(a)(ii)-(d). Holders will vote on an as-converted basis based on the Conversion Price (subject to adjustment pursuant to Section 13(a)(i), (iv) and (v)), and with respect to such vote, will have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock and the Holders entitled to vote shall be determined on the record date on which the holders of Common Stock entitled to vote are determined for such vote; provided, however, fractional votes will not be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Redeemable Convertible Preferred Stock held by each Holder could be converted) will be rounded to the nearest whole number (with one-half being rounded upward).

(ii)	In addition to and separate from the voting rights set forth in Sections 5(b) - (d) below, the Holders, with holders of any Parity Stock having similar voting rights, acting together as a class, to the exclusion of the holders of Common Stock, shall have the right to elect up to that number of directors to the Board of Directors that constitutes a majority of the authorized number of members of the Board of Directors (the “PREFERRED DIRECTORS”); provided, however, that if, the percentage of Common Stock owned by the Holders on an as-converted basis, based on the Conversion Price (subject to adjustment pursuant to Section 13(a)(i), (iv) and (v)), is less than 50%, assuming exercise or conversion of all then-outstanding Options and Convertible Securities, then the Holders and holders of any Parity Stock having similar voting rights, acting together as a class, to the exclusion of the holders of Common Stock, shall have the right to elect a number of Preferred Directors which represent a percentage of the Board of Directors that is equal to the percentage of Common Stock owned by the Holders on such as-converted basis, rounded to the nearest multiple of 10 percent. The Company and the Board of Directors shall take such action as may be necessary to ensure that the number of directors on the Board of Directors would allow for a whole number of Preferred Directors to be elected for such specified percentage of Preferred Directors.

(iii)	The relevant date for determining the Holders’ as-converted fully diluted percentage ownership of the Common Stock shall be the record date for determining stockholders of record of the Company entitled to vote at the next annual or special meeting, as the case may be, to be held for the purpose of electing directors, or if no such meeting has been held for thirteen months from the date of the last meeting held for such purpose or written consents obtained in lieu thereof, then on the date that is thirteen months from such date, in which case the term of office for such number of Preferred Directors in excess of the number of Preferred Directors that the Holders and holders of any Parity Stock having similar voting rights are then entitled to elect shall terminate immediately (such terminated Preferred Directors to be selected, if necessary, by Holders of a majority of the Redeemable Convertible Preferred Stock and holders of any Parity Stock having similar voting rights, acting together as a class, or, if no selection is made, by a majority of the members of the Board of Directors who are not Preferred Directors), and the vacancy shall be filled by a person appointed by a majority of those members of the Board of Directors who are not Preferred Directors. Any such director elected to fill a vacancy shall serve the same remaining term as that of the predecessor Preferred Director, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

If the holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, notify the Company in writing that they have determined to waive their right to elect all or any Preferred Directors, the

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Holders and holders of any Parity Stock having similar voting rights nevertheless shall have the right, during the effectiveness of such waiver, to designate one observer, to the Board of Directors (the “PREFERRED BOARD OBSERVER”), who, subject to the execution and delivery of a confidentiality agreement to the Company (in form and substance reasonably satisfactory to the Company), may attend meetings of the Board of Directors and receive any materials distributed to the Board of Directors in connection with such meetings.

After the Issue Date, the Preferred Directors shall have the right and power to designate one Preferred Director as a member of each committee of the Board of Directors; provided, that if the rules of the American Stock Exchange or any other national securities exchange or automated quotation system applicable to a committee (if and to the extent applicable to the Company) require all members of such committee to be independent, the Preferred Director designated as a member of such committee shall satisfy the independence requirements of such national securities exchange or automated quotation system.

For purposes of electing the Preferred Directors, holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, may nominate the nominees for election as the Preferred Directors. For purposes of designating the Preferred Board Observer, if any, or any replacement thereof, holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, may designate the Preferred Board Observer.

At any meeting of the Holders having a purpose of the election of the Preferred Directors, the presence, in person or by proxy, of holders of a majority in voting power of the shares of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, shall be required and be sufficient to constitute a quorum of such class for the election of any directors by such Persons.

Holders of a majority in voting power of the shares of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class, may elect the Preferred Directors by vote or written consent in accordance with the DGCL.

Any vacancy in the office of a Preferred Director may be filled by a person elected by holders of a majority in voting power of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class. A Preferred Director may be removed, with or without cause, by vote or by written consent, in each case in accordance with the DGCL by holders of a majority of the Redeemable Convertible Preferred Stock and the Parity Stock having similar voting rights, acting together as a class. Any Preferred Director elected to fill a vacancy shall serve the same remaining term as that of his or her predecessor, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

If required by the corporate governance requirements of the Exchange Act, the American Stock Exchange or any other national securities exchange or automated quotation system, a majority of the members of the Board of Directors shall be independent directors, two of whom shall be Preferred Directors; provided that if at such time the Board of Directors consists of less than six members, one of such independent directors shall be a Preferred Director.

(b)	If and whenever at any time or times a Voting Rights Triggering Event occurs, then the holders of shares of Redeemable Convertible Preferred Stock, voting as a single class with the holders of any other then-outstanding Parity Stock having similar voting rights (together, the “VOTING RIGHTS CLASS”), will be entitled at the next regular or special meeting of stockholders of the Company to elect two additional directors of the Company. In connection with any election of directors pursuant to this Section 5(b), the size of the Board of Directors shall automatically, and without further action, be increased by two seats, effective immediately prior to such election.

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(c)	The voting rights provided for in Section 5(b) may be exercised at a special meeting of the holders of the shares of the Voting Rights Class, called as hereinafter provided, or at any annual meeting of stockholders of the Company held for the purpose of electing directors, and thereafter at each subsequent annual meeting until such time as (i) all dividends in arrears on any shares of the Voting Rights Class shall have been paid in full and (ii) the redemption price for shares of Redeemable Convertible Preferred Stock, if any, required to be redeemed pursuant to Section 8 or 9 hereof shall have been paid in full, at which time or times such voting rights and the term of the directors elected pursuant to Section 5(d) shall terminate immediately.

(d)	At any time when such voting rights shall have vested in the holders of any shares of the Voting Rights Class, an Officer of the Company may call, and, upon written request of the record holders of shares of the Voting Rights Class representing at least twenty-five percent (25%) of the aggregate voting power of the then-outstanding shares of the Voting Rights Class, addressed to the Secretary of the Company, shall call, a special meeting of the holders of shares of the Voting Rights Class. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at a location designated by the Board of Directors and set forth in such notice. Notwithstanding the provisions of this Section 5(d), no such special meeting shall be called during a period within the 60 days immediately preceding the date fixed for the next annual meeting of stockholders of the Company, in which such case the election of directors pursuant to Section 5(b) shall be held at such annual meeting of stockholders.

(e)	At any meeting held for the purpose of electing directors at which the holders of shares of the Voting Rights Class shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of shares representing a majority of the aggregate voting power of the then-outstanding shares of the Voting Rights Class shall be required and shall be sufficient to constitute a quorum of the Voting Rights Class for the election of directors by the Voting Rights Class. Such directors shall be elected by the affirmative vote of the holders of shares constituting a majority of the aggregate voting power of the Voting Rights Class present at such meeting, in person or by proxy.

(f)	Any director elected pursuant to the voting rights set forth in Section 5(b) shall hold office until the next annual meeting of stockholders of the Company (unless such term has previously terminated pursuant to Section 5(c)) and any vacancy in respect of any such director shall be filled only by a person elected by holders of a majority in voting power of the Voting Rights Class at a special meeting called in accordance with the procedures set forth in Section 5(d), or, if no such special meeting is called, at the next annual meeting of stockholders of the Company. If all accrued and unpaid dividends on the Voting Rights Class have been paid in full and the redemption price for shares of Redeemable Convertible Preferred Stock, if any, required to be redeemed pursuant to Section 8 or 9 hereof shall have been paid in full, as applicable, then the terms of office of the directors elected pursuant to Section 5(b) by holders of the Voting Rights Class shall terminate immediately, and the number of directors constituting the Board of Directors shall, without further action, be reduced by two.

(g)

So long as any shares of Redeemable Convertible Preferred Stock remain outstanding, unless a greater percentage shall then be required by law, the Company shall not, without the affirmative vote or consent of the Holders of at least 66- 2/3% of the then-outstanding voting power of the shares of the Redeemable Convertible Preferred Stock whether by merger, consolidation or otherwise, create, authorize, increase the authorized amount of, or issue (i) any additional shares of Redeemable Convertible Preferred Stock (except in payment of dividends on outstanding Redeemable Convertible Preferred Stock), or (ii) any class or series of Senior Stock or Parity Stock (or any security convertible into Senior Stock or Parity Stock), except for Series B-1 Stock. In addition, so long as any shares of Redeemable Convertible Preferred Stock remain outstanding, unless a greater percentage shall then be required by law, the Company shall not, without the affirmative vote or consent of the Holders of at least 66- 2/3% of the then-outstanding voting

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power of the shares of the Redeemable Convertible Preferred Stock, (i) amend the Certificate of Incorporation or this Certificate of Designations, whether by merger, consolidation, combination or otherwise, in a manner that would adversely affect the rights of the Holders, (ii) approve any transaction (or series of related transactions) that may result in a Change of Control or (iii) increase or decrease the size of the Board of Directors. Unless a greater percentage shall then be required by law, compliance by the Company with the covenants set forth in Sections 14, 15 or 16 may be waived by the affirmative vote or consent of the Holders of at least 66- 2/3% of the then-outstanding voting power of the shares of the Redeemable Convertible Preferred Stock.

(h)	In exercising the voting rights set forth in Sections 5(a) through 5(g), each share of Redeemable Convertible Preferred Stock shall be entitled to one vote. Except with respect to any vote where solely the Redeemable Convertible Preferred Stock and Series B-1 Stock are entitled to vote together as a class, in any case where the Holders of the Redeemable Convertible Preferred Stock are entitled to vote as members of a single class with holders of shares of any Senior Stock or Parity Stock having similar voting rights, each class or series shall have a number of votes proportionate to the aggregate liquidation preference of the outstanding shares of such class or series.

(i)	The Company may, without the consent of the Holders of Redeemable Convertible Preferred Stock, and in taking such actions the Company shall not be deemed to have affected adversely the rights, preferences, privileges or voting rights of the Holders, (i) authorize, increase the authorized amount of, or issue any class or series of Junior Stock or (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation or this Certificate of Designations in connection with any merger or consolidation of the Company of the type described in Section 13(e)(i) hereof or any statutory exchange of securities of the Company with another Person of the type described in Section 13(e)(iv) hereof; provided, however, that, subject to Section 9 hereof, in the event the Company does not survive the transaction, the shares of the Redeemable Convertible Preferred Stock will be converted into or exchanged for shares of the successor Person, having in respect of such successor Person the same rights, preferences or voting powers as the shares of the Redeemable Convertible Preferred Stock immediately prior to the consummation of such merger, consolidation, or statutory exchange, except that they shall be convertible into the kind and amount of cash, securities and other property as determined in accordance with Section 13(e) hereof; and provided further, however, that following any such statutory exchange, such successor Person shall succeed to and be substituted for the Company with respect to, and may exercise all of the rights and powers of the Company under, this Certificate of Designations and the Redeemable Convertible Preferred Stock.

(6)	Liquidation, Dissolution or Winding Up.

(a)	In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, subject to the rights of holders of any outstanding Senior Stock or Parity Stock, each Holder shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Preference (subject to adjustment for stock splits, combinations or reclassifications of the Redeemable Convertible Preferred Stock), plus an amount equal to all accrued, cumulated and unpaid dividends thereon in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, any Common Stock.

(b)	Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person, shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 6.

(c)	After the payment to the Holders of the full preferential amounts provided for in Section 6(a), the Holders as such shall have no right or claim to any of the remaining assets of the Company.

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(d)	In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which the Holders are entitled pursuant to Section 6(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up, unless proportionate distributable amounts shall be paid on account of the shares of Redeemable Convertible Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Redeemable Convertible Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(7)	Conversion at the Option of the Holder.

(a)	Each Holder shall have the right, at any time, at its option, from the Issue Date to convert, subject to the terms and provisions of this Section 7 and Section 11(b), any or all of such Holder’s shares of Redeemable Convertible Preferred Stock into shares of Common Stock by providing written notice to the Company and the Transfer Agent as provided in this Section 7. In such case, the shares of Redeemable Convertible Preferred Stock shall be converted into such whole number of shares of Common Stock as is equal to the product of the number of shares of Redeemable Convertible Preferred Stock being so converted multiplied by the quotient of (i) the Liquidation Preference divided by (ii) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 12.

(b)	Any written notice of conversion pursuant to this Section 7 shall be duly executed by the Holder, and specify:

(i)	the number of shares of Redeemable Convertible Preferred Stock to be converted;

(ii)	the name(s) in which such Holder desires the shares of Common Stock issuable upon conversion to be registered and whether such shares of Common Stock are to be issued in book entry or certificated form (subject to compliance with the other provisions of this Certificate of Designations and the applicable rules of the Transfer Agent and, if applicable, the American Stock Exchange as well as applicable legal requirements, if any, if such shares are to be issued in a name other than the name of the Holder); and

(iii)	any other transfer forms, tax forms or other relevant documentation required and specified by the Company or the Transfer Agent, if necessary, to effect the conversion.

(c)	If specified by the Holder in the notice of conversion that shares of Common Stock issuable upon conversion of the Redeemable Convertible Preferred Stock shall be issued to a Person other than the Holder surrendering the shares of Redeemable Convertible Preferred Stock being converted, the Holder shall pay or cause to be paid any transfer or similar taxes payable in connection with the shares of Common Stock so issued.

(d)

Upon receipt by the Transfer Agent of a completed and duly executed notice of conversion as set forth in Section 7(b), compliance with Section 7(c), if applicable, and upon surrender of the certificate(s), if any, representing the share(s) of Redeemable Convertible Preferred Stock to be converted and any payment required by Section 7(f), the Company shall, within three Business Days or as soon as possible thereafter, issue and shall instruct the Transfer Agent to register the number of shares of Common Stock to which such Holder shall be entitled upon conversion in the name(s) specified by such Holder in the notice of conversion. If a Holder elects to hold its shares of Common Stock issuable upon conversion of the Redeemable Convertible Preferred Stock in certificated form (if such is permitted by the Certificate of Designations and the applicable rules of the Transfer Agent and, if applicable, the American Stock Exchange), the Company shall promptly send or cause to be sent, by hand delivery (with receipt to be acknowledged) or by first-class mail, postage prepaid, to such Holder, at the address designated by such Holder in the written notice of conversion, a certificate or certificates representing the number of shares of Common Stock to which such Holder shall be entitled upon conversion. In the event that there

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shall have been surrendered a certificate or certificates representing shares of Redeemable Convertible Preferred Stock, only part of which are to be converted, the Company shall issue and deliver to such Holder or such Holder’s designee in the manner provided in the immediately preceding sentence a new certificate or certificates representing the number of shares of Redeemable Convertible Preferred Stock that shall not have been converted, or shall instruct the Transfer Agent to register the number of such Holder’s shares of Redeemable Convertible Preferred Stock that shall not have been converted, in either case in the name(s) specified by such Holder in the notice of conversion.

(e)	The issuance by the Company of shares of Common Stock upon a conversion of shares of Redeemable Convertible Preferred Stock in accordance with the terms hereof shall be deemed effective immediately prior to the close of business on the day of receipt by the Transfer Agent of the notice of conversion and other documents, if any, set forth in Section 7(b) hereof, compliance with Section 7(c), if applicable, and the surrender by such Holder or such Holder’s designee of the certificate or certificates, if any, representing the shares of Redeemable Convertible Preferred Stock to be converted, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto).

(f)	A Holder at the close of business on a Record Date will be entitled to receive the dividend payment on its shares of the Redeemable Convertible Preferred Stock on the corresponding Dividend Payment Date, notwithstanding the conversion of such shares following such date or a default by the Company with respect to the payment of the dividend due on that Dividend Payment Date. However, shares of Redeemable Convertible Preferred Stock surrendered for conversion during the period between the close of business on any Record Date and the close of business on the Business Day immediately preceding the applicable Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on such shares on the applicable Dividend Payment Date. A Holder on a Record Date who (or whose transferee) tenders any shares for conversion on the corresponding Dividend Payment Date is entitled to receive the dividend payable on the Redeemable Convertible Preferred Stock on the corresponding Dividend Payment Date, and the converting Holder need not include payment of the amount of such dividend upon surrender of shares of Redeemable Convertible Preferred Stock for conversion. Notwithstanding the foregoing, if the Company has specified a Change of Control Purchase Date during such period or on such corresponding Dividend Payment Date pursuant to Section 9, a Holder who tenders such shares for conversion will receive the dividend payable on such Dividend Payment Date and need not include payment of the amount of such dividend upon surrender of such shares of Redeemable Convertible Preferred Stock for conversion.

(g)	Except as described in Section 7(f), upon any optional conversion of the Redeemable Convertible Preferred Stock, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on the Redeemable Convertible Preferred Stock surrendered for conversion or for dividends on the shares of Common Stock issued upon conversion.

(8)	Mandatory Redemption.

(a)

On                     , 2013 [Note: the date being the fifth anniversary of the date of the Swap Closing] (the “MANDATORY REDEMPTION DATE”), each Holder of Redeemable Convertible Preferred Stock will have the right to require the Company to redeem, in cash, from any source of funds legally available therefor and subject to the terms of any of the Company’s Indebtedness, Senior Stock or Parity Stock all or any of such Holder’s shares of Redeemable Convertible Preferred Stock, at a cash price per share (the “MANDATORY REDEMPTION PRICE”) equal to the sum of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends on one share of Redeemable Convertible Preferred Stock, whether or not declared prior to that date, for the then-current Dividend Period through the Mandatory Redemption Date and all prior dividend periods (other than previously declared dividends on shares of Redeemable Convertible Preferred Stock payable to Holders of record as of a prior date). If the Company is not legally

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permitted to pay dividends in cash on the Mandatory Redemption Date, such Holders will have the right to receive, in lieu of cash in payment of such dividends, an additional number of whole shares of Common Stock equal to the amount of dividends otherwise payable divided by the Market Value as determined on the Mandatory Redemption Date, with any resulting fractional share of Common Stock to be settled in accordance with Section 12.

(b)

Each Holder desiring to exercise its right to require redemption of all or any of its shares of Redeemable Convertible Preferred Stock pursuant to this Section 8 must deliver a written notice of such election to the Company on or after                      [Note: the date two months ahead of the Mandatory Redemption Date to be inserted] but in any event at least ten Business Days prior to the Mandatory Redemption Date and such Holder shall have the right to withdraw its election at anytime prior to the tenth (10th) Business Day before the Mandatory Redemption Date. Any written notice of such Holder’s election to require redemption pursuant to this Section 8 shall be duly executed by the Holder and specify the number of shares of Redeemable Convertible Preferred Stock to be redeemed.

(c)	The Company shall provide each Holder who has notified the Company of its redemption election and has not withdrawn pursuant to Section 8(b) with a written notice of the Holder’s rights to require redemption (addressed to each such Holder at its address as it appears on the stock transfer books of the Company or its Transfer Agent), not later than five Business Days prior to the Mandatory Redemption Date. The Company’s notice of redemption shall specify (i) the Mandatory Redemption Price; (ii) that the Holders who have elected to redeem their shares are to surrender to the Company their shares of Redeemable Convertible Preferred Stock in the manner and at the place designated in the notice; and (iii) that the Holders may obtain payment of the Mandatory Redemption Price upon surrender of their shares of Redeemable Convertible Preferred Stock in the manner and at the place designated in the notice. If lawful funds to pay the Redemption Price are available on the Mandatory Redemption Date, then whether or not shares of Redeemable Convertible Preferred Stock are surrendered for payment of the Mandatory Redemption Price, shares of Redeemable Convertible Preferred Stock subject to redemption pursuant to this Section 8 shall no longer be outstanding, dividends shall cease to accrue on such shares and the Holders thereof shall cease to have any rights with respect to such shares of Redeemable Convertible Preferred Stock on and after the Mandatory Redemption Date, except for the right to receive the Mandatory Redemption Price, without interest, upon the surrender of such shares. The Company shall take all such actions as are necessary to maximize the funds that are legally available for the payment of dividends on, and the redemption of, shares of Redeemable Convertible Preferred Stock, including, without limitation, the revaluation of the Company’s assets to their actual values.

(d)

The funds necessary for the payment of the Mandatory Redemption Price shall be deposited with the Transfer Agent in trust at least one Business Day prior to the Mandatory Redemption Date, for the pro rata benefit of the Holders of record as they appear on the stock transfer books of the Company or its Transfer Agent, so as to be and continue to be available therefor. The deposit of monies in trust with the Transfer Agent up to the amount necessary for the payment of the aggregate Mandatory Redemption Price shall be irrevocable except that the Company shall be entitled to receive from the Transfer Agent the interest earned on monies so deposited in trust, and the Holders of the shares of Redeemable Convertible Preferred Stock redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the Holders entitled thereto at the expiration of two years from the Mandatory Redemption Date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the Holders of the shares of Redeemable Convertible Preferred Stock entitled to the funds so repaid to the Company shall look only to the Company for such payment, without interest. On the Mandatory Redemption Date and subject to the receipt by the Company of a completed and duly executed notice of redemption pursuant to Section 8(b), compliance with the instructions set forth in the notice provided by the Company pursuant to

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Section 8(c), including surrender of any certificates representing share(s) of Redeemable Convertible Preferred Stock to be redeemed, the Company shall instruct the Transfer Agent to pay the Mandatory Redemption Price to each Holder who has duly exercised its redemption rights pursuant to this Section 8 for each share of Redeemable Convertible Preferred Stock of such Holder subject to redemption under this Section 8.

(9)	Redemption Upon a Change of Control.

(a)	Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to redeem, in cash from legally available funds and provided that the Company is permitted to do so under the terms of any then-outstanding Indebtedness, Senior Stock or Parity Stock, all or any of its shares of Redeemable Convertible Preferred Stock, on the date that is 45 days after the Company Notice Date (as defined below) (the “CHANGE OF CONTROL PURCHASE DATE”) at a cash price per share equal to the sum of (A) (i) 110% of the then-effective Conversion Price multiplied by the number of shares of Common Stock into which one share of Redeemable Convertible Preferred Stock is then convertible under Section 7(a) above, if the average of the Volume Weighted Average Price for 30 consecutive Trading Days immediately prior to the Company Notice Date is equal to or less than the then-effective Conversion Price, or (ii) 100% of the then-effective Conversion Price multiplied by the number of shares of Common Stock into which one share of Redeemable Convertible Preferred Stock is then convertible under Section 7(a), if the average of the Volume Weighted Average Price for 30 consecutive Trading Days immediately prior to the Company Notice Date is greater than the then-effective Conversion Price, plus (B) an amount equal to all accrued and unpaid dividends on one share of Redeemable Convertible Preferred Stock, whether or not declared prior to the Change of Control Purchase Date, for the then-current dividend period until the Change of Control Purchase Date and all prior dividend periods (other than previously declared dividends on the Redeemable Convertible Preferred Stock payable to Holders of record as of a prior date) (such per-share sum, the “CHANGE OF CONTROL REDEMPTION PRICE”).

(b)	In the event of a Change of Control, the Company must give notice of such Change of Control within 10 Trading Days after the effective date of the Change of Control (such date, being the “COMPANY NOTICE DATE”), by mail, to each Holder, at such Holder’s address as the same appears on the stock register of the Company or its Transfer Agent. Each such notice shall state (i) that a Change of Control has occurred and a description of the resulting redemption right; (ii) the Change of Control Redemption Price and the Change of Control Purchase Date; and (iii) instructions each Holder must follow to exercise its redemption right. For the avoidance of doubt, the Company’s failure to provide notice to any Holder pursuant to this Section 9(b) shall not in any way limit, impair or otherwise adversely effect the Holder’s right to request the Company to redeem its shares of Redeemable Convertible Preferred Stock under this Certificate of Designations.

(c)	In order to exercise the redemption right upon a Change of Control, a Holder must deliver to the Company prior to the Change of Control Purchase Date, a notice in compliance with the instructions provided in the Company’s notice given pursuant to Section 9(b) above (the “CHANGE OF CONTROL NOTICE”). A Holder may withdraw a Change of Control Notice by delivering a written notice of withdrawal to the Transfer Agent prior to the close of business on the Business Day prior to the Change of Control Purchase Date, stating (i) the number of shares of Redeemable Convertible Preferred Stock that are being withdrawn; (ii) the certificate numbers of the withdrawn shares of Redeemable Convertible Preferred Stock (if any such shares are evidenced by certificates); and (iii) the number of shares of Redeemable Convertible Preferred Stock, if any, which remain subject to the Holder’s Change of Control Notice.

(d)

If funds to pay the aggregate Change of Control Redemption Price are lawfully are available on the Change of Control Purchase Date, then whether or not shares are surrendered for payment of the Change of Control Redemption Price, shares of Redeemable Convertible Preferred Stock

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tendered for redemption and not validly withdrawn pursuant to this Section 9 shall no longer be outstanding, dividends will cease to accrue on such shares and the Holders thereof shall cease to have any rights with respect to such shares of Redeemable Convertible Preferred Stock on and after the Change of Control Purchase Date except for the right to receive the Change of Control Redemption Price, without interest, upon the surrender of such shares. The Company shall take all such actions as are necessary to maximize the funds that are legally available for the payment of dividends on, and the redemption of, shares of Redeemable Convertible Preferred Stock, including, without limitation, the revaluation of the Company’s assets to their actual values.

(e)	The funds necessary for the payment of the Change of Control Redemption Price shall be deposited with the Transfer Agent in trust at least one Business Day prior to the Change of Control Purchase Date, for the pro rata benefit of the Holders of record as they appear on the stock register of the Company or its Transfer Agent, so as to be, and continue to be, available therefor. The deposit of monies in trust with the Transfer Agent up to the amount necessary for the payment of the aggregate Change of Control Redemption Price shall be irrevocable, except that the Company shall be entitled to receive from the Transfer Agent the interest earned on monies so deposited in trust, and the Holders of the shares of Redeemable Convertible Preferred Stock converted shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the Holders entitled thereto at the expiration of two years from the Change of Control Purchase Date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the Holders of the shares of Redeemable Convertible Preferred Stock entitled to the funds so repaid to the Company shall look only to the Company for such payment, without interest. On the Change of Control Purchase Date and subject to the receipt by the Transfer Agent of a completed and duly executed Change of Control Notice and compliance with the instructions set forth in the notice provided by the Company pursuant to Section 9(b), including surrender of any certificates representing share(s) of Redeemable Convertible Preferred Stock to be redeemed, the Company shall instruct the Transfer Agent to pay the Change of Control Purchase Price to each Holder who has duly exercised its redemption rights pursuant to this Section 9 for each share of Redeemable Convertible Preferred Stock of such Holder subject to redemption under this Section 9.

(10)	Preemptive Rights. For so long as any shares of the Redeemable Convertible Preferred Stock are outstanding, Holders will be entitled to purchase the debt or equity securities of the Company or securities of the Company convertible into equity of the Company or in which there is a Company equity component (as the case may be, “ADDITIONAL SECURITIES”) proposed to be sold or issued by the Company in any of the Company’s future offerings (or series of related offerings). Such purchase right will be allocated among the Holders on a pro rata basis according to their then-ownership of the Redeemable Convertible Preferred Stock.

Each time the Company proposes to offer any Additional Securities, the Company shall make an unconditional offering of such Additional Securities to each Holder in accordance with the following provisions:

(i)	The Company shall deliver a notice (the “ISSUANCE NOTICE”) to the Holders stating (A) its bona fide intention to offer such Additional Securities, (B) the number of such Additional Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (D) the anticipated closing date of the sale of such Additional Securities.

(ii)	By written notification delivered to the Company within ten Trading Days after the date of the Issuance Notice, any Holder may elect to purchase, at the price and on the terms specified in the Issuance Notice, up to that number of such Additional Securities which equals such Holder’s pro rata amount.

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The rights of Holders under this Section 10 shall not apply to: (A) the conversion of the Redeemable Convertible Preferred Stock, the Company’s Senior Redeemable Preferred Stock, Junior Redeemable Preferred Stock or Series B-1 Stock, or any other securities convertible into equity of the Company or in which there is an equity component previously issued in compliance with this Section 10, (B) the exercise of any warrants, options or other convertible securities of the Company outstanding on the date this Certificate of Designations is filed with the Office of the Secretary of State of the State of Delaware, including warrants issued by the Company to the Initial Holder on the date of such filing,

(C) the issuance of Common Stock to the Initial Holder pursuant to the terms of the Investment Agreement, (D) the issuance of the Shares of Newly Issued Common Stock, (E) the issuance (at issuance or exercise prices at or above Market Value) of Common Stock, stock awards or options under, or the exercise of any options granted pursuant to, any employee stock option or similar employee incentive or benefit plan for the issuance of stock awards, options or capital stock of the Company approved by the Board of Directors or (F) the issuance of shares of Common Stock or preferred stock of the Company pursuant to a stock split, combination or subdivision of the outstanding shares of Common Stock or preferred stock (as the case may be) of the Company. Notwithstanding anything herein contained to the contrary, the Holders’ rights to Additional Securities set forth in this Section 10 shall apply even if it is contemplated that the shares of Redeemable Convertible Preferred Stock will not be outstanding on the anticipated closing date of the sale of such Additional Securities if the shares were outstanding at the time of the giving of the Issuance Notice.

(11)	Reservation of Common Stock.

(a)	The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares held in the treasury of the Company, solely for issuance upon the conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of shares of Redeemable Convertible Preferred Stock as herein provided, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of all the shares of Redeemable Convertible Preferred Stock then outstanding, or potentially issuable as dividends through the Mandatory Redemption Date, assuming the Company is not eligible to pay dividends pursuant to Section 3A in cash or shares of Common Stock. For purposes of this Section 11(a), the number of shares of Common Stock that shall be deliverable upon the conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of all outstanding or potentially issuable shares of Redeemable Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder. The Company shall at all times reserve and keep available out of its authorized and unissued shares of Redeemable Convertible Preferred Stock or shares held in the treasury of the Company, solely for issuance as dividends on shares of Redeemable Convertible Preferred Stock as herein provided, free from any preemptive or other similar rights, such number of shares of Redeemable Convertible Preferred Stock that are potentially issuable as dividends through the Mandatory Redemption Date, assuming the Company is not eligible to pay dividends pursuant to Section 3A in cash or shares of Common Stock.

(b)	Notwithstanding the foregoing Section 11(a), the Company shall be entitled to deliver upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of shares of Redeemable Convertible Preferred Stock or issued in payment of dividends on the Redeemable Convertible Preferred Stock, as herein provided, shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all Liens (other than Liens created by the Holders).

(c)

All shares of Common Stock delivered in payment of dividends on, or upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of, the Redeemable Convertible Preferred Stock and all shares of Redeemable Convertible Preferred

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Stock delivered as payment of dividends shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than Liens created by the Holders).

(d)	Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of the Redeemable Convertible Preferred Stock or as payment of dividends, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder regarding the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)	The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the American Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion, or in payment of accrued and unpaid dividends upon redemption pursuant to Section 8(a), of the Redeemable Convertible Preferred Stock or issued in payment of dividends on the Redeemable Convertible Preferred Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of Redeemable Convertible Preferred Stock into Common Stock or first issuance of Common Stock in payment of dividends on the Redeemable Convertible Preferred Stock in accordance with the provisions hereof, the Company covenants to list such Common Stock issuable upon conversion of the Redeemable Convertible Preferred Stock or issued in payment of dividends on the Redeemable Convertible Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.

(12)	Fractional Shares.

(a)	No fractional shares of Common Stock will be issued as a result of any conversion of shares of Redeemable Convertible Preferred Stock or any payment of accrued and unpaid dividends in shares of Common Stock in lieu of cash upon redemption pursuant to Section 8(a) and, in lieu thereof, a cash adjustment will be paid to each Holder that would otherwise be entitled to a fraction of a share of Common Stock. Any portion of any such payment that is declared and not paid through the delivery of Common Stock will be paid in cash based on the Closing Price of Common Stock on the Trading Day immediately preceding the date of conversion or redemption (as the case may be). Notwithstanding the foregoing, in the event that the Company is not permitted by the terms of any outstanding Indebtedness to pay the amount required under this Section 12(a) in cash, the Company will deliver one share of Common Stock in lieu of a fractional share of Common Stock.

(b)	If more than one share of the Redeemable Convertible Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Redeemable Convertible Preferred Stock so surrendered.

(13)	Adjustments to the Conversion Price and Dividend Rate.

(a)	The Conversion Price shall be subject to the following adjustments:

(i)

Stock Dividends and Distributions. In case the Company shall pay or make a dividend or other distribution on any Capital Stock (other than the Redeemable Convertible Preferred Stock) in shares of Common Stock, the Conversion Price, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be decreased by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or

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other distribution, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. For purposes of this Section 13(a)(i), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. Except as provided in Section 11(b), the Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

(ii)	Dilutive Issuances. In case the Company issues or sells, or is deemed to have issued or sold, any shares of its Common Stock (other than Excluded Stock) for no consideration or consideration per share less than $1.84 (which price shall be adjusted from time to time in the manner set forth in Sections 13(a)(i) and 13(a)(iv)) (as so adjusted, the “THRESHOLD PRICE”), then immediately upon such issue or sale, the Conversion Price shall be reduced to the lowest price per share for which any one such share of its Common Stock has been issued or deemed issued. For purposes of this Section 13(a)(ii), “EXCLUDED STOCK” means shares of Common Stock (in each case as adjusted for any stock splits, stock dividends, recapitalizations, combinations or similar transactions), Options and Convertible Securities issued (i) pursuant to one or more Approved Plans, (ii) upon conversion of the Redeemable Convertible Preferred Stock, the Senior Redeemable Preferred Stock, Junior Redeemable Preferred Stock or Series B-1 Stock, (iii) upon conversion, exercise or exchange of any Options or Convertible Securities outstanding as of the Issue Date pursuant to and in accordance with the terms of such Options or Convertible Securities as of such date, (iv) pursuant to Sections 4.02 and 4.04 of the Investment Agreement, (v) pursuant to the preemptive rights set forth in Section 10 or preemptive rights of holders of the Senior Redeemable Preferred Stock or Series B-1 Stock, and (vi) in connection with any stock splits or stock dividends, or any recapitalizations, reorganizations, mergers or consolidations contemplated by Section 13(e).

(iii)	Options and Convertible Securities. For purposes of determining the adjusted Conversion Price under Section 13(a)(ii), the following shall be applicable (it being acknowledged that the issuance of Excluded Stock shall not be subject to the provisions of this Section 13(a)(iii)):

(A)	If the Company in any manner issues or grants any options, warrants, or similar rights (“OPTIONS”) to purchase or acquire Common Stock or other Capital Stock convertible or exchangeable, with or without consideration, into or for Common Stock (“CONVERTIBLE SECURITIES”), the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities shall be determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange of such Convertible Securities, by (2) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(B)

If the Company in any manner issues or sells any Convertible Securities, the price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (1) the total amount received or receivable by the Company as

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consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (2) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 13(a)(iii), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C)	If the exercise price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had an adjustment been made upon the issuance of such Options or Convertible Securities still outstanding on the basis of such changed exercise price, additional consideration, or changed Conversion Price, as the case may be, at the time initially granted, issued, or sold.

(D)	Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(E)	If any Common Stock, Option or Convertible Security is issued or sold for cash, the consideration received for such Common Stock, Option or Convertible Security shall be deemed to be the net amount received by the Company for such Common Stock, Option or Convertible Security. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such non-cash consideration as of the date of receipt as determined by the Board of Directors. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Company is the surviving Person, the amount of consideration for such Common Stock, Option, or Convertible Security shall be deemed to be the fair market value (as determined by the Board of Directors) of such portion of the net assets and business of the non-surviving Person as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

(F)	In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties to such transaction, the Option shall be deemed to have been issued for a consideration of $0.0006.

(G)	The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

(H)

If the Company fixes a record date for the purpose of determining the holders of Common Stock entitled (1) to receive a dividend or other distribution payable in Common Stock, Options, or Convertible Securities or (2) to subscribe for or purchase

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Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the payment of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(iv)	Subdivisions, Splits and Combinations of the Common Stock. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

(v)	Distributions Pursuant to a Rights Plan. In case the Company shall at any time or from time to time pay a dividend or make a distribution of Capital Stock to all holders of shares of Common Stock pursuant to a stockholder rights plan, “poison pill” or similar arrangement, then the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Redeemable Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Capital Stock that such holder would have owned or would have been entitled to receive upon or by reason of such dividend or distribution, had such share of Redeemable Convertible Preferred Stock been converted into shares of Common Stock immediately prior to such dividend or distribution. An adjustment made pursuant to this Section 13(a)(v) shall become effective retroactively to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

(vi)	Cash Distributions. If the Company shall at any time make a distribution, by dividend or otherwise, to all holders of shares of its Common Stock consisting exclusively of cash (excluding any cash portion of distributions referred to in Section 13(a)(v) above and cash distributed upon a merger or consolidation to which Section 13(e) applies) then the Conversion Price will be adjusted by multiplying:

(A)	the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such distribution by

(B)	a fraction, the numerator of which will be the Market Value determined on the Trading Day prior to such record date minus the amount of cash per share of Common Stock so distributed and the denominator of which will be the Market Value determined on the Trading Day prior to such record date.

Such adjustment shall become effective immediately after the record date for the determination of holders of Common Stock entitled to receive the distribution giving rise to an adjustment pursuant to this Section 13(a)(vi).

(vii)

Debt or Asset Distribution. If the Company shall at any time or from time to time make a distribution to all holders of its Common Stock consisting of evidences of indebtedness, shares of its Capital Stock other than Common Stock or assets (including securities, but excluding those Options, Convertible Securities, dividends, rights and distributions referred to in Sections 13(a)(iii) and (v) above), then, and in each such case, the Conversion Price

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then in effect shall be adjusted by multiplying the Conversion Price in effect immediately prior to the date of such distribution or by a fraction (A) the numerator of which shall be the Market Value less the then fair market value (as determined by the Board of Directors) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed applicable to one share of Common Stock (but such numerator shall not be less than one); and (B) the denominator of which shall be the Market Value; provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase Capital Stock of the Company if the Holders would otherwise be entitled to receive such rights upon conversion at any time of shares of Redeemable Convertible Preferred Stock into shares of Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 13(a)(vii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

(b)	Adjustment for Tax Reasons. The Company reserves the right to make such reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients. In the event the Company elects to make such a reduction in the Conversion Price, the Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Conversion Price.

(c)	Calculation of Adjustments. Notwithstanding anything herein to the contrary, no adjustment under this Section 13 need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price; provided, however, that with respect to adjustments to be made to the Conversion Price in connection with cash dividends paid by the Company, the Company shall make such adjustments, regardless of whether such aggregate adjustments amount to 1% or more of the Conversion Price, no later than November 15 of each calendar year.

(d)	Notice of Adjustment. Whenever the Conversion Price is to be adjusted, the Company shall: (i) compute such adjusted Conversion Price and prepare and transmit to the Transfer Agent an Officer’s Certificate setting forth such adjusted Conversion Price, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of a revised Conversion Price a statement setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth such revised Conversion Price.

(e)	Reorganization Events. In the event of:

(i)	any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing or surviving Person and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another Person or cancelled);

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(ii)	any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company (computed on a consolidated basis);

(iii)	any reclassification of Common Stock into securities including securities other than Common Stock; or

(iv)	any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) (any such event specified in this Section 13(e), a “REORGANIZATION EVENT”);

each share of Redeemable Convertible Preferred Stock then outstanding shall, without the consent of any holder of Redeemable Convertible Preferred Stock, become convertible at any time, at the option of the holder thereof, only into the kind and amount of securities (of the Company or another Person), cash and other property receivable upon such Reorganization Event by a holder of the number of shares of Common Stock into which such share of Redeemable Convertible Preferred Stock could have been converted immediately prior to such Reorganization Event, after giving effect to any adjustment event. The provisions of this Section 13(e) and any equivalent thereof in any such securities similarly shall apply to successive Reorganization Events.

The Company (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the assets into which the Redeemable Convertible Preferred Stock is then convertible. Failure to deliver such notice shall not affect the operation of this Section 13(e).

(f)	Most Favored Conversion Price. Notwithstanding anything to the contrary in this Certificate of Designations, if the conversion price applicable to any other Convertible Securities of the Company (other than the Series B-1 Stock and the Junior Redeemable Preferred Stock) is, at any time, lower than the Conversion Price, the Conversion Price shall be automatically reduced to match the conversion price for such other Convertible Securities.

(14)	Incurrence of Indebtedness.

(a)

Except as otherwise provided in Section 14(b), for so long as any shares of Redeemable Convertible Preferred Stock are outstanding, the Company will not, and will not permit any of its Restricted Subsidiaries to, without the consent of the Holders of at least 66- 2/3% of the outstanding voting power of the Redeemable Convertible Preferred Stock, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt).

(b)	So long as the Company has declared and paid all dividends on the Redeemable Convertible Preferred Stock for all prior Dividend Periods, Section 14(a) will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “PERMITTED INDEBTEDNESS”):

(i)	the incurrence by the Company and its Restricted Subsidiaries of Indebtedness existing on the Issue Date;

(ii)	the incurrence by the Company or any Restricted Subsidiary of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness (other than intercompany Indebtedness) that was permitted to be incurred under Section 14(a) or sub-section (i), sub-section (viii) or this sub-section (ii) of this Section 14(b);

(iii)

the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that (A) any subsequent issuance or transfer of Equity Interests that

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results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof, shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this sub-section;

(iv)	the accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock; provided, however, in each such case that the amount thereof is included in Fixed Charges of the Company as accrued;

(v)	any obligations in respect of completion bonds, performance bonds, bid bonds, appeal bonds, surety bonds, bankers acceptances, letters of credit, insurance obligations or bonds and other similar bonds and obligations incurred by the Company or any Restricted Subsidiary in the ordinary course of business and any guaranties or letters of credit functioning as or supporting any of the foregoing bonds or obligations;

(vi)	any obligation under Interest Rate Agreements, Currency Agreements and Commodity Agreements; provided, however, that such Interest Rate Agreements, Currency Agreements and Commodity Agreements are related to business transactions of the Company or its Restricted Subsidiaries entered into in the ordinary course of business and are entered into for bona fide hedging purposes (and not financing or speculative purposes) of the Company or its Restricted Subsidiaries (as determined in good faith by the Board of Directors, or senior management of the Company);

(vii)	any obligation arising from the honoring by a bank or other financial institution of a check, draft or similar instrument (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence; and

(viii)	Indebtedness of a Restricted Subsidiary incurred after the Issue Date and outstanding on the date on which such Subsidiary was acquired by the Company (other than Indebtedness incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and excluding therefrom any of such Indebtedness that is extinguished, retired or repaid in connection with such acquisition; provided, however, that on the date of such acquisition and after giving pro forma effect thereto, the Company would have been able to incur at least $1.00 of additional Indebtedness pursuant to Section 14(a).

(c)	For purposes of determining compliance with this Section 14:

(i)	in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in sub-sections (i) through (viii) of Section 14(b) above, or is entitled to be incurred pursuant to Section 14(a), the Company will be permitted to classify and reclassify such item of Indebtedness (or any portion thereof) in any manner that complies with Section 14, and only be required to include the amount and type of such Indebtedness in one of such clauses;

(ii)	guarantees of, or obligations in respect of letters of credit relating to, Indebtedness which is otherwise included in the determination of a particular amount of Indebtedness shall not be included;

(iii)	Indebtedness permitted by this covenant need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness;

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(iv)	the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined in accordance with GAAP; and

(v)	Indebtedness of any Person existing at the time such Person becomes a Restricted Subsidiary shall be deemed to have been incurred by the Company and the Restricted Subsidiary at the time such Person becomes a Restricted Subsidiary.

(d)	For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided, however, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-dominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-dominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that may be incurred pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Permitted Refinancing Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such Permitted Refinancing Indebtedness is denominated that is in effect on the date of such refinancing.

(15)	Restricted Payments.

(a)

For so long as any shares of Redeemable Convertible Preferred Stock are outstanding, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly without the consent of the Holders of at least 66- 2/3% of the outstanding voting power of the Redeemable Convertible Preferred Stock:

(i)	declare or pay any dividend or make any other payment or distribution on account of the Company’s or any of its Restricted Subsidiaries’ Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock of the Company) or to the Company or a Restricted Subsidiary of the Company and other than dividends on the Redeemable Convertible Preferred Stock and any Senior Stock);

(ii)	purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company or a Restricted Subsidiary) any Equity Interests of the Company or any Restricted Subsidiary (other than any such Equity Interests owned by any of its Restricted Subsidiaries) except in exchange for Equity Interests (other than Disqualified Stock) of the Company and except for redemptions of the Redeemable Convertible Preferred Stock and any Senior Stock;

(iii)	make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Junior Stock held by Persons other than the Company or a Wholly-Owned Restricted Subsidiary; or

(iv)	make any Investment other than a Permitted Investment (all such payments and other actions set forth in sub-sections (i) through (iv) being collectively referred to as “RESTRICTED PAYMENTS”),

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(b)	unless, at the time of and after giving effect to such Restricted Payment:

(i)	there are no arrearages on the payment of dividends on the Redeemable Convertible Preferred Stock; and

(ii)	the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 14(a); and

(iii)	such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (i) and (ii) of the next succeeding subparagraph), is less than $5,000,000.

(c)	The preceding provisions will not prohibit:

(i)	the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Section 15; or

(ii)	any dividend, payment, distribution, purchase, redemption, acquisition, retirement for value or defeasance permitted under the indenture, as supplemented, governing the Company’s Senior Secured Notes due 2010.

(d)	The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

(16)	Dividend and Other Payment Restrictions.

(a)

For so long as any shares of Redeemable Convertible Preferred Stock are outstanding, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, without the consent of the Holders of at least 66- 2/3% of the outstanding voting power of the Redeemable Convertible Preferred Stock create or permit to exist or become effective any consensual encumbrance or restriction (other than pursuant to this Certificate of Designations, other Senior Stock, the Series B-1 Stock or the indenture, as supplemented, governing the Company’s Senior Secured Notes due 2010) on the ability of any Restricted Subsidiary to:

(i)	pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries;

(ii)	make loans or advances to the Company or any of its Restricted Subsidiaries; or

(iii)	transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

(b)	The preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

(i)	any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by Section 14 to be incurred;

(ii)	any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by such Restricted Subsidiary pending its sale or other disposition; and

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(iii)	with respect to Section 16(a)(iii) only, any of the following encumbrances or restrictions:

(A)	customary non-assignment provisions in leases, licenses and contracts entered into in the ordinary course of business;

(B)	purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired;

(C)	customary restrictions contained in asset sale agreements limiting the transfer of such assets pending the closing of such sale;

(D)	customary restrictions on the subletting, assignment or transfer of any property or asset that is subject to a lease, farm-in agreement or farm-out agreement, license or similar contract, or the assignment or transfer of any such lease, license or other contract; and

(E)	customary restrictions on the disposition or distribution of assets or property in operating agreements, joint venture agreements, development agreements, area of mutual interest agreements and other agreements that are customary in the Oil and Gas Business and entered into in the ordinary course of business.

(17)	Replacement Stock Certificates. If physical certificates are issued, and any of the Redeemable Convertible Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Redeemable Convertible Preferred Stock certificate, or in lieu of and substitution for the Redeemable Convertible Preferred Stock certificate lost, stolen or destroyed, a new Redeemable Convertible Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Redeemable Convertible Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Redeemable Convertible Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

(18)	Transfer Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Registrar and Paying Agent for the Redeemable Convertible Preferred Stock shall be The Bank of New York; provided, however, that the Company may, at its option, serve as the Transfer Agent, Registrar and Paying Agent for the Redeemable Convertible Preferred Stock for a period of up to 10 Business Days from the Issue Date.

The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided, however, that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first class mail, postage prepaid, to the Holders.

(19)	SEC Reports.

(a)	If any shares of Redeemable Convertible Preferred Stock are outstanding, the Company shall file with the Commission all such reports and other information as it is required to file with the Commission by Section 13(a) or 15(d) under the Exchange Act. The Company shall supply each Holder, upon written request, without cost to such Holder, copies of such reports or other information.

(b)	For so long as any shares of Redeemable Convertible Preferred Stock are outstanding, if at any time the Company is not required to file with the Commission the reports and other information required by Section 13(a) or 15(d) under the Exchange Act, the Company shall furnish to each Holder, upon written request, without cost to such Holder, all reports and other information that would be required to be contained in filings with the Commission if the Company were required to make such filings under Section 13(a) or 15(d) under the Exchange Act.

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(20)	Miscellaneous.

(a)	The Redeemable Convertible Preferred Stock shall be subject to those provisions set forth in the Certificate of Incorporation that are applicable to all classes and series of preferred stock of the Company.

(b)	All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or 3 Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Company, to its office at 5847 San Felipe, Suite 4300, Houston, Texas 77057 (Attention: Corporate Secretary) or to the Transfer Agent at its Corporate Trust Office, or other agent of the Company designated as permitted by this Certificate of Designations, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock transfer records of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

(c)	The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Redeemable Convertible Preferred Stock or shares of Common Stock or other Capital Stock issued on account of Redeemable Convertible Preferred Stock pursuant hereto or certificates representing such shares. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Redeemable Convertible Preferred Stock or Common Stock or other Capital Stock in a name other than that in which the shares of Redeemable Convertible Preferred Stock with respect to which such shares are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(d)	The Liquidation Preference and the annual Dividend Rate set forth herein each shall be subject to equitable adjustment whenever there shall occur a stock split, combination or reclassification of the Redeemable Convertible Preferred Stock. Such adjustments shall be determined in good faith by the Board of Directors and submitted by the Board of Directors to the Transfer Agent and the Holders.

(21)	Definitions. Unless otherwise defined herein, capitalized terms used in this Certificate of Designations shall have the following meanings:

“ACQUIRED DEBT” means, with respect to any specified Person:

(1)	Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

(2)	Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“ADDITIONAL SECURITIES” shall have the meaning set forth in Section 10 hereof.

“AFFILIATE” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the

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ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” shall have correlative meanings.

“APPROVED PLAN” means any written stock option, stock purchase, stock incentive or stock appreciation plan or arrangement that is approved by the Board of Directors and the Company’s stockholders, to the extent required by law or other regulation.

“ASSET SALE” means:

(1)	the sale, lease, conveyance or other disposition of any assets, including, without limitation, by means of a sale and leaseback transaction, and:

(a)	any sale of a net profits or overriding royalty interest, in each case conveyed from or burdening proved developed or proved undeveloped reserves; and

(b)	any sale of hydrocarbons or other mineral products as a result of the creation of Dollar-Denominated Production Payments or Volumetric Production Payments (other than Dollar-Denominated Production Payments and Volumetric Production Payments created or sold in connection with the financing of, and within 30 days after, the acquisition of the properties subject thereto); and

(2)	the issuance of Equity Interests by any of the Company’s Restricted Subsidiaries or the sale of Equity Interests in any of its Restricted Subsidiaries.

Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

(1)	any single transaction or series of related transactions that together involves assets having a Fair Market Value of less than $250,000;

(2)	a transfer of assets between or among the Company and its Wholly-Owned Restricted Subsidiaries;

(3)	an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

(4)	a disposition of Cash Equivalents in the ordinary course of business;

(5)	a Restricted Payment or Permitted Investment that is permitted by Section 15;

(6)	a sale of oil, gas or other hydrocarbons or other mineral products in the ordinary course of business of the Company’s and its Restricted Subsidiaries’ oil and gas production operations;

(7)	any abandonment, farm-in, farm-out, lease and sub-lease of developed and/or undeveloped properties made or entered into in the ordinary course of business, but excluding any disposition described in either subclause (a) or (b) of the preceding clause 1;

(8)	the provision of services and equipment for the operation and development of the Company’s and its Restricted Subsidiaries’ oil and gas wells, in the ordinary course of the Company’s and its Restricted Subsidiaries’ oil and gas service businesses, notwithstanding that such transactions may be recorded as asset sales in accordance with full cost accounting guidelines;

(9)	the creation or perfection of a Lien (but not the sale or other disposition of any asset subject to such Lien) in accordance with this Certificate of Designations;

(10)	disposition of surplus or obsolete equipment in the ordinary course of business of the Company and its Restricted Subsidiaries; and

(11)	the issuance of Foreign Required Minority Shares.

“ATTRIBUTABLE DEBT” in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been

F-2-26

extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP. As used in the preceding sentence, the “net rental payments” under any lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder, excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease that is terminable by the lessee upon payment of penalty, such net rental payment shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

“BOARD OF DIRECTORS” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“BUSINESS DAY” means any day other than a Saturday or Sunday or any other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“CAPITAL LEASE OBLIGATION” means, at the time any determination thereof is to be made, the amount of the liability of a Person in respect of a capital lease that would at that time be required to be capitalized on a balance sheet of such Person in accordance with GAAP.

“CAPITAL STOCK” means:

(1)	in the case of a corporation, corporate stock;

(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)	in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“CASH EQUIVALENTS” means:

(1)	United States dollars;

(2)	securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

(3)	demand accounts, time deposit accounts, certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thompson Bank Watch rating of “B” or better (or an equivalent rating by any successor to the business of Thompson Bank Watch, including Fitch Ratings);

(4)	repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)	commercial paper having the highest rating obtainable from Moody’s Investors Service, Inc. (or its successor) or Standard & Poor’s Ratings Service (or its successor) and in each case maturing within 270 days after the date of acquisition;

(6)	money market or other mutual funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition; and

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(7)	deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Restricted Subsidiary maintains its chief executive office or is engaged in the Oil and Gas Business; provided, however, that all such deposits are made in such accounts in the ordinary course of business.

“CERTIFICATE OF INCORPORATION” shall have the meaning set forth in the recitals.

“CHANGE OF CONTROL” means the occurrence of any of the following events:

(i)	the Company consolidates with, amalgamates or merges with or into, another Person, or any Person consolidates with, or amalgamates or merges with or into the Company, other than pursuant to a transaction in which the Persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, the Company’s Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, Voting Stock representing a majority of the total voting power of all outstanding classes of Voting Stock of the continuing or surviving Person in substantially the same proportion among themselves as such ownership immediately prior to such transaction;

(ii)	the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than pursuant to a transaction in which persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, the Company’s Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, such Voting Stock representing a majority of the total voting power of such person or group;

(iii)	the adoption of a plan the consummation of which would result in the Company’s liquidation or dissolution other than with the consent or approval of the Initial Holder or its Affiliates;

(iv)	the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Initial Holder or its Affiliates, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the Company’s Voting Stock; or

(v)	during any period of two consecutive years, individuals who at the beginning of such period comprised the Board of Directors (together with (A) any new directors whose appointment by such Board of Directors (or the Preferred Directors with respect to the Preferred Directors) or whose nomination for election by the Company’s stockholders was approved by a vote of a majority of the Board of Directors (or the Preferred Directors with respect to the Preferred Directors) then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved and (B) any new directors elected under Section 5(a)(ii) hereof) cease for any reason to constitute a majority of the Board of Directors then in office.

“CHANGE OF CONTROL NOTICE” shall have the meaning set forth in Section 9(c) hereof.

“CHANGE OF CONTROL PURCHASE DATE” shall have the meaning set forth in Section 9(a) hereof.

“CHANGE OF CONTROL REDEMPTION PRICE” shall have the meaning set forth in Section 9(a) hereof.

“CLOSING PRICE” means, as of any date of determination, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States national or regional securities exchange on which the Common Stock is then traded or, if the Common Stock is not listed on a United States national or regional securities exchange, by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

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“COMMISSION” means the United States Securities Exchange Commission.

“COMMODITY AGREEMENT” means any oil or natural gas hedging agreement and other agreement or arrangement designed to protect the Company or a Restricted Subsidiary against fluctuations in oil or natural gas prices.

“COMMON STOCK” means the Company’s Common Stock, par value $0.0006 per share, as the same exists at the date of filing of this Certificate of Designations relating to the Redeemable Convertible Preferred Stock, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. However, subject to the provisions of Section 13(e), shares of Common Stock issuable on conversion of shares of Redeemable Convertible Preferred Stock shall include only shares of the class designated as Common Stock of the Company at the date of the filing of this Certificate of Designations with the Secretary of State of the State of Delaware or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company except as provided in the Certificate of Incorporation; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

“COMPANY” shall have the meaning set forth in the recitals.

“COMPANY NOTICE DATE” have the meaning set forth in Section 9(b) hereof.

“CONSOLIDATED CASH FLOW” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus:

(1)	an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2)	provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3)	Fixed Charges of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized, to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

(4)	depreciation, depletion, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period), impairment and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such amounts were deducted in computing such Consolidated Net Income; minus

(5)	non-cash items increasing such Consolidated Net Income for such period, other than items that were accrued in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP; minus

(6)	to the extent included in determining Consolidated Net Income, the sum of:

(a)	the amount of deferred revenues that are amortized during the period and are attributable to reserves that are subject to Volumetric Production Payments; and

(b)	amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar-Denominated Production Payments.

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Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation, depletion, amortization, impairment and other non-cash charges of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent that a corresponding amount would be permitted at the date of determination to be paid as a dividend to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

“CONSOLIDATED NET INCOME” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that:

(1)	the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Subsidiary thereof;

(2)	the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3)	the cumulative effect of a change in accounting principles shall be excluded;

(4)	any write-downs or impairments of non-current assets shall be excluded; and

(5)	any non-cash gains or losses or changes in respect of hedge or non-hedge derivatives (including those resulting from the application of FAS 133) shall be excluded.

“CONVERSION PRICE” means $1.84, subject to adjustment as set forth in Section 13 hereof.

“CONVERSION RATE” on any date of determination means the number of shares of Common Stock into which one share of Redeemable Convertible Preferred Stock is convertible as of such date.

“CONVERTIBLE SECURITIES” shall have the meaning set forth in Section 13(a)(iii)(A) hereof.

“CORPORATE TRUST OFFICE” means the principal corporate trust office of the Transfer Agent at which, at any particular time, its corporate trust business shall be administered.

“CURRENCY AGREEMENTS” means, at any time as to the Company and its Restricted Subsidiaries, any foreign currency exchange agreement, option or future contract or other similar agreement or arrangement designed to protect against or manage the Company’s or any or any of its Restricted Subsidiaries’ exposure to fluctuations in foreign currency exchange rates.

“DGCL” shall have the meaning set forth in the recitals.

“DISQUALIFIED STOCK” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Mandatory Redemption Date. Notwithstanding the preceding sentence, (i) the Senior Redeemable Preferred Stock and the Junior Redeemable Preferred Stock shall not constitute Disqualified Stock and (ii) any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the

F-2-30

right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 15.

“DIVIDEND PAYMENT DATE” means the 1st calendar day of January, April, July and October of each year, or the following Business Day if such day is not a Business Day, commencing [                    ], 2008.

“DIVIDEND PERIOD” means the period ending on the day before a Dividend Payment Date and beginning on the preceding Dividend Payment Date or, if there is no preceding Dividend Payment Date, on the Issue Date.

“DIVIDEND RATE” shall have the meaning set forth in Section 3(a) hereof.

“DOLLAR-DENOMINATED PRODUCTION PAYMENTS” means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“EMBA-TRANS” means Emba Trans LLP, a Kazakhstan limited liability partnership.

“EQUITY INTERESTS” means Capital Stock and all Options to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“EXCLUDED STOCK” shall have the meaning set forth in Section 13(a)(ii)(C) hereof.

“FAIR MARKET VALUE” means, with respect to any Restricted Payment or other item, the price that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by an officer of the Company if such value is less than $2,000,000; provided, however, if the value of such Restricted Payment or other item is $2,000,000 or greater, such determination shall be made in good faith by the Board of Directors; and provided further, however, if the value of such Restricted Payment or other item is $5,000,000 or greater, such determination shall be made by an accounting, appraisal or investment banking firm of national standing that is not an Affiliate of the Company.

“FIXED CHARGE COVERAGE RATIO” means, with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, guarantees, or redeems, retires or repays any Indebtedness (other than revolving credit borrowings not constituting a permanent commitment reduction) or issues or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “CALCULATION DATE”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, retirement or repayment of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period.

In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

(1)	acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during

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the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period;

(2)	the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

(3)	the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date.

“FIXED CHARGES” means, with respect to any Person for any period, the sum, without duplication, of:

(1)	the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts, and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net payments, if any, pursuant to Interest Rate Agreements; plus

(2)	the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(3)	any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such guarantee or Lien is called upon; plus

(4)	the product of:

(a)	all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times

(b)	a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

“FOREIGN REQUIRED MINORITY SHARES” means the minimum amount of Capital Stock of a Foreign Restricted Subsidiary that is required by the applicable laws and regulations of such foreign jurisdiction to be owned by the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Foreign Restricted Subsidiary to transact business in such foreign jurisdiction.

“FOREIGN RESTRICTED SUBSIDIARY” means any Restricted Subsidiary of the Company organized under the law of, and conducting a substantial portion of its business in, any jurisdiction other than the United States of America or any state thereof or the District of Columbia.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect as of the Issue Date.

“HEDGING OBLIGATIONS” means, with respect to any Person, the obligations of such Person under Currency Agreements, Interest Rate Agreements and Commodity Agreements.

“HOLDER” means the Person in whose name the shares of the Redeemable Convertible Preferred Stock are registered, which may be treated by the Company and the Transfer Agent as the absolute owner of the shares of Redeemable Convertible Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

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“INDEBTEDNESS” means, with respect to any specified Person, without duplication,

(1)	all obligations of such Person, whether or not contingent, in respect of:

(a)	borrowed money;

(b)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(c)	bankers’ acceptances;

(d)	Capital Lease Obligations; and

(e)	the balance deferred and unpaid of the purchase price of any property due more than six months after the date of acquisition thereof, except any such balance that constitutes a trade payable;

(2)	all net obligations in respect of Currency Agreements, Interest Rate Agreements and Commodity Agreements or Dollar Denominated Production Payments;

(3)	all liabilities of others of the kind described in the preceding clauses (1) or (2) that such Person has guaranteed or assumed or that are otherwise its legal responsibility (including, with respect to any Production Payment, any warranties or guaranties of production or payment by such Person with respect to such Production Payment but excluding other contractual obligations of such Person with respect to such Production Payment);

(4)	Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of:

(a)	the full amount of such obligations so secured and

(b)	the Fair Market Value of such asset;

(5)	Disqualified Stock of such Person or a Restricted Subsidiary in an amount equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof;

(6)	Attributable Debt in respect of a sale and leaseback transaction; and

(7)	any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (1) through (6) or this clause (7), whether or not between or among the same parties.

Subject to clause (3) of the preceding sentence, Volumetric Production Payments shall not be deemed to be Indebtedness.

“INITIAL HOLDER” means United Energy Group Limited, a company incorporated in the Cayman Islands and continued in Bermuda, having its registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda and its principal place of business in Hong Kong at Unit 2112, 21 Floor, Two Pacific Place, 88 Queensway, Hong Kong.

“INTEREST RATE AGREEMENTS” means, with respect to the Company and its Restricted Subsidiaries, interest rate agreements, interest rate cap agreements and interest rate collar agreements and other agreements or arrangements designed to protect such Person against fluctuations in interest rates, with respect to any Indebtedness that is permitted to be incurred under Section 14 hereof.

“INVESTMENT AGREEMENT” means that certain Investment Agreement, dated as of June 11, 2008 and amended and restated as of September 22, 2008, between the Company and the Initial Holder, as may be amended from time to time.

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“INVESTMENTS” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in Section 14(c) hereof.

“INVESTOR RIGHTS AGREEMENT” means the definitive agreement, or provisions of a definitive agreement, to be entered into in connection with the original issuance of Redeemable Convertible Preferred Stock, by and between the Company and the Initial Holder with respect to, among other matters, the filing with the Commission, and effectiveness, of the Shelf Registration Statement as may be amended from time to time.

“ISSUANCE NOTICE” shall have the meaning set forth in Section 10 hereof.

“ISSUE DATE” means [                    ], 2008, the date of original issuance of the Redeemable Convertible Preferred Stock.

“JUNIOR REDEEMABLE PREFERRED STOCK” means the Company’s 20% Junior Redeemable Convertible Preferred Stock initially issued on June 18, 2007.

“JUNIOR STOCK” means all classes of Common Stock of the Company, the Junior Redeemable Preferred Stock, the Senior Redeemable Preferred Stock and each other class of Capital Stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to, or on parity with, the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“LIEN” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“LIQUIDATION PREFERENCE” means, as to the Redeemable Convertible Preferred Stock, $100.00 per share.

“MANDATORY REDEMPTION DATE” shall have the meaning set forth in Section 8(a) hereof.

“MANDATORY REDEMPTION PRICE” shall have the meaning set forth in Section 8(a) hereof.

“MARKET VALUE” means the average Closing Price of the Common Stock for a 10 consecutive Trading Day period on the American Stock Exchange (or such other national securities exchange or automated quotation system on which the Common Stock is then listed or authorized for quotation or, if not so listed or authorized for quotation, an amount determined in good faith by the Board of Directors to be the fair value of the Common Stock) ending immediately prior to the date of determination.

“NET INCOME” means, with respect to any Person, the consolidated net income (loss) of such Person and its Restricted Subsidiaries, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

(1)

any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by such Person

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or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

(2)	any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

“NON-RECOURSE DEBT” means Indebtedness:

(1)	as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender with respect to such Indebtedness; and

(2)	no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity

“OFFICER” means the Chief Executive Officer, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

“OFFICER’S CERTIFICATE” means a certificate of the Company, signed by any duly authorized Officer of the Company.

“OIL AND GAS BUSINESS” means:

(1)	the acquisition, exploration, exploitation, development, operation or disposition of interests in, or obtaining production from, oil, natural gas or other hydrocarbon properties;

(2)	the gathering, marketing, treating, processing (but not refining), storage, selling or transporting of any production from such interests or properties; or

(3)	any activity that is ancillary, necessary or appropriate to facilitate, or that is incidental to, the activities described in clauses (1) and (2) of this definition.

“OPTIONS” shall have the meaning set forth in Section 13(a)(iii)(A) hereof.

“PARITY STOCK” means Series B-1 Stock and any class of Capital Stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“PERMITTED INDEBTEDNESS” shall have the meaning set forth in Section 14(b) hereof.

“PERMITTED INVESTMENT” means:

(1)	any Investment in the Company or in a Wholly-Owned Restricted Subsidiary of the Company;

(2)	any Investment in Cash Equivalents;

(3)	any Investment made as a result of the receipt of non-cash consideration from an Asset Sale;

(4)	receivables owing to the Company or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;

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(5)	payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(6)	Capital Stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of a debtor;

(7)	Hedging Obligations, which transactions or obligations are incurred in compliance with Section 14 hereof; and

(8)	Investments in prepaid expenses, negotiable instruments held for collection or deposit and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course.

“PERMITTED REFINANCING INDEBTEDNESS” means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided, however, that:

(1)	the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus premium, if any, and accrued interest on the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith);

(2)	(a) if the final maturity date of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded is earlier than the Mandatory Redemption Date, the Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded, or

(b)	if the final maturity date of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded is later than the Mandatory Redemption Date, the Permitted Refinancing Indebtedness has a final maturity date at least 91 days later than the Mandatory Redemption Date; and

(3)	the Permitted Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Permitted Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, deferred or refunded.

“PERSON” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subsidiary thereof or any other entity.

“PREFERRED BOARD OBSERVER” shall have the meaning set forth in Section 5(a)(ii) hereof.

“PREFERRED DIRECTORS” shall have the meaning set forth in Section 5(a)(ii) hereof.

“PRODUCTION PAYMENTS” means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

“RECORD DATE” means December 15, March 15, June 15 or September 15, as the case may be, or the date that may be fixed by the Board of Directors that is not more than 60 days nor less than 10 days preceding the applicable Dividend Payment Date.

F-2-36

“REDEEMABLE CONVERTIBLE PREFERRED STOCK” shall have the meaning set forth in Section 1 hereof.

“REGISTRATION DEFAULT” shall have the meaning set forth in Section 3(d) hereof.

“REORGANIZATION EVENT” shall have the meaning set forth in Section 13(e).

“RESTRICTED PAYMENTS” shall have the meaning set forth in Section 15(a)(iv) hereof.

“RESTRICTED SUBSIDIARY” of a Person means any Subsidiary of the referenced Person that is not an Unrestricted Subsidiary.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SERIES B-1 STOCK” means the Company’s Series B-1 Redeemable Convertible Preferred Stock, issued on [                    ], 2008.

“SENIOR REDEEMABLE PREFERRED STOCK” means the Company’s 15% Senior Redeemable Convertible Preferred Stock initially issued on December 1, 2006.

“SENIOR STOCK” means each class of Capital Stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Redeemable Convertible Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“SHARES OF NEWLY ISSUED COMMON STOCK” shall have the meaning set forth in the Investment Agreement.

“SHELF REGISTRATION STATEMENT” means the shelf registration statement to be filed with the Commission with respect to resales of Transfer Restricted Securities by the holders thereof, as required by the Investor Rights Agreement.

“STATED MATURITY” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“SUBSIDIARY” of any Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other Equity Interests (including partnership and joint venture interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Affiliates of such Person or (3) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Company.

“THRESHOLD PRICE” shall have the meaning set forth in Section 13(a)(ii) hereof.

“TRADING DAY” means a day during which trading in securities generally occurs on the American Stock Exchange or, if the Common Stock is not then listed on the American Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United States national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

F-2-37

“TRANSMERIDIAN CASPIAN” means Transmeridian Caspian Petroleum LLP, a Kazakhstan limited liability partnership.

“TRANSFER AGENT” means, except as provided in Section 18 hereof, The Bank of New York, the Company’s duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Redeemable Convertible Preferred Stock.

“TRANSFER RESTRICTED SECURITIES” shall mean each share of Redeemable Convertible Preferred Stock (or the shares of Common Stock into which such share of Redeemable Convertible Preferred Stock is convertible) and each share of Redeemable Convertible Preferred Stock or Common Stock issued as a dividend on the Redeemable Convertible Preferred Stock or into which such share of Redeemable Convertible Preferred Stock is convertible), until (1) the date on which each such share has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (2) the date on which each such share is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable without volume limitations or compliance with the manner of sale, public information or notice requirements under Rule 144 under the Securities Act pursuant to Rule 144(b) thereof or any successor rule.

“UNRESTRICTED SUBSIDIARY” means Transmeridian Caspian, Emba-Trans and any other Subsidiary of the Company (other than Transmeridian Exploration Inc.) that is designated by the Board of Directors as an Unrestricted Subsidiary, but only to the extent that such Subsidiary:

(1)	has no Indebtedness other than Non-Recourse Debt;

(2)	is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement of understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

(3)	is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results, except in each case to the extent that the full amount of any such commitment is treated as an Investment in compliance with Section 15 hereof or a Permitted Investment;

(4)	such Subsidiary, either alone or in the aggregate with all other Unrestricted Subsidiaries, does not operate, directly or indirectly, all or substantially all of the business of the Company and its Subsidiaries; and

(5)	has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries.

The Board of Directors may designate any Restricted Subsidiary (other than Transmeridian Exploration Inc.) to be an Unrestricted Subsidiary if that designation would not cause a breach of the provisions in this Certificate of Designations. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such designation and will reduce the amount available for Restricted Payments under Section 15(a). All such outstanding Investments will be valued at their Fair Market Value at the time of such designation. That designation will only be permitted if such Restricted Payment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Certificate of Designations and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 14, the Company shall be in default of such covenant.

F-2-38

The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if such Indebtedness is permitted under Section 14, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period.

“VOLUME WEIGHTED AVERAGE PRICE” means for a share of Common Stock as of any date, the dollar volume-weighted average price for such Common Stock on the American Stock Exchange during the period beginning at 9:30:01 a.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume/weighted average price of such Common Stock in the over-the-counter market on the electronic bulletin board for such Common Stock during the period beginning at 9:30:01 a.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the American Stock Exchange publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar/volume weighted average price is reported for the Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such Common Stock as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“VOLUMETRIC PRODUCTION PAYMENTS” mean production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“VOTING RIGHTS CLASS” shall have the meaning set forth in Section 5(b) hereof.

“VOTING RIGHTS TRIGGERING EVENT” means (1) if dividends on or any shares of the Voting Rights Class are in arrears and unpaid for two or more calendar years or (2) the failure of the Company to redeem any shares of Redeemable Convertible Preferred Stock pursuant to Sections 8 or 9 hereof.

“VOTING STOCK” means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote without any contingency on the election of members of the Board of Directors or other governing body of such Person.

“WEIGHTED AVERAGE LIFE TO MATURITY” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1)	the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2)	the then outstanding principal amount of such Indebtedness.

“WHOLLY-OWNED RESTRICTED SUBSIDIARY” of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock of which (other than Foreign Required Minority Shares) shall at the time be owned by such Person and/or by one or more other Wholly-Owned Restricted Subsidiaries of such Person.

F-2-39

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Company, does file this Certificate of Designations hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this      day of                     , 2008.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:	Earl W. McNiel
Title:	Vice President and Chief Financial Officer

TRANSMERIDIAN EXPLORATION INCORPORATED

PROXY SOLICITED BY THE

BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD [            ], 2008

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Transmeridian Exploration Incorporated (“Transmeridian”) to be held [            ], 2008, and (2) constitutes and appoints Lorrie T. Olivier and Earl W. McNiel, and each of them, attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to vote and act in accordance with the instructions set forth below with respect to all of the shares of Common Stock of Transmeridian standing in the name of the undersigned or with respect to which the undersigned is entitled to vote at that meeting and at any meetings to which that meeting is adjourned or postponed. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

1.	PROPOSAL ONE: Election of four Directors of Transmeridian to be voted on by holders of Common Stock, to hold office in accordance with Transmeridian’s Amended and Restated Certificate of Incorporation and bylaws until the 2009 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified. You may withhold authority to vote for any nominee(s) by lining through or otherwise striking out the name of such nominee(s).

Nominees: Messrs. Olivier, Dorman, Carter and Shacklett

☐  FOR each of the nominees listed above

☐  AGAINST each of the nominees listed above

2.	PROPOSAL TWO: Issuance of Common Stock, the New Preferred Stock and the warrants in connection with the Investment Agreement and the resulting potential change of control.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

3.	PROPOSAL THREE: Sale of 20% or more of Common Stock at or below the greater of book value or market price as a result of the Company’s issuing Common Stock, New Preferred Stock and warrants to purchase Common Stock to UEGL.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

4.	PROPOSAL FOUR: Amend and restate Transmeridian’s Amended and Restated Certificate of Incorporation in connection with the Investment Agreement in the form of Annex B.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

5.	PROPOSAL FIVE: Amend the Certificate of Designations of the Company’s 15% Senior Preferred Stock in the form of Annex C.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

6.	PROPOSAL SIX: Amend the Certificate of Designations of the Company’s 20% Junior Preferred Stock in the form of Annex D.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

7.	PROPOSAL SEVEN: Ratify the appointment of UHY as independent auditor of Transmeridian for the year ending December 31, 2008.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

8.	PROPOSAL EIGHT: If any of Proposals Two, Three, Four, Five or Six are unsuccessful, amend Transmeridian’s Amended and Restated Certificate of Incorporation so as to increase the number of authorized shares of Common Stock from 200 million to 500 million shares.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

9.	PROPOSAL NINE: Adjournment of the meeting, if necessary, to solicit additional proxies.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR the proposals. Your shares cannot be voted unless you sign and return this card.

(Signature)	(Signature)	(Date)

NOTE:	PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Form of Proxy